Exhibit 10.10

EXECUTION VERSION

SECOND LIEN COLLATERAL AGREEMENT

dated as of

August 18, 2016,

among

ZUFFA GUARANTOR, LLC,

UFC HOLDINGS, LLC,

VGD MERGER SUB, LLC,

THE OTHER GRANTORS PARTY HERETO

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as Collateral Agent

TABLE OF CONTENTS

Page

ARTICLE I

Definitions
SECTION 1. 01	Defined Terms	1
SECTION 1. 02	Other Defined Terms	1

ARTICLE II

Pledge of Securities
SECTION 2. 01	Pledge	4
SECTION 2. 02	Delivery of the Pledged Collateral	5
SECTION 2. 03	Representations, Warranties and Covenants	6
SECTION 2. 04	[Reserved]	7
SECTION 2. 05	Registration in Nominee Name; Denominations	7
SECTION 2. 06	Voting Rights; Dividends and Interest	7

ARTICLE III

Security Interests in Personal Property
SECTION 3. 01	Security Interest	9
SECTION 3. 02	Representations and Warranties	11
SECTION 3. 03	Covenants	13
SECTION 3. 04	Other Actions	15
SECTION 3. 05	Covenants Regarding Patent, Trademark and Copyright
	Collateral	16

ARTICLE IV

Remedies
SECTION 4. 01	Remedies upon Default	16
SECTION 4. 02	Application of Proceeds	18
SECTION 4. 03	Grant of License to Use Intellectual Property	19
SECTION 4. 04	Securities Act	19

Schedules

Schedule I	Grantors
Schedule II	Pledged Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit I	Form of Supplement
Exhibit II	Form of Second Lien Copyright Security Agreement
Exhibit III	Form of Second Lien Patent Security Agreement
Exhibit IV	Form of Second Lien Trademark Security Agreement

SECOND LIEN COLLATERAL AGREEMENT dated as of August 18, 2016 (this “Agreement”), among ZUFFA GUARANTOR, LLC, a Delaware limited liability company (“Holdings”), UFC Holdings, LLC (“UFC Holdings”), VGD MERGER SUB, LLC, a Delaware limited liability company (“VGD Merger Sub”) (which on the Effective Date shall be merged with and into UFC Holdings with UFC Holdings surviving such merger), the other GRANTORS from time to time party hereto and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent (in such capacity and together with successors in such capacity, the “Collateral Agent”).

Reference is made to the Second Lien Credit Agreement dated as of August 18, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, VGD Merger Sub, the Lenders party thereto and Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantors (other than the Borrower) are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Defined Terms.

(a) Each capitalized term used but not defined herein shall have the meaning assigned thereto in the Credit Agreement; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement shall have the meaning specified in the New York UCC.

(b) The rules of construction specified in Section 1.03 and 1.04 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person that is or may become obligated to any Grantor under, with respect to or on account of an Account.

“After-Acquired Intellectual Property” has the meaning assigned to such term in Section 3.03.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01.

“Borrower” means, (a) prior to the consummation of the Merger, VGD Merger Sub and (b) immediately after the consummation of the Merger, UFC Holdings.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Copyright License” means any written agreement, now or hereafter in effect, granting to any Person any right under any Copyright now or hereafter owned by any other Person or that such other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Copyright Security Agreement” means the Second Lien Copyright Security Agreement substantially in the form of Exhibit II.

“Copyrights” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work arising under the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including, in the case of any Grantor, registrations, supplemental registrations and pending applications for registration in the United States Copyright Office set forth next to its name on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Excluded Equity Interests” has the meaning assigned to such term in Section 2.01.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.04.

“Grantors” means (a) Holdings, (b) any Intermediate Holdings, (c) the Borrowers, (d) each other Subsidiary identified on Schedule I and (e) each other Subsidiary Loan Party and Guarantor that becomes a party to this Agreement as a Grantor after the Effective Date.

“Holdings” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Information Certificate” means the Information Certificate dated the Effective Date delivered to the Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time (including as supplemented by any Information Certificate delivered by an additional Subsidiary pursuant to Section 5.14).

“Intellectual Property” means, with respect to any Person, all intellectual and similar property of every kind and nature now owned or hereafter acquired by any such Person, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases.

2

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Person is a party, including those material exclusive Copyright Licenses under which any Grantor is a licensee listed on Schedule III.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any item or portion of the Article 9 Collateral is governed by the Uniform Commercial Code or similar law as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Person any right to make, use or sell any invention on which a Patent, now or hereafter owned by any other Person or that any other Person now or hereafter otherwise has the right to license, is in existence, and all rights of any such Person under any such agreement.

“Patent Security Agreement” means the Second Lien Patent Security Agreement substantially in the form of Exhibit III.

“Patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States, all registrations thereof and all applications for letters patent of the United States, including registrations and pending applications in the United States Patent and Trademark Office, including, in the case of any Grantor, those filed in connection therewith in the United States Patent and Trademark Office listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 2.01.

“Pledged Equity Interests” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited or unlimited liability membership certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Supplement” means an instrument in the form of Exhibit I hereto, or any other form approved by the Collateral Agent, and in each case reasonably satisfactory to the Collateral Agent.

3

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Person any right to use any Trademark now or hereafter owned by any other Person or that any other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Trademark Security Agreement” means the Second Lien Trademark Security Agreement in the form of Exhibit IV.

“Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, brand names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, domain names, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof, and all registration and applications filed in connection therewith, including registrations and applications in the United States Patent and Trademark Office or any similar offices in any State of the United States, and all extensions or renewals thereof, including, in the case of any Grantor, any registrations and applications filed in connection therewith in the United States Patent and Trademark Office set forth next to its name on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“UFC Holdings” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“VGD Merger Sub” has the meaning assigned to such term in the introductory paragraph of this Agreement.

ARTICLE II

Pledge of Securities

SECTION 2. 01 Pledge. As security for the payment or performance, as the case may be, in full of all Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties and hereby grants to the Collateral Agent, its successor and assigns, for the benefit of the Secured Parties a security interest in the Pledged Collateral. “Pledged Collateral” shall mean the collective reference to the following: all of such Grantor’s right, title and interest in, to and under (a)(i) the shares of capital stock and other Equity Interests owned by such Grantor, including those listed opposite the name of such Grantor on Schedule II, (ii) any other Equity Interests obtained in the future by such Grantor and (iii) the certificates (if any) representing all such Equity Interests (collectively, the “Pledged Equity Interests”); provided that the Pledged Equity Interests shall not include any Excluded Assets or Equity Interests of Immaterial Subsidiaries (the Equity Interests excluded pursuant to this proviso being referred to as the “Excluded Equity Interests”); (b)(i) the debt securities owned by such Grantor, including those listed opposite the name of such Grantor on Schedule II, (ii) any debt securities in the future issued to or otherwise acquired by such Grantor and (iii) the promissory notes and any other instruments evidencing all such debt securities (collectively, the “Pledged Debt Securities”); (c) all other property that may be delivered to and

4

held by the Collateral Agent pursuant to the terms of this Section 2.01 and Section 2.02; (d) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing. Notwithstanding the foregoing, Pledged Collateral shall not include Excluded Assets of any kind.

SECTION 2. 02 Delivery of the Pledged Collateral.

(a) Each Grantor agrees to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities (i)(A) of any Intermediate Holdings, the Borrower and Material Subsidiaries (other than Foreign Subsidiaries) of the Borrower on the date hereof and (B) all other Pledged Securities, as promptly as practicable after the Effective Date, and in any event within the time specified in Schedule 5.14 of the Credit Agreement (or such later date as the Administrative Agent may reasonably agree) in each case, in the case of any such Pledged Securities owned by such Grantor on the date hereof, and (ii) promptly (and in any event within 60 days or such later date as the Collateral Agent reasonably agrees) after the acquisition thereof, in the case of any such Pledged Securities acquired by such Grantor after the date hereof.

(b) As promptly as practicable, and in any event within the time specified in Schedule 5.14 of the Credit Agreement or such longer time as may be agreed to by the Administrative Agent in the case of any such Indebtedness owed to such Grantor on the date hereof, each Grantor will cause any Indebtedness for borrowed money owed to such Grantor by Holdings, any Intermediate Holdings, the Borrower or any Subsidiary in a principal amount of $20,000,000 or more to be evidenced by a duly executed promissory note (including, if such security interest can be perfected therein, a grid note) that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

(c) Upon delivery to the Collateral Agent, (i) any certificate or promissory note representing Pledged Securities shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other undated instruments of transfer duly executed in blank and reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed in blank by the applicable Grantor and such other instruments and documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be deemed attached to, and shall supplement, Schedule II and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.

5

SECTION 2. 03 Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) as of the Effective Date, Schedule II sets forth a true and complete list, with respect to each Grantor, of (i) all the Equity Interests owned by such Grantor and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such Grantor and (ii) all the Pledged Debt Securities owned by such Grantor;

(b) the Pledged Equity Interests and the Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity Interests, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditor’s rights generally; provided that the foregoing representations, insofar as they relate to the Pledged Debt Securities issued by a Person other than Holdings, any Intermediate Holdings, the Borrower or any Subsidiary, are made to the knowledge of the Grantors;

(c) except for the security interests granted hereunder and under any other Loan Documents, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor,

(ii) holds the same free and clear of all Liens, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement and transfers made in compliance with the Credit Agreement, (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement and transfers made in compliance with the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement and the other Loan Documents and Liens permitted pursuant to Section 6.02 of the Credit Agreement), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Equity Interests and, to the extent issued by Holdings, any Intermediate Holdings, the Borrower or any Subsidiary, the Pledged Debt Securities are and will continue to be freely transferable and assignable, and none of the Pledged Equity Interests and, to the extent issued by Holdings, any Intermediate Holdings, the Borrower or any Subsidiary, the Pledged Debt Securities are or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law or other organizational document provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner adverse to the Secured Parties in any material respect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated; and

6

(f) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities, free of any adverse claims, under the New York UCC to the extent such lien and security interest may be created and perfected under the New York UCC, as security for the payment and performance of the Secured Obligations.

SECTION 2. 04 [Reserved].

SECTION 2. 05 Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and is continuing and the Collateral Agent shall have notified the Grantors of its intent to exercise such rights, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent or in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent), and each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. If an Event of Default shall have occurred and is continuing and the Collateral Agent shall have notified the Grantors of its intent to exercise such rights, the Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement.

SECTION 2. 06 Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and is continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section 2.06 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same;

(ii) the Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be promptly executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section;

7

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests in the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Collateral Agent).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 2.06, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided that the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to receive and retain such amounts. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate of a Responsible Officer of the Borrower to that effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 2.06, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and

8

powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate of a Responsible Officer of the Borrower to that effect, all rights vested in the Collateral Agent pursuant to this paragraph (c) shall cease, and the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06.

(d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 2.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

SECTION 3. 01 Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(I) all Accounts;

(II) all Chattel Paper;

(III) all Cash and Deposit Accounts;

(IV) all Documents;

(V) all Equipment;

(VI) all General Intangibles, including all Intellectual Property;

(VII) all Instruments;

(VIII) all Inventory;

9

(IX) all other Goods and Fixtures;

(X) all Investment Property;

(XI) all Letter-of-Credit Rights;

(XII) all Commercial Tort Claims specifically described on Schedule IV hereto, as such schedule may be supplemented from time to time pursuant to Section 3.04(c);

(XIII) all books and records pertaining to the Article 9 Collateral; and

(XIV) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that in no event shall the Security Interest attach to (A) any Excluded Assets and (B) the Excluded Equity Interests (it being understood that, to the extent the Security Interest shall not have attached to any such asset as a result of clauses (A) and (B) above, the term “Article 9 Collateral” shall not include any such asset).

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto, including continuations, that (i) describe the collateral covered thereby in any manner that the Collateral Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including indicating the Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto with respect to the Article 9 Collateral or any part thereof naming any Grantor as debtor or the Grantors as debtors and the Collateral Agent as secured party, if filed prior to the date hereof.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in Article 9 Collateral consisting of Patents, Trademarks or Copyrights granted by each Grantor and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party. No Grantor shall be required to complete any filings or other action with respect to the perfection of the Security Interests created hereby in any Intellectual Property subsisting in any jurisdiction outside of the United States.

10

(c) The Security Interest and the security interest granted pursuant to Article II are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 3. 02 Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes, in each case except where the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and has full power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and except to the extent that failure to obtain or make such consent or approval, as the case may be, individually or in aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b) The Information Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name and jurisdiction of organization of each Grantor, is correct and complete in all material respects as of the Effective Date (except that the information therein with respect to the exact legal name of each Grantor shall be true and correct in all respects). The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Information Certificate for filing in each governmental, municipal or other office specified in Schedule 2 to the Information Certificate (or specified by notice from the Borrower to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by Section 5.03 or 5.12 of the Credit Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of registered or applied for Patents, Trademarks and Copyrights acquired or developed by a Grantor after the date hereof). The Grantors represent and warrant that a fully executed Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement, in each case containing a description of the Article 9 Collateral consisting of United States registered

11

Patents, United States registered Trademarks and United States registered Copyrights (and applications for any of the foregoing), as applicable, and executed by each Grantor owning any such Article 9 Collateral, have been delivered to the Collateral Agent for recording with the United States Patent and Trademark Office or the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of registered or applied for Patents, Trademarks and Copyrights acquired or developed by a Grantor after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in paragraph (b) of this Section 3.02, a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to the filings described in paragraph (b) of this Section 3.02, a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of a Patent Security Agreement, a Trademark Security Agreement and a Copyright Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period after the date hereof pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one-month period after the date hereof pursuant to 17 U.S.C. § 205.

(d) The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement. The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

12

SECTION 3. 03 Covenants.

(a) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons, except with respect to Article 9 Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of such Grantor’s business, and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 6.02 of the Credit Agreement, subject to the rights of such Grantor under Section 9.15 of the Credit Agreement and corresponding provisions of the Security Documents to obtain a release of the Liens created under the Security Documents.

(b) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note (which may be a global note) or other instrument (other than any promissory note or other instrument in an aggregate principal amount of less than $20,000,000 owed to the applicable Grantor by any Person), such note or instrument shall be promptly (but in any event within 60 days of receipt by such Grantor or such longer period as the Administrative Agent may agree in its reasonable discretion) pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, together with an undated instrument of transfer duly executed in blank and in a manner reasonably satisfactory to the Collateral Agent.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt written notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to identify specifically any asset or item that may constitute an application or registration for any Copyright, Patent or Trademark; provided that any Grantor shall have the right, exercisable within 10 days (or such longer period as shall be agreed by the Borrower and the Collateral Agent) after it has been notified in writing by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy (i) with respect to such supplement or additional schedule or (ii) of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that, at the reasonable request of the Collateral Agent, it will use commercially reasonable efforts to take such action as shall be reasonably necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 10 days (or such longer period as shall be agreed by the Borrower and the Collateral Agent) after the date it has been notified in writing by the Collateral Agent of the specific identification of such Collateral.

In the event that any such Grantor, whether by acquisition, assignment, filing or otherwise, acquires any right in Intellectual Property (including, without limitation, continuation-in-part patent applications) after the date hereof (collectively, the “After-Acquired Intellectual Property”), such After-Acquired Intellectual Property shall automatically be included as part of the Collateral and shall be subject to the terms and conditions of this Agreement. Holdings will

13

furnish to the Collateral Agent, at the time of delivery of each Compliance Certificate provided for in Sections 5.01(d) of the Credit Agreement for the financial statements under Section 5.01(a), an updated Schedule III identifying the After-Acquired Intellectual Property issued by, registered with or filed in the United States Patent and Trademark Office or the United States Copyright Office acquired during such fiscal year; and (ii) each applicable Grantor shall promptly after delivery of such updated Schedule III, execute and file with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, supplements to Exhibits II, III or IV, as applicable, to record the grant of the security interest hereunder in such After-Acquired Intellectual Property. As soon as practicable upon each such filing and recording, such Grantor shall deliver to the Collateral Agent true and correct copies of the relevant documents, instruments and receipts evidencing such filing and recording.

(c) If an Event of Default shall have occurred and is continuing and the Collateral Agent shall have notified the Grantors of its intent to exercise such rights, at its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent, within 10 days after demand, for any reasonable payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(d) Each Grantor shall remain liable, as between such Grantor and the relevant counterparty under each contract, agreement or instrument relating to the Article 9 Collateral, to observe and perform all the conditions and obligations to be observed and performed by it under such contract, agreement or instrument, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

(e) It is understood that no Grantor shall be required by this Agreement to perfect the security interests created hereunder by any means other than (i) filings pursuant to the Uniform Commercial Code, (ii) filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) in respect of registered Intellectual Property (provided that, with respect to Licenses, such filings shall be limited to material exclusive Copyright Licenses under which such Grantor is a licensee) and (iii) in the case of Collateral that constitutes Tangible Chattel Paper, Pledged Securities, Instruments, Certificated Securities or Negotiable Documents, delivery thereof to the Collateral Agent in accordance with the terms hereof (together with, where applicable, undated stock or note powers or other undated proper instruments of assignment). No Grantor shall be required to (i) complete or effect any filings or other action with respect to the perfection of the security interests created hereby in any jurisdiction outside of the United States or (ii) deliver control agreements with respect to, or confer perfection by “control” over, any Deposit Accounts and other bank or securities or commodities accounts or any other assets requiring perfection by control agreements.

14

(f) Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable out-of-pocket attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

SECTION 3. 04 Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Collateral (other than Instruments with a face amount of less than $20,000,000 and other than checks to be deposited in the ordinary course of business), such Grantor shall promptly (but in any event within 60 days of receipt by such Grantor or such longer period as the Administrative Agent may agree in its reasonable discretion) endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(c) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $20,000,000, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and Schedule IV shall be deemed to be supplemented to include such description of such commercial tort claim as set forth in such writing.

15

SECTION 3. 05 Covenants Regarding Patent, Trademark and Copyright Collateral.

(a) Except to the extent failure so to act could not reasonably be expected to have a Material Adverse Effect of the type referred to in clause (a) or (b) of the definition of such term in the Credit Agreement, with respect to registration or pending application of each item of its Intellectual Property for which such Grantor has standing to do so, each Grantor agrees (i) to maintain the validity and enforceability of any registered Intellectual Property (or applications therefor) and to maintain such registrations and applications of Intellectual Property in full force and effect and (ii) to pursue the registration and maintenance of each Patent, Trademark or Copyright registration or application, now or hereafter included in the Intellectual Property of such Grantor, including the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office, the United States Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b) Except as could not reasonably be expected to have a Material Adverse Effect of the type referred to in clause (a) or (b) of the definition of such term in the Credit Agreement, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, lose its competitive value).

(c) Except where failure to do so could not reasonably be expected to have a Material Adverse Effect of the type referred to in clause (a) or (b) of the definition of such term in the Credit Agreement, each Grantor shall take all steps to preserve and protect each item of its Intellectual Property, including maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

(d) Nothing in this Agreement shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue or otherwise allowing to lapse, terminate or put into the public domain any of its Intellectual Property to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

ARTICLE IV

Remedies

SECTION 4. 01 Remedies upon Default. If an Event of Default shall have occurred and is continuing and the Collateral Agent shall have notified the Grantors of its intent to exercise such rights, each Grantor agrees to deliver, on demand, each item of Collateral to the

16

Collateral Agent or any Person designated by the Collateral Agent, and it is agreed that the Collateral Agent shall have the right to take any or all of the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent, for the benefit of the Secured Parties, or to license or sublicense, whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without demand for performance but with notice (which need not be prior notice), to take possession of the Article 9 Collateral and the Pledged Collateral and without liability for trespass to enter any premises where the Article 9 Collateral or the Pledged Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and the Pledged Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law and the notice requirements described below, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors no less than 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future

17

delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4. 02 Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

18

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 4. 03 Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement, each Grantor, solely during the continuance of an Event of Default, grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof to the extent that such non-exclusive license (a) does not violate the express terms of any agreement between a Grantor and a third party governing the applicable Grantor’s use of such Collateral consisting of Intellectual Property, or gives such third party any right of acceleration, modification or cancellation therein and (b) is not prohibited by any Requirements of Law; provided that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. The use of such license by the Collateral Agent may only be exercised, at the option of the Collateral Agent, during the continuation of an Event of Default; provided further that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 4. 04 Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws to the extent the Collateral Agent has determined that such a registration is not required by any Requirement of Law and (b) may approach

19

and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent and the other Secured Parties shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE V

Miscellaneous

SECTION 5. 01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of Holdings as provided in Section 9.01 of the Credit Agreement.

SECTION 5. 02 Waivers; Amendment.

(a) No failure or delay by the Collateral Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent or any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement; provided that the Collateral Agent may, without the consent of any Secured Party, consent to a departure by any Grantor from any covenant of such Grantor set forth herein to the extent such departure is consistent with the authority of the Collateral Agent set forth in the definition of the term “Collateral and Guarantee Requirement” in the Credit Agreement.

20

SECTION 5. 03 Collateral Agent’s Fees and Expenses; Indemnification.

(a) Each Grantor, jointly with the other Grantors and severally, agrees to reimburse the Collateral Agent for its fees and expenses incurred hereunder as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “each Grantor” and each reference therein to the “Administrative Agent” shall be deemed to be a reference to the “Collateral Agent”.

(b) Each Grantor, jointly with the other Grantors and severally, agrees to indemnify the Collateral Agent and the other Indemnitees as provided in Section 9.03(b) of the Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “each Grantor”.

(c) To the fullest extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such damages are determined by a court of competent jurisdiction by final, non-appealable judgment to have resulted from the gross negligence or willful misconduct of, or a breach of the Loan Documents by, such Indemnitee or its Related Parties, or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement or instrument contemplated thereby, the Transactions, any Loan or the use of the proceeds thereof.

(d) The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Secured Party. All amounts due under this Section shall be payable not later than 10 Business Days after written demand therefor; provided, however, any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 5.03. Any such amounts payable as provided hereunder shall be additional Secured Obligations.

SECTION 5. 04 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

21

SECTION 5. 05 Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that the Collateral Agent, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Loan Document, and shall continue in full force and effect until such time as the Termination Date shall have occurred.

SECTION 5. 06 Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement and the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 5. 07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provisions.

SECTION 5. 08 Right of Set-Off. If an Event of Default under Sections 7.01(a), (b), (h) or (i) of the Credit Agreement shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender to or for the credit or the account of any Grantor against any of and all the obligations of such Grantor then due and owing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations are owed to a branch or office of such Lender different from the

22

branch or office holding such deposit or obligated on such Indebtedness. The applicable Lender shall notify the applicable Grantor and the Collateral Agent of such setoff and application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section 5.08. The rights of each Lender under this Section 5.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have. Notwithstanding the foregoing, no amount set off from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor.

SECTION 5. 09 Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent.

(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Grantor or its respective properties in the courts of any jurisdiction.

(c) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in any Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) Each Grantor hereby irrevocably designates, appoints and empowers the Borrower as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding.

SECTION 5. 10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING

23

DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

SECTION 5. 11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5. 12 Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 5. 13 Termination or Release.

(a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate upon the occurrence of the Termination Date.

(b) The Security Interest and all other security interests granted hereby shall also terminate and be released at the time or times and in the manner set forth in Section 9.15 of the Credit Agreement. A Subsidiary Loan Party shall also be released from its obligations under this Agreement at the time or times and in the manner set forth in Section 9.15 of the Credit Agreement.

(c) In connection with any termination or release pursuant to paragraph (a) or

(b) of this Section, the Collateral Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents by the Collateral Agent pursuant to this Section shall be without recourse to or warranty by the Collateral Agent.

24

SECTION 5. 14 Additional Subsidiaries. Pursuant to the Credit Agreement, additional Subsidiaries may or may be required to become Grantors after the date hereof. Upon execution and delivery by the Collateral Agent and a Subsidiary of a Supplement (which shall be accompanied by an Information Certificate duly executed by such Subsidiary), any such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any Subsidiary as a party to this Agreement.

SECTION 5. 15 Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, but only upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor;

(e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

SECTION 5. 16 Intercreditor Agreements Govern. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the First Lien/Second Lien Intercreditor

25

Agreement), including liens and security interests granted to Goldman Sachs Bank USA, as collateral agent, pursuant to or in connection with the First Lien Credit Agreement, and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the First Lien/Second Lien Intercreditor Agreement. In the event of any conflict between the terms of the First Lien/Second Lien Intercreditor Agreement and the terms of this Agreement, the terms of the First Lien/Second Lien Intercreditor Agreement shall govern. Without limiting the foregoing, prior to the Discharge of Senior Obligations (as defined in the First Lien/Second Lien Intercreditor Agreement), the delivery of any Pledged or Controlled Collateral (as defined in the First Lien/Second Lien Intercreditor Agreement) that is subject to Section 5.05 of the First Lien/Second Lien Intercreditor Agreement to Goldman Sachs Bank USA, as Senior Collateral Agent (as defined in the First Lien/Second Lien Intercreditor Agreement), shall satisfy any obligation of any Grantor under this Agreement to deliver any such Pledged or Controlled Collateral to the Collateral Agent.

SECTION 5. 17 Effectiveness of the Merger. UFC Holdings shall have no rights or obligations hereunder until the consummation of the Merger and any representations and warranties of UFC Holdings hereunder shall not become effective until such time. Upon consummation of the Merger, UFC Holdings shall succeed to all the rights and obligations of VGD Merger Sub under this Agreement and the other Loan Documents to which they are a party and all representations and warranties of UFC Holdings shall become effective as of the date hereof, without any further action by any Person.

[Signature Pages Follow]

26

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ZUFFA GUARANTOR, LLC

By: Zuffa Parent, LLC, its sole member

By:	/s/ Ike Lawrence Epstein
Name: Ike Lawrence Epstein
Title: Chief Operating Officer

UFC HOLDINGS, LLC

By: Zuffa Parent, LLC, its sole member

By:	/s/ Ike Lawrence Epstein
Name: Ike Lawrence Epstein
Title: Chief Operating Offier

SIGNATURE PAGE TO SECOND LIEN COLLATERAL AGREEMENT

VGD MERGER SUB, LLC

By:	/s/ Joel Karansky
Name: Joel Karansky
Title: Vice President

SIGNATURE PAGE TO SECOND LIEN COLLATERAL AGREEMENT

Zuffa, LLC
Ultimate Fighting Productions, LLC
Zuffa Marketing, LLC
FLD Productions, LLC
Zuffa Interactive Investor, LLC
Zuffa Landco, LLC
Forza, LLC
Vigore, LLC
Zuffa Music, LLC
Zuffa Records, LLC
WFA Enterprises, LLC
Twine Management, LLC
WEC Holdings, LLC
Zuffa Expo, LLC
Zuffa Holding Company, LLC
Zuffa on Demand, LLC
Zuffa International, LLC
Zuffa Australia, LLC
Ultimate Fighting Productions International, LLC
Zuffa Brazil, LLC
Zuffa Canada, LLC
MMANDO Management, LLC
Worldwide Z Holdings, LLC
Worldwide MMA Holdings, LLC
Pride FC Worldwide Holdings, LLC
Pride FC Worldwide (Japan), LLC
Pride FC Worldwide, LLC
Zuffa Ireland, LLC
Zuffa Mexico, LLC
Zuffa Taps, LLC
Zuffa Licensor, LLC each as a Guarantor

By:	/s/ Ike Lawrence Epstein
Name: Ike Lawrence Epstein
Title: Chief Operating Officer

SIGNATURE PAGE TO SECOND LIEN COLLATERAL AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Tltle: Vice President

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

SIGNATURE PAGE TO SECOND LIEN COLLATERAL AGREEMENT

Schedule I to the

Second Lien Collateral Agreement

GRANTORS

Grantor	Jurisdiction of Formation
Zuffa Guarantor, LLC	Delaware
VGD Merger Sub, LLC	Delaware
UFC Holdings, LLC	Delaware
Zuffa, LLC	Nevada
Ultimate Fighting Productions, LLC	Nevada
Zuffa Marketing, LLC	Nevada
FLD Productions, LLC	Nevada
Zuffa Interactive Investor, LLC	Nevada
Zuffa Landco, LLC	Nevada
Forza, LLC	Nevada
Vigore, LLC	Nevada
Zuffa Music, LLC	Nevada
Zuffa Records, LLC	Nevada
WFA Enterprises, LLC	Nevada
Twine Management, LLC	Nevada
WEC Holdings, LLC	Delaware
Zuffa Expo, LLC	Nevada
Zuffa Holding Company, LLC	Nevada
Zuffa on Demand, LLC	Nevada
Zuffa International, LLC	Nevada
Zuffa Australia, LLC	Nevada
Ultimate Fighting Productions International, LLC	Nevada
Zuffa Brazil, LLC	Nevada
Zuffa Canada, LLC	Nevada
MMANDO Management, LLC	Nevada
Worldwide Z Holdings, LLC	Delaware
Worldwide MMA Holdings, LLC	Nevada
Pride FC Worldwide Holdings, LLC	Delaware
Pride FC Worldwide (Japan), LLC	Delaware
Pride FC Worldwide, LLC	Delaware
Zuffa Ireland, LLC	Nevada
Zuffa Mexico, LLC	Nevada
Zuffa Taps, LLC	Nevada
Zuffa Licensor, LLC	Nevada

Schedule II to the

Second Lien Collateral Agreement

PLEDGED EQUITY INTERESTS

Grantor	Issuer	Certificate Number	Number of Equity Interests	Percentage of Ownership	Percentage Pledged
Zuffa Parent, LLC	Zuffa Guarantor, LLC	Uncertificated	N/A	100%	0%
Zuffa Guarantor, LLC	UFC Holdings, LLC	Uncertificated	N/A	100%	100%
UFC Holdings, LLC	Zuffa, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Ultimate Fighting Productions, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Zuffa Marketing, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	FLD Productions, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Zuffa Interactive Investor, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Zuffa Landco, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Forza, LLC	Uncertificated	N/A	100%	100%
Forza, LLC	Vigore, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Zuffa Music, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Zuffa Records, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	WFA Enterprises, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Twine Management, LLC	Uncertificated	N/A	100%	100%
Twine Management, LLC	WEC Holdings, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Zuffa Expo, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Zuffa Holding Company, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Zuffa on Demand, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Zuffa International, LLC	Uncertificated	N/A	100%	100%
Zuffa International, LLC	Zuffa Australia, LLC	Uncertificated	N/A	100%	100%
Zuffa International, LLC	Ultimate Fighting Productions International, LLC	Uncertificated	N/A	100%	100%
Zuffa International, LLC	Zuffa Brazil, LLC	Uncertificated	N/A	100%	100%
Zuffa International, LLC	Zuffa Canada, LLC	Uncertificated	N/A	100%	100%
Zuffa International, LLC	MMANDO Management, LLC	Uncertificated	N/A	100%	100%

Grantor	Issuer	Certificate Number	Number of Equity Interests	Percentage of Ownership	Percentage Pledged
Zuffa International, LLC	Worldwide Z Holdings, LLC	Uncertificated	N/A	100%	100%
Worldwide Z Holdings, LLC	Worldwide MMA Holdings, LLC	Uncertificated	N/A	100%	100%
Worldwide MMA Holdings, LLC	Pride FC Worldwide Holdings, LLC	Uncertificated	N/A	100%	100%
Pride FC Worldwide Holdings, LLC	Pride FC Worldwide (Japan), LLC	Uncertificated	N/A	100%	100%
Pride FC Worldwide Holdings, LLC	Pride FC Worldwide, LLC	Uncertificated	N/A	100%	100%
Zuffa International, LLC	Zuffa Ireland, LLC	Uncertificated	N/A	100%	100%
Zuffa International, LLC	Zuffa Mexico, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Zuffa Taps, LLC	Uncertificated	N/A	100%	100%
Zuffa, LLC	Zuffa Licensor, LLC	Uncertificated	N/A	100%	100%

PLEDGED DEBT SECURITIES

None.

Schedule III to the

Second Lien Collateral Agreement

COPYRIGHTS

[See attached]

Copyrights

No.	Title	Status	Reg. No.	Reg. Date	Owner
1.	Ultimate Fighting Championship II: No Way Out	Registered	PA0000697645	11/18/1994	Zuffa, LLC
2.	Ultimate Fighting Championship III: The American Dream	Registered	PA0000697646	11/18/1994	Zuffa, LLC
3.	Ultimate Fighting Championship I: The Beginning	Registered	PA0000697648	11/18/1994	Zuffa, LLC
4.	Ultimate Fighting Championship IV: Revenge of the Warriors	Registered	PA0000750240	1/12/1995	Zuffa, LLC
5.	Ultimate Fighting Championship XVIII: Road to the Heavyweight Title	Registered	PA0000765053	4/7/1999	Zuffa, LLC
6.	Ultimate Fighting Championship VI: Clash of the Titans	Registered	PA0000812293	10/8/1996	Zuffa, LLC
7.	Ultimate Fighting Championship V: The return of the Beast	Registered	PA0000817758	10/8/1996	Zuffa, LLC
8.	Ultimate Fighting Championship VII: The Brawl in Buffalo	Registered	PA0000836685	4/28/1997	Zuffa, LLC
9.	Ultimate Fighting Championship VIII: David v Goliath	Registered	PA0000836686	4/28/1997	Zuffa, LLC
10.	Ultimate Fighting Championship IX: Clash of the Titans	Registered	PA0000836687	4/28/1997	Zuffa, LLC
11.	Ultimate Fighting Championship XI: The Proving Ground	Registered	PA0000836688	4/28/1997	Zuffa, LLC
12.	Ultimate Fighting Championship: The Ultimate Ultimate	Registered	PA0000836689	4/28/1997	Zuffa, LLC
13.	Ultimate Fighting Championship X: The Tournament	Registered	PA0000836690	4/28/1997	Zuffa, LLC
14.	Ultimate Fighting Championship: Ultimate Ultimate 96: The Tournament of Champions	Registered	PA0000836691	4/28/1997	Zuffa, LLC
15.	Ultimate Fighting Championship XII: Judgment Day	Registered	PA0000841134	4/28/1997	Zuffa, LLC
16.	Ultimate Fighting Championship XIII: The Ultimate Force	Registered	PA0000851300	7/3/1997	Zuffa, LLC
17.	Ultimate Fighting Championship XIV: Showdown	Registered	PA0000869425	10/6/1997	Zuffa, LLC
18.	Ultimate Fighting Championship: Ultimate Japan 1 (UFC 15.5)	Registered	PA0000879058	2/17/1998	Semaphore Entertainment Group
19.	UFC Presents “A Night of Champions”	Registered	PA0000901152	4/9/1999	Zuffa, LLC
20.	UFC XVII: Redemption	Registered	PA0000913487	11/12/1998	Zuffa, LLC
21.	UFC XV: Collision Course	Registered	PA0000913488	11/12/1998	Semaphore Entertainment Group
22.	UFC XVI: Battle in the Bayou	Registered	PA0000913489	11/18/1998	Semaphore Entertainment Group
23.	UFC: Night of Champions	Registered	PA0000934374	4/9/1999	Zuffa, LLC
24.	Ultimate New Year’s Eve ‘98	Registered	PA0000934491		Semaphore Entertainment Group

No.	Title	Status	Reg. No.	Reg. Date	Owner
25.	UFC – Ultimate Brazil (UFC 17.5)	Registered	PA0000935697	4/9/1999	Zuffa, LLC
26.	Pride Grand Prix 2000 /Tokyo 1/30/2000/SKY PerfecTV	Registered	PA0000986304	4/27/2000	Pride FC Worldwide Holdings, LLC
27.	Pride Grand Prix 2000 /Tokyo 1/30/2000/Video Sample	Registered	PA0000986319	4/27/2000	Pride FC Worldwide Holdings, LLC
28.	Pride Grand Prix 2000 /Tokyo Dome/05-01-00 Final Bout	Registered	PA0001002582	7/28/2000	Pride FC Worldwide Holdings, LLC
29.	Pride Grand Prix 2000 5.1/Tokyo Dome/05-01-00 Official Video	Registered	PA0001002583	7/28/2000	Pride FC Worldwide Holdings, LLC
30.	Pride.9 in Nagoya Rainbow Hall/6/4/00 From SKY	Registered	PA0001002584	7/28/2000	Pride FC Worldwide Holdings, LLC
31.	Pride Grand Prix 2000 5.1/Sakuraba vs. Gracie/Tokyo Dome/05-01-00 Official Video	Registered	PA0001002585	7/28/2000	Pride FC Worldwide Holdings, LLC
32.	Pride.10 in Seibu Dome on 8/27/2000/SKY PerfecTV!	Registered	PA0001012204	11/29/2000	Pride FC Worldwide Holdings, LLC
33.	Pride.11 in Osaka Castle Hall//10/31/00/SKY PerfecTV!	Registered	PA0001014026	1/2/2001	Pride FC Worldwide Holdings, LLC
34.	Pride.12/Saitama Super Arena/12/23/00/SKY PerfecTV!	Registered	PA0001029846	2/8/2001	Pride FC Worldwide Holdings, LLC
35.	Pride.11 in Osaka/October 31, 2000/Official Video	Registered	PA0001038710	4/23/2001	Pride FC Worldwide Holdings, LLC
36.	UFC XXVII: Ultimate Bad Boyz	Registered	PA0001038715	4/20/2001	Zuffa, LLC
37.	UFC XX: Battle for the Gold	Registered	PA0001038716	4/20/2001	Zuffa, LLC
38.	UFC XXI: Return of the Champions	Registered	PA0001038717	4/20/2001	Zuffa, LLC
39.	UFC XXIV: First Defense	Registered	PA0001038718	4/20/2001	Zuffa, LLC
40.	UFC XXVI: Field of Dreams	Registered	PA0001038719	4/20/2001	Zuffa, LLC
41.	UFC XXVIII: High Stakes	Registered	PA0001038720	4/20/2001	Zuffa, LLC
42.	UFC 30: Battle on the Boardwalk	Registered	PA0001038721	4/20/2001	Zuffa, LLC
43.	Pride.12/Saitama /December 23, 2000/Official Video	Registered	PA0001039082	4/23/2001	Pride FC Worldwide Holdings, LLC
44.	Pride.13/Saitama Super Arena-03/25/01/Official Video	Registered	PA0001043310	6/26/2001	Pride FC Worldwide Holdings, LLC
45.	Pride.13/Saitama Super Arena-03/25/01/SKY PerfecTV!	Registered	PA0001043313	6/26/2001	Pride FC Worldwide Holdings, LLC
46.	UFC 31: Locked & Loaded	Registered	PA0001049665	6/12/2001	Zuffa, LLC
47.	UFC XXXII: Showdown in the Meadowlands	Registered	PA0001050900	7/19/2001	Zuffa, LLC
48.	UFC Hits: The Best Battles in History! Vol. 2	Registered	PA0001050947	6/12/2001	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
49.	UFC Hits: The Best Battles in History! Vol. 1	Registered	PA0001050948	6/12/2001	Ultimate Fighting Productions, LLC
50.	Pride.14/Yokohama Arena-05/27/01-SKY PerfecTV!	Registered	PA0001054388	8/7/2001	Pride FC Worldwide Holdings, LLC
51.	UFX XXV: Ultimate Japan 3	Registered	PA0001056907	4/20/2001	Zuffa, LLC
52.	UFC XXII: There Can Only Be One Champion	Registered	PA0001056997	4/20/2001	Zuffa, LLC
53.	UFC XXIII: Ultimate Japan 2	Registered	PA0001056998	4/20/2001	Zuffa, LLC
54.	The Ultimate Fighting Championship: Ultimate Shamrock	Registered	PA0001056999	4/20/2001	Zuffa, LLC
55.	UFC XXIX: Defense of the Belts	Registered	PA0001057017	4/20/2001	Zuffa, LLC
56.	Pride.15/Saitama Super Arena-07/29/01-SKY PerfecTV!	Registered	PA0001065349	10/1/2001	Pride FC Worldwide Holdings, LLC
57.	Pride.14/Yokohama Arena-05/27/01-Official Video	Registered	PA0001065350	10/1/2001	Pride FC Worldwide Holdings, LLC
58.	Pride.16/Osaka Castle Hall-09/24/01-SKY PerfecTV!	Registered	PA0001067304	12/20/2001	Pride FC Worldwide Holdings, LLC
59.	UFC 34: High Voltage	Registered	PA0001076471	12/12/2001	Zuffa, LLC
60.	UFC XXXIII: Victory in Vegas	Registered	PA0001076476	12/12/2001	Zuffa, LLC
61.	Pride.19/Saitama Super Arena - 02-24-02-SKY PerfecTV!	Registered	PA0001080048	4/17/2002	Pride FC Worldwide Holdings, LLC
62.	MMA “THE BEST”/Korakuen Hall 2/22/02-SKY PerfecTV!	Registered	PA0001080049	4/17/2002	Pride FC Worldwide Holdings, LLC
63.	Pride.18/Marine Messe Fukuoka/12/23/01-Official Video	Registered	PA0001080059	4/17/2002	Pride FC Worldwide Holdings, LLC
64.	Pride.17/Tokyo Dome- 11/03/01-Official Video	Registered	PA0001080062	4/17/2002	Pride FC Worldwide Holdings, LLC
65.	Pride.17/Tokyo Dome- 11/03/01-SKY PerfecTV!	Registered	PA0001082186	12/20/2001	Pride FC Worldwide Holdings, LLC
66.	Pride.15/Saitama Super Arena-07/29/01-Official Video	Registered	PA0001089265	12/20/2001	Pride FC Worldwide Holdings, LLC
67.	Pride.18/Marine Messe Fukuoka/12/23/01-SKY PerfecTV!	Registered	PA0001095811	2/25/2002	Pride FC Worldwide Holdings, LLC
68.	Pride.20/Yokohama Arena on 4/28/02/SKY PerfecTV!	Registered	PA0001102937	6/25/2002	Pride FC Worldwide Holdings, LLC
69.	UFC: Ultimate Submissions	Registered	PA0001103287	7/5/2002	Zuffa, LLC
70.	Ultimate Fighting Championship: Best of 2001	Registered	PA0001103288	7/5/2002	Zuffa, LLC
71.	UFC 36: Worlds Collide	Registered	PA0001103289	7/5/2002	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
72.	UFC: Ultimate Knockouts	Registered	PA0001103290	7/5/2002	Zuffa, LLC
73.	UFC 35: Throw Down	Registered	PA0001103291	7/5/2002	Zuffa, LLC
74.	Ultimate Royce Gracie	Registered	PA0001106676	7/15/2002	Zuffa, LLC
75.	Pride.21/Saitama Super Arena 6/23/02- SKY PerfecTV!	Registered	PA0001113368	8/2/2002	Pride FC Worldwide Holdings, LLC
76.	Pride.19/Saitama Super Arena - 02-24-021-Official Video	Registered	PA0001113370	8/2/2002	Pride FC Worldwide Holdings, LLC
77.	Dynamite! Summer Night Fever-8/28/02-SKY Perfectv!	Registered	PA0001116939	10/8/2002	Pride FC Worldwide Holdings, LLC
78.	PRIDE 2001 DIGEST - The Pride of PRIDE	Registered	PA0001121538	9/5/2002	Pride FC Worldwide Holdings, LLC
79.	Ultimate Ken Shamrock	Registered	PA0001127561	4/25/2003	Zuffa, LLC
80.	UFC Ultimate Knockouts 2	Registered	PA0001127562	4/25/2003	Zuffa, LLC
81.	Ultimate New Year’s Eve 2002	Registered	PA0001127563	4/25/2003	Zuffa, LLC
82.	UFC 37.5 As Real As It Gets	Registered	PA0001127564	4/25/2003	Zuffa, LLC
83.	Ultimate New Year’s Eve: 2001	Registered	PA0001136327	7/5/2002	Zuffa, LLC
84.	Pride.23/Tokyo Dome-11/24/02-SKY PerfecTV!	Registered	PA0001136353	4/8/2003	Pride FC Worldwide Holdings, LLC
85.	Pride.24/Marine Messe-12/23/02-SKY PerfecTV!	Registered	PA0001136354	4/8/2003	Pride FC Worldwide Holdings, LLC
86.	Pride.20/Yokohama Arena on 4/28/02/Official Video	Registered	PA0001138328	9/5/2002	Pride FC Worldwide Holdings, LLC
87.	Pride.21/Saitama Super Arena 6/23/02- Official Video	Registered	PA0001138330	12/5/2002	Pride FC Worldwide Holdings, LLC
88.	Pride.22/Nagoya Rainbow Hall/09/29/02-SKY PerfecTV!	Registered	PA0001138331	12/5/2002	Pride FC Worldwide Holdings, LLC
89.	Pride.25/Yokohama Arena/-03/16/03-SKY PerfecTV!	Registered	PA0001144319	5/19/2003	Pride FC Worldwide Holdings, LLC
90.	Pride.22/Nagoya Rainbow Hall/09/29/02-Official Video	Registered	PA0001144320	5/19/2003	Pride FC Worldwide Holdings, LLC
91.	Dynamite! ShockWave - 8/28/02 - Official Version	Registered	PA0001144321	5/19/2003	Pride FC Worldwide Holdings, LLC
92.	Pride.24/Marine Messe-12/23/02-Official Video	Registered	PA0001144322	5/19/2003	Pride FC Worldwide Holdings, LLC
93.	Pride.23/Tokyo Dome-11/24/02-Official Video	Registered	PA0001144324	5/19/2003	Pride FC Worldwide Holdings, LLC
94.	UFC Legends of the Octagon: Ultimate Tank Abbott	Registered	PA0001153042	9/8/2003	Zuffa, LLC
95.	UFC 39: The Warriors Return	Registered	PA0001153043	9/8/2003	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
96.	UFC 38: Brawl at the Royal Albert Hall	Registered	PA0001153044	9/8/2003	Zuffa, LLC
97.	UFC 40: Vendetta	Registered	PA0001153045	9/8/2003	Zuffa, LLC
98.	UFC 42: Sudden Impact	Registered	PA0001153046	9/8/2003	Zuffa, LLC
99.	UFC Ultimate Fighter: Team Miletich	Registered	PA0001153047	9/8/2003	Zuffa, LLC
100.	UFC 43: Meltdown	Registered	PA0001153048	9/8/2003	Zuffa, LLC
101.	UFC 37: High Impact	Registered	PA0001153049	9/8/2003	Zuffa, LLC
102.	Ultimate Fighting Championship XIX: Young Guns (March 5, 1999)	Registered	PA0001153050	9/8/2003	Zuffa, LLC
103.	UFC 41: Onslaught	Registered	PA0001153051	9/8/2003	Zuffa, LLC
104.	Pride.26/Yokohama Arena/-06/08/03-SKY PerfecTV!	Registered	PA0001194644	9/5/2003	Pride FC Worldwide Holdings, LLC
105.	Pride GP 2003 Saitama Super Arena-08/10/03-SKY PerfecTV!	Registered	PA0001199490	10/31/2003	Pride FC Worldwide Holdings, LLC
106.	UFC 44: Undisputed (Main Card)	Registered	PA0001199513	10/28/2003	Zuffa, LLC
107.	UFC 44: Undisputed (Prelims)	Registered	PA0001199514	10/28/2003	Zuffa, LLC
108.	Pride.26/Yokohama Arena/-06/08/03-Official Video	Registered	PA0001201581	9/5/2003	Pride FC Worldwide Holdings, LLC
109.	Pride.25/Yokohama Arena/-03/16/03-Official Video	Registered	PA0001202395	10/31/2003	Pride FC Worldwide Holdings, LLC
110.	Pride BUSHIDO /Saitama Super Arena-10/05/03-SKY PerfecTV!	Registered	PA0001205618	10/31/2003	Pride FC Worldwide Holdings, LLC
111.	Pride Grand Prix 2003 “Total Elimination” at Saitama	Registered	PA0001210452	1/2/2004	Pride FC Worldwide Holdings, LLC
112.	Pride Grand Prix Finals 2003 “Final Conflict” in Tokyo Dome on 11/09/03/SKY PerfecTV!	Registered	PA0001210453	1/2/2004	Pride FC Worldwide Holdings, LLC
113.	UFC 45: Revolution (Main Card)	Registered	PA0001212846	1/29/2004	Zuffa, LLC
114.	UFC 45: Revolution (Prelims)	Registered	PA0001212848	1/29/2004	Zuffa, LLC
115.	Hustle 1/Saitama Super Arena 01/04/04 - SKY Perfectv!	Registered	PA0001217816	2/26/2004	Pride FC Worldwide Holdings, LLC
116.	UFC Best of 2002	Registered	PA0001219394	12/14/2002	Zuffa, LLC
117.	Ultimate New Year’s Eve 2003	Registered	PA0001222618	4/20/2004	Zuffa, LLC
118.	UFC 47: It’s On	Registered	PA0001222619	4/20/2004	Zuffa, LLC
119.	UFC 46: Super Natural (Main Card)	Registered	PA0001222621	4/20/2004	Zuffa, Inc.
120.	Hustle 2/Yokohama Arena 03/07/04 - SKY Perfectv!	Registered	PA0001225562	4/8/2004	Pride FC Worldwide Holdings, LLC
121.	PRIDE 27 “Inferno”/Osaka Castle Hall 2/01/04 - SKY PerfecTV!	Registered	PA0001225564	4/8/2004	Pride FC Worldwide Holdings, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
122.	Pride FC “Shockwave 2003”/Saitama Super Arena- 12/31/03-SKY PerfecTV!	Registered	PA0001225658	2/26/2004	Pride FC Worldwide Holdings, LLC
123.	PRIDE 27 /Osaka Hall Official Video	Registered	PA0001232415	7/9/2004	Pride FC Worldwide Holdings, LLC
124.	Pride Special Otoko Matsuri 2003/ Saitama Super Arena/Official Video	Registered	PA0001232416	7/9/2004	Pride FC Worldwide Holdings, LLC
125.	PRIDE 27 /Osaka Hall SKY PerfecTV!	Registered	PA0001232417	7/9/2004	Pride FC Worldwide Holdings, LLC
126.	Pride GP 2004 Opening Round /Saitama Super Arena SKY PerfecTV!	Registered	PA0001232418	7/9/2004	Pride FC Worldwide Holdings, LLC
127.	Pride Special Otoko Matsuri 2003/ Saitama Super Arena/SKY PerfecTV!	Registered	PA0001232419	7/9/2004	Pride FC Worldwide Holdings, LLC
128.	Pride Bushido Volume 1/Saitama Super Arena/Official Video	Registered	PA0001232421	7/9/2004	Pride FC Worldwide Holdings, LLC
129.	Pride GP 2003 Final Round Middleweight/Tokyo Dome/Official Video	Registered	PA0001232422	7/9/2004	Pride FC Worldwide Holdings, LLC
130.	Bushido Volume 2 /Yokohama Arena/Official Video	Registered	PA0001232423	7/9/2004	Pride FC Worldwide Holdings, LLC
131.	Pride GP 2004 First Round Heavyweight/Saitama Super Arena Official Video	Registered	PA0001242679	9/16/2004	Pride FC Worldwide Holdings, LLC
132.	UFC 48: Payback II	Registered	PA0001242689	9/8/2004	Zuffa, LLC
133.	UFC 49: Unfinished Business	Registered	PA0001242816	9/14/2004	Zuffa, LLC
134.	Pride GP 2004 2nd Round/Saitama Super Arena- 06/20/04/- Official Video	Registered	PA0001243459	10/7/2004	Pride FC Worldwide Holdings, LLC
135.	Bushido Volume 4 /Nagoya Rainbow Hall-7/19/04-SKY PerfecTV!	Registered	PA0001243460	10/7/2004	Pride FC Worldwide Holdings, LLC
136.	Bushido Volume 3 /Yokohama Arena-5/23/04-Official Video	Registered	PA0001243546	10/7/2004	Pride FC Worldwide Holdings, LLC
137.	Pride GP 2004 2nd Round/Saitama Super Arena- 06/20/04/SKY PerfecTV!	Registered	PA0001243547	9/9/2004	Pride FC Worldwide Holdings, LLC
138.	Pride GP 2004 Final Round/Saitama Super Arena/08/15/04/SKY PerfecTV!	Registered	PA0001243557	10/7/2004	Pride FC Worldwide Holdings, LLC
139.	Pride GP 2005 Second Round Middleweight 6/2/05 PPV	Registered	PA0001250506	3/15/2006	Pride FC Worldwide Holdings, LLC
140.	Bushido Volume 4 /Nagoya Rainbow Hall/Official Video	Registered	PA0001255640	12/3/2004	Pride FC Worldwide Holdings, LLC
141.	Pride 28 “High Octane” at Saitama Super Arena 10/31/04-SKY PerfecTV!	Registered	PA0001255673	12/14/2004	Pride FC Worldwide Holdings, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
142.	Bushido Volume 5 /Osaka Castle Hall-10/14/04-SKY PerfecTV!	Registered	PA0001255682	12/14/2004	Pride FC Worldwide Holdings, LLC
143.	Pride Bushido Volume 5/Osaka-Jo Hall on 10/14/04/Official Video	Registered	PA0001257032	1/28/2005	Pride FC Worldwide Holdings, LLC
144.	Pride Otoko Matsuri 2004/Sadame aka “Shockwave” at Saitama Super Arena -12/31/04/SKY PerfecTV!	Registered	PA0001257033	1/28/2005	Pride FC Worldwide Holdings, LLC
145.	Pride GP 2004 Final Round ‘Final Conflict 2004’ at Saitama Super Arena/08/15/04/- Official Video	Registered	PA0001257034	1/28/2005	Pride FC Worldwide Holdings, LLC
146.	The Ultimate Fighter 2 - Episode 208 - Knees & Elbows	Registered	PA0001258949	10/9/2005	Ultimate Fighting Productions, LLC
147.	The Ultimate Fighter 2 - Episode 209 - Mental Game	Registered	PA0001258950	12/9/2005	Ultimate Fighting Productions, LLC
148.	The Ultimate Fighter 2 - Episode 210 - Semi-Final #1 - Killer Instinct	Registered	PA0001258951	12/9/2005	Ultimate Fighting Productions, LLC
149.	The Ultimate Fighter 2 - Episode 211 - Semi-Final #1 - Bloody Brawl	Registered	PA0001258953	12/9/2005	Ultimate Fighting Productions, LLC
150.	The Ultimate Fighter 2 - Episode 212 - Semi-Finals #3 & 4: Countdown	Registered	PA0001258954	12/9/2005	Ultimate Fighting Productions, LLC
151.	The Ultimate Fighter 2 - Episode 213 - Ultimate Finale Live	Registered	PA0001258955	12/9/2005	Ultimate Fighting Productions, LLC
152.	Bushido-7/Ariake Colosseum 05/22/05 Home Video Version	Registered	PA0001260467	3/15/2006	Pride FC Worldwide Holdings, LLC
153.	Ultimate Fight Night 2 (10/03/05)	Registered	PA0001260486	3/29/2006	Zuffa, LLC
154.	UFC 55: Fury	Registered	PA0001260487		Zuffa, LLC
155.	Bushido-8/Nagoya 8/17/05 Home Video Version	Registered	PA0001260501	3/15/2006	Pride FC Worldwide Holdings, LLC
156.	Bushido-6/Yokohama Arena 4/3/05 Home Video Version	Registered	PA0001260502	4/15/2006	Pride FC Worldwide Holdings, LLC
157.	Pride GP aka “Total Elimination” Osaka 4/23/05 Home Video Version	Registered	PA0001260505	3/15/2006	Pride FC Worldwide Holdings, LLC
158.	Pride GP Second Round Middleweight 2005 Saitama Home Video Version	Registered	PA0001260507	3/15/2006	Pride FC Worldwide Holdings, LLC
159.	The Ultimate Fighter 3 - Episode 304 - Hitting it Hard	Registered	PA0001260619	6/30/2006	Ultimate Fighting Productions, LLC
160.	The Ultimate Fighter 3 - Episode 309 - The Golden Boy	Registered	PA0001260620	6/30/2006	Ultimate Fighting Productions, LLC
161.	The Ultimate Fighter 3 - Episode 312 - Bangin	Registered	PA0001260621	6/30/2006	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
162.	The Ultimate Fighter 3 - Episode 310 - Full house	Registered	PA0001260622	6/30/2006	Ultimate Fighting Productions, LLC
163.	The Ultimate Fighter 3 - Episode 301 - Fresh Meat	Registered	PA0001260623	6/30/2006	Ultimate Fighting Productions, LLC
164.	The Ultimate Fighter 3 - Episode 306 - The Letter	Registered	PA0001260624	6/30/2006	Ultimate Fighting Productions, LLC
165.	The Ultimate Fighter 3 - Episode 302 - The Basketball	Registered	PA0001260625	6/30/2006	Ultimate Fighting Productions, LLC
166.	The Ultimate Fighter 3 - Episode 303 - Team Dagger	Registered	PA0001260626	6/30/2006	Ultimate Fighting Productions, LLC
167.	The Ultimate Fighter 3 - Episode 308 - The Fuse is Lit	Registered	PA0001260627	6/30/2006	Ultimate Fighting Productions, LLC
168.	The Ultimate Fighter 3 - Episode 311 - The Jungle	Registered	PA0001260628	6/30/2006	Ultimate Fighting Productions, LLC
169.	The Ultimate Fighter 3 - Episode 307 - Mohawk	Registered	PA0001260629	6/30/2006	Ultimate Fighting Productions, LLC
170.	The Ultimate Fighter 3 - Episode 305 - The Truce is Over	Registered	PA0001260630	6/30/2006	Ultimate Fighting Productions, LLC
171.	The Ultimate Fighter 3 - Episode 313 - Live Event Finale	Registered	PA0001260945	8/31/2006	Ultimate Fighting Productions, LLC
172.	UFC 50: The War of ’04	Registered	PA0001264564		Zuffa, LLC
173.	The Ultimate Fighter - Episode 113 - Ultimate Finale	Registered	PA0001275658	4/21/2005	Ultimate Fighting Productions, LLC
174.	The Ultimate Fighter - Episode 112 - Light Heavyweight Semi-Finals	Registered	PA0001275665	4/21/2005	Ultimate Fighting Productions, LLC
175.	Pride 28 “High Octane” at Saitama Super Arena on October 31, 2004/Official Home Video	Registered	PA0001277098	3/31/2005	Pride FC Worldwide Holdings, LLC
176.	The Ultimate Fighter - Episode 109 - Low Blow	Registered	PA0001279921	3/28/2005	Ultimate Fighting Productions, LLC
177.	The Ultimate Fighter - Episode 110 - Middle Weight Semi-Final #1	Registered	PA0001279922	3/28/2005	Ultimate Fighting Productions, LLC
178.	The Ultimate Fighter - Episode 102 - Team Challenges	Registered	PA0001279923	3/28/2005	Ultimate Fighting Productions, LLC
179.	The Ultimate Fighter - Episode 111 - Middle Weight Semi-Final #2	Registered	PA0001279924	3/28/2005	Ultimate Fighting Productions, LLC
180.	The Ultimate Fighter - Episode 103 - Making Weight	Registered	PA0001279925	3/28/2005	Ultimate Fighting Productions, LLC
181.	The Ultimate Fighter - Episode 104 - On the Ropes	Registered	PA0001279926	3/28/2005	Ultimate Fighting

No.	Title	Status	Reg. No.	Reg. Date	Owner
Productions, LLC
182.	The Ultimate Fighter - Episode 105 - Un-Caged	Registered	PA0001279927	3/28/2005	Ultimate Fighting Productions, LLC
183.	The Ultimate Fighter - Episode 108 - Sprawl n’ Brawl	Registered	PA0001279931	3/28/2005	Ultimate Fighting Productions, LLC
184.	The Ultimate Fighter - Episode 106 - The Fight is On	Registered	PA0001279933	3/28/2005	Ultimate Fighting Productions, LLC
185.	The Ultimate Fighter - Episode 107 - Ground and Pound	Registered	PA0001279934	3/28/2005	Ultimate Fighting Productions, LLC
186.	The Ultimate Fighter - Episode 101 - The Quest Begins	Registered	PA0001279936	2/1/2005	Ultimate Fighting Productions, LLC
187.	UFC 51: Super Saturday	Registered	PA0001280289		Zuffa, LLC
188.	Bushido Volume 6 at Yokohama Arena on April 3, 2005/SKY PerfecTV! Version	Registered	PA0001281755	5/13/2005	Pride FC Worldwide Holdings, LLC
189.	Pride Otoko Matsuri 2004/Sadame aka “Shockwave” at Saitama Super Arena -12/31/04-Home Video Version	Registered	PA0001281756	5/13/2005	Pride FC Worldwide Holdings, LLC
190.	Pride 29 aka Fists of Fire at Saitama Super Arena on February 20, 2005/SKY PerfecTV! Version	Registered	PA0001281759	5/13/2005	Pride FC Worldwide Holdings, LLC
191.	The Ultimate Fighter 2 - Episode 204 - Strategy	Registered	PA0001297960	10/6/2005	Ultimate Fighting Productions, LLC
192.	The Ultimate Fighter 2 - Episode 201 - A New Crop	Registered	PA0001297961	10/6/2005	Ultimate Fighting Productions, LLC
193.	The Ultimate Fighter 2 - Episode 206 - Slugfest	Registered	PA0001297962	10/6/2005	Ultimate Fighting Productions, LLC
194.	The Ultimate Fighter 2 - Episode 203 - No Pain, No Gain	Registered	PA0001297965	10/6/2005	Ultimate Fighting Productions, LLC
195.	The Ultimate Fighter 2 - Episode 205 - Leave it in the Octagon	Registered	PA0001297966	10/6/2005	Ultimate Fighting Productions, LLC
196.	The Ultimate Fighter 2 - Episode 207 - No Respect	Registered	PA0001297967	10/6/2005	Ultimate Fighting Productions, LLC
197.	The Ultimate Fighter 2 - Episode 202 - The Teams are Picked	Registered	PA0001297968	10/6/2005	Ultimate Fighting Productions, LLC
198.	UFC 53: Heavy Hitters	Registered	PA0001309809	11/18/2005	Zuffa, LLC
199.	UFC 54: Boiling Point	Registered	PA0001309810	11/18/2005	Zuffa, LLC
200.	UFC 52: Liddell vs. Couture II	Registered	PA0001312825	11/18/2005	Zuffa, Inc.
201.	Pride Otoko Matsuri 2005/ Saitama Super Arena - 12/31/05/PPV	Registered	PA0001315334	2/13/2006	Pride FC Worldwide Holdings, LLC
202.	UFC 57: Liddell vs. Couture 3	Registered	PA0001333332	5/3/2006	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
203.	UFC 58: USA vs. Canada	Registered	PA0001333338	5/3/2006	Zuffa, LLC
204.	UFC 56: Full Force	Registered	PA0001333339	5/3/2006	Zaffa, LLC
205.	Ultimate Fight Night 3 (01/16/06)	Registered	PA0001333340	5/3/2006	Zaffa, LLC
206.	Bushido Volume 10 PPV	Registered	PA0001334666	7/17/2006	Pride FC Worldwide Holdings, LLC (formerly k.a. Ando Holdings, LLC)
207.	Pride 30 aka “Fully Loaded” PPV	Registered	PA0001334696	7/17/2006	Pride FC Worldwide Holdings, LLC
208.	Bushido Volume 11 “Bushido Survival 2006” PPV	Registered	PA0001334698	7/17/2006	Pride FC Worldwide Holdings, LLC
209.	Pride GP Final Round 2005 PPV	Registered	PA0001334699	7/17/2006	Pride FC Worldwide Holdings, LLC
210.	Pride Grand Prix Opening Round 2006 PPV	Registered	PA0001334700	7/17/2006	Pride FC Worldwide Holdings, LLC
211.	Bushido Volume 9 Home Video Version	Registered	PA0001334701	7/17/2006	Pride FC Worldwide Holdings, LLC
212.	Bushido Volume 9 PPV	Registered	PA0001341436	7/17/2006	Pride FC Worldwide Holdings, LLC
213.	The Ultimate Fighter 4 - Episode 408 - True Colors	Registered	PA0001346660	11/9/2006	Ultimate Fighting Productions, LLC
214.	The Ultimate Fighter 4 - Episode 411 - Lutter v Sell	Registered	PA0001346661	11/9/2006	Ultimate Fighting Productions, LLC
215.	The Ultimate Fighter 4 - Episode 406 - Captain Miserable	Registered	PA0001346662	11/9/2006	Ultimate Fighting Productions, LLC
216.	The Ultimate Fighter 4 - Episode 407 - Drop to a Knee	Registered	PA0001346663	11/9/2006	Ultimate Fighting Productions, LLC
217.	The Ultimate Fighter 4 - Episode 409 - Semi-Final Match Ups	Registered	PA0001346664	11/9/2006	Ultimate Fighting Productions, LLC
218.	The Ultimate Fighter 4 - Episode 412 - Dewees v Cotes	Registered	PA0001346665	11/9/2006	Ultimate Fighting Productions, LLC
219.	The Ultimate Fighter 4 - Episode 404 - The Funk	Registered	PA0001346668	11/9/2006	Ultimate Fighting Productions, LLC
220.	The Ultimate Fighter 4 - Episode 405 - Flip a Coin	Registered	PA0001346669	11/9/2006	Ultimate Fighting Productions, LLC
221.	The Ultimate Fighter 4 - Episode 401 - The Comeback Begins	Registered	PA0001346670	11/9/2006	Ultimate Fighting Productions, LLC
222.	The Ultimate Fighter 4 - Episode 410 - Carter v Serra	Registered	PA0001346671	11/9/2006	Ultimate Fighting

No.	Title	Status	Reg. No.	Reg. Date	Owner
Productions, LLC
223.	The Ultimate Fighter 4 - Episode 403 - Passing Guard	Registered	PA0001346674	11/9/2006	Ultimate Fighting Productions, LLC
224.	The Ultimate Fighter 4 - Episode 402 - Blood Bath	Registered	PA0001351487	12/13/2006	Ultimate Fighting Productions, LLC
225.	UFC 61: Bitter Rivals	Registered	PA0001363814	12/4/2006	Zuffa, LLC
226.	UFC 62: Liddell vs. Sobral	Registered	PA0001364692	1/29/2007	Zuffa, LLC
227.	UFC 59: Reality Check	Registered	PA0001364693	1/29/2007	Zuffa, LLC
228.	UFC 63: Hughes vs. Penn	Registered	PA0001364697	1/29/2007	Zuffa, LLC
229.	UFC 64: Unstoppable	Registered	PA0001364698	1/29/2007	Zuffa, LLC
230.	The Ultimate Fighter 4 - Episode 413 - TUF4 Live Event Finale	Registered	PA0001365030	1/16/2007	Ultimate Fighting Productions, LLC
231.	UFC Fight Night 6 (08/17/06)	Registered	PA0001366252	2/16/2007	Zuffa, LLC
232.	UFC 67: All or Nothing	Registered	PA0001366765	2/16/2007	Zuffa, LLC
233.	UFC 66: Liddell vs. Ortiz	Registered	PA0001366920	2/16/2007	Zuffa, LLC
234.	UFC Fight Night 7: Ortiz v. Shamrock 3, The Final Chapter (10/03/06)	Registered	PA0001366921	2/16/2007	Zuffa, LLC
235.	WEC 25: Las Vegas	Registered	PA0001366922	2/16/2007	WEC Holdings, LLC
236.	UFC 65: Bad Intentions	Registered	PA0001366938	2/16/2007	Zuffa, LLC
237.	UFC Fight Night 5 (06/28/06)	Registered	PA0001366939	2/16/2007	Zuffa, LLC
238.	UFC Fight Night 8 Live: Sanchez vs. Riggs (1/25/07)	Registered	PA0001367772	3/27/2007	Zuffa, LLC
239.	Ultimate Fight Night 4 (04/06/06)	Registered	PA0001367773	3/27/2007	Zuffa, LLC
240.	UFC 68: The Uprising	Registered	PA0001367775	3/27/2007	Zuffa, LLC
241.	UFC 61: Bitter Rivals Countdown Show (7/5/06)	Registered	PA0001378879	2/26/2007	Zuffa, LLC
242.	UFC All Access – Renato “Babaloo” Sobral	Registered	PA0001378880	4/20/2007	Zuffa, LLC
243.	UFC All Access – Tito Ortiz (07/03/06)	Registered	PA0001378881	4/20/2007	Zuffa, LLC
244.	OCTAGON GIRL SEARCH	Registered	PA0001378882	4/20/2007	Zuffa, LLC
245.	Ultimate Fight Night 1 (08/06/05)	Registered	PA0001381276	3/27/2007	Zuffa, LLC
246.	The Ultimate Fighter 5 - Episode 503 - This is My Zone	Registered	PA0001382598	6/19/2007	Ultimate Fighting Productions, LLC
247.	The Ultimate Fighter 5 - Episode 510 - Traitor	Registered	PA0001382599	6/19/2007	Ultimate Fighting Productions, LLC
248.	The Ultimate Fighter 5 - Episode 504 - Waa, Waa	Registered	PA0001382600	6/19/2007	Ultimate Fighting Productions, LLC
249.	The Ultimate Fighter 5 - Episode 512 - Gave a Hundred	Registered	PA0001382601	6/19/2007	Ultimate Fighting Productions, LLC
250.	The Ultimate Fighter 5 - Episode 505 - Put Me Back In	Registered	PA0001382602	6/19/2007	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
251.	The Ultimate Fighter 5 - Episode 507 - Be the General	Registered	PA0001382603	6/19/2007	Ultimate Fighting Productions, LLC
252.	The Ultimate Fighter 5 - Episode 509 - It was a Brawl	Registered	PA0001382604	6/19/2007	Ultimate Fighting Productions, LLC
253.	The Ultimate Fighter 5 - Episode 511 - I Humbly Apologize	Registered	PA0001382605	6/19/2007	Ultimate Fighting Productions, LLC
254.	The Ultimate Fighter 5 - Episode 501 - Its Like Anarchy Here	Registered	PA0001382606	6/19/2007	Ultimate Fighting Productions, LLC
255.	The Ultimate Fighter 5 - Episode 502 - Not in the House	Registered	PA0001382607	6/19/2007	Ultimate Fighting Productions, LLC
256.	The Ultimate Fighter 5 - Episode 506 - All Your Might	Registered	PA0001382608	6/19/2007	Ultimate Fighting Productions, LLC
257.	The Ultimate Fighter 5 - Episode 508 - Not on the Concrete	Registered	PA0001382609	6/19/2007	Ultimate Fighting Productions, LLC
258.	The Ultimate Fighter 5 - Episode 513 - Ultimate Finale Live	Registered	PA0001386920	6/19/2007	Ultimate Fighting Productions, LLC
259.	Wrekcage: Episode 1	Registered	PA0001589805	9/20/2007	WEC Holdings, LLC
260.	Wrekcage: Episode 2	Registered	PA0001589806	9/20/2007	WEC Holdings, LLC
261.	Wrekcage: Episode 3	Registered	PA0001589809	9/20/2007	WEC Holdings, LLC
262.	WEC 27: Marshall v. McElfresh	Registered	PA0001589810	9/20/2007	WEC Holdings, LLC
263.	WEC 26: Condit v Alessio (Las Vegas)	Registered	PA0001589812	9/19/2007	WEC Holdings, LLC
264.	UFC Presents The Ultimate Fighter 2TM: Uncut	Registered	PA0001597270	1/3/2008	Ultimate Fighting Productions, LLC
265.	UFC Presents The Ultimate Fighter TM: Uncut	Registered	PA0001597272	1/3/2008	Ultimate Fighting Productions, LLC
266.	UFC Presents The Ultimate Fighter 3TM: Uncut	Registered	PA0001597273	1/3/2008	Ultimate Fighting Productions, LLC
267.	UFC Presents The Ultimate Fighter 4TM: Uncut	Registered	PA0001597274	1/3/2008	Ultimate Fighting Productions, LLC
268.	UFC 68: Countdown (3/2/07)	Registered	PA0001597929	9/20/2007	Zuffa, LLC
269.	UFC 69: Shootout	Registered	PA0001597931	9/20/2007	Zuffa, LLC
270.	UFC 71: Liddell vs. Jackson	Registered	PA0001597935	9/20/2007	Zuffa, LLC
271.	UFC 69: Countdown (4/3/07)	Registered	PA0001597939	9/20/2007	Zuffa, LLC
272.	UFC All Access – Andrei Arlovski (4/10/06)	Registered	PA0001597950	9/20/2007	Zuffa, LLC
273.	UFC All Access: George St. Pierre (4/4/07)	Registered	PA0001597965	9/20/2007	Zuffa, LLC
274.	The Ultimate Fighter 6 - Episode 602 - I Need You Bro	Registered	PA0001597977	1/22/2008	Ultimate Fighting Productions, LLC
275.	The Ultimate Fighter 6 - Episode 603 - Its About Character	Registered	PA0001597978	1/22/2008	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
276.	The Ultimate Fighter 6 - Episode 604 - Get Out of My Face	Registered	PA0001597979	1/22/2008	Ultimate Fighting Productions, LLC
277.	The Ultimate Fighter 6 - Episode 605 - Not a Real Fighter	Registered	PA0001597980	1/22/2008	Ultimate Fighting Productions, LLC
278.	The Ultimate Fighter 6 - Episode 606 - It’s All a Test	Registered	PA0001597981	1/22/2008	Ultimate Fighting Productions, LLC
279.	The Ultimate Fighter 6 - Episode 607 - The Game Plan	Registered	PA0001597982	1/22/2008	Ultimate Fighting Productions, LLC
280.	The Ultimate Fighter 6 - Episode 608 - War Machine	Registered	PA0001597983	1/22/2008	Ultimate Fighting Productions, LLC
281.	The Ultimate Fighter 6 - Episode 609 - Karma	Registered	PA0001597984	1/22/2008	Ultimate Fighting Productions, LLC
282.	The Ultimate Fighter 6 - Episode 610 - Nothing to Lose	Registered	PA0001597985	1/22/2008	Ultimate Fighting Productions, LLC
283.	The Ultimate Fighter 6 - Episode 611 - Upper Decker	Registered	PA0001597986	1/22/2008	Ultimate Fighting Productions, LLC
284.	The Ultimate Fighter 6 - Episode 611 - Upper Decker	Registered	PA0001597988	1/22/2008	Ultimate Fighting Productions, LLC
285.	The Ultimate Fighter 6 - Episode 601 - Don’t you Tap	Registered	PA0001597989	1/22/2008	Ultimate Fighting Productions, LLC
286.	Ultimate Fight Night 10 (06/12/07)	Registered	PA0001604158	2/19/2008	Zuffa, LLC
287.	UFC 73: Stacked	Registered	PA0001604161	2/19/2008	Zuffa, LLC
288.	UFC 72: Victory	Registered	PA0001604165	2/19/2008	Zuffa, LLC
289.	UFC Fight Night 8 Live: Evans vs. Salmon (1/25/07)	Registered	PA0001604171	2/19/2008	Zuffa, LLC
290.	UFC 70: Nations Collide	Registered	PA0001606516	9/20/2007	Zuffa, LLC
291.	UFC Fight Night 9 (04/05/07) fka “Ultimate Fight Night 9”	Registered	PA0001606995	1/04/2008	Zuffa, LLC
292.	WEC 30: McCullough vs. Crunkilton	Registered	PA0001606997	1/4/2008	WEC Holdings, LLC
293.	UFC 77: Hostile Territory	Registered	PA0001606999	1/4/2008	Zuffa, LLC
294.	UFC 75: Champion vs. Champion	Registered	PA0001607001	1/4/2008	Zuffa, LLC
295.	EliteXCL Street Certified, Kimbo Slice vs. Tank Abbott	Registered	PA0001608972	9/2/2008	ProElite, Inc.
296.	EliteXC: Uprising	Registered	PA0001608973	9/2/2008	ProElite, Inc.
297.	Guerreros del UFC: Episode 119	Registered	PA0001610153	9/22/2008	Zuffa, LLC
298.	Guerreros del UFC: Episode 118	Registered	PA0001610180	9/22/2008	Zuffa, LLC
299.	UFC 73-Spanish	Registered	PA0001610384	9/22/2008	Zuffa, LLC
300.	UFC 71-Spanish	Registered	PA0001610385	9/22/2008	Zuffa, LLC
301.	UFC 70-Spanish	Registered	PA0001610386	9/22/2008	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
302.	UFC 76-Spanish	Registered	PA0001610387	9/22/2008	Zuffa, LLC
303.	Bad Blood: Dana White vs. Tito Ortiz	Registered	PA0001617739	11/19/2007	Ultimate Fighting Productions, LLC
304.	Countdown al UFC 88	Registered	PA0001619455	12/30/2008	Zuffa, LLC
305.	Countdown al UFC 89	Registered	PA0001619461	12/30/2008	Zuffa, LLC
306.	UFC 76: Knockout	Registered	PA0001621491	6/25/2008	Zuffa, LLC
307.	UFC 85: Bedlam	Registered	PA0001621492	6/25/2008	Zuffa, LLC
308.	UFC 84: Ill Will	Registered	PA0001621494	6/25/2008	Zuffa, LLC
309.	UFC 82: Pride of a Champion	Registered	PA0001621497	6/25/2008	Zuffa, LLC
310.	UFC 81: Breaking Point	Registered	PA0001621499	6/25/2008	Zuffa, LLC
311.	UFC 74: Respect	Registered	PA0001621503	6/25/2008	Zuffa, LLC
312.	Ultimate Fighter: Term Serra vs. Team Hughes Finale (12/8/07)	Registered	PA0001621505	6/25/2008	Zuffa, LLC
313.	UFC Fight Night 11: Kenny Florian vs. Din Thomas (9/19/07)	Registered	PA0001621509	6/25/2008	Zuffa, LLC
314.	UFC 78: Validation	Registered	PA0001621511	6/25/2008	Zuffa, LLC
315.	UFC 83: Serra vs. St-Pierre 2	Registered	PA0001621514	6/25/2008	Zuffa, LLC
316.	UFC Fight Night 12: Swick vs. Burkman (01/23/08)	Registered	PA0001621515	6/25/2008	Zuffa, LLC
317.	UFC 80: Rapid Fire	Registered	PA0001621517	6/25/2008	Zuffa, LLC
318.	UFC 79: Nemesis	Registered	PA0001621518	6/25/2008	Zuffa, LLC
319.	Countdown al UFC 90	Registered	PA0001622355	1/26/2009	Zuffa, LLC
320.	Guerreros del UFC: Episode 120	Registered	PA0001622356	1/26/2009	Zuffa, LLC
321.	WEC Alboroto Epsisode 106	Registered	PA0001623885	2/25/2009	WEC Holdings, LLC
322.	WEC 37: Torres vs. Tapia	Registered	PA0001624676	1/29/2009	WEC Holdings, LLC
323.	Wrekcage: Episode 109	Registered	PA0001624732	7/14/2008	WEC Holdings, LLC
324.	Wrekcage: Episode 108	Registered	PA0001624733	7/14/2008	WEC Holdings, LLC
325.	Wrekcage: Episode 107	Registered	PA0001624735	7/14/2008	WEC Holdings, LLC
326.	Wrekcage: Episode 110	Registered	PA0001624737	7/14/2008	WEC Holdings, LLC
327.	WEC 36: Faber vs. Brown	Registered	PA0001624791	1/29/2009	WEC Holdings, LLC
328.	Gladiadores del UFC: Episode 102	Registered	PA0001626104	4/16/2009	Zuffa, LLC
329.	Gladiadores del UFC: Episode 106	Registered	PA0001626108	4/16/2009	Zuffa, LLC
330.	Gladiadores del UFC: Episode 101	Registered	PA0001626110	4/16/2009	Zuffa, LLC
331.	Gladiadores del UFC: Episode 105	Registered	PA0001626111	4/16/2009	Zuffa, LLC
332.	Wrekcage: Episode 111	Registered	PA0001626504	3/16/2009	WEC Holdings, LLC
333.	WEC Alboroto Epsisode 109	Registered	PA0001626508	3/16/2009	WEC Holdings, LLC
334.	WEC 38: Varner vs. Cerrone	Registered	PA0001626509	3/16/2009	WEC Holdings, LLC
335.	WEC: The Best of 2008	Registered	PA0001626510	3/16/2009	WEC Holdings, LLC
336.	WEC Outside the Cage: Faber v Pulver (WEC 34)	Registered	PA0001626511	3/16/2009	WEC Holdings, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
337.	WEC Alboroto Epsisode 111	Registered	PA0001626512	3/16/2009	WEC Holdings, LLC
338.	WEC Alboroto Epsisode 107	Registered	PA0001626514	3/16/2009	WEC Holdings, LLC
339.	WEC Alboroto Epsisode 110	Registered	PA0001626518	3/16/2009	WEC Holdings, LLC
340.	WEC Alboroto Epsisode 108	Registered	PA0001626520	3/16/2009	WEC Holdings, LLC
341.	The Ultimate Fighter 8, Episode 802	Registered	PA0001628510	4/22/2009	Ultimate Fighting Productions, LLC
342.	The Ultimate Fighter 8, Episode 801	Registered	PA0001628511	4/22/2009	Ultimate Fighting Productions, LLC
343.	The Ultimate Fighter 8, Episode 805	Registered	PA0001628512	4/22/2009	Ultimate Fighting Productions, LLC
344.	The Ultimate Fighter 8, Episode 806	Registered	PA0001628513	4/22/2009	Ultimate Fighting Productions, LLC
345.	The Ultimate Fighter 8, Episode 803	Registered	PA0001628514	4/22/2009	Ultimate Fighting Productions, LLC
346.	The Ultimate Fighter 8, Episode 812	Registered	PA0001628515	4/22/2009	Ultimate Fighting Productions, LLC
347.	The Ultimate Fighter 8, Episode 804	Registered	PA0001628516	4/22/2009	Ultimate Fighting Productions, LLC
348.	The Ultimate Fighter 8, Episode 807	Registered	PA0001628517	4/22/2009	Ultimate Fighting Productions, LLC
349.	The Ultimate Fighter 8, Episode 808	Registered	PA0001628518	4/22/2009	Ultimate Fighting Productions, LLC
350.	The Ultimate Fighter 8, Episode 810	Registered	PA0001628519	4/22/2009	Ultimate Fighting Productions, LLC
351.	The Ultimate Fighter 8, Episode 811	Registered	PA0001628520	4/22/2009	Ultimate Fighting Productions, LLC
352.	The Ultimate Fighter 8, Episode 809	Registered	PA0001628521	4/22/2009	Ultimate Fighting Productions, LLC
353.	The Ultimate Fighter 8, Episode 813	Registered	PA0001628522	4/22/2009	Ultimate Fighting Productions, LLC
354.	WEC 38: Varner vs. Cerrone - spanish program	Registered	PA0001628922	4/30/2009	WEC Holdings, LLC
355.	WEC 40: Torres vs. Mizugaki - program	Registered	PA0001628924	4/30/2009	WEC Holdings, LLC
356.	WEC 40: Torres vs. Mizugaki - Spanish program master	Registered	PA0001628925	4/30/2009	WEC Holdings, LLC
357.	WEC 39: Brown vs. Garcia - spanish program	Registered	PA0001628926	4/30/2009	WEC Holdings, LLC
358.	Explosion del UFC: Episode 106	Registered	PA0001628947	4/30/2009	Zuffa, LLC
359.	Explosion del UFC: Episode 104	Registered	PA0001628950	4/30/2009	Zuffa, LLC
360.	Explosion del UFC: Episode 105	Registered	PA0001628953	4/30/2009	Zuffa, LLC
361.	WEC Wrekcage Episode 114	Registered	PA0001629269	3/19/2009	WEC Holdings, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
362.	WEC Wrekcage: Episode 113	Registered	PA0001629274	3/19/2009	WEC Holdings, LLC
363.	WEC Alboroto Epsisode 101	Registered	PA0001629281	3/19/2009	WEC Holdings, LLC
364.	WEC Alboroto Epsisode 104	Registered	PA0001629289	3/19/2009	WEC Holdings, LLC
365.	WEC Alboroto Epsisode 102	Registered	PA0001629320	3/19/2009	WEC Holdings, LLC
366.	WEC Alboroto Epsisode 105	Registered	PA0001629686	3/19/2009	WEC Holdings, LLC
367.	Wrekcage: Episode 112	Registered	PA0001629687		WEC Holdings, LLC
368.	WEC Alboroto Epsisode 103	Registered	PA0001629689	3/19/2009	WEC Holdings, LLC
369.	Guerreros del UFC: Episode 111	Registered	PA0001630424	7/28/2008	Zuffa, LLC
370.	Guerreros del UFC: Episode 101	Registered	PA0001630426	7/28/2008	Zuffa, LLC
371.	Guerreros del UFC: Episode 107	Registered	PA0001630427	7/28/2008	Zuffa, LLC
372.	Guerreros del UFC: Episode 109	Registered	PA0001630442	7/28/2008	Zuffa, LLC
373.	Guerreros del UFC: Episode 108	Registered	PA0001630443	7/28/2008	Zuffa, LLC
374.	Guerreros del UFC: Episode 112	Registered	PA0001630445	7/28/2008	Zuffa, LLC
375.	Guerreros del UFC: Episode 114	Registered	PA0001630446	7/28/2008	Zuffa, LLC
376.	Guerreros del UFC: Episode 116	Registered	PA0001630638	7/28/2008	Zuffa, LLC
377.	Guerreros del UFC: Episode 113	Registered	PA0001630641	7/28/2008	Zuffa, LLC
378.	Guerreros del UFC: Episode 105	Registered	PA0001630643	7/28/2008	Zuffa, LLC
379.	Guerreros del UFC: Episode 102	Registered	PA0001630654	7/28/2008	Zuffa, LLC
380.	Guerreros del UFC: Episode 103	Registered	PA0001630659	7/28/2008	Zuffa, LLC
381.	Guerreros del UFC: Episode 104	Registered	PA0001630668	7/28/2008	Zuffa, LLC
382.	Guerreros del UFC: Episode 117	Registered	PA0001630678	7/28/2008	Zuffa, LLC
383.	Guerreros del UFC: Episode 106	Registered	PA0001630683	7/28/2008	Zuffa, LLC
384.	Guerreros del UFC: Episode 110	Registered	PA0001630686	7/28/2008	Zuffa, LLC
385.	El Octagono del UFC: Episode 101	Registered	PA0001630813	7/28/2008	Zuffa, LLC
386.	El Octagono del UFC: Episode 104	Registered	PA0001630817	7/28/2008	Zuffa, LLC
387.	El Octagono del UFC: Episode 105	Registered	PA0001630823	7/28/2008	Zuffa, LLC
388.	El Octagono del UFC: Episode 106	Registered	PA0001630828	7/28/2008	Zuffa, LLC
389.	El Octagono del UFC: Episode 102	Registered	PA0001630833	7/28/2008	Zuffa, LLC
390.	El Octagono del UFC: Episode 103	Registered	PA0001630840	7/28/2008	Zuffa, LLC
391.	Gladiadores del UFC: Episode 103	Registered	PA0001630845	7/28/2008	Zuffa, LLC
392.	Gladiadores del UFC: Episode 104	Registered	PA0001630851	7/28/2008	Zuffa, LLC
393.	WEC 25: McCullough v Cope - Spanish Program Master	Registered	PA0001631855	5/11/2009	WEC Holdings, LLC
394.	WEC Alboroto Epsisode 112	Registered	PA0001631998	4/9/2009	WEC Holdings, LLC
395.	WEC 39: Brown vs. Garcia - program	Registered	PA0001632000	4/9/2009	WEC Holdings, LLC
396.	WEC 29: Condit v Larson - Spanish Program Master	Registered	PA0001632133	5/12/2009	WEC Holdings, LLC
397.	WEC 34: Faber v Pulver - Spanish Program Master	Registered	PA0001632147	5/12/2009	WEC Holdings, LLC
398.	WEC 35: Condit v Miura - Spanish Program Master	Registered	PA0001632149	5/12/2009	WEC Holdings, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
399.	WEC 37: Torres vs. Tapia - Spanish Program master	Registered	PA0001632195	5/12/2009	WEC Holdings, LLC
400.	WEC 33: Marshall v Stann - Spanish P:rogram Master	Registered	PA0001632199	5/12/2009	WEC Holdings, LLC
401.	WEC 36: Faber vs. Brown - Spanish Program Master	Registered	PA0001632201	5/12/2009	WEC Holdings, LLC
402.	WEC 28: Faber v Farrar - Spanish Program Master	Registered	PA0001632212	5/12/2009	WEC Holdings, LLC
403.	WEC 32: Condit v Prater - Spanish Program Master	Registered	PA0001632213	5/12/2009	WEC Holdings, LLC
404.	WEC Wrekcage Episode 006	Registered	PA0001632696	5/12/2009	WEC Holdings, LLC
405.	WEC Wrekcage Episode 005	Registered	PA0001632699	5/12/2009	WEC Holdings, LLC
406.	WEC Wrekcage: Episode 004	Registered	PA0001632802	5/12/2009	WEC Holdings, LLC
407.	Countdown al UFC 91	Registered	PA0001633859	5/8/2009	Zuffa, LLC
408.	Guerreros del UFC: Episode 205	Registered	PA0001633861	5/8/2009	Zuffa, LLC
409.	Guerreros del UFC: Episode 203	Registered	PA0001633862	5/8/2009	Zuffa, LLC
410.	Guerreros del UFC: Episode 202	Registered	PA0001633863	5/8/2009	Zuffa, LLC
411.	Countdown al UFC 93	Registered	PA0001633864	5/8/2009	Zuffa, LLC
412.	UFC Unleashed: Episode 405	Registered	PA0001634745	6/2/2009	Zuffa, LLC
413.	UFC Wired: Episode 208	Registered	PA0001634749	6/2/2009	Zuffa, LLC
414.	World Extreme Cagefighting 10: Bragging Rights	Registered	PA0001635680	2/27/2008	WEC Holdings, LLC
415.	World Extreme Cagefighting 11: Evolution	Registered	PA0001635681	2/27/2008	WEC Holdings, LLC
416.	World Extreme Cagefighting 22: The Hitman	Registered	PA0001635684	2/27/2008	WEC Holdings, LLC
417.	World Extreme Cagefighting 28	Registered	PA0001636142	2/27/2008	WEC Holdings, LLC
418.	World Extreme Cagefighting 14: Vengeance	Registered	PA0001636143	2/27/2008	WEC Holdings, LLC
419.	World Extreme Cagefighting 1: Princes of Pain	Registered	PA0001636144	2/27/2008	WEC Holdings, LLC
420.	World Extreme Cagefighting 23: Hot August Fights	Registered	PA0001636145	2/27/2008	WEC Holdings, LLC
421.	World Extreme Cagefighting 18: Unfinished Business	Registered	PA0001636146	4/28/2008	WEC Holdings, LLC
422.	World Extreme Cagefighting 2: Clash of the Titans	Registered	PA0001636147	2/27/2008	WEC Holdings, LLC
423.	World Extreme Cagefighting 13: Heavyweight Explosion	Registered	PA0001636148	2/27/2008	WEC Holdings, LLC
424.	World Extreme Cagefighting 17: Halloween Fury 4	Registered	PA0001636149	2/27/2008	WEC Holdings, LLC
425.	World Extreme Cagefighting 16: Clash of the Titans 2	Registered	PA0001636150	2/27/2008	WEC Holdings, LLC
426.	World Extreme Cagefighting 20: Cinco de Mayhem	Registered	PA0001636151	2/27/2008	WEC Holdings, LLC
427.	World Extreme Cagefighting 24: Full Force	Registered	PA0001636152	2/27/2008	WEC Holdings, LLC
428.	World Extreme Cagefighting 31 Faber vs. Curran	Registered	PA0001636153	2/27/2008	WEC Holdings, LLC
429.	World Extreme Cagefighting 29	Registered	PA0001636154	2/27/2008	WEC Holdings, LLC
430.	World Extreme Cagefighting 9: Cold Blooded	Registered	PA0001636155	2/27/2008	WEC Holdings, LLC
431.	World Extreme Cagefighting 7: This Time it’s Personal	Registered	PA0001636156	2/27/2008	WEC Holdings, LLC
432.	World Extreme Cagefighting 33 “Marshall v Stann”	Registered	PA0001636160	4/14/2008	WEC Holdings, LLC
433.	World Extreme Cagefighting 19: Undisputed	Registered	PA0001636163	2/27/2008	WEC Holdings, LLC
434.	World Extreme Cagefighting 21: Tapout	Registered	PA0001636166	2/27/2008	WEC Holdings, LLC
435.	World Extreme Cagefighting 4: Rumble Under the Sun	Registered	PA0001636169	2/27/2008	WEC Holdings, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
436.	World Extreme Cagefighting 15: Judgment Day	Registered	PA0001636170	2/27/2008	WEC Holdings, LLC
437.	World Extreme Cagefighting 5: Halloween Fury	Registered	PA0001636172	2/27/2008	WEC Holdings, LLC
438.	World Extreme Cagefighting 12: Halloween Fury 3	Registered	PA0001636173	2/27/2008	WEC Holdings, LLC
439.	World Extreme Cagefighting 8: Halloween Fury 2: Bad Blood	Registered	PA0001636174	2/27/2008	WEC Holdings, LLC
440.	Countdown al UFC 92	Registered	PA0001636412	6/3/2009	Zuffa, LLC
441.	WEC 26: Condit v Alessio - Spanish Program Master	Registered	PA0001636419	6/3/2009	WEC Holdings, LLC
442.	UFC 98-Spanish	Registered	PA0001636998	6/15/2009	Zuffa, LLC
443.	Countdown al UFC 98	Registered	PA0001638204	7/7/2009	Zuffa, LLC
444.	The Ultimate Fighter 7, Episode 711	Registered	PA0001638581	6/27/2008	Ultimate Fighting Productions, LLC
445.	The Ultimate Fighter 7, Episode 712	Registered	PA0001638583	6/27/2008	Ultimate Fighting Productions, LLC
446.	The Ultimate Fighter 7, Episode 703	Registered	PA0001638584	6/27/2008	Ultimate Fighting Productions, LLC
447.	The Ultimate Fighter 7, Episode 709	Registered	PA0001638586	6/27/2008	Ultimate Fighting Productions, LLC
448.	The Ultimate Fighter 7, Episode 702	Registered	PA0001638587	6/27/2008	Ultimate Fighting Productions, LLC
449.	The Ultimate Fighter 7, Episode 708	Registered	PA0001638589	6/27/2008	Ultimate Fighting Productions, LLC
450.	The Ultimate Fighter 7, Episode 707	Registered	PA0001638590	6/27/2008	Ultimate Fighting Productions, LLC
451.	The Ultimate Fighter 7, Episode 710	Registered	PA0001638591	6/27/2008	Ultimate Fighting Productions, LLC
452.	The Ultimate Fighter 7, Episode 705	Registered	PA0001638594	6/27/2008	Ultimate Fighting Productions, LLC
453.	The Ultimate Fighter 7, Episode 704	Registered	PA0001638595	6/27/2008	Ultimate Fighting Productions, LLC
454.	The Ultimate Fighter 7, Episode 706	Registered	PA0001638596	6/27/2008	Ultimate Fighting Productions, LLC
455.	The Ultimate Fighter 7, Episode 713	Registered	PA0001638597	6/27/2008	Ultimate Fighting Productions, LLC
456.	The Ultimate Fighter 7, Episode 701	Registered	PA0001638598	6/27/2008	Ultimate Fighting Productions, LLC
457.	Countdown to UFC 99	Registered	PA0001639531	7/1/2009	Zuffa, LLC
458.	UFC Fight Night 14: Dirty Program	Registered	PA0001639576	7/1/2009	Zuffa, LLC
459.	WEC 41: Brown vs Faber 2 - Program line cut	Registered	PA0001641312	7/22/2009	WEC Holdings, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
460.	WEC 41: Brown vs Faber 2 - Spanish program master	Registered	PA0001641314	7/22/2009	WEC Holdings, LLC
461.	Wrekcage: Episode 301	Registered	PA0001641317	6/24/2009	WEC Holdings, LLC
462.	Wrekcage: Episode 302	Registered	PA0001641319	7/22/2009	WEC Holdings, LLC
463.	Countdown to UFC 92	Registered	PA0001643857	7/29/2009	Zuffa, LLC
464.	Guerreros del UFC: Episode 201	Registered	PA0001643863	7/29/2009	Zuffa, LLC
465.	The Ultimate Fighter 9 Finale-Spanish Prelim	Registered	PA0001643865	7/29/2009	Zuffa, LLC
466.	The Ultimate Fighter 9 Finale-Spanish Program	Registered	PA0001643869	7/29/2009	Zuffa, LLC
467.	UFC 99-Spanish Preliminary	Registered	PA0001643871	7/29/2009	Zuffa, LLC
468.	UFC 99-Spanish Program	Registered	PA0001643968	7/29/2009	Zuffa, LLC
469.	Explosion del UFC: Episode 101	Registered	PA0001644138	4/22/2009	Zuffa, LLC
470.	WEC 32: Condit v Prater - program line cut	Registered	PA0001644606	5/12/2009	WEC Holdings, LLC
471.	WEC 42: Torres vs. Bowles prelim line cut	Registered	PA0001646076	9/2/2009	WEC Holdings, LLC
472.	WEC 42: Torres vs. Bowles program line cut	Registered	PA0001646082	9/2/2009	WEC Holdings, LLC
473.	UFC 101-Spanish	Registered	PA0001646086	9/2/2009	Zuffa, LLC
474.	UFC Wired: Episode 211	Registered	PA0001647651	9/15/2009	Zuffa, LLC
475.	UFC Unleashed: Episode 406	Registered	PA0001647659	9/15/2009	Zuffa, LLC
476.	UFC 102-Spanish	Registered	PA0001647674	9/15/2009	Zuffa, LLC
477.	UFC 100-Spanish	Registered	PA0001648085	8/17/2009	Zuffa, LLC
478.	UFC 102: Couture vs. Nogueira - program	Registered	PA0001648150	9/17/09	Zuffa, LLC
479.	UFC 100	Registered	PA0001648165	9/17/09	Zuffa, LLC
480.	UFC Wired: Episode 209	Registered	PA0001649134	10/2/2009	Zuffa, LLC
481.	UFC Wired: Episode 210	Registered	PA0001649135	10/2/2009	Zuffa, LLC
482.	UFC Unleashed: Episode 407	Registered	PA0001650229	10/14/2009	Zuffa, LLC
483.	UFC 103-Spanish	Registered	PA0001650231	10/16/2009	Zuffa, LLC
484.	UFC Fight Night: Diaz vs. Guillard-Spanish	Registered	PA0001650234	10/16/2009	Zuffa, LLC
485.	UFC Wired: Episode 202	Registered	PA0001658169	12/2/2009	Zuffa, LLC
486.	UFC Wired: Episode 207	Registered	PA0001658187	12/2/2009	Zuffa, LLC
487.	UFC Wired: Episode 203	Registered	PA0001658194	12/2/2009	Zuffa, LLC
488.	UFC Wired: Episode 201	Registered	PA0001658201	12/2/2009	Zuffa, LLC
489.	UFC Wired: Episode 206	Registered	PA0001658206	12/2/2009	Zuffa, LLC
490.	UFC Wired: Episode 205	Registered	PA0001658212	12/2/2009	Zuffa, LLC
491.	UFC Wired: Episode 204	Registered	PA0001658216	12/2/2009	Zuffa, LLC
492.	UFC Unleashed: Episode 401	Registered	PA0001658272	12/1/2009	Zuffa, LLC
493.	WEC: Cerrone v Henderson - Prelim line cut	Registered	PA0001658433	11/16/2009	WEC Holdings, LLC
494.	WEC: Cerrone v Henderson - Program line cut	Registered	PA0001658434	11/16/2009	WEC Holdings, LLC
495.	UFC Unleashed: Episode 408	Registered	PA0001658435	11/16/2009	Zuffa, LLC
496.	UFC Unleashed: Episode 409	Registered	PA0001658436	11/16/2009	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
497.	UFC 104-Prelim	Registered	PA0001658437	11/16/2010	Zuffa, LLC
498.	UFC 104-Program	Registered	PA0001658438	11/16/2010	Zuffa, LLC
499.	UFC 104-Spanish Program	Registered	PA0001658439	11/16/2010	Zuffa, LLC
500.	UFC 103: Franklin vs. Belfort (9/19/09)	Registered	PA0001658948	11/25/2009	Zuffa, LLC
501.	UFC 90: Silva vs. Cote	Registered	PA0001659948	3/26/2009	Zuffa, LLC
502.	UFC 89: Bisping vs. Leben	Registered	PA0001659949	3/26/2009	Zuffa, LLC
503.	UFC 96: Jackson vs. Jardine	Registered	PA0001659954	3/26/2009	Zuffa, LLC
504.	UFC 91: Couture vs. Lesnar	Registered	PA0001659961	3/26/2009	Zuffa, LLC
505.	UFC 87: Seek and Destroy	Registered	PA0001659967	3/26/2009	Zuffa, LLC
506.	UFC 88: Breakthrough	Registered	PA0001659970	3/26/2009	Zuffa, LLC
507.	UFC 95: Sanchez vs. Stevenson	Registered	PA0001660362	3/9/2009	Zuffa, LLC
508.	UFC 93: Franklin vs. Henderson	Registered	PA0001660369	3/6/2009	Zuffa, LLC
509.	UFC 92: The Ultimate 2008	Registered	PA0001660370	3/6/2009	Zuffa, LLC
510.	UFC 106-Program	Registered	PA0001663182	12/24/2009	Zuffa, LLC
511.	The Ultimate Fighter 10 Finale-Prelim	Registered	PA0001663186	12/24/2009	Zuffa, LLC
512.	UFC Unleashed: Episode 410	Registered	PA0001663196	12/24/2009	Zuffa, LLC
513.	The Ultimate Fighter 10 Finale-Program	Registered	PA0001663197	12/24/2009	Zuffa, LLC
514.	UFC 106-Prelim	Registered	PA0001663199	12/24/2009	Zuffa, LLC
515.	The Ultimate Fighter 10 Finale-Spanish Program	Registered	PA0001663201	12/24/2009	Zuffa, LLC
516.	The Ultimate Fighter 10 Finale-Spanish Prelim	Registered	PA0001663202	12/24/2009	Zuffa, LLC
517.	UFC 106-Spanish Program	Registered	PA0001663209	12/24/2009	Zuffa, LLC
518.	UFC 106-Spanish Prelim	Registered	PA0001663210	12/24/2009	Zuffa, LLC
519.	UFC 105: Couture vs. Vera.	Registered	PA0001665772	12/9/2009	Zuffa, LLC
520.	WEC: Brown v Aldo - program line cut	Registered	PA0001666114	1/19/2010	WEC Holdings, LLC
521.	WEC: Brown v Aldo - prelim line cut	Registered	PA0001666116	1/19/2010	WEC Holdings, LLC
522.	UFC Unleashed: Episode 411	Registered	PA0001668274	1/19/2010	Zuffa, LLC
523.	UFC Unleashed: Episode 412	Registered	PA0001668276	1/19/2010	Zuffa, LLC
524.	Countdown to UFC 104	Registered	PA0001668279	1/19/2010	Zuffa, LLC
525.	UFC Ultimate Knockouts 3	Registered	PA0001672110	6/17/2009	Zuffa, LLC
526.	UFC Ultimate Knockouts 4	Registered	PA0001672113	6/17/2009	Zuffa, LLC
527.	UFC 97: Redemption	Registered	PA0001672114	6/17/2009	Zuffa, LLC
528.	UFC 98: Evans vs. Machida	Registered	PA0001672128	6/17/2009	Zuffa, LLC
529.	UFC 86: Jackson vs. Griffin	Registered	PA0001672136	6/17/2009	Zuffa, LLC
530.	WEC: Cerrone v Ratliff - program line cut	Registered	PA0001672940	2/19/2010	WEC Holdings, LLC
531.	WEC: Henderson v Varner - prelim	Registered	PA0001672945	2/19/2010	WEC Holdings, LLC
532.	Countdown to UFC 102	Registered	PA0001672949	2/19/2010	Zuffa, LLC
533.	WEC Alboroto Epsisode 401	Registered	PA0001672952	2/19/2010	WEC Holdings, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
534.	UFC Unleashed: Episode 413	Registered	PA0001672977	2/19/2010	Zuffa, LLC
535.	UFC 108-Program	Registered	PA0001672981	2/19/2010	Zuffa, LLC
536.	UFC 108-Prelim	Registered	PA0001673317	2/19/2010	Zuffa, LLC
537.	UFC 107-Spanish Program	Registered	PA0001673370	2/19/2010	Zuffa, LLC
538.	UFC 107-Program	Registered	PA0001673372	2/19/2010	Zuffa, LLC
539.	UFC 107-Prelim	Registered	PA0001673373	2/19/2010	Zuffa, LLC
540.	Countdown to UFC 103	Registered	PA0001673375	2/19/2010	Zuffa, LLC
541.	Countdown to UFC 101	Registered	PA0001673377	2/19/2010	Zuffa, LLC
542.	Wrekcage: Episode 304	Registered	PA0001674386	3/5/2010	WEC Holdings, LLC
543.	WEC Alboroto Epsisode 301	Registered	PA0001674387	3/5/2010	WEC Holdings, LLC
544.	WEC Alboroto Epsisode 114	Registered	PA0001674388	3/5/2010	WEC Holdings, LLC
545.	Countdown to UFC 110	Registered	PA0001674389	3/5/2010	Zuffa, LLC
546.	Wrekcage: Episode 309	Registered	PA0001674390	3/5/2010	WEC Holdings, LLC
547.	WEC Alboroto Epsisode 302	Registered	PA0001674391	3/5/2010	WEC Holdings, LLC
548.	WEC Alboroto Epsisode 303	Registered	PA0001674392	3/5/2010	WEC Holdings, LLC
549.	Countdown to UFC 109	Registered	PA0001674454	3/5/2010	Zuffa, LLC
550.	WEC Alboroto Epsisode 113	Registered	PA0001674457	3/5/2010	WEC Holdings, LLC
551.	Wrekcage: Episode 305	Registered	PA0001674459	3/5/2010	WEC Holdings, LLC
552.	UFC Fight Night 20-Prelim	Registered	PA0001675113	2/24/2010	Zuffa, LLC
553.	UFC Fight Night 20-Program	Registered	PA0001675114	2/24/2010	Zuffa, LLC
554.	UFC Unleashed: Episode 501	Registered	PA0001675116	2/24/2010	Zuffa, LLC
555.	UFC Unleashed: Episode 502	Registered	PA0001675117	2/24/2010	Zuffa, LLC
556.	UFC 109-Prelim	Registered	PA0001675118	2/24/2010	Zuffa, LLC
557.	UFC 109-Program	Registered	PA0001675119	2/24/2010	Zuffa, LLC
558.	UFC Ultimate Ultimate Knockouts	Registered	PA0001675795	6/22/2009	Zuffa, LLC
559.	UFC Ultimate Knockouts 5	Registered	PA0001675800	6/22/2009	Zuffa, LLC
560.	UFC Ultimate Knockouts 6	Registered	PA0001675802	6/22/2009	Zuffa, LLC
561.	UFC The Best of Fight Night	Registered	PA0001675856	6/22/2009	Zuffa, LLC
562.	The Best of Pride Fighting Championships Episode 103	Registered	PA0001675969	3/11/2010	Pride FC Worldwide Holdings, LLC
563.	The Best of Pride Fighting Championships Episode 102	Registered	PA0001675970	3/11/2010	Pride FC Worldwide Holdings, LLC
564.	The Best of Pride Fighting Championships Episode 104	Registered	PA0001675972	3/11/2010	Pride FC Worldwide Holdings, LLC
565.	The Best of Pride Fighting Championships Episode 101	Registered	PA0001675975	3/11/2010	Pride FC Worldwide Holdings, LLC
566.	UFC 110-Spanish Program	Registered	PA0001675978	3/11/2010	Zuffa, LLC
567.	UFC 110-Program	Registered	PA0001675981	3/11/2010	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
568.	UFC 110-Spanish Prelim	Registered	PA0001675985	3/11/2010	Zuffa, LLC
569.	UFC 110-Prelim	Registered	PA0001675988	3/11/2010	Zuffa, LLC
570.	UFC 109-Spanish Program	Registered	PA0001677130	2/24/2010	Zuffa, LLC
571.	UFC 109-Spanish Prelim	Registered	PA0001677131	2/24/2010	Zuffa, LLC
572.	UFC Fight Night 20-Spanish Program	Registered	PA0001677134	2/24/2010	Zuffa, LLC
573.	UFC Fight Night 20-Spanish Prelim	Registered	PA0001677135	2/24/2010	Zuffa, LLC
574.	UFC Unleashed: Episode 412	Registered	PA0001677438	2/17/2010	Zuffa, LLC
575.	WEC Alboroto Epsisode 308	Registered	PA0001678431	3/5/2010	WEC Holdings, LLC
576.	WEC Alboroto Epsisode 310	Registered	PA0001678433	3/5/2010	WEC Holdings, LLC
577.	WEC Alboroto Epsisode 309	Registered	PA0001678436	3/5/2010	WEC Holdings, LLC
578.	WEC Alboroto Epsisode 304	Registered	PA0001678439	3/5/2010	WEC Holdings, LLC
579.	Wrekcage: Episode 306	Registered	PA0001678440	3/5/2010	WEC Holdings, LLC
580.	Wrekcage: Episode 307	Registered	PA0001678441	3/5/2010	WEC Holdings, LLC
581.	Wrekcage: Episode 308	Registered	PA0001678477	3/5/2010	WEC Holdings, LLC
582.	Wrekcage: Episode 309	Registered	PA0001678490	3/5/2010	WEC Holdings, LLC
583.	WEC Alboroto Episode 402	Registered	PA0001678492	3/5/2010	WEC Holdings, LLC
584.	WEC: Greatest Knockouts	Registered	PA0001678493	3/5/2010	WEC Holdings, LLC
585.	Wrekcage: Episode 303	Registered	PA0001678494	3/5/2010	WEC Holdings, LLC
586.	WEC Alboroto Epsisode 305	Registered	PA0001678495	3/5/2010	WEC Holdings, LLC
587.	WEC Alboroto Epsisode 307	Registered	PA0001678507	3/5/2010	WEC Holdings, LLC
588.	WEC Alboroto Epsisode 306	Registered	PA0001678529	3/5/2010	WEC Holdings, LLC
589.	Guerreros del UFC: Episode 121	Registered	PA0001683328	8/26/2009	Zuffa, LLC
590.	Guerreros del UFC: Episode 122	Registered	PA0001683329	8/26/2009	Zuffa, LLC
591.	UFC Unleashed: Episode 404	Registered	PA0001685743	11/20/2009	Zuffa, LLC
592.	UFC Unleashed: Episode 403	Registered	PA0001685744	11/20/2009	Zuffa, LLC
593.	UFC Unleashed: Episode 402	Registered	PA0001685745	11/20/2009	Zuffa, LLC
594.	UFC 99: The Comeback (6/13/09)	Registered	PA0001685757	8/04/09	Zuffa, LLC
595.	Countdown al UFC 110	Registered	PA0001685955	4/5/2010	Zuffa, LLC
596.	Countdown to UFC Live: Vera vs. Jones	Registered	PA0001685957	4/5/2010	Zuffa, LLC
597.	Countdown al UFC 109	Registered	PA0001685958	4/5/2010	Zuffa, LLC
598.	Countdown to UFC 111	Registered	PA0001685960	4/5/2010	Zuffa, LLC
599.	UFC Live: Vera vs. Jones-Prelim	Registered	PA0001685963	4/5/2010	Zuffa, LLC
600.	UFC Live: Vera vs. Jones-Program	Registered	PA0001685965	4/5/2010	Zuffa, LLC
601.	UFC Primetime Episode 201	Registered	PA0001685968	4/5/2010	Zuffa, LLC
602.	UFC Primetime Episode 202	Registered	PA0001685969	4/5/2010	Zuffa, LLC
603.	UFC 105-Spanish Program	Registered	PA0001686054	12/22/2009	Zuffa, LLC
604.	UFC 105-Spanish Prelim	Registered	PA0001686056	12/22/2009	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
605.	UFC 111-Prelim	Registered	PA0001686200	4/15/2010	Zuffa, LLC
606.	The Ultimate Fighter 11: Episode 1104	Registered	PA0001688022	7/8/2010	Ultimate Fighting Productions, LLC
607.	Guerreros del UFC: Episode 115	Registered	PA0001690684	8/15/2008	Zuffa, LLC
608.	The Ultimate Fighter 11: Episode 1103	Registered	PA0001692056	6/2/2010	Ultimate Fighting Productions, LLC
609.	The Ultimate Fighter 11: Episode 1102	Registered	PA0001692058	6/2/2010	Ultimate Fighting Productions, LLC
610.	The Ultimate Fighter 11: Episode 1101	Registered	PA0001692059	3/11/2010	Ultimate Fighting Productions, LLC
611.	WEC Alboroto Episode 405	Registered	PA0001693275	4/19/2010	WEC Holdings, LLC
612.	WEC: Bowles vs Cruz - Prelim	Registered	PA0001693277	4/19/2010	WEC Holdings, LLC
613.	WEC: Bowles vs Cruz - Program	Registered	PA0001693278	4/19/2010	WEC Holdings, LLC
614.	WEC Alboroto Episode 404	Registered	PA0001693280	4/19/2010	WEC Holdings, LLC
615.	WEC: Bowles vs Cruz - Spanish Program	Registered	PA0001693282	4/19/2010	WEC Holdings, LLC
616.	WEC: Bowles vs Cruz - Spanish Prelim	Registered	PA0001693383	4/19/2010	WEC Holdings, LLC
617.	UFC Fight Night 21-Prelim	Registered	PA0001695682	7/7/2010	Zuffa, LLC
618.	UFC Fight Night 21-Program	Registered	PA0001695694	7/7/2010	Zuffa, LLC
619.	UFC on Versus: Vera vs. Jones-Spanish Prelim	Registered	PA0001695755	7/7/2010	Zuffa, LLC
620.	UFC on Versus: Vera vs. Jones-Spanish Program	Registered	PA0001695758	7/7/2010	Zuffa, LLC
621.	UFC Fight Night 21-Spanish Prelim	Registered	PA0001695762	7/7/2010	Zuffa, LLC
622.	UFC 116-Program	Registered	PA0001697431	7/28/2010	Zuffa, LLC
623.	UFC 116-Prelim	Registered	PA0001697436	7/28/2010	Zuffa, LLC
624.	UFC 116-Spanish Prelim	Registered	PA0001697438	7/28/2010	Zuffa, LLC
625.	TUF 11 Finale-Prelim	Registered	PA0001697439	7/28/2010	Zuffa, LLC
626.	TUF 11 Finale-Program	Registered	PA0001697440	7/28/2010	Zuffa, LLC
627.	TUF 11 Finale-Spanish Program	Registered	PA0001697441	7/28/2010	Zuffa, LLC
628.	TUF 11 Finale-Spanish Prelim	Registered	PA0001697443	7/28/2010	Zuffa, LLC
629.	UFC 116-Spanish Program	Registered	PA0001697444	7/28/2010	Zuffa, LLC
630.	UFC 104-Spanish Prelim	Registered	PA0001700894	11/16/2009	Zuffa, LLC
631.	The Best of Pride Fighting Championships Episode 112	Registered	PA0001704131	7/22/2010	Pride FC Worldwide Holdings, LLC
632.	The Best of Pride Fighting Championships Episode 113	Registered	PA0001704134	7/22/2010	Pride FC Worldwide Holdings, LLC
633.	UFC Unleashed: Episode 506	Registered	PA0001707981	9/7/2010	Zuffa, LLC
634.	UFC 115-Spanish Prelim	Registered	PA0001707983	9/7/2010	Zuffa, LLC
635.	Countdown al UFC 116	Registered	PA0001707984	9/7/2010	Zuffa, LLC
636.	The Best of Pride Fighting Championships Episode 108	Registered	PA0001707986	9/7/2010	Pride FC Worldwide Holdings, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
637.	UFC 117-Spanish Prelim	Registered	PA0001707987	9/7/2010	Zuffa, LLC
638.	Countdown to UFC 113	Registered	PA0001707989	9/7/2010	Zuffa, LLC
639.	UFC Unleashed: Episode 507	Registered	PA0001707990	9/7/2010	Zuffa, LLC
640.	UFC Unleashed: Episode 505	Registered	PA0001707991	9/7/2010	Zuffa, LLC
641.	Countdown al UFC 96	Registered	PA0001707993	9/7/2010	Zuffa, LLC
642.	UFC 117-Spanish Program	Registered	PA0001707994	9/7/2010	Zuffa, LLC
643.	UFC 115-Spanish Program	Registered	PA0001707997	9/7/2010	Zuffa, LLC
644.	The Best of Pride Fighting Championships Episode 106	Registered	PA0001707998	9/7/2010	Pride FC Worldwide Holdings, LLC
645.	Countdown to UFC 93	Registered	PA0001707999	9/7/2010	Zuffa, LLC
646.	The Best of Pride Fighting Championships Episode 107	Registered	PA0001708000	9/7/2010	Pride FC Worldwide Holdings, LLC
647.	The Best of Pride Fighting Championships Episode 105	Registered	PA0001708003	9/7/2010	Pride FC Worldwide Holdings, LLC
648.	Countdown to UFC 96	Registered	PA0001708005	9/7/2010	Zuffa, LLC
649.	Countdown al UFC 97	Registered	PA0001708006	9/7/2010	Zuffa, LLC
650.	UFC Unleashed: Episode 504	Registered	PA0001708008	9/7/2010	Zuffa, LLC
651.	Countdown to UFC 97	Registered	PA0001708010	9/7/2010	Zuffa, LLC
652.	UFC Unleashed: Episode 503	Registered	PA0001708011	9/7/2010	Zuffa, LLC
653.	Countdown to UFC 114	Registered	PA0001708012	9/7/2010	Zuffa, LLC
654.	Countdown to UFC 116	Registered	PA0001708014	9/7/2010	Zuffa, LLC
655.	Countdown to UFC 115	Registered	PA0001708015	9/7/2010	Zuffa, LLC
656.	Countdown to UFC 105	Registered	PA0001709463	2/10/2010	Zuffa, LLC
657.	Countdown to UFC 108	Registered	PA0001709465	2/10/2010	Zuffa, LLC
658.	Countdown to UFC 106	Registered	PA0001709467	2/10/2010	Zuffa, LLC
659.	Countdown to UFC 107	Registered	PA0001709470	2/10/2010	Zuffa, LLC
660.	The Ultimate Fighter 9: Episode 901	Registered	PA0001709560	7/10/2009	Ultimate Fighting Productions, LLC
661.	The Ultimate Fighter 9: Episode 904	Registered	PA0001709562	7/10/2009	Ultimate Fighting Productions, LLC
662.	The Ultimate Fighter 9: Episode 903	Registered	PA0001709565	7/10/2009	Ultimate Fighting Productions, LLC
663.	The Ultimate Fighter 9: Episode 905	Registered	PA0001709566	7/10/2009	Ultimate Fighting Productions, LLC
664.	The Ultimate Fighter 9: Episode 906	Registered	PA0001709568	7/10/2009	Ultimate Fighting Productions, LLC
665.	The Ultimate Fighter 9: Episode 907	Registered	PA0001709569	7/10/2009	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
666.	The Ultimate Fighter 9: Episode 902	Registered	PA0001709570	7/10/2009	Ultimate Fighting Productions, LLC
667.	The Ultimate Fighter 9: Episode 908	Registered	PA0001709572	7/10/2009	Ultimate Fighting Productions, LLC
668.	The Ultimate Fighter 9: Episode 909	Registered	PA0001709574	7/10/2009	Ultimate Fighting Productions, LLC
669.	The Ultimate Fighter 9: Episode 910	Registered	PA0001709575	7/10/2009	Ultimate Fighting Productions, LLC
670.	The Ultimate Fighter 9: Episode 911	Registered	PA0001709576	7/10/2009	Ultimate Fighting Productions, LLC
671.	The Ultimate Fighter 9: Episode 913	Registered	PA0001709578	7/10/2009	Ultimate Fighting Productions, LLC
672.	The Ultimate Fighter 9: Episode 912	Registered	PA0001709581	7/10/2009	Ultimate Fighting Productions, LLC
673.	WEC: Aldo vs. Faber - Program	Registered	PA0001711016	6/22/2010	WEC Holdings, LLC
674.	WEC Alboroto Episode 403	Registered	PA0001711018	6/22/2010	WEC Holdings, LLC
675.	WEC Alboroto Episode 406	Registered	PA0001711020	6/22/2010	WEC Holdings, LLC
676.	Countdown to WEC: Aldo vs Faber	Registered	PA0001711022	6/22/2010	WEC Holdings, LLC
677.	WEC Alboroto Episode 408	Registered	PA0001711024	6/22/2010	WEC Holdings, LLC
678.	WEC Alboroto Episode 407	Registered	PA0001711027	6/22/2010	WEC Holdings, LLC
679.	WEC: Aldo vs. Faber - Prelim	Registered	PA0001711034	6/22/2010	WEC Holdings, LLC
680.	Countdown al UFC 81	Registered	PA0001711135	12/16/2008	Zuffa, LLC
681.	Countdown al UFC 84	Registered	PA0001711137	12/16/2008	Zuffa, LLC
682.	Countdown al UFC 80	Registered	PA0001711138	12/16/2008	Zuffa, LLC
683.	Countdown al UFC 82	Registered	PA0001711139	12/16/2008	Zuffa, LLC
684.	Countdown al UFC 85	Registered	PA0001711140	12/16/2008	Zuffa, LLC
685.	Countdown al UFC 86	Registered	PA0001711141	12/16/2008	Zuffa, LLC
686.	The Ultimate Fighter, Episode 1102	Registered	PA0001714383	8/3/2010	Ultimate Fighting Productions, LLC
687.	The Ultimate Fighter, Episode 1108	Registered	PA0001714385	8/3/2010	Ultimate Fighting Productions, LLC
688.	The Ultimate Fighter, Episode 1107	Registered	PA0001714387	8/3/2010	Ultimate Fighting Productions, LLC
689.	The Ultimate Fighter, Episode 1106	Registered	PA0001714388	8/3/2010	Ultimate Fighting Productions, LLC
690.	The Ultimate Fighter, Episode 1112	Registered	PA0001714389	8/3/2010	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
691.	The Ultimate Fighter, Episode 1111B	Registered	PA0001714390	8/3/2010	Ultimate Fighting Productions, LLC
692.	The Ultimate Fighter, Episode 368 (?)	Registered	PA0001714391	8/3/2010	Ultimate Fighting Productions, LLC
693.	The Ultimate Fighter, Episode 1113	Registered	PA0001714392	8/3/2010	Ultimate Fighting Productions, LLC
694.	The Ultimate Fighter, Episode 1101A	Registered	PA0001714393	8/3/2010	Ultimate Fighting Productions, LLC
695.	The Ultimate Fighter, Episode 1105	Registered	PA0001714395	8/3/2010	Ultimate Fighting Productions, LLC
696.	The Ultimate Fighter, Episode 1104	Registered	PA0001714396	8/3/2010	Ultimate Fighting Productions, LLC
697.	The Ultimate Fighter, Episode 1103	Registered	PA0001714397	8/3/2010	Ultimate Fighting Productions, LLC
698.	The Ultimate Fighter, Episode 1111A	Registered	PA0001714398	8/3/2010	Ultimate Fighting Productions, LLC
699.	The Ultimate Fighter, Episode 1110	Registered	PA0001714399	8/3/2010	Ultimate Fighting Productions, LLC
700.	The Ultimate Fighter, Episode 1109	Registered	PA0001714400	8/3/2010	Ultimate Fighting Productions, LLC
701.	UFC 122-Spanish Program	Registered	PA0001716655	12/27/2010	Zuffa, LLC
702.	UFC 122-Spanish Prelim	Registered	PA0001716657	12/27/2010	Zuffa, LLC
703.	UFC 122-Program	Registered	PA0001716658	12/27/2010	Zuffa, LLC
704.	UFC 122-Prelim	Registered	PA0001716697	12/27/2010	Zuffa, LLC
705.	UFC 113-Program	Registered	PA0001716708	7/19/2010	Zuffa, LLC
706.	UFC 113-Spanish Prelim	Registered	PA0001716716	7/19/2010	Zuffa, LLC
707.	UFC 114-Spanish Program	Registered	PA0001716719	7/19/2010	Zuffa, LLC
708.	UFC 114-Spanish Prelim	Registered	PA0001716720	7/19/2010	Zuffa, LLC
709.	UFC 114-Program	Registered	PA0001716722	7/19/2010	Zuffa, LLC
710.	UFC 114-Prelim	Registered	PA0001716740	7/19/2010	Zuffa, LLC
711.	UFC 113-Spanish Program	Registered	PA0001716741	7/19/2010	Zuffa, LLC
712.	UFC 113-Prelim	Registered	PA0001716744	7/19/2010	Zuffa, LLC
713.	The Ultimate Fighter 11: Episode 1107	Registered	PA0001716745	7/19/2010	Ultimate Fighting Productions, LLC
714.	The Ultimate Fighter 11: Episode 1108	Registered	PA0001716747	7/19/2010	Ultimate Fighting Productions, LLC
715.	The Ultimate Fighter 11: Episode 1106	Registered	PA0001716751	7/19/2010	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
716.	The Ultimate Fighter 11: Episode 1105	Registered	PA0001716755	7/19/2010	Ultimate Fighting Productions, LLC
717.	UFC Primetime Episode 301	Registered	PA0001716759	7/19/2010	Zuffa, LLC
718.	UFC Unleashed: Episode 508	Registered	PA0001716995	10/28/2010	Zuffa, LLC
719.	UFC Fight Night 22-Spanish Program	Registered	PA0001716999	10/28/2010	Zuffa, LLC
720.	Countdown al UFC 113	Registered	PA0001717005	10/28/2010	Zuffa, LLC
721.	Countdown al UFC 111	Registered	PA0001717008	10/28/2010	Zuffa, LLC
722.	Countdown to UFC 83	Registered	PA0001717009	10/28/2010	Zuffa, LLC
723.	UFC 119-Spanish Program	Registered	PA0001717011	10/28/2010	Zuffa, LLC
724.	UFC Fight Night 22-Program	Registered	PA0001717015	10/28/2010	Zuffa, LLC
725.	Countdown to UFC 82	Registered	PA0001717018	10/28/2010	Zuffa, LLC
726.	UFC 119-Spanish Prelim	Registered	PA0001717030	10/28/2010	Zuffa, LLC
727.	UFC Fight Night 22-Spanish Prelim	Registered	PA0001717146	10/28/2010	Zuffa, LLC
728.	UFC 121-Spanish Prelim	Registered	PA0001717149	11/17/2010	Zuffa, LLC
729.	UFC 121-Spanish Program	Registered	PA0001717150	11/17/2010	Zuffa, LLC
730.	Countdown to UFC 121	Registered	PA0001717152	11/17/2010	Zuffa, LLC
731.	UFC 120-Spanish Prelim	Registered	PA0001717153	11/17/2010	Zuffa, LLC
732.	Countdown al UFC 121	Registered	PA0001717154	11/17/2010	Zuffa, LLC
733.	Countdown to UFC 112	Registered	PA0001717155	7/9/2010	Zuffa, LLC
734.	UFC 112-Program	Registered	PA0001717156	7/9/2010	Zuffa, LLC
735.	UFC 112-Spanish Program	Registered	PA0001717157	7/9/2010	Zuffa, LLC
736.	UFC 112-Prelim	Registered	PA0001717158	7/9/2010	Zuffa, LLC
737.	UFC 112-Spanish Prelim	Registered	PA0001717159	7/9/2010	Zuffa, LLC
738.	Countdown al UFC 112	Registered	PA0001717160	7/9/2010	Zuffa, LLC
739.	UFC Fight Night 22-Prelim	Registered	PA0001717594	10/28/2010	Zuffa, LLC
740.	UFC Unleashed: Episode 509	Registered	PA0001717621	10/28/2010	Zuffa, LLC
741.	UFC Fight Night 21-Spanish Program	Registered	PA0001717993	6/3/2010	Zuffa, LLC
742.	UFC 111-Program	Registered	PA0001717999	6/3/2010	Zuffa, LLC
743.	WEC: Aldo vs. Gamburyan - Program	Registered	PA0001719057	11/17/2010	WEC Holdings, LLC
744.	WEC: Aldo vs. Gamburyan - Prelim	Registered	PA0001719059	11/17/2010	WEC Holdings, LLC
745.	The Ultimate Fighter 10: Episode 1001	Registered	PA0001719754	3/24/2010	Ultimate Fighting Productions, LLC
746.	The Ultimate Fighter, Episode 1204	Registered	PA0001721498	1/24/2011	Ultimate Fighting Productions, LLC
747.	The Ultimate Fighter, Episode 1203	Registered	PA0001721500	1/24/2011	Ultimate Fighting Productions, LLC
748.	The Ultimate Fighter, Episode 1202	Registered	PA0001721501	1/24/2011	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
749.	The Ultimate Fighter, Episode 1201	Registered	PA0001721502	1/24/2011	Ultimate Fighting Productions, LLC
750.	The Ultimate Fighter, Episode 1211B	Registered	PA0001721504	1/24/2011	Ultimate Fighting Productions, LLC
751.	The Ultimate Fighter, Episode 1209	Registered	PA0001721505	1/24/2011	Ultimate Fighting Productions, LLC
752.	The Ultimate Fighter, Episode 1210B	Registered	PA0001721506	1/24/2011	Ultimate Fighting Productions, LLC
753.	The Ultimate Fighter, Episode 1208	Registered	PA0001721507	1/24/2011	Ultimate Fighting Productions, LLC
754.	The Ultimate Fighter, Episode 1207	Registered	PA0001721508	1/24/2011	Ultimate Fighting Productions, LLC
755.	The Ultimate Fighter, Episode 1206	Registered	PA0001721510	1/24/2011	Ultimate Fighting Productions, LLC
756.	The Ultimate Fighter, Episode 1212A	Registered	PA0001721511	1/24/2011	Ultimate Fighting Productions, LLC
757.	The Ultimate Fighter, Episode 1211A	Registered	PA0001721512	1/24/2011	Ultimate Fighting Productions, LLC
758.	The Ultimate Fighter, Episode 1213	Registered	PA0001721514	1/24/2011	Ultimate Fighting Productions, LLC
759.	The Ultimate Fighter, Episode 1205	Registered	PA0001721518	1/24/2011	Ultimate Fighting Productions, LLC
760.	The Best of Pride Fighting Championships Episode 109	Registered	PA0001723811	7/27/2010	Pride FC Worldwide Holdings, LLC
761.	The Best of Pride Fighting Championships Episode 110	Registered	PA0001723814	7/27/2010	Pride FC Worldwide Holdings, LLC
762.	The Best of Pride Fighting Championships Episode 111	Registered	PA0001723816	7/27/2010	Pride FC Worldwide Holdings, LLC
763.	WEC: Cruz vs Benavidez - Program	Registered	PA0001724129	10/8/2010	WEC Holdings, LLC
764.	WEC: Cruz vs Benavidez - Prelim	Registered	PA0001724134	10/8/2010	WEC Holdings, LLC
765.	UFC 118-Program	Registered	PA0001724292	10/8/2010	Zuffa, LLC
766.	UFC 118-Prelim	Registered	PA0001724293	10/8/2010	Zuffa, LLC
767.	UFC 115-Prelim	Registered	PA0001724765	8/20/2010	Zuffa, LLC
768.	UFC 115-Program	Registered	PA0001724766	8/20/2010	Zuffa, LLC
769.	UFC 117-Prelim	Registered	PA0001724767	8/20/2010	Zuffa, LLC
770.	UFC 117-Program	Registered	PA0001724769	8/20/2010	Zuffa, LLC
771.	World Extreme Cagefighting 34	Registered	PA0001725237	6/19/2008	WEC Holdings, LLC
772.	Countdown al UFC 115	Registered	PA0001727956	9/14/2010	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
773.	UFC Live: Jones vs. Matyushenko-Spanish Program	Registered	PA0001729119	9/15/2010	Zuffa, LLC
774.	WEC: Varner vs Shalorus - Prelim	Registered	PA0001729120	9/15/2010	WEC Holdings, LLC
775.	WEC: Varner vs Shalorus - Program	Registered	PA0001729121	9/15/2010	WEC Holdings, LLC
776.	Countdown to UFC 117	Registered	PA0001729124	9/15/2010	Zuffa, LLC
777.	Countdown al UFC 117	Registered	PA0001729125	9/15/2010	Zuffa, LLC
778.	UFC Live: Jones vs. Matyushenko-Prelim	Registered	PA0001729129	9/15/2010	Zuffa, LLC
779.	UFC Live: Jones vs. Matyushenko-Program	Registered	PA0001729132	9/15/2010	Zuffa, LLC
780.	UFC Live: Jones vs. Matyushenko-Spanish Prelim	Registered	PA0001729143	9/15/2010	Zuffa, LLC
781.	World Extreme Cagefighting 35	Registered	PA0001732870	9/15/2008	WEC Holdings, LLC
782.	UFC 128-Program	Registered	PA0001734391	5/2/2011	Zuffa, LLC
783.	UFC 128-Spanish Prelim	Registered	PA0001734399	5/2/2011	Zuffa, LLC
784.	UFC Fight Night 24-Spanish Prelim	Registered	PA0001734407	5/2/2011	Zuffa, LLC
785.	UFC 128-Prelim	Registered	PA0001734413	5/2/2011	Zuffa, LLC
786.	UFC Fight Night 24-Program	Registered	PA0001734414	5/2/2011	Zuffa, LLC
787.	UFC Fight Night 24-Prelim	Registered	PA0001734417	5/2/2011	Zuffa, LLC
788.	UFC 128-Spanish Program	Registered	PA0001734419	5/2/2011	Zuffa, LLC
789.	UFC 128-Spanish Program Broadcast	Registered	PA0001734421	5/2/2011	Zuffa, LLC
790.	UFC Fight Night 24-Spanish Program	Registered	PA0001734425	5/2/2011	Zuffa, LLC
791.	UFC 128-Spanish Prelim Broadcast	Registered	PA0001734427	5/2/2011	Zuffa, LLC
792.	The Ultimate Fighter 10: Episode 1011B	Registered	PA0001736948	3/24/2010	Ultimate Fighting Productions, LLC
793.	The Ultimate Fighter 10: Episode 1012	Registered	PA0001736949	3/24/2010	Ultimate Fighting Productions, LLC
794.	The Ultimate Fighter 10: Episode 1013	Registered	PA0001736950	3/24/2010	Ultimate Fighting Productions, LLC
795.	The Ultimate Fighter 10: Episode 1002	Registered	PA0001736952	3/24/2010	Ultimate Fighting Productions, LLC
796.	The Ultimate Fighter 10: Episode 1003	Registered	PA0001736953	3/24/2010	Ultimate Fighting Productions, LLC
797.	The Ultimate Fighter 10: Episode 1004	Registered	PA0001736954	3/24/2010	Ultimate Fighting Productions, LLC
798.	The Ultimate Fighter 10: Episode 1005	Registered	PA0001736955	3/24/2010	Ultimate Fighting Productions, LLC
799.	The Ultimate Fighter 10: Episode 1006	Registered	PA0001736956	3/24/2010	Ultimate Fighting Productions, LLC
800.	The Ultimate Fighter 10: Episode 1007	Registered	PA0001736957	3/24/2010	Ultimate Fighting Productions, LLC
801.	The Ultimate Fighter 10: Episode 1008	Registered	PA0001736958	3/24/2010	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
802.	The Ultimate Fighter 10: Episode 1009	Registered	PA0001736959	3/24/2010	Ultimate Fighting Productions, LLC
803.	The Ultimate Fighter 10: Episode 1010	Registered	PA0001736961	3/24/2010	Ultimate Fighting Productions, LLC
804.	EliteXC: Renegade	Registered	PA0001738169	5/20/2008	ProElite, Inc.
805.	UFC 119-Program	Registered	PA0001740484	10/14/2010	Zuffa, LLC
806.	UFC 119-Prelim	Registered	PA0001740486	10/14/2010	Zuffa, LLC
807.	UFC 115-French Program	Registered	PA0001741769	12/6/2010	Zuffa, LLC
808.	UFC 115-French Prelim	Registered	PA0001741770	12/6/2010	Zuffa, LLC
809.	UFC 113-French Program	Registered	PA0001741771	12/6/2010	Zuffa, LLC
810.	UFC 113-French Prelim	Registered	PA0001741772	12/6/2010	Zuffa, LLC
811.	UFC 111-French Program	Registered	PA0001741774	12/6/2010	Zuffa, LLC
812.	UFC 111-French Prelim	Registered	PA0001741776	12/6/2010	Zuffa, LLC
813.	UFC 100-French Program	Registered	PA0001741778	12/6/2010	Zuffa, LLC
814.	UFC 100-French Prelim	Registered	PA0001741779	12/6/2010	Zuffa, LLC
815.	UFC 97 French Program	Registered	PA0001741780	12/6/2010	Zuffa, LLC
816.	UFC 97 French Prelim	Registered	PA0001741783	12/6/2010	Zuffa, LLC
817.	Countdown to UFC 98	Registered	PA0001741785	12/6/2010	Zuffa, LLC
818.	Countdown to UFC 88	Registered	PA0001741788	12/6/2010	Zuffa, LLC
819.	Countdown to UFC 90	Registered	PA0001741789	12/6/2010	Zuffa, LLC
820.	Countdown to UFC 87	Registered	PA0001741791	12/6/2010	Zuffa, LLC
821.	Countdown to UFC 86	Registered	PA0001741800	12/6/2010	Zuffa, LLC
822.	Countdown to UFC 85	Registered	PA0001741827	12/6/2010	Zuffa, LLC
823.	Countdown to UFC 84	Registered	PA0001741829	12/6/2010	Zuffa, LLC
824.	UFC Unleashed: Episode 511	Registered	PA0001741830	12/6/2010	Zuffa, LLC
825.	UFC Primetime Episode 403	Registered	PA0001741832	12/6/2010	Zuffa, LLC
826.	UFC Primetime Episode 402	Registered	PA0001741833	12/6/2010	Zuffa, LLC
827.	UFC Primetime Episode 401	Registered	PA0001741836	12/6/2010	Zuffa, LLC
828.	UFC FIGHT FOR THE TROOPS 2	Registered	PA0001743941	2/28/2011	Zuffa, LLC
829.	UFC 120Prelim	Registered	PA0001745476	11/3/2010	Zuffa, LLC
830.	UFC 120Program	Registered	PA0001745478	11/3/2010	Zuffa, LLC
831.	UFC 121-Program	Registered	PA0001745480	11/3/2010	Zuffa, LLC
832.	UFC 121Prelim	Registered	PA0001745481	11/3/2010	Zuffa, LLC
833.	UFC 120-Prelim	Registered	PA0001746476	11/3/2010	Zuffa, LLC
834.	UFC 120-Program	Registered	PA0001746478	11/3/2010	Zuffa, LLC
835.	UFC 121-Prelim	Registered	PA0001746481	11/3/2010	Zuffa, LLC
836.	The Ultimate Fighter, Episode 1301	Registered	PA0001750539	8/16/2011	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
837.	The Ultimate Fighter, Episode 1310	Registered	PA0001750544	8/16/2011	Ultimate Fighting Productions, LLC
838.	UFC 130-Program	Registered	PA0001750549	8/10/2011	Zuffa, LLC
839.	The Ultimate Fighter, Episode 1311	Registered	PA0001750592	8/16/2011	Ultimate Fighting Productions, LLC
840.	The Ultimate Fighter, Episode 1309	Registered	PA0001750594	8/16/2011	Ultimate Fighting Productions, LLC
841.	UFC 131-Prelim	Registered	PA0001750631	8/10/2011	Zuffa, LLC
842.	UFC 130-Prelim	Registered	PA0001750639	8/10/2011	Zuffa, LLC
843.	The Ultimate Fighter, Episode 1308	Registered	PA0001750673	8/16/2011	Ultimate Fighting Productions, LLC
844.	The Ultimate Fighter, Episode 1307	Registered	PA0001750674	8/16/2011	Ultimate Fighting Productions, LLC
845.	The Ultimate Fighter, Episode 1302	Registered	PA0001750839	8/16/2011	Ultimate Fighting Productions, LLC
846.	The Ultimate Fighter, Episode 1303	Registered	PA0001750845	8/16/2011	Ultimate Fighting Productions, LLC
847.	The Ultimate Fighter, Episode 1306	Registered	PA0001751582	8/16/2011	Ultimate Fighting Productions, LLC
848.	The Ultimate Fighter, Episode 1305	Registered	PA0001751585	8/16/2011	Ultimate Fighting Productions, LLC
849.	The Ultimate Fighter, Episode 1304	Registered	PA0001751586	8/16/2011	Ultimate Fighting Productions, LLC
850.	UFC Unleashed: Episode 510	Registered	PA0001752209	11/24/2010	Zuffa, LLC
851.	Countdown to UFC 100	Registered	PA0001752256	10/24/2010	Zuffa, LLC
852.	UFC 127-Spanish Program	Registered	PA0001753181	8/18/2011	Zuffa, LLC
853.	UFC on Versus: Sanchez vs. Kampmann - Spanish Program	Registered	PA0001753231	4/18/2011	Zuffa, LLC
854.	UFC on Versus: Sanchez vs. Kampmann - Spanish Prelim	Registered	PA0001753232	4/18/2011	Zuffa, LLC
855.	UFC on Versus: Sanchez vs. Kampmann - Prelim	Registered	PA0001753233	4/18/2011	Zuffa, LLC
856.	UFC on Versus: Sanchez vs. Kampmann - Program	Registered	PA0001753234	4/18/2011	Zuffa, LLC
857.	UFC 127-Prelim	Registered	PA0001753235	4/18/2011	Zuffa, LLC
858.	UFC 127-Program	Registered	PA0001753236	4/18/2011	Zuffa, LLC
859.	UFC Ultimate Insider Episode 107	Registered	PA0001754091	9/27/2011	Zuffa, LLC
860.	UFC 127-Spanish Prelim	Registered	PA0001754598	5/25/2011	Zuffa, LLC
861.	UFC UNDISPUTED 2009	Registered	PA0001755138	4/8/2010	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
862.	UFC Ultimate Insider Episode 106	Registered	PA0001755275	9/27/2011	Zuffa, LLC
863.	UFC Ultimate Insider Episode 104	Registered	PA0001755281	9/27/2011	Zuffa, LLC
864.	UFC Ultimate Insider Episode 105	Registered	PA0001755285	9/27/2011	Zuffa, LLC
865.	UFC Ultimate Insider Episode 103	Registered	PA0001755287	9/27/2011	Zuffa, LLC
866.	Guerreros del UFC: Episode 416	Registered	PA0001755298	9/26/2011	Zuffa, LLC
867.	Guerreros del UFC: Episode 417	Registered	PA0001755305	9/26/2011	Zuffa, LLC
868.	Guerreros del UFC: Episode 411	Registered	PA0001755306	9/26/2011	Zuffa, LLC
869.	Guerreros del UFC: Episode 410	Registered	PA0001755307	9/26/2011	Zuffa, LLC
870.	UFC Ultimate Insider Episode 102	Registered	PA0001755309	9/27/2011	Zuffa, LLC
871.	UFC Ultimate Insider Episode 101	Registered	PA0001755310	9/27/2011	Zuffa, LLC
872.	UFC Ultimate Insider Episode 112	Registered	PA0001756127	9/27/2011	Zuffa, LLC
873.	UFC Ultimate Insider Episode 108	Registered	PA0001756147	9/27/2011	Zuffa, LLC
874.	UFC Ultimate Insider Episode 109	Registered	PA0001756149	9/27/2011	Zuffa, LLC
875.	UFC Ultimate Insider Episode 110	Registered	PA0001756151	9/27/2011	Zuffa, LLC
876.	UFC Ultimate Insider Episode 111	Registered	PA0001756154	9/27/2011	Zuffa, LLC
877.	UFC Ultimate Insider Episode 113	Registered	PA0001756158	9/27/2011	Zuffa, LLC
878.	UFC Ultimate Insider Episode 117	Registered	PA0001756160	9/27/2011	Zuffa, LLC
879.	UFC 131-Spanish Program	Registered	PA0001756429	9/26/2011	Zuffa, LLC
880.	UFC 131-Spanish Prelim	Registered	PA0001756431	9/26/2011	Zuffa, LLC
881.	UFC 131-French Program	Registered	PA0001756432	9/26/2011	Zuffa, LLC
882.	UFC 133-Prelim	Registered	PA0001756434	9/26/2011	Zuffa, LLC
883.	UFC 133-Program	Registered	PA0001756436	9/26/2011	Zuffa, LLC
884.	UFC 131-French Prelim	Registered	PA0001756437	9/26/2011	Zuffa, LLC
885.	The Ultimate Fighter 13 Finale - Spanish Program	Registered	PA0001756438	9/26/2011	Zuffa, LLC
886.	The Ultimate Fighter 13 Finale - Spanish Prelim	Registered	PA0001756439	9/26/2011	Zuffa, LLC
887.	The Ultimate Fighter 13 Finale - Program	Registered	PA0001756440	9/26/2011	Zuffa, LLC
888.	The Ultimate Fighter 13 Finale - Prelim	Registered	PA0001756442	9/26/2011	Zuffa, LLC
889.	UFC Ultimate Insider Episode 119	Registered	PA0001756635	9/27/2011	Zuffa, LLC
890.	UFC Ultimate Insider Episode 118	Registered	PA0001756637	9/27/2011	Zuffa, LLC
891.	Guerreros del UFC: Episode 403	Registered	PA0001756991	9/30/2011	Zuffa, LLC
892.	Guerreros del UFC: Episode 409	Registered	PA0001756992	9/30/2011	Zuffa, LLC
893.	Guerreros del UFC: Episode 405	Registered	PA0001756993	9/30/2011	Zuffa, LLC
894.	UFC 129-Spanish Prelim	Registered	PA0001756994	9/30/2011	Zuffa, LLC
895.	Guerreros del UFC: Episode 407	Registered	PA0001756995	9/30/2011	Zuffa, LLC
896.	UFC 129-French Prelim	Registered	PA0001756996	9/30/2011	Zuffa, LLC
897.	Guerreros del UFC: Episode 406	Registered	PA0001756997	9/30/2011	Zuffa, LLC
898.	Guerreros del UFC: Episode 408	Registered	PA0001757001	9/30/2011	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
899.	UFC 129-Spanish Program	Registered	PA0001757002	9/30/2011	Zuffa, LLC
900.	Guerreros del UFC: Episode 404	Registered	PA0001757003	9/30/2011	Zuffa, LLC
901.	UFC 129-French Program	Registered	PA0001757004	9/30/2011	Zuffa, LLC
902.	Guerreros del UFC: Episode 402	Registered	PA0001757005	9/30/2011	Zuffa, LLC
903.	UFC Ultimate Insider Episode 129	Registered	PA0001757712	9/27/2011	Zuffa, LLC
904.	UFC Ultimate Insider Episode 128	Registered	PA0001757714	9/27/2011	Zuffa, LLC
905.	UFC Ultimate Insider Episode 123	Registered	PA0001757716	9/27/2011	Zuffa, LLC
906.	UFC Ultimate Insider Episode 127	Registered	PA0001757717	9/27/2011	Zuffa, LLC
907.	UFC Ultimate Insider Episode 126	Registered	PA0001757718	9/27/2011	Zuffa, LLC
908.	UFC Ultimate Insider Episode 125	Registered	PA0001757720	9/27/2011	Zuffa, LLC
909.	UFC Ultimate Insider Episode 124	Registered	PA0001757721	9/27/2011	Zuffa, LLC
910.	UFC Ultimate Insider Episode 121	Registered	PA0001757722	9/27/2011	Zuffa, LLC
911.	UFC Ultimate Insider Episode 122	Registered	PA0001757723	9/27/2011	Zuffa, LLC
912.	UFC Ultimate Insider Episode 120	Registered	PA0001757724	9/27/2011	Zuffa, LLC
913.	UFC Ultimate Insider Episode 112	Registered	PA0001757727		Zuffa, LLC
914.	Guerreros del UFC: Episode 422	Registered	PA0001759461	9/26/2011	Zuffa, LLC
915.	WEC: Faber vs Mizugaki - Prelim	Registered	PA0001761722	2/16/2011	WEC Holdings, LLC
916.	WEC: Faber vs Mizugaki - Program	Registered	PA0001761735	2/16/2011	WEC Holdings, LLC
917.	UFC 131-Program	Registered	PA0001765970	8/10/2011	Zuffa, LLC
918.	Guerreros del UFC: Episode 421	Registered	PA0001766247	9/26/2011	Zuffa, LLC
919.	UFC Unleashed: Episode 609	Registered	PA0001767112	10/21/2010	Zuffa, LLC
920.	UFC Unleashed: Episode 608A	Registered	PA0001767114	10/21/2010	Zuffa, LLC
921.	Strikeforce: Prelim Line Cut	Registered	PA0001767612	11/23/2011	Forza, LLC
922.	ShoXC: Elite Challenger Series	Registered	PA0001767613	11/23/2011	Forza, LLC
923.	UFC on Versus 3: Sanchez v Kampmann	Registered	PA0001770307	5/17/2011	Zuffa, LLC
924.	UFC 129: St. Pierre v Shields	Registered	PA0001770309	5/17/2011	Zuffa, LLC
925.	UFC Fight Night 22-Spanish Program	Registered	PA0001770310	5/17/2011	Zuffa, LLC
926.	UFC Central (duplicate)	Registered	PA0001770312	5/17/2011	Zuffa, LLC
927.	The Ultimate Fighter 12 Finale - Program	Registered	PA0001773620	3/7/2011	Zuffa, LLC
928.	The Ultimate Fighter 12 Finale - Prelim	Registered	PA0001773621	3/7/2011	Zuffa, LLC
929.	UFC 123-Spanish Program	Registered	PA0001773663	2/22/2011	Zuffa, LLC
930.	UFC 123-Spanish Prelim	Registered	PA0001773667	2/22/2011	Zuffa, LLC
931.	UFC 123-Program	Registered	PA0001773669	2/22/2011	Zuffa, LLC
932.	UFC 123-Prelim	Registered	PA0001773671	2/22/2011	Zuffa, LLC
933.	UFC 124-French Language Version	Registered	PA0001774338	3/7/2011	Zuffa, LLC
934.	UFC 124-Spanish Program Line Cut	Registered	PA0001774353	3/7/2011	Zuffa, LLC
935.	UFC 124-Spanish Program Broadscast	Registered	PA0001774356	3/7/2011	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
936.	UFC Unleashed: Episode 513	Registered	PA0001774361	3/7/2011	Zuffa, LLC
937.	UFC Unleashed: Episode 512	Registered	PA0001774364	3/7/2011	Zuffa, LLC
938.	UFC 124-Prelim	Registered	PA0001774367	3/7/2011	Zuffa, LLC
939.	UFC 124-Program	Registered	PA0001774368	3/7/2011	Zuffa, LLC
940.	UFC 124-Spanish Prelim	Registered	PA0001774369	3/7/2011	Zuffa, LLC
941.	Countdown to UFC 125	Registered	PA0001774372	3/7/2011	Zuffa, LLC
942.	UFC 137 - Spanish Program Broadcast	Registered	PA0001775409	1/31/2012	Zuffa, LLC
943.	UFC 137 - Spanish Prelim Line Cut	Registered	PA0001775410	1/31/2012	Zuffa, LLC
944.	UFC 137 - Spanish Prelim Broadcast	Registered	PA0001775412	1/31/2012	Zuffa, LLC
945.	UFC 137 - Prelim Line Cut	Registered	PA0001775414	1/31/2012	Zuffa, LLC
946.	UFC 137 - French Program Line Cut	Registered	PA0001775416	1/31/2012	Zuffa, LLC
947.	UFC 137 - Program Line Cut	Registered	PA0001775417	1/31/2012	Zuffa, LLC
948.	UFC 137 - French Prelim Line Cut	Registered	PA0001775418	1/31/2012	Zuffa, LLC
949.	UFC 138 - Program Line Cut	Registered	PA0001778876	2/8/2012	Zuffa, LLC
950.	UFC 138 - French Program Line Cut	Registered	PA0001778877	2/8/2012	Zuffa, LLC
951.	UFC 138 - Prelim Line Cut	Registered	PA0001778878	2/8/2012	Zuffa, LLC
952.	Countdown to UFC 123	Registered	PA0001779805	3/1/2011	Zuffa, LLC
953.	UFC 142 - Spanish program	Registered	PA0001782096	3/20/2012	Zuffa, LLC
954.	UFC 142 - Spanish prelim	Registered	PA0001782107	3/20/2012	Zuffa, LLC
955.	UFC 142 - Prelim line cut	Registered	PA0001782112	3/20/2012	Zuffa, LLC
956.	UFC 142 - Program line cut	Registered	PA0001782114	3/20/2012	Zuffa, LLC
957.	Stikeforce: Diaz v. Cyborg	Registered	PA0001782253	5/16/2011	Forza, LLC
958.	Strikeforce-Challengers 13	Registered	PA0001782904	5/16/2011	Forza, LLC
959.	UFC 135 - Spanish Program Line Cut	Registered	PA0001784094	4/9/2012	Zuffa, LLC
960.	UFC 135 - Spanish Prelim	Registered	PA0001784104	4/9/2012	Zuffa, LLC
961.	UFC 135 - French Program Line Cut	Registered	PA0001784121	4/9/2012	Zuffa, LLC
962.	UFC 135 - program Line Cut	Registered	PA0001784126	4/9/2012	Zuffa, LLC
963.	UFC 135 - Prelim Line Cut	Registered	PA0001784130	4/9/2012	Zuffa, LLC
964.	UFC 136 - French Prelim	Registered	PA0001784148	4/9/2012	Zuffa, LLC
965.	UFC 136: Edgar v Maynard, French Program Line Cut.	Registered	PA0001784151	4/9/2012	Zuffa, LLC
966.	UFC 136 - Spanish Program	Registered	PA0001784152	4/9/2012	Zuffa, LLC
967.	UFC 136 - Program Line Cut	Registered	PA0001784155	4/9/2012	Zuffa, LLC
968.	UFC 136 - Spanish Prelim	Registered	PA0001784158	4/9/2012	Zuffa, LLC
969.	UFC 136 - Prelim line cut	Registered	PA0001784163	4/9/2012	Zuffa, LLC
970.	The Ultimate Fighter 10: Episode 1011A	Registered	PA0001785564	3/24/2010	Ultimate Fighting Productions, LLC
971.	Strikeforce - Diaz v Daley	Registered	PA0001785741	6/10/2011	Forza, LLC
972.	UFC 134 - Prelim	Registered	PA0001785799	4/2/2012	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
973.	UFC 134 - French Prelim	Registered	PA0001785806	4/2/2012	Zuffa, LLC
974.	UFC 134 - Program	Registered	PA0001785814	4/2/2012	Zuffa, LLC
975.	UFC 134 - Portuguese Prelim	Registered	PA0001785816	4/2/2012	Zuffa, LLC
976.	UFC 134 - French Program	Registered	PA0001785820	4/2/2012	Zuffa, LLC
977.	UFC 134 - Portuguese Program	Registered	PA0001785822	4/2/2012	Zuffa, LLC
978.	UFC 129Program	Registered	PA0001786122	6/29/2011	Zuffa, LLC
979.	UFC 129Prelim	Registered	PA0001786130	6/29/2011	Zuffa, LLC
980.	Countdown to UFC 129	Registered	PA0001786135	6/29/2011	Zuffa, LLC
981.	WEC: Henderson vs. Pettis - Prelim	Registered	PA0001786366	6/20/2011	WEC Holdings, LLC
982.	WEC: Henderson vs. Pettis - Program	Registered	PA0001786368	6/20/2011	WEC Holdings, LLC
983.	UFC Ultimate Insider Episode 130	Registered	PA0001786371	6/20/2011	Zuffa, LLC
984.	The Ultimate Fighter 13: Episode 1302	Registered	PA0001786374	6/20/2011	Zuffa, LLC
985.	The Ultimate Fighter 13: Episode 1301	Registered	PA0001786377	6/20/2011	Zuffa, LLC
986.	UFC In The Moment: Jon Jones	Registered	PA0001786379	6/20/2011	Zuffa, LLC
987.	UFC Central - UFC 129	Registered	PA0001786512	6/29/2011	Zuffa, LLC
988.	UFC 143 - program line cut	Registered	PA0001789950	4/30/2012	Zuffa, LLC
989.	UFC 143 - prelim line cut	Registered	PA0001789951	4/30/2012	Zuffa, LLC
990.	UFC 143 - French Prelim Line Cut	Registered	PA0001789952	4/30/2012	Zuffa, LLC
991.	Countdown to UFC 143	Registered	PA0001789956	4/30/2012	Zuffa, LLC
992.	UFC on Fox: Evans v Davis - Program Line Cut	Registered	PA0001789959	4/30/2012	Zuffa, LLC
993.	UFC on Fox: Evans v Davis - Prelim Line Cut	Registered	PA0001789961	4/30/2012	Zuffa, LLC
994.	The Ultimate Fighter - Live Episode 1504 “All the Pressure”	Registered	PA0001790186	5/14/2012	Zuffa, LLC
995.	UFC 144 - preliminary line cut	Registered	PA0001790188	5/14/2012	Zuffa, LLC
996.	UFC 144 - program line cut	Registered	PA0001790192	5/14/2012	Zuffa, LLC
997.	Fuel TV Post Fight Show: UFC 144 - Edgar v Henderson	Registered	PA0001790195	5/14/2012	Zuffa, LLC
998.	Strikeforce: Aina v Evangelista	Registered	PA0001790197	5/14/2012	Forza, LLC
999.	The Ultimate Fighter - Live Episode 1501 “The Ultimate Fighter Live”	Registered	PA0001790198	5/14/2012	Zuffa, LLC
1000.	The Ultimate Fighter - Live Episode 1502 “Embrace the War”	Registered	PA0001790199	5/14/2012	Zuffa, LLC
1001.	Strikeforce: Rockhold v Jardine	Registered	PA0001790200	5/14/2012	Forza, LLC
1002.	Strikeforce: Villasenor v Santos	Registered	PA0001790201	5/14/2012	Forza, LLC
1003.	UFC Primetime: Jones v Evans (episode 801)	Registered	PA0001790203	5/14/2012	Zuffa, LLC
1004.	UFC Primetime Diaz v Condit (episodes 701-703)	Registered	PA0001790205	5/14/2012	Zuffa, LLC
1005.	The Ultimate Fighter - Live Episode 1503 “Old School vs New School”	Registered	PA0001790207	5/14/2012	Zuffa, LLC
1006.	UFC on FX: Alves v Kampmann - French program line cut	Registered	PA0001790554	6/4/2012	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1007.	UFC on Fuel: Gustafsson v Silva - preliminary line cut	Registered	PA0001790556	6/4/2012	Zuffa, LLC
1008.	UFC on FX: Alves v Kampmann - preliminary line cut	Registered	PA0001790557	3/2/2012	Zuffa, LLC
1009.	UFC on FX: Alves v Kampmann - program line cut	Registered	PA0001790558	6/4/2012	Zuffa, LLC
1010.	UFC on Fuel: Gustafsson v Silva - program line cut	Registered	PA0001790559	6/4/2012	Zuffa, LLC
1011.	UFC 145 - program line cut	Registered	PA0001790624	6/4/2012	Zuffa, LLC
1012.	UFC 145 - preliminary line cut	Registered	PA0001790625	6/4/2012	Zuffa, LLC
1013.	UFC on FX: Alves v Kampmann - French preliminary line cut	Registered	PA0001790648	6/4/2012	Zuffa, LLC
1014.	Strikeforce: Overeem v. Werdum - Program Line Cut	Registered	PA0001791332	7/29/2011	Forza, LLC
1015.	The Ultimate Fighter, Episode 1410	Registered	PA0001793598	6/12/2012	Ultimate Fighting Productions, LLC
1016.	The Ultimate Fighter 14 Finale - program line cut	Registered	PA0001793599	6/12/2012	Zuffa, LLC
1017.	The Ultimate Fighter 14 Finale - preliminary line cut	Registered	PA0001793600	6/12/2012	Zuffa, LLC
1018.	The Ultimate Fighter, Episode 1402	Registered	PA0001793602	6/12/2012	Ultimate Fighting Productions, LLC
1019.	The Ultimate Fighter, Episode 1404	Registered	PA0001793603	6/12/2012	Ultimate Fighting Productions, LLC
1020.	The Ultimate Fighter, Episode 1409	Registered	PA0001793604	6/12/2012	Ultimate Fighting Productions, LLC
1021.	The Ultimate Fighter, Episode 1408	Registered	PA0001793605	6/12/2012	Ultimate Fighting Productions, LLC
1022.	The Ultimate Fighter, Episode 1407	Registered	PA0001793606	6/12/2012	Ultimate Fighting Productions, LLC
1023.	The Ultimate Fighter, Episode 1406	Registered	PA0001793608	6/12/2012	Ultimate Fighting Productions, LLC
1024.	The Ultimate Fighter, Episode 1405	Registered	PA0001793610	6/12/2012	Ultimate Fighting Productions, LLC
1025.	The Ultimate Fighter, Episode 1403	Registered	PA0001793611	6/12/2012	Ultimate Fighting Productions, LLC
1026.	The Ultimate Fighter, Episode 1401	Registered	PA0001793612	6/12/2012	Ultimate Fighting Productions, LLC
1027.	Strikeforce-Challengers 16 - Fodor v Terry	Registered	PA0001794122	9/28/2011	Forza, LLC
1028.	UFC Unleashed: Episode 702	Registered	PA0001795429	6/19/2012	Zuffa, LLC
1029.	UFC Unleashed: Episode 703	Registered	PA0001795431	6/19/2012	Zuffa, LLC
1030.	Countdown to UFC 145: Jones v Evans	Registered	PA0001795434	6/19/2012	Zuffa, LLC
1031.	The Ultimate Fighter - Live Episode 1508 “The Lion’s Den”	Registered	PA0001795435	6/19/2012	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1032.	UFC Unleashed: Episode 701	Registered	PA0001795436	6/19/2012	Zuffa, LLC
1033.	Episode 101	Registered	PA0001795869		Zuffa, LLC
1034.	The Ultimate Fighter - Live Episode 1506 “Dog with no Bark”	Registered	PA0001795872	6/4/2012	Ultimate Fighting Productions, LLC
1035.	Episode 104	Registered	PA0001795873		Zuffa, LLC
1036.	Episode 103	Registered	PA0001795874		Zuffa, LLC
1037.	The Ultimate Fighter - Live Episode 1507 “Weather the Storm”	Registered	PA0001795876	6/4/2012	Ultimate Fighting Productions, LLC
1038.	Episode 102	Registered	PA0001795879		Zuffa, LLC
1039.	The Ultimate Fighter - Live Episode 1505 “Miserable Feeling”	Registered	PA0001795881	6/4/2012	Ultimate Fighting Productions, LLC
1040.	UFC Live on Versus: Kongo v Barry - Preliminary Line Cut	Registered	PA0001796888	9/22/2011	Zuffa, LLC
1041.	UFC Live on Versus: Kongo v Barry - Spanish Preliminary Line Cut	Registered	PA0001796900	9/22/2011	Zuffa, LLC
1042.	UFC Live on Versus: Kongo v Barry - Program Line Cut	Registered	PA0001796902	9/22/2011	Zuffa, LLC
1043.	UFC 132-Spanish Program	Registered	PA0001796903	9/22/2011	Zuffa, LLC
1044.	UFC 132-Prelim	Registered	PA0001796969	9/22/2011	Zuffa, LLC
1045.	UFC 132-Spanish Prelim	Registered	PA0001796993	9/22/2011	Zuffa, LLC
1046.	UFC Live on Versus: Kongo v Barry - Spanish Program Line Cut	Registered	PA0001796994	9/22/2011	Zuffa, LLC
1047.	UFC 132-Program	Registered	PA0001797001	9/22/2011	Zuffa, LLC
1048.	The Ultimate Fighter, Episode 1401 “SCRAPPERS”	Registered	PA0001797448	5/10/2012	Ultimate Fighting Productions, LLC
1049.	The Ultimate Fighter, Episode 1402 “I AGAINST I”	Registered	PA0001797451	5/10/2012	Ultimate Fighting Productions, LLC
1050.	The Ultimate Fighter, Episode 1410 “IT’S ABOUT TO GO DOWN”	Registered	PA0001797452	5/10/2012	Ultimate Fighting Productions, LLC
1051.	The Ultimate Fighter, Episode 1403 “DEATH LEPRECHAUNS”	Registered	PA0001797455	5/10/2012	Ultimate Fighting Productions, LLC
1052.	The Ultimate Fighter, Episode 1404 “GET THE ‘F’ UP”	Registered	PA0001797464	5/10/2012	Ultimate Fighting Productions, LLC
1053.	The Ultimate Fighter, Episode 1405 “SWAGGER JACKER”	Registered	PA0001797468	5/10/2012	Ultimate Fighting Productions, LLC
1054.	The Ultimate Fighter, Episode 1407 “DRAFT DODGER”	Registered	PA0001797470	5/10/2012	Ultimate Fighting Productions, LLC
1055.	The Ultimate Fighter, Episode 1408 “DON’T DO THIS AT HOME, KIDS”	Registered	PA0001797471	5/10/2012	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1056.	The Ultimate Fighter, Episode 1409 “GET ME TO THE FINALS”	Registered	PA0001797473	5/10/2012	Ultimate Fighting Productions, LLC
1057.	Ultimate Insider episode 101	Registered	PA0001798964	7/2/2012	Zuffa, LLC
1058.	Ultimate Insider episode 102	Registered	PA0001798968	7/2/2012	Zuffa, LLC
1059.	Ultimate Insider episode 103	Registered	PA0001798969	7/2/2012	Zuffa, LLC
1060.	Ultimate Insider episode 104	Registered	PA0001799114	7/2/2012	Zuffa, LLC
1061.	Ultimate Insider episode 105	Registered	PA0001799116	7/2/2012	Zuffa, LLC
1062.	Ultimate Insider episode 106	Registered	PA0001799117	7/2/2012	Zuffa, LLC
1063.	Ultimate Insider episode 107	Registered	PA0001799120	7/2/2012	Zuffa, LLC
1064.	Strikeforce - Playboy Mansion	Registered	PA0001799606	10/19/2011	Forza, LLC
1065.	ShoXC Elite Challenger Series: Jared Hamman v Aaron Rosa	Registered	PA0001799608	10/19/2011	Forza, LLC
1066.	Strikeforce Challengers: Wicox v Ribiero	Registered	PA0001799611	10/19/2011	Forza, LLC
1067.	Strikeforce Challengers: Bowling v Voelker III - Preliminary Line Cut	Registered	PA0001799618	10/19/2011	Forza, LLC
1068.	Strikeforce Challengers: Gurgel v Duarte - Preliminary Line Cut	Registered	PA0001799619	10/19/2011	Forza, LLC
1069.	Strikeforce: Fedor v Werdum	Registered	PA0001799620	10/19/2011	Forza, LLC
1070.	ShoXC Elite Challenger Series: Wilson Reis v Abel Cullum	Registered	PA0001799622	10/19/2011	Forza, LLC
1071.	Strikeforce: Tank v Buentello	Registered	PA0001799624	10/19/2011	Forza, LLC
1072.	Strikeforce: Fedor v Silva	Registered	PA0001799650	6/16/2011	Forza, LLC
1073.	Strikeforce Challengers: Bowling v Voelker III - Program Line Cut	Registered	PA0001799660	10/21/2011	Forza, LLC
1074.	Strikeforce - At The Dome	Registered	PA0001800195	10/21/2011	Forza, LLC
1075.	Episode 105	Registered	PA0001800343		Zuffa, LLC
1076.	Strikeforce Challengers: Wilcox v Damm	Registered	PA0001800344	10/21/2011	Forza, LLC
1077.	ShoXC Elite Challenger Series: Poai Suganuma v Jared Hamman	Registered	PA0001800345	10/21/2011	Forza, LLC
1078.	Strikeforce: Sobral v Lawler	Registered	PA0001800346	10/21/2011	Forza, LLC
1079.	ShoXC Elite Challenger Series: KJ Noons v Edson Berto	Registered	PA0001800347	10/21/2011	Forza, LLC
1080.	Strikeforce: Fedor v Henderson - Program Line Cut	Registered	PA0001800349	10/21/2011	Forza, LLC
1081.	UFC Primetime, Episodes 501-503	Registered	PA0001800350	7/27/2012	Zuffa, LLC
1082.	Sho XC Elite Challenger Series: Bennett v Valenzuela	Registered	PA0001800351	10/21/2011	Forza, LLC
1083.	Strikeforce: Barnett v Kharitonov - Program line Cut	Registered	PA0001800352	10/21/2011	Forza, LLC
1084.	UFC Primetime Episode 401-403	Registered	PA0001800363	7/27/2012	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1085.	UFC Primetime, episodes 301-303	Registered	PA0001800364	7/27/2012	Zuffa, LLC
1086.	UFC Primetime, episodes 201-203	Registered	PA0001800366	7/27/2012	Zuffa, LLC
1087.	UFC Primetime, episodes 1-3: St. Pierre v BJ Penn	Registered	PA0001800367	7/27/2012	Zuffa, LLC
1088.	Episode 106	Registered	PA0001800368		Zuffa, LLC
1089.	UFC 145 - French Program line cut	Registered	PA0001800369	7/27/2012	Zuffa, LLC
1090.	UFC 145 - French Prelim line cut	Registered	PA0001800371	7/27/2012	Zuffa, LLC
1091.	UFC 145 - Spanish prelim line cut	Registered	PA0001800372	7/27/2012	Zuffa, LLC
1092.	UFC 145 - Spanish program line cut	Registered	PA0001800374	7/27/2012	Zuffa, LLC
1093.	The Ultimate Fighter - Live Episode 1512 “Reality Check”	Registered	PA0001800478	8/6/2012	Ultimate Fighting Productions, LLC
1094.	The Ultimate Fighter - Live Episode 1506 “Dog with no Bark	Registered	PA0001800479	8/6/2012	Ultimate Fighting Productions, LLC
1095.	The Ultimate Fighter - Live Episode 1508 “The Lion’s Den”	Registered	PA0001800480	8/6/2012	Ultimate Fighting Productions, LLC
1096.	The Ultimate Fighter - Live Episode 1510 “So Real, It’s Unreal”	Registered	PA0001800481	8/6/2012	Ultimate Fighting Productions, LLC
1097.	The Ultimate Fighter - Live Episode 1502 “Embrace the War”	Registered	PA0001800482	8/6/2012	Ultimate Fighting Productions, LLC
1098.	The Ultimate Fighter - Live Episode 1504 “All the Pressure	Registered	PA0001800488	8/6/2012	Ultimate Fighting Productions, LLC
1099.	The Ultimate Fighter - Live Episode 1513 “The Ultimate Live Finale”	Registered	PA0001800489	8/6/2012	Ultimate Fighting Productions, LLC
1100.	The Ultimate Fighter - Live Episode 1507 “Weather the Storm”	Registered	PA0001800490	8/6/2012	Ultimate Fighting Productions, LLC
1101.	The Ultimate Fighter - Live Episode 1509 “Become that hero”	Registered	PA0001800491	8/6/2012	Ultimate Fighting Productions, LLC
1102.	The Ultimate Fighter - Live Episode 1511 “Like a Spartan”	Registered	PA0001800492	8/6/2012	Ultimate Fighting Productions, LLC
1103.	The Ultimate Fighter - Live Episode 1501 “The Ultimate Fighter Live”	Registered	PA0001800493	8/6/2012	Ultimate Fighting Productions, LLC
1104.	The Ultimate Fighter - Live Episode 1503 “Old School vs New School”	Registered	PA0001800494	8/6/2012	Ultimate Fighting Productions, LLC
1105.	Strikeforce Challengers: Gurgel v Duarte - Program Line Cut	Registered	PA0001802341	11/9/2011	Forza, LLC
1106.	UFC Unleashed: Episode 704	Registered	PA0001802362	7/16/2012	Zuffa, LLC
1107.	UFC Unleashed: Episode 705	Registered	PA0001802368	7/16/2012	Zuffa, LLC
1108.	Strikeforce: Fedor v Henderson - Prelim Line Cut	Registered	PA0001802378	10/28/2011	Forza, LLC

74

No.	Title	Status	Reg. No.	Reg. Date	Owner
1109.	UFC Unleashed: Episode 706	Registered	PA0001802383	7/16/2012	Zuffa, LLC
1110.	UFC Unleashed: Episode 707	Registered	PA0001802385	7/16/2012	Zuffa, LLC
1111.	UFC Unleashed: Episode 708	Registered	PA0001802386	7/16/2012	Zuffa, LLC
1112.	Strikeforce: At the Mansion 2	Registered	PA0001805684	1/17/2012	Forza, LLC
1113.	Strikeforce: Melendez v Thomson	Registered	PA0001805686	1/17/2012	Forza, LLC
1114.	UFC 139 - Spanish program line cut	Registered	PA0001805821	2/22/2012	Zuffa, LLC
1115.	UFC 139 - Spanish prelim line cut	Registered	PA0001805834	2/22/2012	Zuffa, LLC
1116.	UFC 139 - prelim line cut	Registered	PA0001805837	2/22/2012	Zuffa, LLC
1117.	UFC 139 - program line cut	Registered	PA0001805838	2/22/2012	Zuffa, LLC
1118.	UFC on Fox Velasquez v Dos Santos - prelim line cut	Registered	PA0001805839	2/22/2012	Zuffa, LLC
1119.	UFC on Fox Velasquez v Dos Santos - French program line cut	Registered	PA0001805840	2/22/2012	Zuffa, LLC
1120.	UFC on Fox Velasquez v Dos Santos - French prelim line cut	Registered	PA0001805841	2/22/2012	Zuffa, LLC
1121.	UFC on Fox Velasquez v Dos Santos - Spanish prelim line cut	Registered	PA0001805842	2/22/2012	Zuffa, LLC
1122.	UFC on Fox Velasquez v Dos Santos - Spanish prelim line cut	Registered	PA0001805843	2/22/2012	Zuffa, LLC
1123.	UFC on Fox Velasquez v Dos Santos - program line cut	Registered	PA0001805844	2/22/2012	Zuffa, LLC
1124.	Strikeforce: Shamrock v Le	Registered	PA0001805911	1/20/2012	Forza, LLC
1125.	Strikeforce: Destruction	Registered	PA0001805914	1/20/2012	Forza, LLC
1126.	Strikeforce: Payback	Registered	PA0001805917	1/20/2012	Forza, LLC
1127.	UFC 141 - Spanish program line cut	Registered	PA0001807179	3/12/2012	Zuffa, LLC
1128.	UFC 141 - program line cut	Registered	PA0001807180	3/12/2012	Zuffa, LLC
1129.	UFC 141 - prelim line cut	Registered	PA0001807181	3/12/2012	Zuffa, LLC
1130.	UFC 141 - French program linecut	Registered	PA0001807182	3/12/2012	Zuffa, LLC
1131.	UFC 141 - Spanish program broadcast	Registered	PA0001807183	3/12/2012	Zuffa, LLC
1132.	UFC 141 - Spanish preliminary broadcast	Registered	PA0001807184	3/12/2012	Zuffa, LLC
1133.	UFC 141 - Spanish prelim line cut	Registered	PA0001807187	3/12/2012	Zuffa, LLC
1134.	Strikeforce: Larkin v Rossborough - Program	Registered	PA0001807680	12/30/2011	Forza, LLC
1135.	Strikeforce: Larkin v Rossborough - Prelim	Registered	PA0001807684	12/30/2011	Forza, LLC
1136.	UFC 126 - Program Line Cut	Registered	PA0001807805	12/27/2011	Zuffa, LLC
1137.	UFC 126 - Prelim Line Cut	Registered	PA0001807812	12/27/2011	Zuffa, LLC
1138.	Strikeforce: Shamrock v Diaz	Registered	PA0001807910	2/23/2012	Forza, LLC
1139.	Strikeforce: Four Men Enter, One Man Survives	Registered	PA0001807911	2/23/2012	Forza, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1140.	ShoXC Elite Challengers Series 9	Registered	PA0001807912	2/23/2012	Forza, LLC
1141.	Strikeforce: Melendez vs Masvidal	Registered	PA0001809288	3/15/2012	Forza, LLC
1142.	UFC 140 - Jones v Machida - Preliminary Line Cut	Registered	PA0001811103	3/2/2012	Zuffa, LLC
1143.	UFC 140: Jones v Machida - Program Line Cut	Registered	PA0001811104	3/2/2012	Zuffa, LLC
1144.	UFC 140: Jones v Machida, French Program Line Cut	Registered	PA0001811105	3/2/2012	Zuffa, LLC
1145.	Strikeforce Challengers: Britt v Sayers	Registered	PA0001812135	2/16/2012	Forza, LLC
1146.	UFC on Fuel - The Korean Zombie v Dustin Poitier - Preliminary line cut	Registered	PA0001812399	8/9/2012	Zuffa, LLC
1147.	UFC on Fuel - The Korean Zombie v Dustin Poitier - Program Line cut	Registered	PA0001812400	8/9/2012	Zuffa, LLC
1148.	UFC on Fox: Diaz v Miller - Prelim Line Cut	Registered	PA0001813114	8/9/2012	Zuffa, LLC
1149.	UFC on Fox: Diaz v Miller - Program line cut	Registered	PA0001813117	8/9/2012	Zuffa, LLC
1150.	UFC Primetime: Dos Santos v Mir Episode 901	Registered	PA0001813151	8/9/2012	Zuffa, LLC
1151.	UFC 146 program line cut	Registered	PA0001816862	8/17/2012	Zuffa, LLC
1152.	UFC In The Moment: Rampage Jackson	Registered	PA0001816863	8/17/2012	Zuffa, LLC
1153.	UFC In The Moment: Jon Jones	Registered	PA0001816864	8/17/2012	Zuffa, LLC
1154.	Countdown to UFC 146: Dos Santos v Mir	Registered	PA0001816867	8/17/2012	Zuffa, LLC
1155.	UFC 146 French Prelim line cut	Registered	PA0001816869	8/17/2012	Zuffa, LLC
1156.	UFC 146 prelim line cut	Registered	PA0001816871	8/17/2012	Zuffa, LLC
1157.	UFC 146 French Program line cut	Registered	PA0001816872	8/17/2012	Zuffa, LLC
1158.	UFC 150- Henderson v Egar II - program line cut	Registered	PA0001818267	11/16/2012	Zuffa, LLC
1159.	Countdown to UFC 150: Henderson v Edgar I	Registered	PA0001818272	11/16/2012	Zuffa, LLC
1160.	UFC 150: Henderson v Egar II - Preliminary Line Cut	Registered	PA0001818275	11/16/2012	Zuffa, LLC
1161.	UFC Primetime: Dos Santos v Mir Episode 902	Registered	PA0001819280	8/9/2012	Zuffa, LLC
1162.	Episode 107	Registered	PA0001819763	9/4/2012	Zuffa, LLC
1163.	Episode 111	Registered	PA0001819764	9/4/2012	Zuffa, LLC
1164.	Episode 112	Registered	PA0001819766	9/4/2012	Zuffa, LLC
1165.	Episode 113	Registered	PA0001819768	9/4/2012	Zuffa, LLC
1166.	Strikeforce: Tate v Rousey	Registered	PA0001819774	9/4/2012	Forza, LLC
1167.	Episode 108	Registered	PA0001819775	9/4/2012	Zuffa, LLC
1168.	Episode 109	Registered	PA0001819777	9/4/2012	Zuffa, LLC
1169.	Episode 110	Registered	PA0001819778	9/4/2012	Zuffa, LLC
1170.	UFC Primetime: Velasquez v Dos Santos	Registered	PA0001820185	8/9/2012	Zuffa, LLC
1171.	UFC 148 - Silva v Sonnen II - prelim line cut	Registered	PA0001821642	10/15/2012	Zuffa, LLC
1172.	UFC 148 - Silva v Sonnen II - program line cut	Registered	PA0001821651	10/15/2012	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1173.	UFC on FX: Johnson v. McCall – prelim line cut	Registered	PA0001823295	9/25/2012	Zuffa, LLC
1174.	UFC on FX: Maynard v. Guida – prelim line cut	Registered	PA0001823296	9/25/2012	Zuffa, LLC
1175.	UFC on FX: Maynard v. Guida – program line cut	Registered	PA0001823298	9/25/2012	Zuffa, LLC
1176.	UFC 147 Silva v. Franklin – Prelim line cut	Registered	PA0001823301	9/25/2012	Zuffa, LLC
1177.	UFC 147 - Silva v Franklin - French Program	Registered	PA0001823302	9/25/2012	Zuffa, LLC
1178.	UFC 147 - Silva v Franklin - French Prelim	Registered	PA0001823303	9/25/2012	Zuffa, LLC
1179.	UFC on FOX: Shogun v Vera - prelim line cut	Registered	PA0001824136	10/29/2012	Zuffa, LLC
1180.	UFC on FOX: Shogun v Vera - program line cut	Registered	PA0001824137	10/29/2012	Zuffa, LLC
1181.	UFC Road to the Octagon: Shogun v Vera	Registered	PA0001824138	10/29/2012	Zuffa, LLC
1182.	Countdown to UFC 149: Faber v Barao	Registered	PA0001824147	10/15/2012	Zuffa, LLC
1183.	UFC 149 - Faber v Barao - french program	Registered	PA0001824149	10/23/2012	Zuffa, LLC
1184.	Strikeforce: Rockhold v Kennedy - program line cut	Registered	PA0001825386	10/15/2012	Forza LLC
1185.	Strikeforce: Rockhold v Kennedy - prelim line cut	Registered	PA0001825387	10/15/2012	Forza LLC
1186.	The Ultimate Fighter 6 - Episode 613 - Ultimate Finale Live	Registered	PA0001825670	1/28/2013	Ultimate Fighting Productions, LLC
1187.	Strikeforce: Barnett v Cormier program line cut	Registered	PA0001825686	10/23/2012	Forza LLC
1188.	UFC 149 - Faber v Barao - french prelim	Registered	PA0001825688	10/23/2012	Zuffa, LLC
1189.	Strikeforce: Barnett v Cormier prelim line cut	Registered	PA0001825689	10/23/2012	Forza LLC
1190.	UFC 149 - Faber v Barao - prelim	Registered	PA0001825691	10/23/2012	Zuffa, LLC
1191.	UFC 149 - Faber v Barao - program	Registered	PA0001825693	10/23/2012	Zuffa, LLC
1192.	Strikeforce Challengers 14	Registered	PA0001826413	2/7/2013	Forza LLC
1193.	UFC Primetime: St-Pierre v Condit (1101-1103)	Registered	PA0001830360	1/29/2013	Zuffa, LLC
1194.	Episode 102	Registered	PA0001830375	12/26/2012	Zuffa, LLC
1195.	The Ultimate Fighter - Live Episode 1608 “Rock ‘Em Sock ‘Em”	Registered	PA0001830432	1/29/2013	Ultimate Fighting Productions, LLC
1196.	The Ultimate Fighter - Live Episode 1610 “Coming for You”	Registered	PA0001830435	1/29/2013	Ultimate Fighting Productions, LLC
1197.	The Ultimate Fighter - Live Episode 1609 “Betrayal”	Registered	PA0001830438	1/29/2013	Ultimate Fighting Productions, LLC
1198.	The Ultimate Fighter - Live Episode 1607 “Summer Camp”	Registered	PA0001830439	1/29/2013	Ultimate Fighting Productions, LLC
1199.	Strikeforce: Rousey v Kaufman – program	Registered	PA0001830443	1/29/2013	Forza LLC
1200.	UFC 112: Invincible, Arabic Program Line Cut	Registered	PA0001830448	1/29/2013	Zuffa, LLC
1201.	Episode 103	Registered	PA0001830498	12/26/2012	Zuffa, LLC
1202.	Episode 106	Registered	PA0001830499	12/26/2012	Zuffa, LLC
1203.	Episode 105	Registered	PA0001830546	12/26/2012	Zuffa, LLC
1204.	UFC 152: Jon Jones v Vitor Belfort - program	Registered	PA0001830550	12/26/2012	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1205.	The Ultimate Fighter - Live Episode 1601 “Bring It”	Registered	PA0001830580	12/26/2012	Ultimate Fighting Productions, LLC
1206.	UFC 152: Jon Jones v Vitor Belfort - prelim	Registered	PA0001830581	12/26/2012	Zuffa, LLC dba Ultimate Fighting Championship
1207.	Episode 101	Registered	PA0001830582	12/26/2012	Zuffa, LLC
1208.	Episode 104	Registered	PA0001830583	12/26/2012	Zuffa, LLC
1209.	UFC Road to the Octagon: Shogun v Vera & Machida v Bader	Registered	PA0001830594	12/26/2012	Zuffa, LLC dba Ultimate Fighting Championship
1210.	Episode 107	Registered	PA0001830596	12/26/2012	Zuffa, LLC
1211.	The Ultimate Fighter - Live Episode 1606 “One Mission”	Registered	PA0001831650	1/15/2013	Ultimate Fighting Productions, LLC
1212.	UFC 153 Silva v Bonnar program	Registered	PA0001831990	1/15/2013	Zuffa, LLC dba Ultimate Fighting Championship
1213.	UFC 153 Silva v Bonnar prelim	Registered	PA0001831992	1/15/2013	Zuffa, LLC dba Ultimate Fighting Championship
1214.	The Ultimate Fighter - Live Episode 1605 “Unleash The Beast”	Registered	PA0001831995	1/15/2013	Ultimate Fighting Productions, LLC
1215.	UFC on FX: Browne v Bigfoot - prelim	Registered	PA0001834991	1/09/2013	Zuffa, LLC dba Ultimate Fighting Championship
1216.	The Ultimate Fighter - Live Episode 1604 “Cant Fix Stupid”	Registered	PA0001834992	1/09/2013	Ultimate Fighting Productions, LLC
1217.	UFC on Fuel - Struve v Miocic program	Registered	PA0001834995	1/09/2013	Zuffa, LLC dba Ultimate Fighting Championship
1218.	UFC on Fuel - Struve v Miocic prelim	Registered	PA0001834997	1/09/2013	Zuffa, LLC dba Ultimate Fighting Championship
1219.	The Ultimate Fighter - Live Episode 1602 “What We Do”	Registered	PA0001834999	1/09/2013	Ultimate Fighting Productions, LLC
1220.	The Ultimate Fighter - Live Episode 1603 “We Have Control”	Registered	PA0001835001	1/09/2013	Ultimate Fighting Productions, LLC
1221.	The Ultimate Fighter - Live Episode 1611 “Fight the Perfect Fight”	Registered	PA0001838177	2/11/2013	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1222.	Episode 108	Registered	PA0001838178	2/11/2013	Zuffa, LLC
1223.	Episode 109	Registered	PA0001838179	2/11/2013	Zuffa, LLC
1224.	UFC 156: Aldo v Edgar program	Registered	PA0001838181	2/22/2013	Zuffa, LLC dba Ultimate Fighting Championship
1225.	UFC on FOX: Ben Henderson v Nate Diaz - prelim	Registered	PA0001838182	2/22/2013	Zuffa, LLC dba Ultimate Fighting Championship
1226.	UFC on FOX: Ben Henderson v Nate Diaz - program	Registered	PA0001838184	2/22/2013	Zuffa, LLC dba Ultimate Fighting Championship
1227.	Episode 110	Registered	PA0001838185	2/11/2013	Zuffa, LLC
1228.	Episode 112	Registered	PA0001838186	2/11/2013	Zuffa, LLC
1229.	UFC Fight Night 14: Dirty Program	Registered	PA0001838190	2/22/2013	Zuffa, LLC dba Ultimate Fighting Championship
1230.	UFC Ultimate Insider Episode 115	Registered	PA0001838191	2/22/2013	Zuffa, LLC dba Ultimate Fighting Championship
1231.	Episode 111	Registered	PA0001838193	2/11/2013	Zuffa, LLC
1232.	UFC Ultimate Insider Episode 116	Registered	PA0001838194	2/22/2013	Zuffa, LLC dba Ultimate Fighting Championship
1233.	UFC 155: Dos Santos v Velasquez - Spanish prelim	Registered	PA0001838195	2/11/2013	Zuffa, LLC dba Ultimate Fighting Championship
1234.	UFC 120-Spanish Program	Registered	PA0001838198	2/22/2013	Zuffa, LLC dba Ultimate Fighting Championship
1235.	The Ultimate Fighter - Live Episode 1702 “Ambush”	Registered	PA0001838202	2/11/2013	Ultimate Fighting Productions, LLC
1236.	The Ultimate Fighter - Live Episode 1701 “Enter the Octagon”	Registered	PA0001838203	2/11/2013	Ultimate Fighting Productions, LLC
1237.	Countdown to UFC 155: Dos Santos v Velasquez	Registered	PA0001838206	2/11/2013	Zuffa, LLC dba Ultimate Fighting Championship
1238.	UFC 155: Dos Santos v Velasquez - prelim	Registered	PA0001838208	2/11/2013	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1239.	UFC 155: Dos Santos v Velasquez - Spanish program	Registered	PA0001838209	2/11/2013	Zuffa, LLC dba Ultimate Fighting Championship
1240.	UFC on FX: Browne v Bigfoot - program	Registered	PA0001839976	1/9/2013	Zuffa, LLC dba Ultimate Fighting Championship
1241.	Countdown to UFC 158: St-Pierre v Diaz	Registered	PA0001840072	4/4/2013	Zuffa, LLC dba Ultimate Fighting Championship
1242.	UFC 158: St-Pierre v Diaz prelim	Registered	PA0001840077	4/4/2013	Zuffa, LLC dba Ultimate Fighting Championship
1243.	The Ultimate Fighter Season 16 - Finale program	Registered	PA0001840082	4/4/2013	Zuffa, LLC dba Ultimate Fighting Championship
1244.	The Ultimate Fighter Season 16 - Finale prelim	Registered	PA0001840084	4/4/2013	Zuffa, LLC dba Ultimate Fighting Championship
1245.	UFC 154 St-Pierre v Condit prelim	Registered	PA0001840090	4/4/2013	Zuffa, LLC dba Ultimate Fighting Championship
1246.	UFC 103-Prelim	Registered	PA0001840092	4/4/2013	Zuffa, LLC dba Ultimate Fighting Championship
1247.	UFC 158: St-Pierre v Diaz program	Registered	PA0001840108	4/4/2013	Zuffa, LLC dba Ultimate Fighting Championship
1248.	UFC 154 St-Pierre v Condit program	Registered	PA0001840109	4/4/2013	Zuffa, LLC dba Ultimate Fighting Championship
1249.	Countown to UFC 106 (re-filed)	Registered	PA0001840727	3/29/2013	Zuffa, LLC dba Ultimate Fighting Championship
1250.	The Ultimate Fighter - Live Episode 1704 “Sign of Disrespect”	Registered	PA0001840729	3/29/2013	Ultimate Fighting Productions, LLC
1251.	Countown to UFC 101 (re-filed)	Registered	PA0001840731	3/29/2013	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1252.	Countown to UFC 102 (re-filed)	Registered	PA0001840733	3/29/2013	Zuffa, LLC dba Ultimate Fighting Championship
1253.	Countown to UFC 103 (re-filed)	Registered	PA0001840738	3/29/2013	Zuffa, LLC dba Ultimate Fighting Championship
1254.	Countown to UFC 104 (re-filed)	Registered	PA0001840741	3/29/2013	Zuffa, LLC dba Ultimate Fighting Championship
1255.	Countown to UFC 105 (re-filed)	Registered	PA0001840746	3/29/2013	Zuffa, LLC dba Ultimate Fighting Championship
1256.	UFC Fight Night Live 14 - Spanish Prelim	Registered	PA0001840755	3/29/2013	Zuffa, LLC dba Ultimate Fighting Championship
1257.	UFC Fight Night Live 15 - Spanish Prelim Line Cut	Registered	PA0001840760	3/29/2013	Zuffa, LLC dba Ultimate Fighting Championship
1258.	The Ultimate Fighter - Live Episode 1703 “Embrace the Suffering”	Registered	PA0001840761	3/29/2013	Ultimate Fighting Productions, LLC
1259.	UFC Fight Night Live 15 - Spanish Program Line Cut	Registered	PA0001840763	3/29/2013	Zuffa, LLC dba Ultimate Fighting Championship
1260.	Countown to UFC 100 (re-filed)	Registered	PA0001840766	3/29/2013	Zuffa, LLC dba Ultimate Fighting Championship
1261.	UFC 157: Rousey v Carmouche - Preliminary Line Cut	Registered	PA0001840767	3/19/2013	Zuffa, LLC dba Ultimate Fighting Championship
1262.	UFC 157: Rousey v Carmouche - program	Registered	PA0001840768	3/19/2013	Zuffa, LLC dba Ultimate Fighting Championship
1263.	UFC on FX: Sotiropoulos v Pearson - program	Registered	PA0001840769	3/19/2013	Zuffa, LLC dba Ultimate Fighting Championship
1264.	UFC on FX: Sotiropoulos v Pearson - prelim	Registered	PA0001840771	3/19/2013	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1265.	UFC 156: Aldo v Edgar Preliminary Line Cut	Registered	PA0001840772	3/19/2013	Zuffa, LLC dba Ultimate Fighting Championship
1266.	UFC on Fuel - Silva v Stann prelim	Registered	PA0001842387	5/6/2013	Zuffa, LLC dba Ultimate Fighting Championship
1267.	UFC on FX: Belfort v Bisping - prelim	Registered	PA0001842388	5/6/2013	Zuffa, LLC dba Ultimate Fighting Championship
1268.	UFC on FX: Belfort v Bisping – program	Registered	PA0001842391	5/6/2013	Zuffa, LLC dba Ultimate Fighting Championship
1269.	UFC on Fuel - Barao v McDonald program	Registered	PA0001842393	5/6/2013	Zuffa, LLC dba Ultimate Fighting Championship
1270.	UFC on Fuel - Barao v McDonald prelim	Registered	PA0001842394	5/6/2013	Zuffa, LLC dba Ultimate Fighting Championship
1271.	UFC on Fuel - Silva v Stann program	Registered	PA0001842398	5/6/2013	Zuffa, LLC dba Ultimate Fighting Championship
1272.	The Ultiamte Fighter – Live Episode 1711 “The Semis”	Registered	PA0001844394	6/3/2013	Ultimate Fighting Productions, LLC
1273.	The Ultimate Fighter- Live Episode 1705 “The Reflection of Perfection”	Registered	PA0001848771	6/3/2013	Ultimate Fighting Productions, LLC
1274.	The Ultimate Fighter- Live Episode 1706 “Path to Greatness”	Registered	PA0001848774	6/3/2013	Ultimate Fighting Productions, LLC
1275.	UFC Ultimate Insider Episode 114	Registered	PA0001849185	9/27/2011	Zuffa, LLC
1276.	UFC Ultimate Insider Episode 116 (duplicate filing)	Registered	PA0001849191	9/27/2011	Zuffa, LLC
1277.	UFC Ultimate Insider Episode 115 (duplicate filing)	Registered	PA0001849194	9/27/2011	Zuffa, LLC
1278.	UFC on FOX: Ben Henderson v Gilbert Melendez - program	Registered	PA0001849470	7/15/2013	Zuffa, LLC dba Ultimate Fighting Championship
1279.	UFC on FOX: Ben Henderson v Gilbert Melendez - prelim	Registered	PA0001849472`	7/15/2013	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1280.	TUF Brasil Episode 210	Registered	PA0001849473	7/15/2013	Zuffa, LLC
1281.	TUF Brasil Episode 209	Registered	PA0001849474	7/15/2013	Zuffa, LLC
1282.	TUF Brasil Episode 207	Registered	PA0001849475	7/15/2013	Zuffa, LLC
1283.	UFC on Fuel - Mousasi v. Latifi prelim	Registered	PA0001849624	6/12/2013	Zuffa, LLC dba Ultimate Fighting Championship
1284.	UFC on Fuel - Mousasi v. Latifi program	Registered	PA0001849625	6/12/2013	Zuffa, LLC dba Ultimate Fighting Championship
1285.	Countdown to UFC 160	Registered	PA0001849631	6/12/2013	Zuffa, LLC dba Ultimate Fighting Championship
1286.	UFC 160: Velazquez v. Bigfoot 2- program	Registered	PA0001849633	6/12/2013	Zuffa, LLC dba Ultimate Fighting Championship
1287.	UFC 160: Velazquez v. Bigfoot 2- Prelim	Registered	PA0001849634	6/12/2013	Zuffa, LLC dba Ultimate Fighting Championship
1288.	UFC 159: Jon Jones v Chael Sonnen prelim	Registered	PA0001852208	5/20/2013	Zuffa, LLC dba Ultimate Fighting Championship
1289.	The Ultimate Fighter - Live Episode 1711 “Vicious”	Registered	PA0001852211	5/20/2013	Ultimate Fighting Productions, LLC
1290.	UFC 158: St-Pierre v Diaz Spanish prelim	Registered	PA0001852213	5/20/2013	Zuffa, LLC dba Ultimate Fighting Championship
1291.	UFC 159: Jon Jones v Chael Sonnen program	Registered	PA0001852217	5/20/2013	Zuffa, LLC dba Ultimate Fighting Championship
1292.	UFC 158: St-Pierre v Diaz Spanish program	Registered	PA0001852220	5/20/2013	Zuffa, LLC dba Ultimate Fighting Championship
1293.	The Ultimate Fighter - Live Episode 1707 “His Fist on My Face”	Registered	PA0001852223	5/20/2013	Ultimate Fighting Productions, LLC
1294.	The Ultimate Fighter - Live Episode 1709 “The Wild Card”	Registered	PA0001852224	5/20/2013	Ultimate Fighting Productions, LLC
1295.	The Ultimate Fighter - Live Episode 1710 “The Quarterfinals”	Registered	PA0001852226	5/20/2013	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1296.	The Ultimate Fighter - Live Episode 1708 “Bag of Tools”	Registered	PA0001852228	5/20/2013	Ultimate Fighting Productions, LLC
1297.	UFC 155: Dos Santos v Velasquez - program	Registered	PA0001855609	2/11/2013	Zuffa, LLC dba Ultimate Fighting Championship
1298.	UFC on FX: Belfort v Rockhold - program	Registered	PA0001857290	8/12/2013	Zuffa, LLC dba Ultimate Fighting Championship
1299.	UFC on FX: Belfort v Rockhold - prelim	Registered	PA0001857292	8/12/2013	Zuffa, LLC dba Ultimate Fighting Championship
1300.	UFC 162 : Silva v Weidman program	Registered	PA0001857294	8/12/2013	Zuffa, LLC dba Ultimate Fighting Championship
1301.	UFC 162 : Silva v Weidman prelim	Registered	PA0001857298	8/12/2013	Zuffa, LLC dba Ultimate Fighting Championship
1302.	UFC 162 : Silva v Weidman Spanish program	Registered	PA0001857301	8/12/2013	Zuffa, LLC dba Ultimate Fighting Championship
1303.	UFC 162 : Silva v Weidman Spanish prelim	Registered	PA0001857304	8/12/2013	Zuffa, LLC dba Ultimate Fighting Championship
1304.	Countdown to UFC 162	Registered	PA0001857305	8/12/2013	Zuffa, LLC dba Ultimate Fighting Championship
1305.	TUF Brasil Episode 202	Registered	PA0001858478	6/27/2013	Zuffa, LLC
1306.	TUF Brasil Episode 206	Registered	PA0001858492	6/27/2013	Zuffa, LLC
1307.	The Ultimate Fighter Season 17 - Finale prelim	Registered	PA0001858515	6/27/2013	Ultimate Fighting Productions, LLC
1308.	UFC 160: Velasquez v Silva Spanish Program Line Cut	Registered	PA0001858551	6/27/2013	Zuffa, LLC dba Ultimate Fighting Championship
1309.	UFC 161: Evans v Henderson program	Registered	PA0001858576	6/27/2013	Zuffa, LLC dba Ultimate Fighting Championship
1310.	UFC 160: Velasquez v Silva Spanish Prelim Line Cut	Registered	PA0001858581	6/27/2013	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1311.	Countdown to UFC 161	Registered	PA0001858584	6/27/2013	Zuffa, LLC dba Ultimate Fighting Championship
1312.	UFC 161: Evans v Henderson prelim	Registered	PA0001858586	6/27/2013	Zuffa, LLC dba Ultimate Fighting Championship
1313.	TUF Brasil Episode 203	Registered	PA0001858588	6/27/2013	Zuffa, LLC
1314.	TUF Brasil Episode 201	Registered	PA0001858594	6/27/2013	Zuffa, LLC
1315.	TUF Brasil Episode 204	Registered	PA0001858597	6/27/2013	Zuffa, LLC
1316.	TUF Brasil Episode 205	Registered	PA0001858624	6/27/2013	Zuffa, LLC
1317.	UFC 147 - Silva v Franklin - program line cut	Registered	PA0001864174	9/25/2012	Zuffa, LLC dba Ultimate Fighting Championship
1318.	UFC on FX: Johnson v McCall - program line cut	Registered	PA0001864176	9/25/2012	Zuffa, LLC dba Ultimate Fighting Championship
1319.	TUF Brasil Episode 212	Registered	PA0001864825	8/26/2013	Zuffa, LLC
1320.	TUF Brasil Episode 211	Registered	PA0001864830	8/26/2013	Zuffa, LLC
1321.	UFC Road to the Octagon: UFC FOX 8: Johnson v Moraga	Registered	PA0001866799	9/11/2013	Zuffa, LLC dba Ultimate Fighting Championship
1322.	UFC on Fuel - Nogueira v Werdum - program	Registered	PA0001866801	9/11/2013	Zuffa, LLC dba Ultimate Fighting Championship
1323.	UFC 163: Aldo v Zombie - program	Registered	PA0001866833	9/11/2013	Zuffa, LLC dba Ultimate Fighting Championship
1324.	UFC 163: Aldo v Zombie - prelim	Registered	PA0001867952	9/11/2013	Zuffa, LLC dba Ultimate Fighting Championship
1325.	UFC Fight Night Teixeira v Bader - program line cut	Registered	PA0001872143	10/21/2013	Zuffa, LLC dba Ultimate Fighting Championship
1326.	UFC 165: Jon Jones v Alex Gustafsson prelim	Registered	PA0001872144	10/21/2013	Zuffa, LLC dba Ultimate Fighting Championship
1327.	The Ultimate Fighter - Episode 1801 “History in the Making”	Registered	PA0001872292	10/21/2013	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1328.	UFC 165: Jon Jones v Alex Gustafsson Spanish prelim	Registered	PA0001872294	10/21/2013	Zuffa, LLC dba Ultimate Fighting Championship
1329.	UFC 165: Jon Jones v Alex Gustafsson Spanish program	Registered	PA0001872296	10/21/2013	Zuffa, LLC dba Ultimate Fighting Championship
1330.	Countdown to 165: Jon Jones v Alex Gustafsson	Registered	PA0001872298	10/21/2013	Zuffa, LLC dba Ultimate Fighting Championship
1331.	UFC Fight Night Teixeira v Bader - prelim line cut	Registered	PA0001872301	10/21/2013	Zuffa, LLC dba Ultimate Fighting Championship
1332.	UFC 165: Jon Jones v Alex Gustafsson program	Registered	PA0001872636	10/21/2013	Zuffa, LLC dba Ultimate Fighting Championship
1333.	UFC 164: Benson Henderson v Anthony Pettis (Spanish Prelim)	Registered	PA0001872637	10/21/2013	Zuffa, LLC dba Ultimate Fighting Championship
1334.	The Ultimate Fighter - Episode 1802 “Ladies First”	Registered	PA0001872638	10/21/2013	Ultimate Fighting Productions, LLC
1335.	The Ultimate Fighter - Episode 1803 “Stick and Move”	Registered	PA0001872639	10/21/2013	Ultimate Fighting Productions, LLC
1336.	The Ultimate Fighter - Episode 1804 “Use the Force”	Registered	PA0001872640	10/21/2013	Ultimate Fighting Productions, LLC
1337.	UFC 164: Benson Henderson v Anthony Pettis (Spanish Program)	Registered	PA0001872641	10/21/2013	Zuffa, LLC dba Ultimate Fighting Championship
1338.	UFC Fight Night Shogun v Sonnen - prelim app	Registered	PA0001879039	11/25/2013	Zuffa, LLC dba Ultimate Fighting Championship
1339.	UFC Fight Night Shogun v Sonnen - program app	Registered	PA0001879045	11/25/2013	Zuffa, LLC dba Ultimate Fighting Championship
1340.	UFC on FOX: Johnson v Moraga - program	Registered	PA0001879046	11/25/2013	Zuffa, LLC dba Ultimate Fighting Championship
1341.	UFC on FOX: Johnson v Moraga - prelim	Registered	PA0001879049	11/25/2013	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1342.	UFC 164: Benson Henderson v Anthony Pettis Harley- Davidson Hometown Throwdown - Program	Registered	PA0001879056	11/25/2013	Zuffa, LLC dba Ultimate Fighting Championship
1343.	UFC 164: Benson Henderson v Anthony Pettis Harlet- Davidson Hometown Throwdown prelim	Registered	PA0001879058	11/25/2013	Zuffa, LLC dba Ultimate Fighting Championship
1344.	UFC 166: Cain Velasquez v Junior Dos Santos - program	Registered	PA0001879065	11/25/2013	Zuffa, LLC dba Ultimate Fighting Championship
1345.	The Ultimate Fighter - Episode 1805 “Redemption”	Registered	PA0001879937	12/5/2013	Ultimate Fighting Productions, LLC
1346.	The Ultimate Fighter - Episode 1806 “Little Princesses”	Registered	PA0001879938	12/5/2013	Ultimate Fighting Productions, LLC
1347.	The Ultimate Fighter - Episode 1807 “Zone In”	Registered	PA0001879943	12/5/2013	Ultimate Fighting Productions, LLC
1348.	The Ultimate Fighter - Episode 1808 “Tied”	Registered	PA0001879945	12/5/2013	Ultimate Fighting Productions, LLC
1349.	The Ultimate Fighter - Episode 1809 “Sacrifice”	Registered	PA0001879949	12/5/2013	Ultimate Fighting Productions, LLC
1350.	The Ultimate Fighter - Episode 1812 “One Punch Away”	Registered	PA0001879959	12/5/2013	Ultimate Fighting Productions, LLC
1351.	The Ultimate Fighter - Episode 1811 “Mean Girls”	Registered	PA0001879960	12/5/2013	Ultimate Fighting Productions, LLC
1352.	The Ultimate Fighter - Episode 1810 “HWPO”	Registered	PA0001879963	12/5/2013	Ultimate Fighting Productions, LLC
1353.	Countdown to UFC 167: St-Pierre v Hendricks	Registered	PA0001882903	1/13/2014	Zuffa, LLC dba Ultimate Fighting Championship
1354.	UFC 167: St-Pierre v Hendricks – prelim	Registered	PA0001882905	1/13/2014	Zuffa, LLC dba Ultimate Fighting Championship
1355.	UFC 167: St-Pierre v Hendricks - program	Registered	PA0001882906	1/13/2014	Zuffa, LLC dba Ultimate Fighting Championship
1356.	UFC 167: St-Pierre v Hendricks - French program	Registered	PA0001882907	1/13/2014	Zuffa, LLC
1357.	UFC 167: St-Pierre v Hendricks - Spanish prelim	Registered	PA0001882908	1/13/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1358.	UFC 167: St-Pierre v Hendricks - Spanish program	Registered	PA0001882909	1/13/2014	Zuffa, LLC dba Ultimate Fighting Championship
1359.	UFC on FOX Sports 2: Machida v Munoz - program line cut	Registered	PA0001888699	12/20/2013	Zuffa, LLC dba Ultimate Fighting Championship
1360.	UFC Fight Night: Maia v Shields - program	Registered	PA0001888701	12/20/2013	Zuffa, LLC dba Ultimate Fighting Championship
1361.	UFC on FOX Sports 2: Machida v Munoz - prelim line cut	Registered	PA0001888703	12/20/2013	Zuffa, LLC dba Ultimate Fighting Championship
1362.	UFC Fight Night: Maia v Shields - prelim	Registered	PA0001888705	12/20/2013	Zuffa, LLC dba Ultimate Fighting Championship
1363.	UFC Primetime: St-Pierre v Hendricks (1401) evergreen version	Registered	PA0001888708	12/20/2013	Zuffa, LLC dba Ultimate Fighting Championship
1364.	The Ultimate Fighter - Episode 1813 “Aiming for the Top”	Registered	PA0001890304	2/19/2014	Ultimate Fighting Productions, LLC
1365.	The Ultimate Fighter - Finale program line cut	Registered	PA0001890307	2/19/2014	Ultimate Fighting Productions, LLC
1366.	UFC 168: Weidman v Silva 2 Program	Registered	PA0001890309	2/19/2014	Zuffa, LLC dba Ultimate Fighting Championship
1367.	UFC FIGHT NIGHT: Hunt v Bigfoot prelim	Registered	PA0001890310	2/19/2014	Zuffa, LLC dba Ultimate Fighting Championship
1368.	UFC Primetime: St-Pierre v Hendricks (1401)	Registered	PA0001890584	1/31/2014	Zuffa, LLC dba Ultimate Fighting Championship
1369.	UFC FIGHT NIGHT: Kennedy v Natal prelim	Registered	PA0001890617	1/31/2014	Zuffa, LLC dba Ultimate Fighting Championship
1370.	The Ultimate Fighter - Finale prelim line cut	Registered	PA0001890721	2/19/2014	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1371.	UFC 168: Weidman v Silva 2 Preliminary	Registered	PA0001890723	2/19/2014	Zuffa, LLC dba Ultimate Fighting Championship
1372.	Countdown to UFC 168: Weidman v Silva 2	Registered	PA0001890725	2/19/2014	Zuffa, LLC dba Ultimate Fighting Championship
1373.	UFC FIGHT NIGHT: Hunt v Bigfoot program	Registered	PA0001890727	2/19/2014	Zuffa, LLC dba Ultimate Fighting Championship
1374.	UFC Primetime: St-Pierre v Hendricks (1402)	Registered	PA0001890728	1/31/2014	Zuffa, LLC dba Ultimate Fighting Championship
1375.	UFC Primetime: St-Pierre v Hendricks (1401)	Registered	PA0001890731	1/31/2014	Zuffa, LLC dba Ultimate Fighting Championship
1376.	UFC FIGHT NIGHT: Kennedy v Natal program	Registered	PA0001890737	1/31/2014	Zuffa, LLC dba Ultimate Fighting Championship
1377.	UFC 169: Barao v Faber program	Registered	PA0001895612	2/26/2014	Zuffa, LLC dba Ultimate Fighting Championship
1378.	UFC 169: Barao v Faber prelim	Registered	PA0001895619	2/26/2014	Zuffa, LLC dba Ultimate Fighting Championship
1379.	Countdown to UFC 169: Barao v Faber	Registered	PA0001896560	2/26/2014	Zuffa, LLC dba Ultimate Fighting Championship
1380.	UFC 167: St-Pierre v Hendricks - French prelim	Registered	PA0001896565	2/26/2014	Zuffa, LLC
1381.	UFC Road to the Octagon: Henderson v Thomson	Registered	PA0001898526	3/24/2014	Zuffa, LLC dba Ultimate Fighting Championship
1382.	UFC on FOX: Henderson v Thomson - program	Registered	PA0001898527	3/24/2014	Zuffa, LLC dba Ultimate Fighting Championship
1383.	UFC on FOX: Henderson v Thomson - prelim	Registered	PA0001898528	3/24/2014	Zuffa, LLC dba Ultimate Fighting Championship
1384.	The Ultimate Fighter Nations: Canada v Australia, Episode 1002 “Bad Hair Day”	Registered	PA0001898529	3/24/2014	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1385.	The Ultimate Fighter Nations: Canada v Australia, Episode 1004 “The Wild Thing”	Registered	PA0001898530	3/24/2014	Zuffa, LLC
1386.	The Ultimate Fighter Nations: Canada v Australia, Episode 1001 “Strangers in a Strange Land”	Registered	PA0001898531	3/24/2014	Zuffa, LLC
1387.	The Ultimate Fighter Nations: Canada v Australia, Episode 1003 “The Bible Thumper”	Registered	PA0001898532	3/24/2014	Zuffa, LLC
1388.	The Ultimate Fighter Nations: Canada v Australia, Episode 1005 “Resurrection”	Registered	PA0001898533	3/24/2014	Zuffa, LLC
1389.	The Ultimate Fighter Nations: Canada v Australia, Episode 1006 “Chills & Thrills”	Registered	PA0001898534	3/24/2014	Zuffa, LLC
1390.	UFC FIGHT NIGHT: Rockhold v Philippou program	Registered	PA0001898535	3/24/2014	Zuffa, LLC dba Ultimate Fighting Championship
1391.	UFC FIGHT NIGHT: Rockhold v Philippou prelim	Registered	PA0001898536	3/24/2014	Zuffa, LLC dba Ultimate Fighting Championship
1392.	The Ultimate Fighter Nations: Canada v Australia, Episode 1008 “Rattle them Bones”	Registered	PA0001902624	5/27/2014	Zuffa, LLC
1393.	Breaking Ground: Ronda Rousey	Registered	PA0001902626	5/27/2014	Zuffa, LLC dba Ultimate Fighting Championship
1394.	The Ultimate Fighter Nations: Canada v Australia, Episode 1009 “déjà vu”	Registered	PA0001902627	5/27/2014	Zuffa, LLC
1395.	The Ultimate Fighter Nations: Canada v Australia, Episode 1007 “Young Blood”	Registered	PA0001902628	5/27/2014	Zuffa, LLC
1396.	UFC 170: Rousey v McMann - spanish program	Registered	PA0001907481	4/14/2014	Zuffa, LLC dba Ultimate Fighting Championship
1397.	UFC 170: Rousey v McMann - Program	Registered	PA0001907482	4/14/2014	Zuffa, LLC dba Ultimate Fighting Championship
1398.	UFC 170: Rousey v McMann - spanish prelim	Registered	PA0001907486	4/14/2014	Zuffa, LLC dba Ultimate Fighting Championship
1399.	UFC 170: Rousey v McMann - Prelim	Registered	PA0001907487	4/14/2014	Zuffa, LLC dba Ultimate Fighting Championship
1400.	Countdown to UFC 170: Rousey v McMann	Registered	PA0001907488	4/14/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1401.	UFC on FOX: Johnson v Dodson - program app	Registered	PA0001909969	6/6/2014	Zuffa, LLC dba Ultimate Fighting Championship
1402.	UFC on FOX: Johnson v Benavidez 2 - program	Registered	PA0001909971	6/6/2014	Zuffa, LLC dba Ultimate Fighting Championship
1403.	UFC on FOX: Johnson v Benavidez 2 - prelim	Registered	PA0001909972	6/6/2014	Zuffa, LLC dba Ultimate Fighting Championship
1404.	UFC 168: Weidman v Silva 2 Preliminary Spanish line cut	Registered	PA0001909974	6/6/2014	Zuffa, LLC dba Ultimate Fighting Championship
1405.	UFC 168: Weidman v Silva 2 Program Spanish line cut	Registered	PA0001910083	6/6/2014	Zuffa, LLC dba Ultimate Fighting Championship
1406.	UFC on FOX: Johnson v Dodson - prelim app	Registered	PA0001910084	6/6/2014	Zuffa, LLC dba Ultimate Fighting Championship
1407.	UFC FIGHT NIGHT: Saffiedine v Lim prelim	Registered	PA0001911419	6/23/2014	Zuffa, LLC dba Ultimate Fighting Championship
1408.	UFC FIGHT NIGHT: Gustaffson v Manuwa - program	Registered	PA0001911420	6/23/2014	Zuffa, LLC dba Ultimate Fighting Championship
1409.	UFC FIGHT NIGHT: Gustaffson v Manuwa - prelim	Registered	PA0001911422	6/23/2014	Zuffa, LLC dba Ultimate Fighting Championship
1410.	UFC FIGHT NIGHT: Saffiedine v Lim program	Registered	PA0001911424	6/23/2014	Zuffa, LLC
1411.	UFC FIGHT NIGHT: Kim v Hathaway - prelim	Registered	PA0001911426	6/23/2014	Zuffa, LLC dba Ultimate Fighting Championship
1412.	UFC FIGHT NIGHT: Kim v Hathaway - program	Registered	PA0001911427	6/23/2014	Zuffa, LLC dba Ultimate Fighting Championship
1413.	UFC FIGHT NIGHT: Bisping v Kennedy - prelim	Registered	PA0001912775	7/9/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1414.	UFC FIGHT NIGHT: Matt Brown v Erick Silva - program	Registered	PA0001912779	7/9/2014	Zuffa, LLC dba Ultimate Fighting Championship
1415.	UFC 174: Demetrius Johnson v Ali Bagautinov - Spanish Prelim	Registered	PA0001912795	7/9/2014	Zuffa, LLC dba Ultimate Fighting Championship
1416.	UFC 174: Demetrius Johnson v Ali Bagautinov - Prelim	Registered	PA0001912800	7/9/2014	Zuffa, LLC dba Ultimate Fighting Championship
1417.	UFC 174: Demetrius Johnson v Ali Bagautinov - Program	Registered	PA0001912805	7/9/2014	Zuffa, LLC dba Ultimate Fighting Championship
1418.	UFC FIGHT NIGHT: Matt Brown v Erick Silva - prelim	Registered	PA0001912807	7/9/2014	Zuffa, LLC dba Ultimate Fighting Championship
1419.	UFC FIGHT NIGHT: Bisping v Kennedy - program	Registered	PA0001912809	7/9/2014	Zuffa, LLC dba Ultimate Fighting Championship
1420.	Countdown to UFC 67: All or Nothing	Registered	PA0001912847	7/17/2014	Zuffa, LLC dba Ultimate Fighting Championship
1421.	Countdown to UFC 63: Hughes v Penn	Registered	PA0001912849	7/17/2014	Zuffa, LLC dba Ultimate Fighting Championship
1422.	Countdown to UFC 66: Liddell v Ortiz	Registered	PA0001912851	7/17/2014	Zuffa, LLC dba Ultimate Fighting Championship
1423.	Countdown to UFC 60: Hughes v Gracie	Registered	PA0001912852	7/17/2014	Zuffa, LLC dba Ultimate Fighting Championship
1424.	Countdown to UFC 62: Liddell v Sobral	Registered	PA0001912853	7/17/2014	Zuffa, LLC dba Ultimate Fighting Championship
1425.	Countdown to UFC 57: Lidell v Couture 3	Registered	PA0001912854	7/17/2014	Zuffa, LLC dba Ultimate Fighting Championship
1426.	Countdown to UFC 64: Unstoppable	Registered	PA0001912857	7/17/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1427.	Countdown to UFC 65: Hughes v St-Pierre	Registered	PA0001912858	7/17/2014	Zuffa, LLC dba Ultimate Fighting Championship
1428.	Countdown to UFC 59: Reality Check	Registered	PA0001912860	7/17/2014	Zuffa, LLC dba Ultimate Fighting Championship
1429.	UFC 175: Chris Weidman v Lyoto Machida - program	Registered	PA0001915534	8/4/2014	Zuffa, LLC dba Ultimate Fighting Championship
1430.	Countdown to UFC 172: Jones v Teixeira	Registered	PA0001916471	6/16/2014	Zuffa, LLC dba Ultimate Fighting Championship
1431.	UFC on FOX: Werdum v Browne - program	Registered	PA0001916472	6/16/2014	Zuffa, LLC dba Ultimate Fighting Championship
1432.	UFC on FOX: Werdum v Browne - prelim	Registered	PA0001916473	6/16/2014	Zuffa, LLC dba Ultimate Fighting Championship
1433.	UFC 172: Jones v Teixeira - prelim	Registered	PA0001916474	6/16/2014	Zuffa, LLC dba Ultimate Fighting Championship
1434.	UFC Road to the Octagon: Werdum v Browne	Registered	PA0001916475	6/16/2014	Zuffa, LLC dba Ultimate Fighting Championship
1435.	UFC 172: Jones v Teixeira - program	Registered	PA0001916476	6/16/2014	Zuffa, LLC dba Ultimate Fighting Championship
1436.	UFC 171: Hendricks v Lawler - program	Registered	PA0001916477	6/16/2014	Zuffa, LLC dba Ultimate Fighting Championship
1437.	UFC 171: Hendricks v Lawler - prelim	Registered	PA0001916478	6/16/2014	Zuffa, LLC dba Ultimate Fighting Championship
1438.	UFC NOW episode 120	Registered	PA0001917037	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1439.	UFC NOW episode 107	Registered	PA0001917038	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1440.	UFC NOW episode 117	Registered	PA0001917046	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1441.	UFC NOW episode 110	Registered	PA0001917047	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1442.	UFC NOW episode 104	Registered	PA0001917048	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1443.	UFC NOW episode 118	Registered	PA0001917049	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1444.	UFC NOW episode 119	Registered	PA0001917050	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1445.	UFC NOW episode 103	Registered	PA0001917052	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1446.	UFC NOW episode 115	Registered	PA0001917055	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1447.	UFC NOW episode 109	Registered	PA0001917056	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1448.	UFC NOW episode 114	Registered	PA0001917058	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1449.	UFC FIGHT NIGHT: Stipe Miocic v Fabio Maldonado program	Registered	PA0001917059	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1450.	UFC NOW episode 108	Registered	PA0001917062	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1451.	UFC NOW episode 111	Registered	PA0001917064	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1452.	UFC NOW episode 106	Registered	PA0001917068	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1453.	UFC NOW episode 105	Registered	PA0001917077	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1454.	UFC NOW episode 113	Registered	PA0001917933	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1455.	UFC FIGHT NIGHT: Stipe Miocic v Fabio Maldonado prelim	Registered	PA0001917935	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1456.	UFC NOW episode 116	Registered	PA0001917941	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1457.	UFC FIGHT NIGHT: Donald Cerrone v Jim Miller program	Registered	PA0001917954	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1458.	UFC FIGHT NIGHT: Donald Cerrone v Jim Miller prelim	Registered	PA0001917957	8/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1459.	UFC 175: Chris Weidman v Lyoto Machida - prelim	Registered	PA0001919422	8/4/2014	Zuffa, LLC dba Ultimate Fighting Championship
1460.	Countdown to UFC 173: Renan Barao v TJ Dillashaw	app filed 7/16/14	PA0001920212		Zuffa, LLC dba Ultimate Fighting Championship
1461.	UFC 173: Barao v Dillashaw - program	Registered	PA0001920217	7/21/2014	Zuffa, LLC dba Ultimate Fighting Championship
1462.	UFC 173: Barao v Dillashaw – prelim	Registered	PA0001920218	7/21/2014	Zuffa, LLC dba Ultimate Fighting Championship
1463.	UFC NOW episode 112	Registered	PA0001920619	7/21/2014	Zuffa, LLC dba Ultimate Fighting Championship
1464.	UFC Road to the Octagon: Demtrius Johnson v Joseph Benavidez 2	Registered	PA0001920635	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1465.	Countdown to UFC 73: Stacked	Registered	PA0001920752	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1466.	Countdown to UFC 132: Dominick Cruz v Urijah Faber	Registered	PA0001920755	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1467.	Countdown to UFC 130: Rampage Jackson v Matt Hamill	Registered	PA0001920802	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1468.	Countdown to UFC 74: Respect	Registered	PA0001920827	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1469.	UFC 120: Free On Demand - Michael Bisping v Yoshiro Akiyama	Registered	PA0001920828	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1470.	Countdown to UFC 76: Knockout	Registered	PA0001920834	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1471.	Countdown to UFC 118: Frankie Edgar v BJ Penn 2	Registered	PA0001920837	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1472.	Countdown to UFC 119: Frank Mir v Mirko Crocop	Registered	PA0001920842`	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1473.	Countdown to UFC 80: Rapid Fire	Registered	PA0001920843	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1474.	Countdown to UFC 79: Nemesis	Registered	PA0001920844	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1475.	Countdown to UFC 131: Junior Dos Santos v Shane Carwin	Registered	PA0001920850	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1476.	UFC Road to the Octagon: Demetrius Johnson v Jon Dodson	Registered	PA0001920853	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1477.	Countdown to UFC 71: Chuck Liddell v Rampage Jackson	Registered	PA0001920854	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1478.	Countdown to UFC 70: Nations Collide	Registered	PA0001920856	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1479.	Countdown to UFC 89: Michael Bisping v Chris Leben	Registered	PA0001920862	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1480.	Countdown to UFC 126: Anderson Silva v Vitor Belfort	Registered	PA0001920864	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1481.	Countdown to UFC 75: Champion v Champion	Registered	PA0001920865	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1482.	Countdown to UFC 72: Rich Franklin v Yoshiro Okami	Registered	PA0001920887	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1483.	Countdown to UFC 127: BJ Penn v Jon Fitch	Registered	PA0001920889	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1484.	Countdown to UFC 58: Usa v Canada	Registered	PA0001920891	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1485.	Countdown to UFC 78: Validation	Registered	PA0001920893	9/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1486.	UFC All Access: Renato Sobral	Registered	PA0001920927	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1487.	UFC All Access: Andrei Arlovski	Registered	PA0001920928	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1488.	UFC All Access: Chuck Liddell	Registered	PA0001920929	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1489.	UFC All Access: Rich Franklin	Registered	PA0001920930	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1490.	UFC All Access: Matt Hughes	Registered	PA0001920931	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1491.	UFC All Access: Quinton Jackson	Registered	PA0001920932	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1492.	UFC All Access: Randy Couture	Registered	PA0001920933	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1493.	UFC All Access: Brock Lesnar	Registered	PA0001920936	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1494.	UFC All Access: Wanderlei Silva	Registered	PA0001920937	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1495.	UFC All Access: Sean Sherk	Registered	PA0001920938	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1496.	UFC All Access: Georges St-Pierre	Registered	PA0001920941	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1497.	UFC All Access: Forrest Griffin	Registered	PA0001920942	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1498.	UFC All Access: Anderson Silva	Registered	PA0001920943	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1499.	UFC FIGHT NIGHT: James Te Huna v Nate Marquardt - program	Registered	PA0001920944	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1500.	UFC FIGHT NIGHT: James Te Huna v Nate Marquardt - prelim	Registered	PA0001920945	8/22/2014	Zuffa, LLC dba Ultimate Fighting Championship
1501.	The Ultimate Fighter - Finale Season 21 program line cut	Registered	PA0001920946	8/22/2014	Ultimate Fighting Productions, LLC
1502.	The Ultimate Fighter - Finale Season 19 prelim line cut	Registered	PA0001920947	8/22/2014	Ultimate Fighting Productions, LLC
1503.	Countdown to UFC 159: Jon Jones v Chael Sonnen	Registered	PA0001927026	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1504.	Countdown to UFC 156: Jose Aldo v Frankie Edgar	Registered	PA0001927027	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1505.	Countdown to UFC 153: Anderson Silva v Stephan Bonnar	Registered	PA0001927028	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1506.	Countdown to UFC 152: Jon Jones v Vitor Belfort	Registered	PA0001927029	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1507.	Countdown to UFC 147: Wanderlei Silva v Rich Franklin II	Registered	PA0001927031	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1508.	UFC 177: TJ Dillashaw v Joe Soto - prelim	Registered	PA0001927032	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1509.	Countdown to UFC 148: Silva v Sonnen II	Registered	PA0001927034	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1510.	Countdown to UFC 177: TJ Dillashaw v Joe Soto	Registered	PA0001927035	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1511.	UFC 177: TJ Dillashaw v Joe Soto - program	Registered	PA0001927036	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1512.	Countdown to UFC 175: Weidman v machida	Registered	PA0001927041	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1513.	Countdown to UFC 178: Demetrius Johnson v Chris Cariaso	Registered	PA0001927042	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1514.	Countdown to UFC FIGHT Night Sousa v Mousasi	Registered	PA0001927043	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1515.	UFC Road to the Octagon: Lawler v Brown	Registered	PA0001927044	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1516.	Countdown to UFC 144: Edgar v Henderson	Registered	PA0001927045	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1517.	Countdown to UFC 157: Ronda Rousey v Liz Carmouche	Registered	PA0001927046	10/29/2014	Zuffa, LLC dba Ultimate Fighting Championship
1518.	Countdown to UFC 77: Hostile Territory	Registered	PA0001927049	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1519.	Countdown to UFC 141: Brock Lesnar and Alistair Overeem	Registered	PA0001927051	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship
1520.	Countdown to UFC 133: Rashad Evans v Tito Ortiz	Registered	PA0001927052	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship
1521.	Countdown to UFC 134: UFC Rio	Registered	PA0001927053	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship
1522.	Countdown to UFC 135: Jon Jones v Rampage Jackson	Registered	PA0001927054	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship
1523.	Countdown to UFC 136: Frankie Edgar v Gray Maynard	Registered	PA0001927055	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship
1524.	Countdown to UFC 137: BJ Penn v Nick Diaz	Registered	PA0001927056	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship
1525.	Countdown to UFC 138: Chris Leben v Mark Munoz	Registered	PA0001927057	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship
1526.	Countdown to UFC 139: Shogun Rua v Dan Henderson	Registered	PA0001927058	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship
1527.	Countdown to UFC 140: Jon Jones v Lyoto Machida	Registered	PA0001927059	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship
1528.	UFC FIGHT NIGHT: Conor McGregor v Diego Brandao - prelim	Registered	PA0001927060	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship
1529.	UFC FIGHT NIGHT: Conor McGregor v Diego Brandao - program	Registered	PA0001927061	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship
1530.	Strikeforce: Marquardt v Saffiedine program	Registered	PA0001927062	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship
1531.	Strikeforce: Marquardt v Saffiedine prelim	Registered	PA0001927063	10/10/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1532.	UFC 178: Johnosn v Cariaso - program	Registered	PA0001931015	11/24/2014	Zuffa, LLC dba Ultimate Fighting Championship
1533.	UFC 178: Johnosn v Cariaso	Registered	PA0001931017	11/24/2014	Zuffa, LLC dba Ultimate Fighting Championship
1534.	UFC FIGHT NIGHT: Benson Henderson v Rafael Dos Anjos - prelim	Registered	PA0001931018	11/24/2014	Zuffa, LLC dba Ultimate Fighting Championship
1535.	UFC FIGHT NIGHT: Benson Henderson v Rafael Dos Anjos - program	Registered	PA0001931021	11/24/2014	Zuffa, LLC dba Ultimate Fighting Championship
1536.	UFC FIGHT NIGHT: Ryan Bader v Ovince Saint Preux - prelim	Registered	PA0001931022	11/24/2014	Zuffa, LLC dba Ultimate Fighting Championship
1537.	UFC FIGHT NIGHT: Ryan Bader v Ovince Saint Preux - program	Registered	PA0001931024	11/24/2014	Zuffa, LLC dba Ultimate Fighting Championship
1538.	UFC 180: Fabricio Werdum v Mark Hunt - prelim	Registered	PA0001937410	1/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1539.	UFC 180: Fabricio Werdum v Mark Hunt - program	Registered	PA0001937412	1/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1540.
1541.	UFC Ultimate Knockouts 7	Registered	PA0001938643	12/18/2014	Zuffa, LLC dba Ultimate Fighting Championship
1542.	UFC Ultimate Knockouts 8	Registered	PA0001938644	12/18/2014	Zuffa, LLC dba Ultimate Fighting Championship
1543.	UFC Ultimate Knockouts 9	Registered	PA0001938645	12/18/2014	Zuffa, LLC dba Ultimate Fighting Championship
1544.	STORIES FROM STOCKHOLM: SWEDISH GIANTS	Registered	PA0001938647	12/18/2014	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1545.	UFC FIGHT NIGHT: Souza vs Mousasi - Prelim Line Cut.	Registered	PA0001938648	12/18/2014	Zuffa, LLC dba Ultimate Fighting Championship
1546.	UFC FIGHT NIGHT: Souza vs Mousasi - Program Line Cut.	Registered	PA0001938649	12/18/2014	Zuffa, LLC dba Ultimate Fighting Championship
1547.	UFC 179: Aldo v Mendes 2 - prelim	Registered	PA0001938650	12/18/2014	Zuffa, LLC dba Ultimate Fighting Championship
1548.	Countdown to UFC 179: Aldo v Mendes 2	Registered	PA0001938651	12/18/2014	Zuffa, LLC dba Ultimate Fighting Championship
1549.	UFC 179: Aldo v Mendes 2 - program	Registered	PA0001938652	12/18/2014	Zuffa, LLC dba Ultimate Fighting Championship
1550.	UFC FIGHT NIGHT: MacDonald vs Saffiedine - Prelim Line Cut.	Registered	PA0001938653	12/18/2014	Zuffa, LLC dba Ultimate Fighting Championship
1551.	UFC FIGHT NIGHT: Rory MacDonald v Tarec Saffiedine - program	Registered	PA0001938655	12/18/2014	Zuffa, LLC dba Ultimate Fighting Championship
1552.	The Ultimate Fighter - Episode 2004 “Make a Big Strike”	Registered	PA0001938702	1/9/2015	Zuffa, LLC
1553.	The Ultimate Fighter - Episode 2001 “For the Belt”	Registered	PA0001938703	1/9/2015	Zuffa, LLC
1554.	The Ultimate Fighter - Episode 2002 “We all came here to fight”	Registered	PA0001938704	1/9/2015	Zuffa, LLC
1555.	The Ultimate Fighter - Episode 2003 “Don’t Fight Fate”	Registered	PA0001938705	1/9/2015	Zuffa, LLC
1556.	UFC FIGHT NIGHT: Frankie Edgar v Cub Swanson - prelim	Registered	PA0001938801	1/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1557.	Countdown to UFC 182: Jones v Cormier	Registered	PA0001938804	1/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1558.	UFC 182: Jon Jones v Daniel Cormier - program	Registered	PA0001938807	1/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1559.	UFC 182: Jon Jones v Daniel Cormier - prelim	Registered	PA0001938811	1/28/2015	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1560.	UFC 181: Johny Hendricks v Robbie Lawler II (& TUF 20 Season Finale) - prelim	Registered	PA0001938814	1/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1561.	UFC 181: Johny Hendricks v Robbie Lawler II (& TUF 20 Season Finale) - program	Registered	PA0001938816	1/28/2015	Zuffa, LLC
1562.	The Ultimate Fighter - Episode 2012 “It’s About to Get Real”	Registered	PA0001939864	2/4/2015	Ultimate Fighting Productions, LLC
1563.	The Ultimate Fighter - Episode 2005 “Coming to Get You”	Registered	PA0001939865	2/4/2015	Ultimate Fighting Productions, LLC
1564.	The Ultimate Fighter - Episode 2006 “Give it all you Have”	Registered	PA0001939866	2/4/2015	Ultimate Fighting Productions, LLC
1565.	The Ultimate Fighter - Episode 2011 “Best job in the World”	Registered	PA0001939867	2/4/2015	Ultimate Fighting Productions, LLC
1566.	The Ultimate Fighter - Episode 2007 “Risk it ALL”	Registered	PA0001939869	2/4/2015	Ultimate Fighting Productions, LLC
1567.	The Ultimate Fighter - Episode 2008 “The Scrapettes”	Registered	PA0001939870	2/4/2015	Ultimate Fighting Productions, LLC
1568.	The Ultimate Fighter - Episode 2009 “Don’t talk to Me!”	Registered	PA0001939871	2/4/2015	Ultimate Fighting Productions, LLC
1569.	The Ultimate Fighter - Episode 2010 “Fighting for themselves”	Registered	PA0001939872	2/4/2015	Ultimate Fighting Productions, LLC
1570.	UFC FIGHT NIGHT: Mauricio Shogun Rua v Ovince Saint Preux - prelim	Registered	PA0001940293	2/23/2015	Zuffa, LLC dba Ultimate Fighting Championship
1571.	UFC FIGHT NIGHT: Conor McGregor v Denis Siver - program	Registered	PA0001940295	2/23/2015	Zuffa, LLC dba Ultimate Fighting Championship
1572.	UFC FIGHT NIGHT: Lyoto Machida v TJ Dollaway - prelim	Registered	PA0001940297	2/23/2015	Zuffa, LLC dba Ultimate Fighting Championship
1573.	UFC FIGHT NIGHT: Lyoto Machida v TJ Dollaway - program	Registered	PA0001940298	2/23/2015	Zuffa, LLC dba Ultimate Fighting Championship
1574.	UFC FIGHT NIGHT: Conor McGregor v Denis Siver - prelim	Registered	PA0001940299	2/23/2015	Zuffa, LLC dba Ultimate Fighting Championship
1575.	UFC FIGHT NIGHT: Mauricio Shogun Rua v Ovince Saint Preux - program	Registered	PA0001940300	2/23/2015	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1576.	The Ultimate Fighter - 1908 - Someone’s Getting Bullied	Registered	PA0001940608	2/2/2015	Zuffa, LLC
1577.	The Ultimate Fighter - 1904 Stand and Bang	Registered	PA0001940609	2/2/2015	Zuffa, LLC
1578.	The Ultimate Fighter - 1903 Anytime, anywhere	Registered	PA0001940610	2/2/2015	Zuffa, LLC
1579.	The Ultimate Fighter - 1901 The Hurting Game	Registered	PA0001940612	2/2/2015	Zuffa, LLC
1580.	The Ultimate Fighter - 1902 Flying the Flag	Registered	PA0001940613	2/2/2015	Zuffa, LLC
1581.	The Ultimate Fighter - 1905 - Too Salty	Registered	PA0001940614	2/2/2015	Zuffa, LLC
1582.	The Ultimate Fighter - 1909 - Get that money	Registered	PA0001940615	2/2/2015	Zuffa, LLC
1583.	The Ultimate Fighter - 1910 - One Fight Away	Registered	PA0001940616	2/2/2015	Zuffa, LLC
1584.	The Ultimate Fighter - 1912 - The Big Show	Registered	PA0001940617	2/2/2015	Zuffa, LLC
1585.	The Ultimate Fighter - 1911 - The Zombie	Registered	PA0001940619	2/2/2015	Zuffa, LLC
1586.	The Ultimate Fighter - 1907 - Kinetic Chess	Registered	PA0001940620	2/2/2015	Zuffa, LLC
1587.	The Ultimate Fighter - 1906 - Fight to Live	Registered	PA0001940622	2/2/2015	Zuffa, LLC
1588.	UFC Ultimate Insider episode 403	Registered	PA0001944455	3/23/2015	Zuffa, LLC dba Ultimate Fighting Championship
1589.	UFC Ultimate Insider episode 402	Registered	PA0001944456	3/23/2015	Zuffa, LLC dba Ultimate Fighting Championship
1590.	UFC 174: Demetrius Johnson v Ali Bagautinov - Spanish Program	Registered	PA0001944600	7/9/2014	Zuffa, LLC dba Ultimate Fighting Championship
1591.	UFC Ultimate Insider episode 339	Registered	PA0001944926	3/23/2015	Zuffa, LLC dba Ultimate Fighting Championship
1592.	UFC Ultimate Insider episode 338	Registered	PA0001944928	3/23/2015	Zuffa, LLC dba Ultimate Fighting Championship
1593.	UFC Ultimate Insider episode 337	Registered	PA0001944930	3/23/2015	Zuffa, LLC dba Ultimate Fighting Championship
1594.	UFC Ultimate Insider episode 336	Registered	PA0001944931	3/23/2015	Zuffa, LLC dba Ultimate Fighting Championship
1595.	UFC Ultimate Insider episode 326	Registered	PA0001944934	3/23/2015	Zuffa, LLC dba Ultimate Fighting Championship
1596.	UFC 184: Ronda Rousey v Cat Zingano - program	Registered	PA0001947368	3/31/2015	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1597.	Countdown to UFC 184: Ronda Rousey v Cat Zingano	Registered	PA0001947371	3/31/2015	Zuffa, LLC dba Ultimate Fighting Championship
1598.	UFC FIGHT NIGHT: Benson Henderson v Brendan Thatch - prelim	Registered	PA0001947381	3/31/2015	Zuffa, LLC dba Ultimate Fighting Championship
1599.	UFC 184: Ronda Rousey v Cat Zingano - prelim	Registered	PA0001947388	3/31/2015	Zuffa, LLC dba Ultimate Fighting Championship
1600.	UFC ON FOX GUSTAFFSON V JOHNSON - prelim	Registered	PA0001947392	3/31/2015	Zuffa, LLC dba Ultimate Fighting Championship
1601.	UFC ON FOX GUSTAFFSON V JOHNSON - program	Registered	PA0001947394	3/31/2015	Zuffa, LLC dba Ultimate Fighting Championship
1602.	UFC Unleashed: Episode 601	Registered	PA0001948539	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship
1603.	UFC Unleashed: Episode 602	Registered	PA0001948540	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship
1604.	UFC Unleashed: Episode 603	Registered	PA0001948541	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship
1605.	UFC Unleashed: Episode 604	Registered	PA0001948542	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship
1606.	UFC Unleashed: Episode 605	Registered	PA0001948543	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship
1607.	UFC Unleashed: Episode 606	Registered	PA0001948544	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship
1608.	UFC Unleashed: Episode 607	Registered	PA0001948545	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship
1609.	UFC Unleashed: Episode 906	Registered	PA0001948546	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1610.	UFC Unleashed: Episode 907	Registered	PA0001948547	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship
1611.	UFC Unleashed: Episode 908	Registered	PA0001948548	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship
1612.	UFC Unleashed: Episode 909	Registered	PA0001948549	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship
1613.	UFC Unleashed: Episode 910	Registered	PA0001948550	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship
1614.	UFC Unleashed: Episode 912	Registered	PA0001948552	4/2/2015	Zuffa, LLC dba Ultimate Fighting Championship
1615.	UFC NOW episode 203	Registered	PA0001948965	4/20/2015	Zuffa, LLC dba Ultimate Fighting Championship
1616.	UFC NOW episode 202	Registered	PA0001948966	4/20/2015	Zuffa, LLC dba Ultimate Fighting Championship
1617.	UFC ULTIMATE MATT HUGHES	Registered	PA0001948968	4/20/2015	Zuffa, LLC dba Ultimate Fighting Championship
1618.	UFC NOW episode 204	Registered	PA0001948970	4/20/2015	Zuffa, LLC dba Ultimate Fighting Championship
1619.	UFC 185: Anthony Pettis v Rafael Don Anjos & Carla Esparza v Joanna Jedrzejczyk - prelim app	Registered	PA0001948972	4/20/2015	Zuffa, LLC dba Ultimate Fighting Championship
1620.	UFC NOW episode 205	Registered	PA0001948973	4/20/2015	Zuffa, LLC dba Ultimate Fighting Championship
1621.	UFC NOW episode 207	Registered	PA0001948975	4/20/2015	Zuffa, LLC dba Ultimate Fighting Championship
1622.	UFC NOW episode 206	Registered	PA0001948976	4/20/2015	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1623.	Countdown to UFC 154: St-Pierre v Condit	Registered	PA0001948978	4/20/2015	Zuffa, LLC dba Ultimate Fighting Championship
1624.	UFC 185: Anthony Pettis v Rafael Don Anjos & Carla Esparza v Joanna Jedrzejczyk - program app	Registered	PA0001948979	4/20/2015	Zuffa, LLC dba Ultimate Fighting Championship
1625.	Countdown to UFC 171: Hendricks v Lawler	Registered	PA0001948981	4/20/2015	Zuffa, LLC dba Ultimate Fighting Championship
1626.	UFC FIGHT NIGHT: Donald Cerrone v Jim Miller - Spanish prelim	Registered	PA0001955162	5/4/2015	Zuffa, LLC dba Ultimate Fighting Championship
1627.	UFC FIGHT NIGHT: Cub Swanson v Jermeny Stephens - Spanish program	Registered	PA0001955163	5/4/2015	Zuffa, LLC dba Ultimate Fighting Championship
1628.	UFC FIGHT NIGHT: Cub Swanson v Jermeny Stephens - Spanish prelim	Registered	PA0001955164	5/4/2015	Zuffa, LLC dba Ultimate Fighting Championship
1629.	UFC FIGHT NIGHT: Bigfoot Silva v Frank Mir - program	Registered	PA0001955165	5/4/2015	Zuffa, LLC dba Ultimate Fighting Championship
1630.	UFC FIGHT NIGHT: Bigfoot Silva v Frank Mir - prelim	Registered	PA0001955166	5/4/2015	Zuffa, LLC dba Ultimate Fighting Championship
1631.	Countdown to FIGHT NIGHT EMEA Conor McGregor v Diego Brandao	Registered	PA0001955167	5/4/2015	Zuffa, LLC dba Ultimate Fighting Championship
1632.	UFC FIGHT NIGHT: Donald Cerrone v Jim Miller - Spanish program	Registered	PA0001955168	5/4/2015	Zuffa, LLC dba Ultimate Fighting Championship
1633.	FIGHTING FOR A GENERATION: 20 Years of the UFC	Registered	PA0001955169	5/4/2015	Zuffa, LLC dba Ultimate Fighting Championship
1634.	Countdown to UFC 142: Jose Aldo v Chad Mendes	Registered	PA0001955170	5/4/2015	Zuffa, LLC dba Ultimate Fighting Championship
1635.	Countdown to UFC 128: Shogun Rua v Jon Jones	Registered	PA0001955171	5/4/2015	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1636.	Countdown to UFC 95: Diego Sanchez v Joe Stevenson	Registered	PA0001955172	5/4/2015	Zuffa, LLC dba Ultimate Fighting Championship
1637.	UFC Primetime: Dos Santos v Mir Episode 903	Registered	PA0001960874	3/12/2015	Zuffa, LLC dba Ultimate Fighting Championship
1638.	Fight Flashback: Velasquez v Dos Santos 3	Registered	PA0001960875	3/12/2015	Zuffa, LLC dba Ultimate Fighting Championship
1639.	UFC Road to the Octagon: Gustafsson v Johnson	Registered	PA0001960877	3/12/2015	Zuffa, LLC dba Ultimate Fighting Championship
1640.	UFC Road to the Octagon: Dos Santos v Miocic	Registered	PA0001960878	3/12/2015	Zuffa, LLC dba Ultimate Fighting Championship
1641.	Fight Flashback: Melendez v Sanchez	Registered	PA0001960879	3/12/2015	Zuffa, LLC dba Ultimate Fighting Championship
1642.	Fight Flashback: Hendricks v Lawler	Registered	PA0001960880	3/12/2015	Zuffa, LLC dba Ultimate Fighting Championship
1643.	ULTIMATE SUBMISSIONS episode 101	Registered	PA0001960881	3/12/2015	Zuffa, LLC dba Ultimate Fighting Championship
1644.	UFC RISING: CONOR McGREGOR	Registered	PA0001960882	3/12/2015	Zuffa, LLC dba Ultimate Fighting Championship
1645.	The Ultimate Fighter - Finale Season 20 prelim line cut Carla Esparza v Rose Namajunas	Registered	PA0001961142	5/8/2015	Ultimate Fighting Productions, LLC
1646.	UFC on FOX: Junior Dos Santos v Stipe Miocic - prelim	Registered	PA0001961143	5/8/2015	Zuffa, LLC dba Ultimate Fighting Championship
1647.	UFC FIGHT NIGHT: Demian Maia v Ryan Laflare - prelim	Registered	PA0001961175	5/8/2015	Zuffa, LLC dba Ultimate Fighting Championship
1648.	UFC on FOX: Junior Dos Santos v Stipe Miocic - program	Registered	PA0001961176	5/8/2015	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1649.	UFC FIGHT NIGHT: Demian Maia v Ryan Laflare - program	Registered	PA0001961182	5/8/2015	Zuffa, LLC dba Ultimate Fighting Championship
1650.	The Ultimate Fighter - Finale Season 20 program line cut Carla Esparza v Rose Namajunas	Registered	PA0001961183	5/8/2015	Ultimate Fighting Productions, LLC
1651.	UFC FIGHT NIGHT: Stipe Miocic v Mark Hunt - prelim	Registered	PA0001961671	6/29/2015	Zuffa, LLC dba Ultimate Fighting Championship
1652.	UFC FIGHT NIGHT: Stipe Miocic v Mark Hunt - program	Registered	PA0001961676	6/29/2015	Zuffa, LLC dba Ultimate Fighting Championship
1653.	ULTIMATE KNOCKOUTS 102	Registered	PA0001966586	9/14/2015	Zuffa, LLC dba Ultimate Fighting Championship
1654.	ULTIMATE KNOCKOUTS 103		PA0001966591		Zuffa, LLC
1655.	ULTIMATE KNOCKOUTS 101	Registered	PA0001966593	9/14/2015	Zuffa, LLC dba Ultimate Fighting Championship
1656.	UFC 189: Medes v McGregor / Lawler v MacDonald 2 - prelim	Registered	PA0001966605	9/14/2015	Zuffa, LLC dba Ultimate Fighting Championship
1657.	UFC 188: Can Velasquez v Fabricio Werdum prog reg	Registered	PA0001967442	7/16/2015	Zuffa, LLC dba Ultimate Fighting Championship
1658.	UFC 188: Can Velasquez v Fabricio Werdum prelim reg	Registered	PA0001967444	7/16/2015	Zuffa, LLC dba Ultimate Fighting Championship
1659.	UFC FIGHT NIGHT: Carlos Condit v Thiago Alves - prelim	Registered	PA0001967448	7/16/2015	Zuffa, LLC dba Ultimate Fighting Championship
1660.	UFC FIGHT NIGHT: Carlos Condit v Thiago Alves - program	Registered	PA0001967449	7/16/2015	Zuffa, LLC dba Ultimate Fighting Championship
1661.	Countdown to UFC 188: Ca Velaquez v Fabricio Werdum	Registered	PA0001967453	7/16/2015	Zuffa, LLC dba Ultimate Fighting Championship
1662.	The Ultimate Fighter - Episode 2109 “No Guts, No Glory”	Registered	PA0001967499	9/14/2015	Ultimate Fighting Productions, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1663.	The Ultimate Fighter - Episode 2112 “The Showdown”	Registered	PA0001967500	9/14/2015	Ultimate Fighting Productions, LLC
1664.	The Ultimate Fighter - Episode 2110 “Do or Die”	Registered	PA0001967501	9/14/2015	Ultimate Fighting Productions, LLC
1665.	The Ultimate Fighter - Episode 2111 “Pushing the Limits”	Registered	PA0001967505	9/14/2015	Ultimate Fighting Productions, LLC
1666.	UFC ON FOX: Alexander Gustaffson v Anthony Johnson - Spanish program	Registered	PA0001973446	8/10/2015	Zuffa, LLC dba Ultimate Fighting Championship
1667.	UFC FIGHT NIGHT: Tim Boetsch v Dan Henderson - program	Registered	PA0001973447	8/10/2015	Zuffa, LLC dba Ultimate Fighting Championship
1668.	UFC FIGHT NIGHT: Frankie Edgar v Urijah Faber - program	Registered	PA0001973448	8/10/2015	Zuffa, LLC dba Ultimate Fighting Championship
1669.	Countdown 185: Pettis v Dos Anjos; Esparza v Jedrzejczyk	Registered	PA0001973449	8/10/2015	Zuffa, LLC dba Ultimate Fighting Championship
1670.	UFC FIGHT NIGHT: Frankie Edgar v Urijah Faber - prelim	Registered	PA0001973450	8/10/2015	Zuffa, LLC dba Ultimate Fighting Championship
1671.	UFC FIGHT NIGHT: Tim Boetsch v Dan Henderson - prelim	Registered	PA0001973451	8/10/2015	Zuffa, LLC dba Ultimate Fighting Championship
1672.	UFC ON FOX: Alexander Gustaffson v Anthony Johnson - Spanish prelim	Registered	PA0001973452	8/10/2015	Zuffa, LLC dba Ultimate Fighting Championship
1673.	Ultimate Iceman	Registered	PA0001977538	8/19/2015	Zuffa, LLC dba Ultimate Fighting Championship
1674.	The ALL American CHRIS WEIDMAN	Registered	PA0001977539	8/19/2015	Zuffa, LLC dba Ultimate Fighting Championship
1675.	UFC Benson Henderson: Rising Up	Registered	PA0001977540	8/19/2015	Zuffa, LLC dba Ultimate Fighting Championship
1676.	UFC Presents Fearless, T.J. Dillashaw	Registered	PA0001977541	8/19/2015	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1677.	UFC Forrest Griffin “The Ultimate Fighter”	Registered	PA0001977542	8/19/2015	Zuffa, LLC dba Ultimate Fighting Championship
1678.	BJ Penn	Registered	PA0001977543	8/19/2015	Zuffa, LLC dba Ultimate Fighting Championship
1679.	UFC FIGHT NIGHT: Swanson v Stephens - prelim	Registered	PA0001977604	8/3/2015	Zuffa, LLC dba Ultimate Fighting Championship
1680.	UFC FIGHT NIGHT: Swanson v Stephens - program	Registered	PA0001977605	8/3/2015	Zuffa, LLC dba Ultimate Fighting Championship
1681.	The Ultimate Fighter - Episode 2101 “Rumble in South Florida”	Registered	PA0001977876	8/3/2015	Zuffa, LLC d.b.a. Ultimate Fighting Productions, LLC
1682.	The Ultimate Fighter - Episode 2102 “Battle Lines Drawn”	Registered	PA0001977877	8/3/2015	Zuffa, LLC d.b.a. Ultimate Fighting Productions, LLC
1683.	The Ultimate Fighter - Episode 2103 “Settling the Score”	Registered	PA0001977878	8/3/2015	Zuffa, LLC d.b.a. Ultimate Fighting Productions, LLC
1684.	The Ultimate Fighter - Episode 2104 “Boiling Point”	Registered	PA0001977879	8/3/2015	Zuffa, LLC d.b.a. Ultimate Fighting Productions, LLC
1685.	The Ultimate Fighter - Episode 2105 “Battle Wounds”	Registered	PA0001977880	8/3/2015	Zuffa, LLC d.b.a. Ultimate Fighting Productions, LLC
1686.	The Ultimate Fighter - Episode 2106 “Fight Through the Pain”	Registered	PA0001977881	8/3/2015	Zuffa, LLC d.b.a. Ultimate Fighting Productions, LLC
1687.	The Ultimate Fighter - Episode 2107 “Eyes on the Prize”	Registered	PA0001977882	8/3/2015	Zuffa, LLC d.b.a. Ultimate Fighting Productions, LLC
1688.	The Ultimate Fighter - Episode 2108 “Lightening Strikes Twice”	Registered	PA0001977883	8/3/2015	Zuffa, LLC d.b.a. Ultimate Fighting Productions, LLC
1689.	UFC 193: Ronda Rousey v Holly Holm, Joanna Jedrezejczyk v Valerie Letourneau - program	Registered	PA0001980009	12/18/2015	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1690.	UFC 191: Demetrious Johnson v John Dodson - program	Registered	PA0001980010	12/18/2015	Zuffa, LLC dba Ultimate Fighting Championship
1691.	UFC 191: Demetrious Johnson v John Dodson - prelim	Registered	PA0001980011	12/18/2015	Zuffa, LLC dba Ultimate Fighting Championship
1692.	UFC 193: Ronda Rousey v Holly Holm, Joanna Jedrezejczyk v Valerie Letourneau - prelim	Registered	PA0001980017	12/18/2015	Zuffa, LLC dba Ultimate Fighting Championship
1693.	UFC ULTIMATE MATT HUGHES	Registered	PA0001948968	4/20/2015	Zuffa, LLC dba Ultimate Fighting Championship
1694.	Pride.6/Yokohama Arena/7/4/99/SKY PerfecTV!	Registered	PA000986305	4/27/2000	Pride FC Worldwide Holdings, LLC
1695.	Pride.4/Tokyo Dome/10/11/98/SKY PerfecTV!	Registered	PA000986306	4/27/2000	Pride FC Worldwide Holdings, LLC
1696.	Pride.2/Yokohama Arena - 3/15/98-SKY PerfecTV!	Registered	PA000986307	4/27/2000	Pride FC Worldwide Holdings, LLC
1697.	Pride.3/Nippon Budokan/6/24/98/SKY PerfecTV!	Registered	PA000986308	4/27/2000	Pride FC Worldwide Holdings, LLC
1698.	Pride.7/Yokohama Arena/9/12/99/SKY PerfecTV!	Registered	PA000986309	4/27/2000	Pride FC Worldwide Holdings, LLC
1699.	Pride.7/Yokohama Arena/9/12/99/Video Sample	Registered	PA000986310	4/27/2000	Pride FC Worldwide Holdings, LLC
1700.	Pride.3/Nippon Budokan/6/24/98/Video Sample	Registered	PA000986311	4/27/2000	Pride FC Worldwide Holdings, LLC
1701.	Pride.2/Yokohama Arena - 3/15/98-Video Sample	Registered	PA000986312	4/27/2000	Pride FC Worldwide Holdings, LLC
1702.	Pride.5/Nagoya Rainbow Hall/04/29/99/Official Video	Registered	PA000986313	4/27/2000	Pride FC Worldwide Holdings, LLC
1703.	Pride.5/Nagoya Rainbow Hall/04/29/99/SKY PerfecTV!	Registered	PA000986314	4/27/2000	Pride FC Worldwide Holdings, LLC
1704.	Pride.8/Ariake Colosseum/11/21/99/Official Video	Registered	PA000986315	4/27/2000	Pride FC Worldwide Holdings, LLC
1705.	Pride.1/Tokyo Dome/10/11/97/Video Sample	Registered	PA000986316	4/27/2000	Pride FC Worldwide Holdings, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1706.	Pride.6/Yokohama Arena/7/4/99/Official Video	Registered	PA000986317	4/27/2000	Pride FC Worldwide Holdings, LLC
1707.	Pride.8/Ariake Colosseum/11/21/99/SKY PerfecTV!	Registered	PA000986318	4/27/2000	Pride FC Worldwide Holdings, LLC
1708.	Pride.4/Tokyo Dome/10/11/98/Video Sample	Registered	PA000986320	4/27/2000	Pride FC Worldwide Holdings, LLC
1709.	Pride.1 in Tokyo Dome/10/11/97/from SKY PerfecTV!	Registered	PA000989471	5/18/2000	Pride FC Worldwide Holdings, LLC
1710.	PRIDE - NO - KISEKI, KAZUSHI SAKURABA	Registered	PA000989472	5/18/2000	Pride FC Worldwide Holdings, LLC
1711.	KRS PRIDE 1 - NO - SHOUMEI	Registered	PA000989473	5/18/2000	Pride FC Worldwide Holdings, LLC
1712.	UFC 94: St. Pierre vs. Penn 2	Registered	PA001660367		Zuffa, LLC
1713.	Pride 30 Starting Over Saitama Super Arena 10/23/05 Home Video Version	Registered	PAu003022112	5/13/2005	Pride FC Worldwide Holdings, LLC
1714.	UFC 60-Spanish	Registered	PAu003355207	6/18/2008	Zuffa, LLC
1715.	UFC Fight Night Live 9-Spanish	Registered	PAu003355214	6/18/2008	Zuffa, LLC
1716.	Ortiz vs. Shamrock 3-Spanish	Registered	PAu003355215	6/18/2008	Zuffa, LLC
1717.	UFC Fight Night Live 8-Spanish	Registered	PAu003355218	6/18/2008	Zuffa, LLC
1718.	UFC Fight Night 5-Spanish	Registered	PAu003355221	6/18/2008	Zuffa, LLC
1719.	UFC 77-Spanish	Registered	PAu003355223	6/18/2008	Zuffa, LLC
1720.	UFC 75-Spanish	Registered	PAu003355224	6/18/2008	Zuffa, LLC
1721.	UFC 72-Spanish	Registered	PAu003355228	6/18/2008	Zuffa, LLC
1722.	UFC 61-Spanish	Registered	PAu003355232	6/18/2008	Zuffa, LLC
1723.	UFC 62-Spanish	Registered	PAu003355233	6/18/2008	Zuffa, LLC
1724.	UFC 63-Spanish	Registered	PAu003355234	6/18/2008	Zuffa, LLC
1725.	UFC 64-Spanish	Registered	PAu003355235	6/18/2008	Zuffa, LLC
1726.	UFC 65-Spanish	Registered	PAu003355236	6/18/2008	Zuffa, LLC
1727.	UFC 66-Spanish	Registered	PAu003355237	6/18/2008	Zuffa, LLC
1728.	UFC 67-Spanish	Registered	PAu003355238	6/18/2008	Zuffa, LLC
1729.	UFC Fight Night 1-Spanish	Registered	PAu003363040	9/22/2008	Zuffa, LLC
1730.	UFC 69-Spanish	Registered	PAu003363156	9/22/2008	Zuffa, LLC
1731.	UFC 68-Spanish	Registered	PAu003363157	9/22/2008	Zuffa, LLC
1732.	Wrekcage: Episode 002	Registered	PAu003365161	3/12/2008	WEC Holdings, LLC
1733.	Wrekcage: Episode 003	Registered	PAu003365178	3/12/2008	WEC Holdings, LLC
1734.	Wrekcage: Episode 004	Registered	PAu003365187	3/12/2008	WEC Holdings, LLC
1735.	Wrekcage: Episode 005	Registered	PAu003365198	3/12/2008	WEC Holdings, LLC
1736.	Wrekcage: Episode 006	Registered	PAu003365203	3/12/2008	WEC Holdings, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1737.	World Extreme Cagefighting 32 Condit vs. Prater	Registered	PAu003365210	3/12/2008	WEC Holdings, LLC
1738.	Wrekcage: Episode 001	Registered	PAu003365212	3/12/2008	WEC Holdings, LLC
1739.	UFC 91-Spanish	Registered	PAu003379563	1/26/2009	Zuffa, LLC
1740.	UFC 85-Spanish	Registered	PAu003379565	1/26/2009	Zuffa, LLC
1741.	UFC 84-Spanish	Registered	PAu003379567	1/26/2009	Zuffa, LLC
1742.	UFC 87: Seek and Destroy-Spanish Program Line Cut	Registered	PAu003379569	1/26/2009	Zuffa, LLC
1743.	UFC 90-Spanish	Registered	PAu003379948	1/26/2009	Zuffa, LLC
1744.	UFC 51-Spanish	Registered	PAu003382216	2/27/2009	Zuffa, LLC
1745.	UFC 46-Spanish	Registered	PAu003382217	2/27/2009	Zuffa, LLC
1746.	UFC 48-Spanish	Registered	PAu003382218	2/27/2009	Zuffa, LLC
1747.	UFC 49-Spanish	Registered	PAu003382221	2/27/2009	Zuffa, LLC
1748.	UFC 50-Spanish	Registered	PAu003382222	2/27/2009	Zuffa, LLC
1749.	UFC 52-Spanish	Registered	PAu003382225	2/27/2009	Zuffa, LLC
1750.	UFC 53-Spanish	Registered	PAu003382227	2/27/2009	Zuffa, LLC
1751.	UFC 58-Spanish	Registered	PAu003382228	2/27/2009	Zuffa, LLC
1752.	UFC 43-Spanish	Registered	PAu003382230	2/27/2009	Zuffa, LLC
1753.	UFC 45-Spanish	Registered	PAu003382231	2/27/2009	Zuffa, LLC
1754.	UFC 89-Spanish	Registered	PAu003382233	2/27/2009	Zuffa, LLC
1755.	UFC 81-Spanish	Registered	PAu003383500	12/23/2008	Zuffa, LLC
1756.	UFC 83-Spanish	Registered	PAu003383568	12/23/2008	Zuffa, LLC
1757.	The Ultimate Fighter 5 Finale-Spanish	Registered	PAu003383578	12/23/2008	Ultimate Fighting Productions, LLC
1758.	UFC 79-Spanish	Registered	PAu003383586	12/23/2008	Zuffa, LLC
1759.	UFC 82-Spanish	Registered	PAu003383596	12/23/2008	Zuffa, LLC
1760.	UFC Fight Night Live 12-Spanish	Registered	PAu003383618	12/23/2008	Zuffa, LLC
1761.	UFC Fight Night Live 13-Spanish	Registered	PAu003383620	12/23/2008	Zuffa, LLC
1762.	UFC 74-Spanish	Registered	PAu003383629	12/23/2008	Zuffa, LLC
1763.	UFC 78-Spanish	Registered	PAu003383631	12/23/2008	Zuffa, LLC
1764.	The Ultimate Fighter 4 Finale-Spanish	Registered	PAu003383772	12/23/2008	Ultimate Fighting Productions, LLC
1765.	UFC Fight Night Live 11-Spanish	Registered	PAu003383774	12/23/2008	Zuffa, LLC
1766.	UFC 80-Spanish	Registered	PAu003383775	12/23/2008	Zuffa, LLC
1767.	WEC 38: Varner vs. Cerrone - prelim	Registered	PAu003385054	4/16/2009	WEC Holdings, LLC
1768.	WEC 39: Brown vs. Garcia - prelim	Registered	PAu003385061	4/16/2009	WEC Holdings, LLC
1769.	UFC 86-Spanish	Registered	PAu003393642	3/20/2009	Zuffa, LLC
1770.	UFC 88-Spanish	Registered	PAu003393662	3/20/2009	Zuffa, LLC
1771.	UFC 97-Spanish	Registered	PAu003399243	5/22/2009	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1772.	The Ultimate Fighter 7 Finale-Spanish	Registered	PAu003401372	5/20/2009	Ultimate Fighting Productions, LLC
1773.	UFC 94-Spanish	Registered	PAu003401375	5/20/2009	Zuffa, LLC
1774.	UFC Fight Night 16: Fight for the Troops-Spanish Program Line Cut.	Registered	PAu003401378	5/20/2009	Zuffa, LLC dba Ultimate Fighting Championship
1775.	The Ultimate Fighter 8 Finale-Spanish	Registered	PAu003401380	5/20/2009	Ultimate Fighting Productions, LLC
1776.	UFC Fight Night 16: Fight for the Troops - Spanish program line cut	Registered	PAu003401382	5/20/2009	Zuffa, LLC dba Ultimate Fighting Championship
1777.	UFC 95-Spanish	Registered	PAu003401387	5/20/2009	Zuffa, LLC
1778.	WEC 41: Brown vs Faber 2	Registered	PAu003406710	7/22/2009	WEC Holdings, LLC
1779.	UFC 55-Spanish	Registered	PAu003488100	1/6/2009	Zuffa, LLC
1780.	UFC 54-Spanish	Registered	PAu003488104	1/6/2009	Zuffa, LLC
1781.	UFC 56-Spanish	Registered	PAu003488120	1/6/2009	Zuffa, LLC
1782.	UFC 59-Spanish	Registered	PAu003503483	12/16/2008	Zuffa, LLC
1783.	UFC 47-Spanish	Registered	PAu003503491	12/16/2008	Zuffa, LLC
1784.	UFC 44-Spanish	Registered	PAu003503498	12/16/2008	Zuffa, LLC
1785.	UFC 40-Spanish	Registered	PAu003503504	12/16/2008	Zuffa, LLC
1786.	Warriors of the Ultimate Fighting Championship	Registered	TX0006158294	4/1/2005	Zuffa, LLC
1787.	UFC Magazine: Apr/May 2010	Registered	TX0007199287	7/22/2010	Zuffa, LLC
1788.	UFC Magazine: Feb/Mar 2010	Registered	TX0007199289	7/22/2010	Zuffa, LLC
1789.	UFC Magazine Summer 2009	Registered	TX0007199291	7/22/2010	Zuffa, LLC
1790.	UFC Magazine Dec 2009/Jan 2010	Registered	TX0007241784	7/22/2010	Zuffa, LLC
1791.	UFC Magazine: October/November 2010	Registered	TX0007246269	10/28/2010	Zuffa, LLC
1792.	UFC Magazine: August/September 2010	Registered	TX0007246273	10/28/2010	Zuffa, LLC
1793.	UFC Magazine: June/July 2010	Registered	TX0007246275	10/28/2010	Zuffa, LLC
1794.	UFC Magazine: February/March 2011	Registered	TX0007339185	3/25/2011	Zuffa, LLC
1795.	UFC Magazine: April/May 2011	Registered	TX0007346215	4/18/2011	Zuffa, LLC
1796.	UFC Magazine: June/July 2011	Registered	TX0007452644	8/26/2011	Zuffa, LLC
1797.	UFC Magazine: Winter 2012	Registered	TX0007491708	1/19/2012	Zuffa, LLC
1798.	UFC Magazine: March 2012	Registered	TX0007512282	3/14/2012	Zuffa, LLC
1799.	UFC Magazine: August/September 2012	Registered	TX0007601933	10/19/2012	Zuffa, LLC
1800.	UFC Fit Winter 2013	Registered	TX0007664033	3/13/2013	Zuffa, LLC
1801.	UFC 360: Feb/March 2013	Registered	TX0007680975	4/25/2013	Zuffa, LLC
1802.	UFC 360: April/May 2013	Registered	TX0007684368	5/1/2013	Zuffa, LLC
1803.	UFC 360: December 2012/January 2013	Registered	TX0007686852	5/6/2013	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1804.	UFC 360: June/July 2013	Registered	TX0007695165	6/6/2013	Zuffa, LLC
1805.	UFC Magazine: Apr/May 2012	Registered	TX0007695174	6/6/2013	Zuffa, LLC
1806.	UFC Magazine: June/July 2012	Registered	TX0007695178	6/6/2013	Zuffa, LLC
1807.	UFC Magazine: Oct/Nov 2012	Registered	TX0007695179	6/6/2013	Zuffa, LLC
1808.	UFC 360: August/September 2013	Registered	TX0007729276	7/31/2013	Zuffa, LLC
1809.	UFC 360: 20th Anniversary Special Winter 2014	Registered	TX0007775453	11/29/2013	Zuffa, LLC
1810.	UFC 360: Oct/Nov 2013	Registered	TX0007789420	10/28/2013	Zuffa, LLC
1811.	UFC 360: Dec 2013/Jan 2014	Registered	TX0007799646	1/17/2014	Zuffa, LLC
1812.	UFC 360: Feb/March 2014	Registered	TX0007805644	2/10/2014	Zuffa, LLC
1813.	UFC 360: April/May 2014	Registered	TX0007835301	4/4/2014	Zuffa, LLC
1814.	UFC The Official Magazine: June/July 2014	Registered	TX0007895205	7/14/2014	Zuffa, LLC
1815.	UFC The Official Magazine: August / Sept	Registered	TX0007908822	8/20/2014	Zuffa, LLC
1816.	UFC The Official Magazine: October/November	Registered	TX0007957800	9/22/2014	Zuffa, LLC
1817.	UFC The Official Magazine: December 2014/January 2015	Registered	TX0007989014	12/31/2014	Zuffa, LLC
1818.	UFC The Official Magazine: February/March 2015	Registered	TX0007996845	2/29/2015	Zuffa, LLC
1819.	UFC The Official Magazine: April/May 2015	Registered	TX0008026927	4/8/2015	Zuffa, LLC
1820.	UFC The Official Magazine: June/July 2015	Registered	TX0008076252	7/9/2015	Zuffa, LLC
1821.	UFC The Official Magazine: August/September 2015	Registered	TX0008106576	7/24/2015	Zuffa, LLC
1822.	UFC The Official Magazine: October/November 2015	Registered	TX0008139893	11/9/2015	Zuffa, LLC
1823.	UFC Championship Belt	Registered	VA0001802913	9/22/2011	Zuffa, LLC
1824.	Countdown to UFC 100	Registered	PA0001685759	8/4/2009	Zuffa, LLC
1825.	Countdown to UFC 101	Registered	PA0001648180	9/17/2009	Zuffa, LLC
1826.	Countdown to UFC 102	Registered	PA0001648175	9/17/2009	Zuffa, LLC
1827.	Countdown to UFC 103	Registered	PA0001666064	12/9/2009	Zuffa, LLC
1828.	Countdown to UFC 104: Machida vs. Shogun	Registered	PA0001666073	12/9/2009	Zuffa, LLC
1829.	Countdown to UFC 105: Couture vs. Vera	Registered	PA0001666068	12/9/2009	Zuffa, LLC
1830.	Countdown to UFC 106	Registered	PA0001665766	12/9/2009	Zuffa, LLC
1831.	COUNTDOWN TO UFC 164: Jose Aldo v Korean Zombie	Registered	PA0001879053	11/25/2013	Zuffa, LLC dba Ultimate Fighting Championship
1832.	Ortiz vs. Shamrock : no. 3, The final chapter	Registered	PA0001364695	1/29/2007	Zuffa, LLC
1833.	Rampage vs. Hamill : Spanish Preliminary Line Cut	Registered	PA0001832866	3/25/2013	Zuffa, LLC
1834.	Rampage vs. Hamill : Spanish Program Line Cut	Registered	PA0001832867	3/25/2013	Zuffa, LLC
1835.	UFC 101: Declaration	Registered	PA0001648170	9/17/2909	Zuffa, LLC
1836.	UFC 104: Machida vs. Shogun	Registered	PA0001665773	12/9/2009	Zuffa, LLC
1837.	UFC 106: Ortiz vs. Griffin 2	Registered	PA0001665770	12/9/2009	Zuffa, LLC
1838.	UFC 107: Penn vs. Sanchez	Registered	PA0001681519	3/18/2010	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1839.	UFC 108: Evans vs. Silva	Registered	PA0001681521	3/18/2010	Zuffa, LLC
1840.	UFC 109: Relentless	Registered	PA0001681520	3/18/2010	Zuffa, LLC
1841.	UFC 110: Nogueira vs. Velasquez	Registered	PA0001681526	3/18/2010	Zuffa, LLC
1842.	UFC 112: Invincible	Registered	PA0001711293	5/5/2010	Zuffa, LLC
1843.	UFC 113: Machida vs. Shogun 2	Registered	PA0001707015	6/10/2010	Zuffa, LLC
1844.	UFC 114: Rampage vs. Evans	Registered	PA0001707013	6/10/2010	Zuffa, LLC
1845.	UFC 115: Liddell vs. Franklin	Registered	PA0001731363	9/1/2010	Zuffa, LLC
1846.	UFC 116: Lesnar vs. Carwin	Registered	PA0001731364	9/1/2010	Zuffa, LLC
1847.	UFC 118: Edgar vs. Penn 2	Registered	PA0001757535	11/16/2010	Zuffa, LLC
1848.	UFC 199: Mir vs. Cro Cop	Registered	PA0001757581	11/16/2010	Zuffa, LLC
1849.	UFC 120: Bisping vs. Akiyama	Registered	PA0001743933	2/28/2011	Zuffa, LLC
1850.	UFC : 121, Lesnar vs. Velasquez	Registered	PA0001743944	2/28/2011	Zuffa, LLC
1851.	UFC : 122, Marquardt vs. Okami	Registered	PA0001743936	2/28/2011	Zuffa, LLC
1852.	UFC : 123, Rampage vs. Machida	Registered	PA0001743934	2/28/2011	Zuffa, LLC
1853.	UFC : 124, St-Pierre vs. Koscheck 2	Registered	PA0001743947	2/28/2011	Zuffa, LLC
1854.	UFC : 125, Resolution Edgar vs Maynard	Registered	PA0001743948	2/28/2011	Zuffa, LLC
1855.	UFC 126: Silva vs. Belfort	Registered	PA0001781981	4/29/2011	Zuffa, LLC
1856.	UFC 127: Penn vs. Fitch	Registered	PA0001781969	4/29/2011	Zuffa, LLC
1857.	UFC 128: Shogun vs. Jones	Registered	PA0001783266	6/14/2011	Zuffa, LLC
1858.	UFC 130: Rampage vs. Hamill	Registered	PA0001783870	6/14/2011	Zuffa, LLC
1859.	UFC 133: Evans v Ortiz	Registered	PA0001785791	4/2/2012	Zuffa, LLC
1860.	UFC 133: Evans v Ortiz	Registered	PA0001785825	4/2/2012	Zuffa, LLC
1861.	UFC 136 Live on Pay Per View EDGAR vs. MAYNARD III (10/8/2011)	Registered	PA0001773067	1/10/2012	Zuffa, LLC
1862.	UFC 137 Live on Pay-Per-View Penn vs. Diaz (10/29/2011)	Registered	PA0001773040	1/10/2012	Zuffa, LLC
1863.	UFC 137: Penn v Diaz, Spanish Preliminary Broadcast	Registered	PA0001775415	1/31/2012	Zuffa, LLC
1864.	UFC 138 LEBEN vs. MUNOZ (11/05/2011)	Registered	PA0001773036	1/10/2012	Zuffa, LLC
1865.	UFC 139 Live on Pay-Per-View Shogun vs. Henderson (11/19/2011)	Registered	PA0001780188	1/25/2012	Zuffa, LLC
1866.	UFC 141 Live on Pay-Per-View Lesnar vs. Overeem (12/30/2011)	Registered	PA0001780183	1/25/2012	Zuffa, LLC
1867.	UFC 142 : Aldo v Mendes, French Preliminary Line Cut	Registered	PA0001782109	3/20/2012	Zuffa, LLC
1868.	UFC 142 : Aldo v Mendes, French Program Line Cut	Registered	PA0001782110	3/20/2012	Zuffa, LLC
1869.	UFC 143 Live on Pay-Per-View Diaz vs. Condit (02/04/2012)	Registered	PA0001797920	6/21/2012	Zuffa, LLC
1870.	UFC 144 Live on Pay-Per-View, Edgar vs Henderson (2/25/2012)	Registered	PA0001807158	4/9/2012	Zuffa, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1871.	UFC 145 Live on Pay-Per-View Jones vs. Evans : (04/21/2012)	Registered	PA0001797918	6/21/2012	Zuffa, LLC
1872.	UFC 166: Can Velasquez v Junior Dos Santos - Preliminary Line Cut.	Registered	PA0001879067	11/25/2013	Zuffa, LLC
1873.	UFC 174, Johnson vs Bagautinov - Countdown to UFC 174	Registered	PA0001915535	4/8/2014	Zuffa, LLC dba Ultimate Fighting Championship
1874.	UFC All Access : 101, Rich Franklin	Registered	PA0001597956	9/20/2007	Zuffa, LLC
1875.	UFC All Access : 106, Chuck Liddell	Registered	PA0001597972	9/20/2007	Zuffa, LLC
1876.	UFC All Access : 108, Quinton “Rampage” Jackson	Registered	PA0001597971	9/20/2007	Zuffa, LLC
1877.	UFC All Access : 109, Sean Sherk	Registered	PA0001597959	9/20/2007	Zuffa, LLC
1878.	UFC All Access, Matt Hughes	Registered	PA0001606518	9/20/2007	Zuffa, LLC
1879.	UFC BAD BLOOD : Chuck Liddell v Tito Ortiz : FUUFC9312H	Registered	PA0001993458	10/8/2015	Zuffa, LLC dba Ultimate Fighting Championship
1880.	UFC best of 2007	Registered	PA0001675857	6/22/2009	Zuffa, LLC
1881.	UFC Best of 2008	Registered	PA0001675865	6/22/2009	Zuffa, LLC
1882.	UFC FIGHT FLASHBACK: Barao v Dillashaw I	Registered	PA0001994807	8/10/2015	Zuffa, LLC dba Ultimate Fighting Championship
1883.	UFC FIGHT FLASHBACK: Johnson v Benavides I	Registered	PA0001994979	8/10/2015	Zuffa, LLC dba Ultimate Fighting Championship
1884.	UFC FIGHT FLASHBACK: Rousey v Tate II	Registered	PA0001995481	8/10/2015	Zuffa, LLC dba Ultimate Fighting Championship
1885.	UFC Fight Night 12.	Registered	PA0001621515	6/25/2008	Zuffa, LLC
1886.	UFC Fight Night 13: Florian vs. Lauzon.	Registered	PA0001621496	6/25/2008	Zuffa, LLC
1887.	UFC Fight Night 19.	Registered	PA0001658959	11/25/2009	Zuffa, LLC
1888.	UFC fight night 6.	Registered	PA0001367774	3/27/2007	Zuffa, LLC
1889.	UFC FIGHT NIGHT: Chad Mendes v Ricardo Lamas - preliminary line cut	Registered	PA0001958810	6/22/2015	Zuffa, LLC dba Ultimate Fighting Championship
1890.	UFC FIGHT NIGHT: Chad Mendes v Ricardo Lamas - program line cut	Registered	PA0001958807	6/22/2015	Zuffa, LLC dba Ultimate Fighting Championship
1891.	UFC Fight Night, Diaz vs. Guillard-Spanish Program Line Cut	Registered	PA0001650234	10/16/2009	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1892.	UFC Fight Night: Diaz vs. Neer	Registered	PA0001659971	3/26/2009	Zuffa, LLC
1893.	UFC Fight Night: Fight for the Troops.	Registered	PA0001660371	3/26/2009	Zuffa, LLC
1894.	UFC Fight Night: Florian vs. Gomi.	Registered	PA0001686201	4/15/2010	Zuffa, LLC
1895.	UFC FIGHT NIGHT: Gabriel Gonzaga v Mirco Cro Cop - preliminary line cut.	Registered	PA0001958809	6/22/2015	Zuffa, LLC dba Ultimate Fighting Championship
1896.	UFC FIGHT NIGHT: Gabriel Gonzaga v Mirco Cro Cop - program line cut.	Registered	PA0001958806	6/22/2015	Zuffa, LLC dba Ultimate Fighting Championship
1897.	UFC FIGHT NIGHT: Gunnar Nelson v Rick Story - Preliminary Line Cut.	Registered	PA0001937414	1/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1898.	UFC FIGHT NIGHT: Gunnar Nelson v Rick Story - Program Line Cut.	Registered	PA0001937415	1/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1899.	UFC FIGHT NIGHT: Henderson vs Thatch : 1st Bank Center, Broomfield, Colorado	Registered	PA0001947362	3/31/2015	Zuffa, LLC dba Ultimate Fighting Championship
1900.	UFC FIGHT NIGHT: Jedrzejczyk vs Penne : Prelim Line Cut	Registered	PA0001985141	9/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1901.	UFC FIGHT NIGHT: Jedrzejczyk vs Penne : Program Line Cut	Registered	PA0001985142	9/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1902.	UFC Fight Night: Lauzon vs. Stephens.	Registered	PA0001660361	3/9/2009	Zuffa, LLC
1903.	UFC Fight Night Live 11-Spanish Program Line Cut.	Registered	PAu003383774	12/2/2008	Zuffa, LLC
1904.	UFC Fight Night Live 8-Spanish Program Line Cut.	Registered	PAu003355218	6/18/2008	Zuffa, LLC
1905.	UFC FIGHT NIGHT, Louis Smolka v Patrick Holohan.	Registered	PA0001984497	1/20/2016	Zuffa, LLC dba Ultimate Fighting Championship
1906.	UFC FIGHT NIGHT, Louis Smolka v Patrick Holohan	Registered	PA0001984494	1/20/2016	Zuffa, LLC dba Ultimate Fighting Championship
1907.	UFC FIGHT NIGHT: Machida vs Romero : Prelim Line Cut	Registered	PA0001985136	9/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1908.	UFC FIGHT NIGHT: Machida vs Romero : Program Line Cut	Registered	PA0001985135	9/28/2015	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1909.	UFC Fight Night: Marquardt vs. Palhares	Registered	PA0001757532	11/16/2010	Zuffa, LLC
1910.	UFC Fight Night: Maynard vs. Diaz	Registered	PA0001681525	3/18/2010	Zuffa, LLC
1911.	UFC Fight Night: Silva vs. Irvin	Registered	PA0001659965		Zuffa, LLC
1912.	UFC FIGHT NIGHT : Spanish Preliminary Line Cut : FS1 26, Bigfoot Silva v Frank Mir	Registered	PA0001993423	10/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1913.	UFC FIGHT NIGHT : Spanish Program Line Cut : FSI 126, Bigfoot Silva v Frank Mir	Registered	PA0001993422	10/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1914.	UFC FIGHT NIGHT STORIES FROM POLAND : CRO COP VS GONZAGA	Registered	PA0001958813	6/22/2015	Zuffa, LLC dba Ultimate Fighting Championship
1915.	UFC : no. 53, Heavy hitters	Registered	PA0001309809	11/18/2005	Zuffa, LLC
1916.	UFC : no. 54, Boiling point.	Registered	PA0001309810	11/18/2005	Zuffa, LLC
1917.	UFC : no. 59, Reality check.	Registered	PA0001364693	1/29/2007	Zuffa, LLC
1918.	UFC : no. 60, Hughes vs. Gracie.	Registered	PA0001364694	1/29/2007	Zuffa, LLC
1919.	UFC : no. 62, Liddell vs. Sobral.	Registered	PA0001364692	1/29/2007	Zuffa, LLC
1920.	UFC : no. 63, Hughes vs. Penn.	Registered	PA0001364697	1/29/2007	Zuffa, LLC
1921.	UFC : no. 64, Unstoppable.	Registered	PA0001364698	1/29/2007	Zuffa, LLC
1922.	UFC NOW : 128.	Registered	PA0001993433	10/8/2015	Zuffa, LLC dba Ultimate Fighting Championship
1923.	UFC NOW : 129.	Registered	PA0001993432	10/8/2015	Zuffa, LLC dba Ultimate Fighting Championship
1924.	UFC NOW : 130.	Registered	PA0001993436	10/8/2015	Zuffa, LLC dba Ultimate Fighting Championship
1925.	UFC NOW : 132.	Registered	PA0001993435	10/8/2015	Zuffa, LLC dba Ultimate Fighting Championship
1926.	UFC NOW : 132.	Registered	PA0001993431	10/8/2015	Zuffa, LLC dba Ultimate Fighting Championship
1927.	UFC NOW: : 133.	Registered	PA0001993438	10/8/2015	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1928.	UFC NOW : 134.	Registered	PA0001993427	10/8/2015	Zuffa, LLC dba Ultimate Fighting Championship
1929.	UFC NOW : 201.	Registered	PA0001993415	10/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1930.	UFC NOW : 208.	Registered	PA0001993417	10/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1931.	UFC NOW : 209.	Registered	PA0001993419	10/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1932.	UFC NOW : 210.	Registered	PA0001993420	10/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1933.	UFC NOW : 212.	Registered	PA0001993421	10/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1934.	UFC on FOX: Lyoto Machida v Luke Rockhold - Preliminary Line Cut.	Registered	PA0001958811	6/22/2015	Zuffa, LLC dba Ultimate Fighting Championship
1935.	UFC on FOX: Lyoto Machida v Luke Rockhold - Program Line Cut.	Registered	PA0001958818	6/22/2015	Zuffa, LLC dba Ultimate Fighting Championship
1936.	UFC on FOX: Machida vs Rockhold : Spanish Prelim Line Cut.	Registered	PA0001985133	9/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1937.	UFC on FOX: Machida vs Rockhold : Spanish Program Line Cut.	Registered	PA0001985140	9/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1938.	UFC on Fox Velasquez vs. Dos Santos (11/12/2011)	Registered	PA0001773068	1/10/2012	ZuffA, LLC
1939.	UFC on FUEL: Nogueira v Werdum - Preliminary Line Cut	Registered	PA0001879035	11/25/2013	Zuffa, LLC dba Ultimate Fighting Championship
1940.	UFC on FUEL TV Gustafsson vs. Silva : (04/14/2012)	Registered	PA0001797919	6/21/2012	ZuffA, LLC
1941.	UFC on FUEL TV, Sanchez vs. Ellenberger (2/15/2012)	Registered	PA0001807159	4/9/2012	ZuffA, LLC
1942.	UFC on FX 2 Alves vs. Kampmann : (03/02/2012)	Registered	PA0001788057	4/16/2012	ZuffA, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1943.	UFC on Versus: Jones vs. Matyushenko.	Registered	PA0001757529	11/16/2010	ZuffA, LLC
1944.	UFC on Versus: Vera vs. Jones.	Registered	PA0001707020	6/10/2010	ZuffA, LLC
1945.	UFC RIO Aldo vs. Mendes (1/14/2012)	Registered	PA0001805243	2/2/2012	ZuffA, LLC
1946.	UFC ROAD TO THE OCTAGON: Machida vs Rockhold	Registered	PA0001985143	9/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1947.	UFC : Spanish Preliminary Line Cut : 185, Anthony Pettis v Rafael Dos Anjos & Carla Esparza v Joanna Jedrzejczyk	Registered	PA0001993426	10/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1948.	UFC : Spanish Program Line Cut : 185, Anthony Pettis v Rafael Dos Anjos & Carla Esparza v Joanna Jedrzejczyk	Registered	PA0001993425	10/26/2015	Zuffa, LLC dba Ultimate Fighting Championship
1949.	UFC The Official Magazine: Fitness Special. [Published: 2014-11-04. Issue: no. 32]	Registered	TX0007947633	11/5/2014	ZuffA, LLC
1950.	UFC ULTIMATE ROYCE GRACIE.	Registered	PA0001984504	1/20/2016	Zuffa, LLC dba Ultimate Fighting Championship
1951.	UFC UNLEASHED : 901	Registered	PA0001985137	9/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1952.	UFC UNLEASHED : 902	Registered	PA0001985138	9/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1953.	UFC UNLEASHED : 903	Registered	PA0001985128	9/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1954.	UFC UNLEASHED : 904	Registered	PA0001985129	9/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1955.	UFC UNLEASHED : 905	Registered	PA0001985134	9/28/2015	Zuffa, LLC dba Ultimate Fighting Championship
1956.	UFC64: Unstoppable-Spanish Program Line Cut.	Registered	PAu003355235	6/18/2008	ZuffA, LLC
1957.	Ultimate Fighter : American Top Team vs Blackzilians : 2101, Rumble in South Florida.	Registered	PA0001977876	8/3/2015	Zuffa, LLC dba Ultimate Fighting Championship
1958.	Ultimate Fighter : American Top Team vs Blackzilians : 2102, Battle Lines Drawn.	Registered	PA0001977877	8/3/2015	Zuffa, LLC dba Ultimate Fighting Championship

No.	Title	Status	Reg. No.	Reg. Date	Owner
1959.	Ultimate Fighter : American Top Team vs Blackzilians : 2103, Settling the Score.	Registered	PA0001977878	8/3/2015	Zuffa, LLC dba Ultimate Fighting Championship
1960.	Ultimate Fighter : American Top Team vs Blackzilians : 2104, Boiling Point.	Registered	PA0001977879	8/3/2015	Zuffa, LLC dba Ultimate Fighting Championship
1961.	Ultimate Fighter : American Top Team vs Blackzilians : 2105, Battle Wounds.	Registered	PA0001977880	8/3/2015	Zuffa, LLC dba Ultimate Fighting Championship
1962.	Ultimate Fighter : American Top Team vs Blackzilians : 2106, Fight Through the Pain.	Registered	PA0001977881	8/3/2015	Zuffa, LLC dba Ultimate Fighting Championship
1963.	Ultimate Fighter : American Top Team vs Blackzilians : 2107, Eyes on the Prize.	Registered	PA0001977882	8/3/2015	Zuffa, LLC dba Ultimate Fighting Championship
1964.	Ultimate Fighter : American Top Team vs Blackzilians : 2108, Lightning Strikes Twice.	Registered	PA0001977883	8/3/2015	Zuffa, LLC dba Ultimate Fighting Championship
1965.	Ultimate Fighter Nations: Canada v Australia : 1001, Strangers in a Strange Land.	Registered	PA0001898531	3/24/2014	ZuffA, LLC
1966.	Ultimate Fighter Nations: Canada v Australia : 1002, Bad Hair Day.	Registered	PA0001898529	3/24/2014	ZuffA, LLC
1967.	Ultimate Fighter Nations: Canada v Australia : 1003, The Bible Thumper.	Registered	PA0001898532	3/24/2014	ZuffA, LLC
1968.	Ultimate Fighter Nations: Canada v Australia : 1004, The Wild Thing.	Registered	PA0001898530	3/24/2014	ZuffA, LLC
1969.	Ultimate Fighter Nations: Canada v Australia : 1005, Resurrection.	Registered	PA0001898533	3/24/2014	ZuffA, LLC
1970.	Ultimate Fighter Nations: Canada v Australia : 1006, Chills & Thrills.	Registered	PA0001898534	3/24/2014	ZuffA, LLC
1971.	Ultimate Fighter Nations: Canada v Australia : 1007, Young Blood.	Registered	PA0001902628	5/26/2014	ZuffA, LLC
1972.	Ultimate Fighter Nations: Canada v Australia : 1008, Rattle them Bones.	Registered	PA0001902624	5/27/2014	ZuffA, LLC
1973.	Ultimate Fighter Nations: Canada v Australia : 1009, Deja Vu.	Registered	PA0001902627	5/27/2014	ZuffA, LLC
1974.	Ultimate Fighter (TUF) 6 Finale: Team Hughes vs. Team Serra.	Registered	PA0001621505	6/25/2008	ZuffA, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1975.	Ultimate Iceman.	Registered	PA0001659957	3/26/2009	ZuffA, LLC
1976.	“Bad Blood: Dana White vs. Tito Ortiz”	Registered	PA0001617739	11/19/2007	Ultimate Fighting Productions, LLC
1977.	The Ultimate Fighter : 1406, THROWN TO THE LIONS	Registered	PA0001797469	5/10/2012	Ultimate Fighting Productions, LLC
1978.	The Ultimate Fighter : 1411, TUF14 Finale	Registered	PA0001797478	5/10//2012	Ultimate Fighting Productions, LLC
1979.	The Ultimate Fighter Episode 1303.	Registered	PA0001800093	10/24/2011	Ultimate Fighting Productions, LLC
1980.	The Ultimate Fighter Episode 1304.	Registered	PA0001800092	10/24/2011	Ultimate Fighting Productions, LLC
1981.	The Ultimate Fighter Episode 1305.	Registered	PA0001800094	10/24/2011	Ultimate Fighting Productions, LLC
1982.	The Ultimate Fighter Episode 1306.	Registered	PA0001800149	10/24/2011	Ultimate Fighting Productions, LLC
1983.	The Ultimate Fighter Episode 1307.	Registered	PA0001800152	10/24/2011	Ultimate Fighting Productions, LLC
1984.	The Ultimate Fighter Episode 1308.	Registered	PA0001800154	10/24/2011	Ultimate Fighting Productions, LLC
1985.	The Ultimate Fighter Live : 1505, That Miserable Feeling	Registered	PA0001800495	8/6/2012	Ultimate Fighting Productions, LLC
1986.	The Ultimate Fighter, Season 17 Finale - program line cut	Registered	PA0001858604	6/27/2013	Ultimate Fighting Productions, LLC
1987.	The Ultimate Fighter: Team Joanna vs Team Claudia : 2301, Ladies and Gents	Registered	PA0001994378	7/7/2016	Ultimate Fighting Productions, LLC
1988.	The Ultimate Fighter: The Tuffest 25 Moments	Registered	PA0001607505	11/19/2007	Ultimate Fighting Productions, LLC
1989.	The Ultimate Fighter, Victory’s All That Matters	Registered	PA0001721504	1/24/2011	Ultimate Fighting Productions, LLC
1990.
1991.	Aldo vs. Faber	Registered	PA0001707017	6/10/2010	WEC Holdings, LLC
1992.	Best of WEC	Registered	PA0001727715	8/9/2010	WEC Holdings, LLC
1993.	WEC 28: Faber vs. Farra	Registered	PA0001685762	8/4/2009	WEC Holdings, LLC
1994.	WEC 29: Condit vs. Larson.	Registered	PA0001679837	2/19/2008	WEC Holdings, LLC
1995.	WEC 31 Faber vs. Curran.	Registered	PA0001685938	6/22/2009	WEC Holdings, LLC
1996.	WEC 32: Condit vs. Prater.	Registered	PA0001686023	6/22/2009	WEC Holdings, LLC
1997.	WEC 33: Marshall vs. Stann.	Registered	PA0001686048	6/22/2009	WEC Holdings, LLC

No.	Title	Status	Reg. No.	Reg. Date	Owner
1998.	WEC 34: Faber vs. Pulver.	Registered	PA0001686052	6/22/2009	WEC Holdings, LLC
1999.	WEC 35: Condit vs. Miura.	Registered	PA0001686015	6/22/2009	WEC Holdings, LLC
2000.	WEC 36: Faber vs. Brown.	Registered	PA0001659956	3/26/2009	WEC Holdings, LLC
2001.	WEC 37: Torres vs. Tapia.	Registered	PA0001659960	3/26/2009	WEC Holdings, LLC
2002.	WEC 38: Varner vs. Cerrone.	Registered	PA0001686008	6/22/2009	WEC Holdings, LLC
2003.	WEC 39: Brown vs. Garcia.	Registered	PA0001685950	6/22/2009	WEC Holdings, LLC
2004.	WEC 40, Torres vs. Mizugaki.	Registered	PA0001672118	6/17/2009	WEC Holdings, LLC
2005.	WEC 41: Brown vs. Faber 2.	Registered	PA0001686019	6/22/2009	WEC Holdings, LLC
2006.	WEC 42: Torres vs. Bowles.	Registered	PA0001666071	12/9/2009	WEC Holdings, LLC
2007.	WEC 43: Cerrone vs. Henderson.	Registered	PA0001665776	12/9/2009	WEC Holdings, LLC
2008.	WEC 44: Brown vs. Aldo.	Registered	PA0001665774	12/9/2009	WEC Holdings, LLC
2009.	WEC 45: Cerrone vs. Ratcliff.	Registered	PA0001681522	3/18/2010	WEC Holdings, LLC
2010.	WEC 46: Varner vs. Henderson.	Registered	PA0001681524	3/18/2010	WEC Holdings, LLC
2011.	WEC 53: Henderson vs. Pettis.	Registered	PA0001781983	4/29/2011	WEC Holdings, LLC
2012.	WEC: Aldo vs. Gamburyan	Registered	PA0001757826	11/16/2010	WEC Holdings, LLC
2013.	WEC: Best of 2009	Registered	PA0001757528	11/16/2010	WEC Holdings, LLC
2014.	WEC: Bowles vs. Cruz	Registered	PA0001686198	4/15/2010	WEC Holdings, LLC
2015.	WEC: Cerrone vs. Ratcliff-Program Line Cut	Registered	PA0001672950	2/19/2010	WEC Holdings, LLC
2016.	WEC: Faber vs. Mizugaki.	Registered	PA0001743932	2/28/2011	WEC Holdings, LLC
2017.	WEC: Greatest Knockouts.	Registered	PA0001824748	10/19/2012	WEC Holdings, LLC
2018.	WEC: Greatest Knockouts 3.	Registered	PA0001781978	4/29/2011	WEC Holdings, LLC
2019.	WEC: Greatest Submissions.	Registered	PA0001781977	4/29/2011	WEC Holdings, LLC
2020.	WEC: Varner vs. Shalorus	Registered	PA0001731365	9/1/2010	WEC Holdings, LLC

	Claimant	Title	Registration No.
2021.	Zuffa, LLC	The ultimate fighting championship X: the tournament	N/A
2022.	Zuffa, LLC	The ultimate fighting championship man III	VA0000709717
2023.	Zuffa, LLC	The ultimate fighting championship man II	VA0000709013
2024.	Zuffa, LLC	The ultimate fighting championship IV	VA0000705860
2025.	Zuffa, LLC	The ultimate fighting championship man V	VA0000708134
2026.	Zuffa, LLC dba Ultimate Fighting Championship	COUNTDOWN TO UFC 163: Jose Aldo v Korean Zombie	PA0001879041

	Claimant	Title	Registration No.
2027.	Zuffa, LLC	COUNTDOWN TO UFC 166: Cain Velasquez v Junior Dos Santos III	PA0001879070
2028.	Zuffa, LLC	COUNTDOWN TO UFC 180: Fabricio Werdum v Mark Hunt	PA0001937408
2029.	Zuffa, LLC	COUNTDOWN TO UFC 183: Anderson Silva v Nick Diaz	PA0001942292
2030.	Zuffa, LLC	COUNTDOWN TO UFC 186: Demterious Johnson v Kyoji Horiguchi	PA0001958814
2031.	Zuffa, LLC	COUNTDOWN TO UFC 187: Anthony Johnson v Daniel Cornier & Chris Weidman v Vitor Belfort	PA0001961672
2032.	Zuffa, LLC	UFC 183: Anderson Silva v Nick Diaz – Preliminary Line Cut	PA0001942295
2033.	Zuffa, LLC	UFC 183: Anderson Silva v Nick Diaz –Program Line Cut	PA0001942294
2034.	Zuffa, LLC	UFC 186: Demetrious Johnson v Kyoji Horiguchi – Preliminary Line Cut	PA0001958815
2035.	Zuffa, LLC	UFC 186: Demetrious Johnson v Kyoji Horiguchi – French Program Line Cut	PA0001958805
2036.	Zuffa, LLC	UFC 186: Demetrious Johnson v Kyoji Horiguchi – Program Line Cut	PA0001958817
2037.	Zuffa, LLC	UFC 187: Anthony Johnson v Daniel Cormier & Chris Weidman v Vitor Belfort – Preliminary Line Cut	PA0001961674
2038.	Zuffa, LLC	UFC 187: Anthony Johnson v Daniel Cormier & Chris Weidman v Vitor Belfort – Program Line Cut	PA0001961670
2039.	Zuffa, LLC	UFC 190: Ronda Rousey v Bethe Correia – Preliminary Line Cut	PA0001985480
2040.	Zuffa, LLC	UFC 190: Ronda Rousey v Bethe Correia – Program Line Cut	PA0001985481
2041.	Zuffa, LLC	UFC 194, Jose Aldo v Conor McGregor and Chris Weidman v Luke Rockhold	PA0001984520
2042.	Zuffa, LLC	UFC 194, Jose Aldo v Conor McGregor and Chris Weidman v Luke Rockhold	PA0001984511
2043.	Zuffa, LLC	UFC 195: Robbie lAWler v Carlos Condit	PA0001984544
2044.	Zuffa, LLC	UFC 195: Robbie lAWler v Carlos Condit	PA0001984525
2045.	Zuffa, LLC	UFC 51—Super Saturday : pt. 1-2	PA0001280209

	Claimant	Title	Registration No.
2046.	Zuffa, LLC	UFC Fight Night, Condit vs. Kampmann	PA000167134
2047.	Zuffa, LLC	UFC FIGHT NIGHT : Edgar vs Swanson : 122	PA0001938805
2048.	Zuffa, LLC	UFC PRIMETIME : 1201, Ronda Rousey v Liz Carmouche	PA0001993445
2049.	Zuffa, LLC	UFC PRIMETIME : 1202, Ronda Rousey v Liz Carmouche	PA0001993441
2050.	Zuffa, LLC	UFC PRIMETIME : 1203, Ronda Rousey v Liz Carmouche	PA0001993440
2051.	Zuffa, LLC	UFC PRIMETIME : 802, Jon Jones v Rashad Evans	PA0001993447
2052.	Zuffa, LLC	UFC PRIMETIME : 803, Jon Jones v Rashad Evans	PA0001993430
2053.	Zuffa, LLC	UFC PRIMETIME: Velasquez v Dos Santos III	PA0001879072
2054.	Zuffa, LLC	UFC PRIMETIME: Velasquez v Dos Santos III	PA0001879064
2055.	Zuffa, LLC	UFC PRIMETIME: Velasquez v Dos Santos III	PA0001879060
2056.	Zuffa, LLC	UFC ULTIMATE 100 GREATEST FIGHTS : 101	PA0001985127
2057.	Zuffa, LLC	UFC ULTIMATE 100 GREATEST FIGHTS : 102	PA0001985130
2058.	Zuffa, LLC	UFC ULTIMATE 100 GREATEST FIGHTS : 103	PA0001985131
2059.	Zuffa, LLC	UFC ULTIMATE 100 GREATEST FIGHTS : 105	PA0001985132
2060.	Zuffa, LLC	UFC UNLEASHED : 1001	PA0001985139
2061.	Zuffa, LLC	UFC UNLEASHED : 1002	PA0001992736
2062.	Zuffa, LLC	UFC UNLEASHED : 1003, Li\ght Heavyweight Title Timeline	PA0001992737
2063.	Zuffa, LLC	UFC UNLEASHED : 1004	PA0001992770
2064.	Zuffa, LLC	UFC UNLEASHED : 1005	PA0001992771
2065.	Zuffa, LLC	UFC UNLEASHED : 1006	PA0001992773

	Claimant	Title	Registration No.
2066.	Zuffa, LLC	UFC UNLEASHED : 1007, UFC Bantamweights	PA0001992776
2067.	Zuffa, LLC	UFC UNLEASHED : 1008, Featherweights	PA0001992777
2068.	Zuffa, LLC	UFC UNLEASHED : 1009, UFC Flyweights	PA0001992779
2069.	Zuffa, LLC	UFC UNLEASHED : 1010, Women’s Strawweights	PA0001992780
2070.	Zuffa, LLC	UFC UNLEASHED : 111, European Fighters	PA0001992781
2071.	Zuffa, LLC	UFC UNLEASHED : 1012, UFC Middleweights	PA0001992782
2072.	Zuffa, LLC	UFC UNLEASHED : 911	PA0001948551
2073.	Forza, LLC	Strikeforce – Nationwide Arena	PA0001799658
2074.	Ultimate Fighting Productions, LLC	Ultimate Fighter : 1612, Semifinal Showdown	PA0001916470
2075.	WEC Holdings, LLC	Princes of pain. (World extreme cagefighting 1)	N/A
2076.	WEC Holdings, LLC	Clash of the Titans. (World extreme cagefighting 2)	N/A
2077.	WEC Holdings, LLC	All or nothing. (World extreme cagefighting 3)	N/A
2078.	WEC Holdings, LLC	Rumble under the sun. (World extreme cagefighting 4)	N/A
2079.	WEC Holdings, LLC	Halloween fury. (World extreme cagefighting 5)	N/A
2080.	WEC Holdings, LLC	Return of a legend. (World extreme cagefighting 6)	N/A
2081.	WEC Holdings, LLC	This time it’s personal. (World extreme cagefighting 7)	N/A
2082.	WEC Holdings, LLC	Halloween fury 2. (World extreme cagefighting 8)	N/A
2083.	WEC Holdings, LLC	Cold blooded. (World extreme cagefighting 9)	N/A
2084.	WEC Holdings, LLC	Braggin rights. (World extreme cagefighting 10)	N/A
2085.	WEC Holdings, LLC	Evolution. (World extreme cagefighting 11)	N/A

	Claimant	Title	Registration No.
2086.	WEC Holdings, LLC	Halloween fury 3. (World extreme cagefighting 12)	N/A
2087.	WEC Holdings, LLC	Heavyweight explosion. (World extreme cagefighting 13)	N/A
2088.	WEC Holdings, LLC	Vengeance. (World extreme cagefighting 14)	N/A
2089.	WEC Holdings, LLC	Judgment day. (World extreme cagefighting 15)	N/A
2090.	WEC Holdings, LLC	Clash of the Titans 2. (World extreme cagefighting 16)	N/A
2091.	WEC Holdings, LLC	Halloween fury 4. (World extreme cagefighting 17)	N/A
2092.	WEC Holdings, LLC	Unfinished business. (World extreme cagefighting 18)	N/A
2093.	WEC Holdings, LLC	Undisputed. (World extreme cagefighting 19)	N/A
2094.	WEC Holdings, LLC	Cinco de mayhem. (World extreme cagefighting 20)	N/A
2095.	WEC Holdings, LLC	Tapout. (World extreme cagefighting 21)	N/A
2096.	WEC Holdings, LLC	The hitman. (World extreme cagefighting 22)	N/A
2097.	WEC Holdings, LLC	Hot August fights. (World extreme cagefighting 23)	N/A
2098.	WEC Holdings, LLC	Halloween fury V--full force. (World extreme cagefighting 24)	N/A
2099.	WFA Enterprisees, LLC	World fighting alliance : king of the streets	N/A
2100.	WFA Enterprisees, LLC	Showtime preview show	N/A

No.	Title	Owner	Document Number
001	Pride.1 R-1/1-3 (IR) bouts.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
002	Pride.1 R-2/3 (2R) - 4 bouts.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
003	Pride.1 R-3/special matchup 1-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
004	Pride.1 R-4/5th bout.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
005	Pride.1 R-5/6th bout.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
006	Pride.2 R-1/1st bout.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
007	Pride.2 R-2/2-4 bouts.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
008	Pride.2 R-3/4-5 bouts.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
009	Pride.2 R-4/5-6 bouts.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
010	Pride.2 R-5/7-8 bouts.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
011	Pride.3 1st half/white material 1-3 bouts.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
012	Pride.3 2nd half/white material 3-6 bouts.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
013	Pride.4 flash news use SW-out R-1/1st bout.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
014	Pride.4 flash news use SW-out R-2/2-3 bouts until 2nd round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
015	Pride.4 flash news use SW-out R-3/3-4 bouts.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
016	Pride.4 flash news use SW-out R-4/5 bout.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
017	Pride.4 flash news use SW-out R-5/6-7 bouts.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
018	Pride.4 flash news use SW-out R-6/7-8 bouts.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
019	Pride open weight GP2006 2nd round R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
020	Pride open weight GP2006 2nd round R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
021	Pride open weight GP2006 2nd round R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
022	Pride open weight GP2006 final round R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
023	Pride open weight GP2006 final round R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
024	Pride open weight GP2006 final round R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
025	Pride open weight GP2006 final round dirty R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
026	Pride open weight GP2006 final round dirty R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
027	Pride open weight GP2006 final round dirty R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
028	Pride.32-real deal R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
029	Pride.32-real deal R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
030	Pride Otoko Matsuri (New Year’s Eve event) 2006-Fumetsu R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
031	Pride Otoko Matsuri (New Year’s Eve event) 2006-Fumetsu R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
032	Pride Otoko Matsuri (New Year’s Eve event) 2006-Fumetsu R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
033	Pride Otoko Matsuri (New Year’s Eve event) 2006-Fumetsu R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
034	Pride Otoko Matsuri (New Year’s Eve event) 2006-Fumetsu black R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
035	Pride Otoko Matsuri (New Year’s Eve event) 2006-Fumetsu black R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
036	Pride Otoko Matsuri (New Year’s Eve event) 2006-Fumetsu black R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
037	Pride Otoko Matsuri (New Year’s Eve event) 2006-Fumetsu black R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
038	Pride.33 the second coming clean R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
039	Pride.33 the second coming clean R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
040	Pride.33 the second coming dirty R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
041	Pride.33 the second coming dirty R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
042	Pride.34 clean R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
043	Pride.34 clean R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
044	Pride.34 dirty R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
045	Pride.34 dirty R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
046	Pride.34 dirty R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
047	Pride Bushido number twelve R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
048	Pride Bushido number twelve R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
049	Pride Bushido number twelve R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
050	Pride Bushido number twelve dirty R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
051	Pride Bushido number twelve dirty R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
052	Pride Bushido number twelve dirty R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
053	Pride Bushido number thirteen R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
054	Pride Bushido number thirteen R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
055	Pride Bushido number thirteen R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
056	Pride Bushido number thirteen R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
057	Pride Bushido number thirteen dirty R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
058	Pride Bushido number thirteen dirty R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
059	Pride Bushido number thirteen dirty R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
060	Pride Bushido number thirteen dirty R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
061	Pride special omnibus edition.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
062	Pride special omnibus edition Sakurabal 1-5, Silva 1-10.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
063	Pride special omnibus edition Randleman 1-5, Mirkol 1-2, Yoshida 1-3, Fedor 1-5, Ninja 1-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
064	Pride special omnibus edition Vovchanchyn 1-5, Aronal 1-5, Antonia Rodorigo Nogueira 1-8.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
065	Pride revival episode 1 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
066	Pride revival episode 1 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
067	Pride revival episode 1 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
068	Pride revival episode 2 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
069	Pride revival episode 2 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
070	Pride revival episode 2 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
071	Pride revival episode 3 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
072	Pride revival episode 3 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
073	Pride revival episode 3 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
074	Pride revival episode 4 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
075	Pride revival episode 4 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
076	Pride revival episode 4 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
077	Pride revival episode 5 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
078	Pride revival episode 5 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
079	Pride revival episode 5 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
080	Pride revival episode 6 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
081	Pride revival episode 6 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
082	Pride revival episode 6 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
083	Pride revival episode 7 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
084	Pride revival episode 7 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
085	Pride revival episode 7 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
086	Pride revival episode 8 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
087	Pride revival episode 8 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
088	Pride revival episode 8 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
089	Pride revival episode 9 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
090	Pride revival episode 9 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
091	Pride revival episode 9 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
092	Pride revival episode 10 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
093	Pride revival episode 10 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
094	Pride revival episode 10 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
095	Pride revival episode 11 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
096	Pride revival episode 11 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
097	Pride revival episode 11 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
098	Pride revival episode 12 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
099	Pride revival episode 12 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
100	Pride revival episode 12 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
101	Pride revival episode 13 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
102	Pride revival episode 13 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
103	Pride revival episode 13 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
104	Pride revival episode 14 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
105	Pride revival episode 14 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
106	Pride revival episode 14 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
107	Pride revival episode 15 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
108	Pride revival episode 15 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
109	Pride revival episode 15 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
110	Pride revival episode 16 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
111	Pride revival episode 16 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
112	Pride revival episode 16 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
113	Pride revival episode 17 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
114	Pride revival episode 17 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
115	Pride revival episode 17 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
116	Pride revival episode 18 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
117	Pride revival episode 18 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
118	Pride revival episode 18 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
119	Pride revival episode 19 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
120	Pride revival episode 19 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
121	Pride revival episode 19 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
122	Pride revival episode 20 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
123	Pride revival episode 20 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
124	Pride revival episode 20 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
125	Pride revival episode 21 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
126	Pride revival episode 21 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
127	Pride revival episode 21 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
128	Pride revival episode 22 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
129	Pride revival episode 22 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
130	Pride revival episode 22 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
131	Pride revival episode 23 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
132	Pride revival episode 23 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
133	Pride revival episode 23 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
134	Pride revival episode 24 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
135	Pride revival episode 24 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
136	Pride revival episode 24 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
137	Pride revival episode 25 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
138	Pride revival episode 25 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
139	Pride revival episode 25 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
140	Pride revival episode 26 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
141	Pride revival episode 26 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
142	Pride revival episode 26 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
143	Pride revival episode 27 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
144	Pride revival episode 27 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
145	Pride revival episode 27 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
146	Pride revival episode 28 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
147	Pride revival episode 28 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
148	Pride revival episode 28 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
149	Pride revival episode GP no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
150	Pride revival episode GP no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
151	Pride revival episode GP no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
152	Pride revival episode GP no. 4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
153	Pride revival episode GP no. 5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
154	Pride revival episode GP no. 6.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
155	Pride revival episode GP no. 7.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
156	Pride revival episode GP no. 8.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
157	Pride revival episode GP no. 9.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
158	Pride revival episode GP OP no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
159	Pride revival episode GP OP no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
160	Pride revival episode GP OP no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
161	Pride revival episode GP final no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
162	Pride revival episode GP final no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
163	Pride revival episode GP final no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
164	Pride revival Kazushi Sakuraba.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
165	Pride revival Wanderle Silva.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
166	Pride revival Nobuhiko Takada.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
167	Pride revival Mirko Cro Cop.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
168	Pride revival Antonia Rodorigo Nogueira digital B-cam.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
169	Pride revival Takanori Gomi.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
170	Pride revival year 2000 omnibus no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
171	Pride revival year 2000 omnibus no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
172	Pride revival year 2000 omnibus no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
173	Pride revival year 2001 omnibus no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
174	Pride revival year 2001 omnibus no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
175	Pride revival year 2001 omnibus no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
176	Pride revival beyond the episode no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
177	Pride revival beyond the episode no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
178	Pride revival beyond the episode no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
179	Pride revival beyond the episode 2003 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
180	Pride revival beyond the episode 2003 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
181	Pride revival beyond the episode 2003 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
182	Pride revival beyond the episode 2004 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
183	Pride revival beyond the episode 2004 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
184	Pride revival beyond the episode 2004 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
185	Pride revival beyond the episode 2005 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
186	Pride revival beyond the episode 2005 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
187	Pride revival beyond the episode 2005 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
188	Pride revival beyond the episode program promotion.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
189	Pride revival beyond the episode 2006 no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
190	Pride revival beyond the episode 2006 no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
191	Pride revival beyond the episode 2006 no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
192	Pride revival episode GP 2004 opening round no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
193	Pride revival episode GP 2004 opening round no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
194	Pride revival episode GP 2004 opening round no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
195	Pride revival episode GP 2004 second round no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
196	Pride revival episode GP 2004 second round no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
197	Pride revival episode GP 2004 second round no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
198	Pride revival episode GP 2004 final round no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
199	Pride revival episode GP 2004 final round no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
200	Pride revival episode GP 2004 final round no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
201	Pride revival the best no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
202	Pride revival the best no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
203	Pride revival the best no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
204	Pride revival episode Bushido no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
205	Pride revival episode Bushido no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
206	Pride revival episode Bushido no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
207	Pride revival episode Bushido number two no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
208	Pride revival episode Bushido number two no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
209	Pride revival episode Bushido number two no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
210	Pride revival episode Bushido number three no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
211	Pride revival episode Bushido number three no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
212	Pride revival episode Bushido number three no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
213	Pride revival episode Bushido number four no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
214	Pride revival episode Bushido number four no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
215	Pride revival episode Bushido number four no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
216	Pride revival episode Bushido number five no. 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
217	Pride revival episode Bushido number five no. 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
218	Pride revival episode Bushido number five no. 3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
219	The best.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
220	The best vol. 2 R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
221	The best vol. 2 R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
222	The best vol. 3 R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
223	The best vol. 3 R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
224	Pride - hustle mobile site for U-style.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
225	Pride fan club event 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
226	Pride fan club event 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
227	Pride night fan club event.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
228	Pride night fan club event.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
229	Pride.1 Kitao.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
230	Pride.1 Murakami - Shoji training shots.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
231	Pride.1 N. Takada - training shots R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
232	Pride.1 N. Takada - interview R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
233	Pride.1 Renzo - Gracie training shots & interview R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
234	Pride.1 image shots.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
235	Pride.1 non-Japanese fighter interview R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
236	Pride.1 non-Japanese fighter interview R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
237	Pride.1 Dan Severn training shots R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
238	Pride.1 Dan Severn training shots/official photo session R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
239	Pride.1 official photo session R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
240	Pride.1 official photo session - Taktarov interview R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
241	Pride.1 arena setup R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
242	Pride.1 arena setup R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
243	Pride.1 arena setup R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
244	Pride.1 arena setup R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
245	Pride.1 fighter picture.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
246	Pride.1 match--up material.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
247	Pride.1 ENG4 R-1 outside scene - fighter entrance and others.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
248	Pride.1 ENG4 R-2 dressing room - entrance gate - Taktarov, Renzo post fight comment.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
249	Pride.1 EnG4 R-3 Takada post fight.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
250	Pride.1 shot by Mr. Nakamura R-1 1st bout-2nd bout.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
251	Pride.1 shot by Mr. Nakamura R-2 2nd bout-4th bout.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
252	Pride.1 shot by Mr. Nakamura R-3 special matchup-5th bout.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
253	Pride.1 shot by Mr. Nakamura R-4 5th bout-6th bout.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
254	Pride.1 shot by Mr. Nakamura R-5 6th bout post fight comment.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
255	Pride.1 shot by Mr. Nakamura R-6 party.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
256	Pride.1 shots by Mr. Takamatsu R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
257	Pride.1 shots by Mr. Takamatsu R-3 Kurosawa post fight.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
258	Pride.1 shots by Mr. Takamatsu R-4 Takada post fight comment.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
259	Pride.1 shots by Mr. Ogata R-1 fighter entrance.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
260	Pride.1 shots by Mr. Ogata R-2 interview and others.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
261	Pride.1 shots by Mr. Ogata R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
262	Pride.1 shots by Mr. Ogata R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
263	Pride.1 shots by Mr. Ogata R-6 Rickson post fight interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
264	Pride.1 second press conference R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
265	Pride.1 Kyokushin Kurosawa R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
266	Rickson Gracie arriving in Japan digitalization.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
267	Rickson Gracie Mountain training Hakuba, Nagano R-1 Lake Aoki - running.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
268	Rickson Gracie Mountain training Hakuba, Nagano R-2 eating scene - training.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
269	Rickson Gracie Mountain training Hakuba, Nagano R-3 training.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
270	Rickson Gracie Mountain training Hakuba, Nagano R-4 interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
271	Rickson Gracie Mountain training Hakuba, Nagano R-5 interview - Hakuba long shot.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
272	Rickson GraciexNobuhiko Takada press conference R-1 (camera A)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
273	Rickson GraciexNobuhiko Takada press conference R-2 (camera A)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
274	Rickson GraciexNobuhiko Takada press conference R-3 (camera A)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
275	Rickson GraciexNobuhiko Takada press conference R-4 (camera A)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
276	Rickson GraciexNobuhiko Takada press conference R-5 (camera A)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
277	Rickson GraciexNobuhiko Takada press conference B R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
278	Rickson GraciexNobuhiko Takada press conference B R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
279	Rickson GraciexNobuhiko Takada press conference B R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
280	Rickson GraciexNobuhiko Takada press conference B R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
281	Rickson GraciexNobuhiko Takada press conference B R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
282	Rickson GraciexNobuhiko Takada press conference B R-6.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
283	Rickson GraciexNobuhiko Takada press conference R-7.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
284	Rickson GraciexNobuhiko Takada press conference R-8.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
285	Rickson GraciexNobuhiko Takada press conference R-9.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
286	Rickson GraciexNobuhiko Takada press conference R-10.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
287	Rickson GraciexNobuhiko Takada press conference R-11.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
288	Rickson GraciexNobuhiko Takada press conference R-12.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
289	Rickson GraciexNobuhiko Takada press conference R-13.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
290	Rickson GraciexNobuhiko Takada press conference R-14.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
291	Rickson GraciexNobuhiko Takada press conference R-15.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
292	Rickson GraciexNobuhiko Takada press conference R-16.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
293	Rickson GraciexNobuhiko Takada press conference R-17.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
294	Kitao, walk in Asakusa and comment.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
295	Nobuhiko Takada press conference R-1 (camera B)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
296	Nobuhiko Takada VP R-2 (camera B)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
297	P1 fourth press conference R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
298	Pride.1 third press conference R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
299	Pride.1 fourth press conference R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
300	Pride.1 Murakami Shoji interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
301	Pride.1 in arena CM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
302	Pride.1 N. Takada (training shots)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
303	Pride.1 official photo session R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
304	Pride.1 official photo session R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
305	Pride.1 2nd press conference R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
306	Pride.1no Shoumei (the “proof of pride.1”) center camera R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
307	Pride.1no Shoumei (the “proof of pride.1”) Tarzan Yamamoto interview (ND) B-cam.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
308	Pride.1no Shoumei (the “proof of pride.1”) Horibe & Ishioka interview (ND) B-cam.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
309	Pride.1no Shoumei (the “proof of pride.1”) Takada interview (insert) R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
310	Pride.1no Shoumei (the “proof of pride.1”) Takada interview (insert) R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
311	Pride.1no Shoumei (the “proof of pride.1”) newspaper insert.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
312	Pride.1no Shoumei (the “proof of pride.1”) Sadaharu Tanigawa interview (ND) B-cam.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
313	Pride.1no Shoumei (the “proof of pride.1”) pride.1 referee Mr. Shimada interview B-cam.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
314	Takada VS Rickson press conference R-1 Mr. Takada’s house (exterior shot), interview, car shot, exterior shot of Takanawa Prince, press conference.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
315	Takada VS Rickson press conference R-2 press conference, exterior shots of Takanawa Prince.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
316	Takada gym - opening press conference R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
317	Takada gym - opening press conference R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
318	Pride interview no. 3 camera R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
319	Pride.1no Shoumei (the “proof of pride.1”) Shu Izumi IV.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
320	KRS Velfarre press conference.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
321	Takada gym party R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
322	Takada gym - Seitaro Kuroda R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
323	Takada gym - Seitaro Kuroda R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
324	Takada gym - Seitaro Kuroda R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
325	Pride.2 1cam Nobuhiko Takada interview R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
326	Pride.2 1cam Nobuhiko Takada interview R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
327	Pride.2 1cam Nobuhiko Takada interview R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
328	Pride.2 1cam Nobuhiko Takada interview R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
329	Pride.2 2cam Nobuhiko Takada interview R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
330	Pride.2 2cam Nobuhiko Takada interview R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
331	Pride.2 2cam Nobuhiko Takada interview R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
332	Pride.2 2cam Nobuhiko Takada interview R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
333	Pride.2 Royce Gracie, Mark Kerr press conference R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
334	Pride.2 Royce Gracie, Mark Kerr press conference R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
335	Pride.2 Mark Kerr still photo R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
336	Pride.2 Mark Kerr interview Royce Gracie still photo R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
337	Pride.2 Royce Gracie interview, comment R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
338	Pride.2 Royce Gracie’s comment for pride.1 video (at Keio Plaza Hotel) R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
339	Pride.2 Takada gym R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
340	Pride.2 Takada gym R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
341	Pride.2 Wajutsu Keishu Kai R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
342	Pride.2 interview R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
343	Pride.2 interview R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
344	KRS pride.2 A-cam R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
345	KRS pride.2 A-cam R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
346	KRS pride.2 A-cam R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
347	KRS pride.2 A-cam R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
348	KRS pride.2 A-cam R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
349	KRS pride.2 A-cam R-6.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
350	KRS pride.2 A-cam R-7.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
351	KRS pride.2 A-cam R-8.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
352	Pride.2 B-cam R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
353	Pride.2 B-cam R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
354	Pride.2 B-cam R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
355	Pride.2 B-cam R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
356	Pride.2 Royler Gracie interview training R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
357	Pride.2 Tanigawa/Tarzan interview R-6.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
358	Pride.2 Kurosawa/Tarzan interview R-7.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
359	Pride.2 press conference new Takanawa Prince Hotel R-8.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
360	Pride.2 fighter interview 1-8 (total 8 fighters) new Takanawa Prince Hotel R-9.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
361	Pride.2 fighter interview 9-13 (total 5 fighters) new Takanawa Prince Hotel R-10.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
362	Pride.2 fighter interview 14-15 (2 fighters) new Takanawa Prince Hotel R-11.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
363	Pride.3 R-1 Takada running.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
364	Pride.3 R-2 Takada gym training shots.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
365	Pride.3 press conference R-1 Yaborough, Mark Kerr, Sturgeon interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
366	Pride.3 press conference R-2 Takase, Sakuraba interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
367	Pride.3 A-cam R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
368	Pride.3 A-cam R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
369	Pride.3 A-cam R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
370	Pride.3 A-cam R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
371	Pride.3 B-cam R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
372	Pride.3 B-cam R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
373	Pride.3 B-cam R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
374	Pride.3 B-cam R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
375	Pride.3 B-cam R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
376	Pride.3 C-cam R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
377	Pride.3 C-cam R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
378	Pride.3 C-cam R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
379	Pride.3 C-cam R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
380	Pride.3 C-cam R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
381	Pride.4 Takada cam R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
382	Pride.4 Takada cam R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
383	Pride.4 Takada cam R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
384	Pride.4 Takada cam R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
385	Pride.4 Takada cam R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
386	Pride.4 Takada cam R-A.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
387	Pride.4 C-cam R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
388	Pride.4 C-cam R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
389	Pride.4 C-cam R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
390	Pride.4 C-cam R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
391	Pride.4 C-cam R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
392	Pride.4 D-cam R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
393	Pride.4 D-cam R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
394	Pride.4 D-cam R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
395	Pride.4 D-cam R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
396	Pride.4 D-cam R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
397	Pride.4 D-cam R-6.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
398	Pride.4 D-cam R-7.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
399	Pride.4 Rickson cam R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
400	Pride.4 fight interview R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
401	Pride.4 fight interview R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
402	Pride.4 fight interview R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
403	Pride.4 fight interview R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
404	Pride.4 fight interview R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
405	Pride.4 Takada gym R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
406	Pride.4 Takada gym R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
407	Pride.4 Takada gym R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
408	Pride.4 Takada gym R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
409	Pride.4 Rickson Mountain training R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
410	Pride.4 Rickson Mountain training R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
411	Pride.4 Rickson Mountain training R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
412	Pride.4 Rickson Mountain training R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
413	Pride.4 Rickson Mountain training R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
414	Pride.4 Rickson Mountain training R-6.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
415	Pride.4 Velfarre press conference R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
416	Pride.4 Velfarre press conference R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
417	Pride.4 Velfarre press conference R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
418	Pride.4 Velfarre press conference R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
419	Pride.4 Velfarre press conference R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
420	Pride.4 studio R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
421	Pride.4 studio R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
422	Pride.4 camera C.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
423	Pride.4 interview R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
424	Pride.4 Aki Mukai version R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
425	Pride.4 Aki Mukai version R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
426	Pride.4 Aki Mukai version R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
427	Pride.4 pre fight interview R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
428	Pride.4 Hasegawa Gumi VT R1-16.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
429	Pride.4 Hasegawa Gumi VT R17.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
430	Pride.4 Hasegawa Gumi VT R17 (dubbing)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
431	Pride.4 Takada Rickson press conference.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
432	Pride.4 interview camera 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
433	Pride.4 ring, Tetsuya Komuro promotional VTR.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
434	Pride.4 in arena CM, in arena SPOT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
435	Pride.4 promotional 15seconds SPOT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
436	Pride GP 2006 final round spot CM 15seconds/30July ticket on sale.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
437	Pride GP 2006 final round spot CM 15seconds/great ticket sales version.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
438	Pride GP 2006 final round spot CM 15seconds/coming near version.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
439	Pride Bushido--number twelve in arena CM unified 22seconds.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
440	Pride fan club CM material 30seconds.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
441	Pride revival standard program promotion 30”.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
442	M up artist official sound/pride arena use digital B-cam.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
443	Ultimate boxing for DSE record R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
444	Ultimate boxing for DSE record R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
445	Ultimate boxing for DSE record R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
446	SWA/ultimate boxing pro-wrestling differ Ariake Tokyo event.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
447	MMA the best 1 (clean) R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
448	MMA the best 2 (clean) R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
449	MMA the best 2 (clean) R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
450	MMA the best vol. 2 for dreamstage material R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
451	MMA the best vol. 2 for dreamstage material R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
452	MMA the best vol. 2 for dreamstage material R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
453	MMA the best vol. 2 for dreamstage material R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
454	MMA the best vol. 2 for dreamstage material R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
455	MMA the best vol. 2 for dreamstage material R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
456	Deep 6th impact Kiyoshi Tamura vs. Ikuhisa Minowa.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
457	Deep 24, Shooto 06/2/26.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
458	The first vale tube Japan (borrowed from baseball magazine)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
459	The first vale tube Japan (borrowed from baseball magazine) dubbing of Rickson scene.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
460	L.A 1 Rickson IV.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
461	L.A 2 Rickson IV.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
462	L.A 3 Rickson IV.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
463	L.A 4 Phoenix.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
464	L.A 5 Phoenix/Mark Kerr training - radio program.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
465	L.A 6 Phoenix/Mark in gym.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
466	L.A 7 Phoenix/in plane - in train - training - interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
467	L.A 8 Sacramento/lion’s den-L.A Gracie building exterior.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
468	L.A 9 Gracie Jujitsu academy - Royce training shots - interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
469	L.A 10 interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
470	L.A 11 interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
471	L.A 12 Beverly Hills Jujitsu club.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
472	L.A 13 Beverly Hills Jujitsu club.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
473	L.A 14 Royce’s house.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
474	L.A 15 extreme univ Mark seminar.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
475	L.A 16 Mark - Coleman, Mark Kerr.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
476	L.A 17 Mark Kerr IV, Mark massage.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
477	Hiroki Kurosawa gym opening R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
478	Hiroki Kurosawa gym opening R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
479	Hiroki Kurosawa gym opening R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
480	Hiroki Kurosawa gym opening R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
481	Kurosawa documentary video R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
482	Kurosawa documentary video R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
483	Kurosawa documentary video R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
484	Hiroki Durosawa discharge from hospital training gym R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
485	Hiroki Durosawa discharge from hospital training gym R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
486	Kurosawa going to OR room - coming back from OR room R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
487	Kurosawa going to OR room - coming back from OR room R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
488	Kurosawa going to OR room - coming back from OR room R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
489	Kurosawa operation day comment OR room R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
490	“Datou (knock out) Gracie Japan” R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
491	“Gracie - Kondho IV (slam jam) - Nihon Budohdenn Koppoh exterior R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
492	“Datou (knock out) “Gracie Masahi Horibe Tarzan Yamamoto R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
493	“Datou (knock out) “Gracie Yamamoto IV R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
494	“Datou (knock out) “Gracie BCAM (2-3shots) R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
495	“Datou (knock out) “Gracie BCAM (2-3shots) solo interview Takahashi/Funaki R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
496	“Datou (knock out) “Gracie (1cam only) Yano R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
497	“Datou (knock out) “Gracie A-cam (1shots) R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
498	“Datou (knock out) “Gracie A-cam (1shots) R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
499	“Datou (knock out) “Gracie A-cam (1shots) R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
500	“Datou (knock out) “Gracie B-cam (2-3shots) R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
501	“Datou (knock out) “Gracie B-cam (2-3shots) R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
502	Pride.1 Kyokushin karate Josei Shibu Kurosawa interview R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
503	Takada insert in store - exterior.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
504	Rickson - Takada photo session.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
505	Yoshinori Nishi.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
506	Korean only (no Japanese)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
507	Press conference Takada vs. Dan Severn, Takada vs Bigelow B-cam.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
508	Takada gym party R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
509	Takada gym party R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
510	A-cam (1shots) solo interview Takahasi/Funaki R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
511	Pride interview camera 2 - opening-VTR 6start R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
512	Pride interview camera 2 R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
513	Pride interview - opening-VTR 6start R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
514	Narita Airport Royce arrival R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
515	Narita Airport Royce press conference R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
516	Interview R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
517	Interview R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
518	Pride Bible OP with sound - SE.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
519	Pride GP2003-opening.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
520	Pride opening title.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
521	SRS Naoto Morishita company funeral R-1-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
522	Yoon Dong Sik press conference.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
523	Wipe shot for replay CG.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
524	Blue corner 15rh R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
525	Blue corner 16rh R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
526	Blue corner 17rh R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
527	Pride live movie (no detail on the case)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
528	4th bout slow VTR-1 (emergency use only) R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
529	(No detail on the case) sky perfect CF, Enson vs. Nishida, Francisco Bueno vs. Honnma, Ogawa vs. Gary and others B-cam	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
530	Pride.24 Nogueira comment (for Fukuoka promotion)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
531	This is pride/DSE seminar complete VTR.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
532	Pride PV U.S.A white.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
533	Antonia Inoki - pride fighter digest/Sakuraba, Takada, Ogawa, Fujita.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
534	Interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
535	Material roll 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
536	Pele interview and others.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
537	R-1 Kimo.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
538	R-2 Gracie 1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
539	R-3 Gracie 2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
540	W.V1 R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
541	W.V1 R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
542	W.V2 R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
543	W.V2 R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
544	W.V2 R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
545	W.V2 R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
546	Pride.1 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
547	Pride.2 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
548	Pride.3 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
549	Pride.4 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
550	Pride OWGP 2006 2R SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
551	Pride OWGP 2006 final SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
552	Pride.32 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
553	Shockwave 2006 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
554	Pride.33 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
555	Pride OWGP 2006 2R PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
556	Pride OWGP 2006 final PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
557	Shockwave 2006 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
558	Pride.33 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
559	Bushido vol. 12 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
560	Bushido vol. 13 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
561	Bushido vol. 13 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
562	P.2 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
563	SW 06 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
564	Bushido 13 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
565	FCA 06 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
566	FCA 06 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
567	FCA 06 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
568	FCA 06 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
569	FCA 06 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
570	CCA 06 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
571	CCA 06 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
572	CCA 06 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
573	SW 06 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
574	FCA 06 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
575	FCA 06 interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
576	TE 03: middleweight GP2003 opening round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
577	FC 03: middleweight GP2003 final round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
578	TE 04: heavyweight GP2004 opening round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
579	CC 04: heavyweight GP2004 2nd round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
580	FC 04: heavyweight GP2004 final round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
581	TE 05: middleweight GP2005 opening round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
582	CC 05: middleweight GP2005 2nd round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
583	FC 05: middleweight GP2003 final round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
584	TCA 06: open weight GP2006 opening round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
585	CCA 06: open weight GP2006 2nd round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
586	FCA 06: open weight GP2006 final round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
587	SW 03/04/05/06 - Otoko Matsuri (New Year’s Eve event)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
588	Pride special Otoko Maturi (New Year’s Eve event) 2003 R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
589	Pride special Otoko Maturi (New Year’s Eve event) 2003 R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
590	Pride special Otoko Maturi (New Year’s Eve event) 2003 R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
591	Pride special Otoko Maturi (New Year’s Eve event) 2003 R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
592	Pride Otoko Maturi (New Year’s Eve event) 2004 R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
593	Pride Otoko Maturi (New Year’s Eve event) 2004 R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
594	Pride Otoko Maturi (New Year’s Eve event) 2004 R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
595	Pride Otoko Maturi (New Year’s Eve event) 2004 R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
596	Pride Otoko Maturi (New Year’s Eve event) 2005 R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
597	Pride Otoko Maturi (New Year’s Eve event) 2005 R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
598	Pride Otoko Maturi (New Year’s Eve event) 2005 R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
599	Pride Otoko Maturi (New Year’s Eve event) 2005 R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
600	Pride Otoko Maturi (New Year’s Eve event) 2005 R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
601	Shockwave 2003 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
602	Shockwave 2004 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
603	Shockwave 2005 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
604	Shockwave 2003 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
605	Shockwave 2004 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
606	Shockwave 2005 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
607	SW 03 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
608	SW 03 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
609	SW 03 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
610	SW 04 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
611	SW 04 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
612	SW 05 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
613	SW 03 interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
614	SW 05 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
615	SW 04 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
616	SW 05, P.31 interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
617	TE 03: middleweight GP2003 opening round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
618	FC 03: middleweight GP2003 final round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
619	TE 04: heavyweight GP2004 opening round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
620	CC 04: heavyweight GP2004 2nd round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
621	FC 04: heavyweight GP2004 final round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
622	TE 05: middleweight GP2005 opening round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
623	CC 05: middleweight GP2005 2nd round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
624	FC 05: middleweight GP2003 final round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
625	TCA 06: open weight GP2006 opening round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
626	CCA 06: open weight GP2006 2nd round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
627	FCA 06: open weight GP2006 final round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
628	SW 03/04/05/06 - Otoko Matsuri (New Year’s Eve event)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
629	Pride special Otoko Maturi (New Year’s Eve event) 2003 R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
630	Pride special Otoko Maturi (New Year’s Eve event) 2003 R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
631	Pride special Otoko Maturi (New Year’s Eve event) 2003 R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
632	Pride special Otoko Maturi (New Year’s Eve event) 2003 R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
633	Pride Otoko Maturi (New Year’s Eve event) 2004 R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
634	Pride Otoko Maturi (New Year’s Eve event) 2004 R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
635	Pride Otoko Maturi (New Year’s Eve event) 2004 R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
636	Pride Otoko Maturi (New Year’s Eve event) 2004 R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
637	Pride Otoko Maturi (New Year’s Eve event) 2005 R-1.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
638	Pride Otoko Maturi (New Year’s Eve event) 2005 R-2.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
639	Pride Otoko Maturi (New Year’s Eve event) 2005 R-3.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
640	Pride Otoko Maturi (New Year’s Eve event) 2005 R-4.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
641	Pride Otoko Maturi (New Year’s Eve event) 2005 R-5.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
642	Shockwave 2003 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
643	Shockwave 2004 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
644	Shockwave 2005 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
645	Shockwave 2003 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
646	Shockwave 2004 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
647	Shockwave 2005 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
648	SW 03 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
649	SW 03 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
650	SW 03 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
651	SW 04 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
652	SW 04 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
653	SW 05 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
654	SW 03 interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
655	SW 05 SWOUT.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
656	SW 04 PGM.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
657	SW 05, P.31 interview.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
658	TE 03: middleweight GP2003 opening round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
659	FC 03: middleweight GP2003 final round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
660	TE 04: heavyweight GP2004 opening round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
661	CC 04: heavyweight GP2004 2nd round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
662	FC 04: heavyweight GP2004 final round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
663	TE 05: middleweight GP2005 opening round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
664	CC 05: middleweight GP2005 2nd round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
665	FC 05: middleweight GP2003 final round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
666	TCA 06: open weight GP2006 opening round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
667	CCA 06: open weight GP2006 2nd round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
668	FCA 06: open weight GP2006 final round.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

No.	Title	Owner	Document Number
669	SW 03/04/05/06 - Otoko Matsuri (New Year’s Eve event)	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
670	Bushido vol. 2/Yokohama Arena 15Feb04-SKY perfecTV! PA 1-225-563.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
674	Bushido vol. 8/Nagoya 17May05 PPV DVD. PA 1-260-503.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
675	Bushido vol. 10 PPV. PA 1-334-666.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
684	Bushido vol. 7 at Ariake Colosseum on 22May05-SKY perfecTV!	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
701	Pride.29 “fists of fire” at Saitama Super Arena on 20Feb05-home video version.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
786	Pride / written by Yasuharu Takanahsi.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
787	Victory / written by Yahuharu Takanashi.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
788	“Lurid power” (theme song for Nobuhiko Takada) / written by Masamitsu Nambu.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
789	“The gate to legend” (theme song for Kazuhi Sakuraba) / written by Hiroo Ikeda.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
790	“Thunder struck” (theme song for Daijiro Matsui) / written by Yasuharu Takanashi.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
791	“God of thunder” (theme song for Mark Kerr) / written by Takeo Miratsu.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
792	“Wild Hammer” (theme song for Mark Coleman) / written by Naoya Yoshida.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
793	“Faze” (theme song for Igor Vovchanchyn) / written by Genta.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490
794	“This insanity” (theme song for Gary Goodridge) / written by Kamano.	Pride FC Worldwide Holdings, LLC (f/k/a Ando Holdings, LLC)	V3555D490

Schedule III to the

Second Lien Collateral Agreement

MATERIAL EXCLUSIVE COPYRIGHT LICENSES

None.

Schedule III to the

Second Lien Collateral Agreement

PATENTS

No.	Title	App. No.	App. Date	Reg. No.	Reg. Date	Owner
1.	FIGHTING GLOVE	12765364	4/22/2010	20150143600	05/28/2015	Zuffa, LLC

Schedule III to the

Second Lien Collateral Agreement

Trademarks

No.	Trademark	App No	Reg. No	Owner	Comments
1.	THE ULTIMATE FIGHTING CHAMPIONSHIP	74516110	1939276	Zuffa LLC	Cancelled
2.	THE ULTIMATE FIGHTING CHAMPIONSHIP	74516111	1939277	Zuffa LLC
3.	THERE ARE NO RULES! - 41	74516112	1948026	Zuffa LLC	Cancelled
4.	Design Only	74673129	2098577	Zuffa LLC
5.	THE ULTIMATE FIGHTING CHAMPIONSHIP	75976536	2170463	Zuffa LLC
6.	THE ULTIMATE FIGHTING CHAMPIONSHIP - 9, 16, 18, 25	74802450	2576367	Zuffa, LLC
7.	WHERE THE FIGHT CLUB MEETS THE NIGHT CLUB	78095263	2625254	WFA Enterprises, LLC	Cancelled
8.	UFC - 25/41	76216399	2645312	Zuffa, LLC
9.	UFC	76402815	2706754	Zuffa LLC
10.	PRIDE FIGHTING CHAMPIONSHIPS	76148588	2725045	Pride FC Worldwide Holdings, LLC
11.	PRIDE FIGHTING CHAMPIONSHIPS	76148586	2747897	Pride FC Worldwide Holdings, LLC
12.	SUBMISSION	76222774	2778269	Zuffa LLC	Cancelled
13.	AS REAL AS IT GETS	76975507	2794515	Zuffa LLC
14.	PRIDE	76050572	2821468	Pride FC Worldwide Holdings, LLC
15.	ULTIMATE FIGHTING - 9	76976118	2866495	Zuffa, LLC	Cancelled

No.	Trademark	App No	Reg. No	Owner	Comments
16.	AS REAL AS IT GETS - 9, 16	76976710	2887392	Zuffa LLC
17.	ULTIMATE FIGHTING - 9, 25	76977166	2925669	Zuffa LLC
18.	UFC - 9, 16, 18, 20, 24, 25, 28	76273527	2941044	Zuffa LLC
19.	ULTIMATE FIGHTING - 16	76977378	2960665	Zuffa, LLC
20.	PRIDE	76050573	2976473	Pride FC Worldwide Holdings, LLC
21.	UFC ULTIMATE FIGHTING CHAMPIONSHIP & Octagon Design - 25	76977283	2981638	Zuffa LLC	Cancelled
22.	ULTIMATE FIGHTING CHAMPIONSHIP	76327073	2985736	Zuffa LLC
23.	PRIDE	76050589	3002172	Pride FC Worldwide Holdings, LLC
24.	UFC (Stylized) - 9, 16, 24, 25	76977681	3004864	Zuffa, LLC
25.	ULTIMATE FIGHTING - 16	76977064	3022840	Zuffa LLC
26.	THE ULTIMATE FIGHTER - 25/41	78976533	3038488	Zuffa, LLC
27.	UFC ULTIMATE FIGHTING CHAMPIONSHIP	76977324	3044208	Zuffa, LLC	Cancelled
28.	ULTIMATE FIGHTING	75982336	3047189	Zuffa LLC
29.	UFC ULTIMATE FIGHTING CHAMPIONSHIP	76402817	3052007	Zuffa, LLC

2

No.	Trademark	App No	Reg. No	Owner	Comments
30.	THE ULTIMATE FIGHTER - 9	78977112	3122194	Zuffa, LLC
31.	ULTIMATE FIGHT NIGHT - 41	78668283	3140717	Zuffa, LLC	Cancelled
32.	SUBMISSION (Stylized) - 18, 25	76273528	3162969	Zuffa LLC
33.	PRIDE FC FIGHTING CHAMPIONSHIPS	78605532	3176185	Pride FC Worldwide Holdings, LLC	Cancelled
34.	PRIDE	79002302	3202239	Pride FC Worldwide Holdings, LLC	Cancelled
35.	TOTAL ELIMINATION	78864249	3211130	Pride FC Worldwide Holdings, LLC
36.	CRITICAL COUNTDOWN	78864257	3211131	Pride FC Worldwide Holdings, LLC
37.	ULTIMATE FIGHTING - 9	75983542	3226285	Zuffa, LLC
38.	UFC ON DEMAND - 38, 41	78899592	3229582	Zuffa, LLC
39.	ARE YOU LOOKIN’ FOR A FIGHT? - 38, 41	78899607	3236834	Zuffa, LLC
40.	AS REAL AS IT GETS - 16	76451631	3240174	Zuffa, LLC
41.	PRIDE	76050590	3245229	Pride FC Worldwide Holdings, LLC
42.	THE ULTIMATE FIGHTER - 25	78978265	3252567	Zuffa LLC

3

No.	Trademark	App No	Reg. No	Owner	Comments
43.	BADDEST MAN ON THE PLANET - 9	76380119	3265420	Zuffa, LLC
44.	BUSHIDO	79012255	3280042	Pride FC Worldwide Holdings, LLC	Cancelled 66A
45.	OCTAGON GIRLS	77008402	3287380	Zuffa LLC	Cancelled
46.	OCTAGON GIRL SEARCH	77008407	3287381	Zuffa LLC	Cancelled
47.	FINAL CONFLICT	78864254	3306884	Dream Stage Entertainment, Inc.	Cancelled
48.	WFA WORLD FIGHTING ALLIANCE	78978419	3307395	WFA Enterprises, LLC	Cancelled
49.	PRIDE	78605530	3311709	Pride FC Worldwide Holdings, LLC
50.	WEC	77113851	3323609	WEC Holdings, LLC
51.	ZUFFA - 9, 41	78979161	3354476	Zuffa, LLC
52.	LOOKIN’ FOR A FIGHT - 38, 41	78899629	3383227	Zuffa, LLC	Cancelled
53.	IF IT’S NOT IN THE OCTAGON, IT’S NOT REAL	76978458	3383466	Zuffa LLC	Cancelled
54.	WEC WORLD EXTREME CAGEFIGHTING	77113812	3400843	WEC Holdings, LLC
55.	WEC WREKCAGE	77227646	3404733	WEC Holdings, LLC
56.	WEC WREKCAGE	77227652	3404734	WEC Holdings, LLC
57.	WEC	77248125	3405157	WEC Holdings, LLC

4

No.	Trademark	App No	Reg. No	Owner	Comments
58.	SUBMISSION TECHNICIAN - 25	77263126	3420953	Zuffa LLC	Cancelled
59.	STRIKEFORCE	77109583	3429439	Forza LLC
60.	IF IT’S NOT IN THE OCTAGON, IT’S NOT REAL - 9	76978761	3431804	Zuffa LLC
61.	WEC	77975535	3455142	WEC Holdings, LLC
62.	BUSHIDO	79011898	3462403	Pride FC Worldwide Holdings, LLC	Cancelled
63.	STRIKEFORCE	77342673	3467609	Forza LLC
64.	OUTSIDE THE CAGE	77345369	3471558	WEC Holdings, LLC
65.	WEC OUTSIDE THE CAGE	77345375	3471559	WEC Holdings, LLC
66.	UFC WIRED	77342768	3483987	Zuffa LLC
67.	UFC - 28	78980696	3539015	Zuffa, LLC
68.	WEC WORLD EXTREME CAGEFIGHTING	77976245	3555188	WEC Holdings, LLC1
69.	EL OCTAGONO DEL UFC	77509443	3569912	Zuffa LLC	Cancelled
70.	GLADIADORES DEL UFC	77509449	3569914	Zuffa LLC	Cancelled
71.	GUERREROS DEL UFC	77509452	3569915	Zuffa LLC	Cancelled
72.	COUNTDOWN AL UFC	77509435	3586125	Zuffa LLC	Cancelled

[1]	Grantor to file correction paper with the United States Patent and Trademark Office within 30 days of Effective Date.

5

No.	Trademark	App No	Reg. No	Owner	Comments
73.	IF IT’S NOT IN THE OCTAGON IT’S NOT REAL - 41	76978943	3598929	Zuffa LLC	Cancelled
74.	UFC - 32	78911506	3600393	Zuffa, LLC
75.	UFC - 5, 28	78981063	3624854	Zuffa, LLC
76.	THE SECOND COMING	77073561	3643997	Pride FC Worldwide Holdings, LLC
77.	UFC - 6,14	77672399	3647555	Zuffa, LLC
78.	UFC (Stylized) - 6, 14	77673283	3647556	Zuffa, LLC
79.	UFC FIGHT NIGHT LIVE & Octagon Design - 41	77581257	3650069	Zuffa, LLC	Cancelled
80.	UFC - 38	77622052	3650245	Zuffa, LLC
81.	UFC - 9, 34	77470629	3674078	Zuffa, LLC
82.	ULTIMATE FIGHTING CHAMPIONSHIP - 9, 34	77470639	3674079	Zuffa, LLC
83.	X FIGHTING	78533349	3677841	WEC Holdings, LLC	Cancelled
84.	AS REAL AS IT GETS	77490881	3687073	Zuffa LLC
85.	UFC VAULT - 38	77559474	3710071	Zuffa, LLC	Cancelled
86.	UFC UNLEASHED - 41	77781198	3715276	Zuffa, LLC
87.	UFC - 28, 41	78981272	3723920	Zuffa, LLC

6

No.	Trademark	App No	Reg. No	Owner	Comments
88.	Octagon Cooler (Side View) - 21	77636473	3723983	Zuffa, LLC	Cancelled
89.	OCTAGON - 41	77814508	3787078	Zuffa LLC
90.	ULTIMATE FIGHTING CHAMPIONSHIP	77713969	3792144	Zuffa LLC
91.	UFC POKER - 9	77800879	3792512	Zuffa, LLC
92.	UFC POKER - 41	77800894	3792513	Zuffa, LLC
93.	UFC POKER - 42	77800915	3792514	Zuffa, LLC
94.	ZUFFA - 9, 25	78833716	3795063	Zuffa, LLC
95.	UFC PRIMETIME - 41	77656437	3796872	Zuffa, LLC
96.	UFC POKER ROOM - 9	77797032	3801083	Zuffa, LLC
97.	UFC POKER ROOM - 41	77797038	3801084	Zuffa, LLC
98.	UFC POKER ROOM - 42	77797043	3801085	Zuffa, LLC
99.	UFC - 41	85003633	3841790	Zuffa LLC
100.	UFC (Stylized) - 16	77806317	3855626	Zuffa, LLC
101.	UFC FAN EXPO - 35	85088644	3890365	Zuffa, LLC

7

No.	Trademark	App No	Reg. No	Owner	Comments
102.	UFC FAN EXPO - 41	85088654	3890366	Zuffa, LLC
103.	UFC FAN EXPO & Design - 35	85088784	3890367	Zuffa LLC
104.	UFC FAN EXPO & Design - 41	85088789	3890368	Zuffa, LLC
105.	WEC	77113885	3894164	WEC Holdings, LLC
106.	ULTIMATE TALK - 41	77833958	3905363	Zuffa LLC
107.	UFC ULTIMATE 100 GREATEST FIGHTS	77721217	3914853	Zuffa LLC
108.	UFC ULTIMATE 100 GREATEST FIGHTS	77721236	3914854	Zuffa LLC
109.	UFC (Stylized) - 9	77657725	3929074	Zuffa, LLC
110.	UFC UNDISPUTED - 9	85103400	3931149	Zuffa, LLC
111.	UFC UNDISPUTED (Stylized) - 9	85108620	3931158	Zuffa, LLC
112.	OCTAGON GIRLS - 41	77150655	3931260	Zuffa, LLC
113.	UFC	77981426	3949117	Zuffa LLC
114.	UFC	77981427	3949118	Zuffa LLC
115.	WEC WREKCAGE	77227649	3962062	WEC Holdings, LLC

8

No.	Trademark	App No	Reg. No	Owner	Comments
116.	WFA WORLD FIGHTING ALLIANCE	78688092	3967575	WFA Enterprises, LLC
117.	UFC - 28	78979413	3975659	Zuffa, LLC
118.	WEC	77685652	3986197	WEC Holdings, LLC
119.	WEC	77685666	3990504	WEC Holdings, LLC
120.	WEC WORLD EXTREME CAGEFIGHTING	77113830	3998372	WEC Holdings, LLC
121.	UFC GYM	77982036	3999175	Zuffa LLC
122.	UFC ULTIMATE INSIDER - 9	85088549	4010412	Zuffa, LLC
123.	UFC ULTIMATE INSIDER & Design - 9	85088566	4010413	Zuffa, LLC
124.	STRIKEFORCE	77109588	4022947	Forza LLC
125.	OCTAGON GIRLS - 25	77150645	4026333	Zuffa, LLC
126.	UFC KNOCKOUT HOLD ‘EM - 41	77947493	4032298	Zuffa, LLC
127.	OCTAGON - 28	85129539	4037431	Zuffa, LLC
128.	SO YOU WANT TO BE A FIGHTER! - 9	85102299	4043949	Zuffa, LLC
129.	SO YOU WANNA BE A FIGHTER! - 9	85103338	4043953	Zuffa, LLC

9

No.	Trademark	App No	Reg. No	Owner	Comments
130.	ULTIMATE FIGHTING CHAMPIONSHIP	77490897	4099296	Zuffa LLC
131.	UFC ULTIMATE INSIDER - 41	85088560	4099794	Zuffa, LLC
132.	UFC ULTIMATE INSIDER & Design - 41	85088573	4099795	Zuffa, LLC
133.	UFC GYM	77982499	4106124	Zuffa LLC
134.	FIGHT LIBRARY - 9	85317304	4119806	Zuffa, LLC
135.	FIGHT LIBRARY - 41	85317317	4119807	Zuffa, LLC
136.	UFC TV - 41	85432168	4121933	Zuffa, LLC
137.	UFC UNDISPUTED FIGHT NATION - 9	85448849	4121961	Zuffa, LLC
138.	UFC UNDISPUTED FIGHT NATION - 41	85448861	4121962	Zuffa, LLC
139.	UFC TV & Design - 38	85432172	4125614	Zuffa, LLC
140.	THE ULTIMATE FIGHTER - 9, 25	77553615	4129014	Zuffa, LLC
141.	UFC IN THE MOMENT - 41	85256275	4129700	Zuffa, LLC
142.	UFC TV & Design - 41	85432142	4132033	Zuffa, LLC
143.	UFC TV - 38	85432159	4132034	Zuffa, LLC

10

No.	Trademark	App No	Reg. No	Owner	Comments
144.	S STRIKEFORCE INSIDER	85401171	4134685	Forza LLC
145.	UFC GYM & Design - 24	85288352	4147712	Zuffa, LLC
146.	ULTIMATE FIGHTING CHAMPIONSHIP - 35	77983177	4161662	Zuffa, LLC
147.	UFC GYM - 25/28/35	77982947	4168373	Zuffa, LLC
148.	UFC TONIGHT - 41	85513364	4186839	Zuffa, LLC
149.	UFC ULTIMATE FIGHTING CHAMPIONSHIP (Stylized) - 28	85531199	4190778	Zuffa, LLC
150.	S	85310846	4207054	Forza LLC
151.	Split Decision Octagon Logo - 25	85246463	4222605	Zuffa, LLC
152.	ULTIMATE FIGHTING CHAMPIONSHIP	77727510	4261664	Zuffa LLC
153.	UFC FAN EXPO - 25	85088636	4261773	Zuffa, LLC
154.	UFC FAN EXPO & Design - 25	85088768	4261774	Zuffa, LLC
155.	UFC FIGHT CLUB - 41	85513378	4278397	Zuffa, LLC
156.	UFC GYM TRAIN DIFFERENT - 44	85499865	4281641	Zuffa, LLC
157.	UFC FIGHT CLUB - 35	85513367	4281694	Zuffa, LLC

11

No.	Trademark	App No	Reg. No	Owner	Comments
158.	UFC GYM TRAIN DIFFERENT - 41	85499854	4284976	Zuffa, LLC
159.	THE OFFICIAL WEEKLY NEWS AND INFORMATION SHOW OF THE UFC - 41	85513357	4285038	Zuffa, LLC
160.	THE ULTIMATE FIGHTER	85575140	4315923	Zuffa LLC
161.	UFC	77753163	4317389	Zuffa LLC
162.	UFC	77753189	4317390	Zuffa LLC
163.	UFC ENCYCLOPEDIA	85351643	4321558	Zuffa LLC
164.	UFC CHAMPION UFC ULTIMATE FIGHTING CHAMPIONSHIP UFC CHAMPION UFC	85430004	4337019	Zuffa LLC
165.	TUF	85571033	4339793	Zuffa LLC
166.	UFC CHAMPION UFC ULTIMATE FIGHTING CHAMPIONSHIP UFC CHAMPION UFC	85429998	4352372	Zuffa LLC
167.	OCTAGON (words)	85318709	4372981	Zuffa, LLC
168.	Octagon Performance Logo	85318710	4372982	Zuffa, LLC
169.	UFC HOLD ‘EM	77904417	4392582	Zuffa, LLC
170.	THE OCTAGON OF POKER	77800948	4396410	Zuffa, LLC
171.	THE OCTAGON OF POKER	77800956	4396411	Zuffa, LLC

12

No.	Trademark	App No	Reg. No	Owner	Comments
172.	POKER OCTAGON	77810566	4396414	Zuffa, LLC
173.	POKER OCTAGON	77810571	4396415	Zuffa, LLC
174.	S SHIELD (DESIGN)	85310743	4396628	Forza LLC
175.	UFC FROM ALL ANGLES	85629619	4397261	Zuffa, LLC
176.	ULTIMATE ANSWERS	85660709	4397453	Zuffa, LLC
177.	OCTAGON GIRL	77983490	4400446	Zuffa, LLC
178.	STRIKEFORCE (STYLIZED)	85319603	4400592	Forza LLC
179.	STRIKEFORCE (STYLIZED)	85319753	4400594	Forza LLC
180.	STRIKEFORCE (STYLIZED)	85319204	4411463	Forza LLC
181.	DUT	85647569	4423929	Zuffa LLC
182.	THE ULTIMATES	85578905	4426197	Zuffa LLC
183.	THE ULTIMATE FIGHTER BRASIL	85537061	4433194	Zuffa LLC
184.	PRIDE	76050574	4443978	Pride FC Worldwide Holdings, LLC
185.	PRIDE FIGHTING CHAMPIONSHIPS	76148587	4443979	Pride FC Worldwide Holdings, LLC

13

No.	Trademark	App No	Reg. No	Owner	Comments
186.	PRIDE & DESIGN	76050571	4455179	Pride FC Worldwide Holdings, LLC
187.	UFC FIT	85748565	4472109	Zuffa LLC
188.	S & SHIELD	85310805	4498442	Forza LLC
189.	S & SHIELD	85310821	4498443	Forza LLC
190.	FIGHTING’S IN MY DNA	85939601	4508009	Zuffa LLC
191.	ULTIMATE FIGHTING CHAMPIONSHIP & Ultiman Design	85351672	4543817	Zuffa LLC
192.	THE ULTIMATES 2013 & Performance Octagon Logo	85903279	4544845	Zuffa LLC
193.	UFC PICK ‘EM	86157343	4560436	Zuffa LLC
194.	UFC FIT	85748571	4560899	Zuffa LLC
195.	UFC FANTASY	86157347	4568417	Zuffa LLC
196.	UFC ULTIMATE FIGHTING CHAMPIONSHIP	85393733	4589083	Zuffa LLC
197.	UFC FIT FULL-BODY INTENSITY TRAINING	85861009	4625617	Zuffa LLC
198.	UFC	85300380	4632668	Zuffa LLC
199.	UFC & PERFORMANCE OCTAGON LOGO	86975480	4634371	Zuffa LLC

14

No.	Trademark	App No	Reg. No	Owner	Comments
200.	UFC FIGHT NIGHT	86038248	4639450	Zuffa LLC
201.	UFC FIGHT PASS - 9	86138975	4685773	Zuffa LLC
202.	UFC FIGHT PASS - 38	86138981	4685774	Zuffa LLC
203.	UFC FIGHT PASS PRELIMS - 38	86157351	4685823	Zuffa LLC
204.	THE ULTIMATE FIGHTER & Design - 25	86418597	4699955	Zuffa LLC
205.	Octagon Cage Design - 41	85870001	4706148	Zuffa LLC
206.	UFC FIT Stylized - 21	86027582	4710350	Zuffa LLC
207.	UFC FIT - 21	86027637	4710351	Zuffa LLC
208.	UFC FIT - 28	86027651	4710352	Zuffa LLC
209.	UFC FIT Stylized - 28	86031860	4710355	Zuffa LLC
210.	FIGHT FOR THE TROOPS - 41	86088837	4724654	Zuffa LLC
211.	THE ULTIMATE FIGHTER THE SMASHES - 9	85576209	4735587	Zuffa LLC
212.	ARMBAR - 43	86119456	4737474	Zuffa LLC
213.	Daily Ultimate Training	86240600	4746247	Zuffa LLC

15

No.	Trademark	App No	Reg. No	Owner	Comments
214.	UFC FIGHT PASS - 41	86138984	4748878	Zuffa LLC
215.	STOP WORKING OUT START TRAINING - CLASS 41	86119467	4752679	Zuffa LLC
216.	STOP WORKING OUT START TRAINING - CLASS 44	86119470	4752680	Zuffa LLC
217.	UFC SPOTLIGHT - 42	86248963	4757294	Zuffa LLC
218.	OCTAGON GIRL	77753015	4760462	Zuffa LLC
219.	STRIKEFORCE CHALLENGERS	86366086	4788801	Forza LLC
220.	UFC EMBEDDED - 38	86374694	4825185	Zuffa LLC
221.	UFC EMBEDDED - 41	86374715	4825188	Zuffa LLC
222.	The Ultimate Fighter & design - 9	86418576	4825354	Zuffa LLC
223.	The Ultimate Fighter & design - 41	86418611	4825356	Zuffa LLC
224.	Octagon & Performance Octagon logo - 9	86019710	4827555	Zuffa LLC
225.	OCTAGON - 9	86019701	4832372	Zuffa LLC
226.	Performance Octagon Logo - 9	86019719	4832373	Zuffa LLC
227.	UFC GYM & Design - 41	85288361	4876541	Zuffa LLC

16

No.	Trademark	App No	Reg. No	Owner	Comments
228.	UFC GYM & Design - 44	85288367	4876542	Zuffa LLC
229.	OCTAGON - 25	77819022	4889724	Zuffa LLC
230.	TRAIN DIFFERENT	85499847	4905302	Zuffa LLC
231.	Ultimate Fighting Championship & Ultiman design	86270387	N/A	Zuffa LLC	Abandoned Pending ITU
232.	Ultimate Fighting Championship & Ultiman design	86270418	N/A	Zuffa LLC	Abandoned Pending ITU
233.	Ultimate Fighting Championship & Ultiman design	86270426	N/A	Zuffa LLC	Abandoned Pending ITU
234.	Ultimate Fighting Championship & Ultiman design	86270437	N/A	Zuffa LLC	Abandoned Pending ITU
235.	Ultimate Fighting Championship & Ultiman design	86270449	N/A	Zuffa LLC	Abandoned Pending ITU
236.	Ultimate Fighting Championship & Ultiman design	86270467	N/A	Zuffa LLC	Abandoned Pending ITU
237.	Ultimate Fighting Championship & Ultiman design	86270477	N/A	Zuffa LLC	Pending ITU
238.	Ulti-man	86319364	N/A	Zuffa LLC	Abandoned Pending ITU
239.	Ulti-man	86319376	N/A	Zuffa LLC	Abandoned Pending ITU
240.	Ulti-man	86319387	N/A	Zuffa LLC	Abandoned Pending ITU
241.	Ulti-man	86319399	N/A	Zuffa LLC	Abandoned Pending ITU
242.	Ulti-man	86319405	N/A	Zuffa LLC	Abandoned Pending ITU
243.	Ulti-man	86319411	N/A	Zuffa LLC	Abandoned Pending ITU
244.	Ulti-man	86319417	N/A	Zuffa LLC	Pending ITU
245.	Ulti-man - 41	86319420	4978629	Zuffa LLC

17

No.	Trademark	App No	Reg. No	Owner	Comments
246.	THE ULTIMATE FIGHTER & Horiz. Design - 41	86564080	N/A	Zuffa LLC
247.	UFC FIT - 5	86747244	4963166	Zuffa LLC
248.	THERE ARE NO RULES!	75975946		Zuffa LLC	Abandoned Pending ITU
249.	PRIDE FIGHTING CHAMPIONSHIPS NEW BLOOD FC	76148590		Pride FC Worldwide Holdings, LLC	Abandoned Pending ITU
250.	YOU WILL SUBMIT	76273526		Zuffa LLC	Abandoned Pending ITU
251.	ULTIMATE FIGHTING CHAMPIONSHIP	76273529		Zuffa LLC	Abandoned
252.	IF IT’S NOT IN THE OCTAGON, IT’S NOT REAL - 9, 25	76273530		Zuffa, LLC	Abandoned
253.	ULTIMATE FIGHTING	76356163		Zuffa LLC	Abandoned Pending ITU
254.	ULTIMATE FIGHTING	76380007		Zuffa LLC	Abandoned Pending ITU
255.	ULTIMATE TOURNAMENT	76380115		Zuffa LLC	Abandoned Pending ITU
256.	ULTIMATE CHALLENGE	76380117		Zuffa LLC	Abandoned Pending ITU
257.	ULTIMATE FIGHTING CHALLENGE	76380118		Zuffa LLC	Abandoned Pending ITU
258.	AS REAL AS IT GETS	76977855		Zuffa LLC	Abandoned Pending ITU
259.	ULTIMATE PROVING GROUND	77003915		Zuffa LLC	Abandoned Pending ITU
260.	SUBMISSION - 25	77263346		Zuffa LLC	Abandoned Pending ITU
261.	WEC OUTSIDE THE CAGE	77342746		WEC Holdings, LLC	Abandoned Pending ITU
262.	AS REAL AS IT GETS - 9, 34	77470613		Zuffa, LLC	Abandoned Pending ITU
263.	UFC GYM - 5/16/27	77630778		Zuffa, LLC	Abandoned Pending ITU

18

No.	Trademark	App No	Reg. No	Owner	Comments
264.	OCTAGON COOLER DESIGN (Top View) - 21	77636476		Zuffa, LLC	Abandoned Pending ITU
265.	FLD PRODUCTIONS - 41	77679288		Zuffa, LLC	Abandoned Pending ITU
266.	ULTIMATE FIGHTING CHAMPIONSHIP	77753251		Zuffa LLC	Abandoned Pending ITU
267.	UFC ULTIMATE HOLD ‘EM - 9	77797656		Zuffa, LLC	Abandoned Pending ITU
268.	UFC ULTIMATE HOLD ‘EM - 28	77797667		Zuffa, LLC	Abandoned Pending ITU
269.	UFC ULTIMATE HOLD ‘EM - 41	77797673		Zuffa, LLC	Abandoned Pending ITU
270.	THE OCTAGON OF POKER - 9	77800925		Zuffa LLC	Abandoned Pending ITU
271.	THE OCTAGON OF POKER	77800935		Zuffa LLC	Abandoned Pending ITU
272.	POKER OCTAGON - 9	77810557		Zuffa, LLC	Abandoned Pending ITU
273.	POKER OCTAGON - 28	77810562		Zuffa LLC	Abandoned Pending ITU
274.	OCTAGON - 18, 28	77819031		Zuffa LLC	Abandoned Pending ITU
275.	UFC HOLD ‘EM - 9	77904392		Zuffa LLC	Abandoned Pending ITU
276.	UFC HOLD ‘EM - 28	77904404		Zuffa LLC	Abandoned Pending ITU
277.	UFC KNOCKOUT HOLD ‘EM	77947470		Zuffa LLC	Abandoned Pending ITU
278.	UFC KNOCKOUT HOLD ‘EM	77947481		Zuffa LLC	Abandoned Pending ITU
279.	KUFC - 9, 25, 41	78262218		Zuffa, LLC	Abandoned Pending ITU
280.	THE ULTIMATE FIGHTER - 9, 25	78441226		Zuffa, LLC	Abandoned Pending ITU

19

No.	Trademark	App No	Reg. No	Owner	Comments
281.	FLOW WITH THE GO	78591285		Zuffa LLC	Abandoned Pending ITU
282.	PENTAGON	78785897		WEC Holdings, LLC	Abandoned Pending ITU
283.	KING OF THE STREETS	78844882		WFA Enterprises, LLC	Abandoned Pending ITU
284.	SHOCKWAVE	78864263		Pride FC Worldwide Holdings, LLC	Abandoned
285.	THE ULTIMATE FIGHTER	78910337		Zuffa LLC	Abandoned Pending ITU
286.	ULTIMATE FIGHTING	78910345		Zuffa LLC	Abandoned Pending ITU
287.	THE REAL DEAL	78938871		Pride FC Worldwide Holdings, LLC	Abandoned Pending ITU
288.	OCTAGON COLLECTION	85005157		Zuffa LLC	Abandoned Pending ITU
289.	UFC FIGHT NATION	85157022		Zuffa LLC	Abandoned Pending ITU
290.	UFC FIGHT NATION	85157036		Zuffa LLC	Abandoned Pending ITU
291.	UFC PERSONAL TRAINER	85246131		Zuffa LLC	Pending ITU
292.	UFC PERSONAL TRAINER ULTIMATE FITNESS SYSTEM	85246150		Zuffa LLC	Pending ITU
293.	UFC PERSONAL TRAINER ULTIMATE TRAINING SYSTEM - 9	85246423		Zuffa LLC	Pending ITU
294.	ULTIMATE FITNESS SYSTEM	85246432		Zuffa LLC	Pending ITU
295.	ULTIMATE TRAINING SYSTEM	85246441		Zuffa LLC	Pending ITU

20

No.	Trademark	App No	Reg. No	Owner	Comments
296.	UFC TRAINER	85262581		Zuffa LLC	Abandoned Pending ITU
297.	UFC RIO	85265139		Zuffa LLC	Abandoned Pending ITU
298.	UFC RIO	85265143		Zuffa LLC	Abandoned Pending ITU
299.	UFC RIO	85265159		Zuffa LLC	Abandoned Pending ITU
300.	UFC RIO	85265165		Zuffa LLC	Abandoned Pending ITU
301.	UFC RIO	85265175		Zuffa LLC	Abandoned Pending ITU
302.	UFC RIO	85265181		Zuffa LLC	Abandoned Pending ITU
303.	UFC RIO	85265217		Zuffa LLC	Abandoned Pending ITU
304.	UFC RIO	85265220		Zuffa LLC	Abandoned Pending ITU
305.	UFC RIO	85265223		Zuffa LLC	Abandoned Pending ITU
306.	UFC RIO	85265225		Zuffa LLC	Abandoned Pending ITU
307.	UFC RIO	85265230		Zuffa LLC	Abandoned Pending ITU
308.	UFC RIO	85265236		Zuffa LLC	Abandoned Pending ITU
309.	UFC GYM	85288344		Zuffa LLC	Abandoned Pending ITU
310.	UFC GYM	85288357		Zuffa LLC	Abandoned Pending ITU
311.	UFC CENTRAL	85289650	5008284	Zuffa LLC
312.	UFC	85294696		Zuffa LLC	Abandoned Pending ITU

21

No.	Trademark	App No	Reg. No	Owner	Comments
313.	UFC PERSONAL TRAINER THE ULTIMATE FITNESS SYSTEM	85294702		Zuffa LLC	Pending ITU
314.	UFC	85300368		Zuffa LLC	Abandoned Pending ITU
315.	UFC	85300394		Zuffa LLC	Abandoned Pending ITU
316.	UFC	85300404		Zuffa LLC	Pending ITU
317.	S	85310777		Forza LLC	Abandoned Pending ITU
318.	S & Shield Design – 25	85310805	4498442	Forza LLC
319.	S	85310821	4498443	Forza LLC
320.	S	85310839		Forza LLC	Abandoned Pending ITU
321.	STRIKEFORCE	85319296		Forza LLC	Abandoned Pending ITU
322.	STRIKEFORCE	85319732		Forza LLC	Abandoned Pending ITU
323.	STRIKEFORCE	85319744		Forza LLC	Abandoned Pending ITU
324.	STRIKEFORCE CHALLENGERS	85321497		Forza LLC	Abandoned Pending ITU
325.	STRIKEFORCE CHALLENGERS	85321513		Forza LLC	Abandoned Pending ITU
326.	STRIKEFORCE CHALLENGERS	85321516		Forza LLC	Abandoned Pending ITU

22

No.	Trademark	App No	Reg. No	Owner	Comments
327.	STRIKEFORCE CHALLENGERS	85321521		Forza LLC	Abandoned Pending ITU
328.	UFC KNOCKOUT HOLD’EM	85349770		Zuffa LLC	Abandoned Pending ITU
329.	UFC KNOCKOUT HOLD’EM	85349773		Zuffa LLC	Abandoned Pending ITU
330.	UFC KNOCKOUT HOLD’EM	85349776		Zuffa LLC	Abandoned Pending ITU
331.	ULTIMATE FIGHTING CHAMPIONSHIP	85351672	4543817	Zuffa LLC
332.	ULTIMATE FIGHTING	85367120		Zuffa LLC	Abandoned Pending ITU
333.	ULTIMATE FIGHTING	85367123		Zuffa LLC	Abandoned Pending ITU
334.	UFC	85393639		Zuffa LLC	Abandoned Pending ITU
335.	UFC	85393690		Zuffa LLC	Abandoned Pending ITU
336.	UFC ULTIMATE FIGHTING CHAMPIONSHIP	85393754		Zuffa LLC	Abandoned Pending ITU

23

No.	Trademark	App No	Reg. No	Owner	Comments
337.	UFC ULTIMATE FIGHTING CHAMPIONSHIP	85393794		Zuffa LLC	Abandoned Pending ITU
338.	UFC ULTIMATE FIGHTING CHAMPIONSHIP	85393810		Zuffa LLC	Abandoned Pending ITU
339.	UFC RIO	85400986		Zuffa LLC	Abandoned Pending ITU
340.	UFC RIO	85400998		Zuffa LLC	Abandoned Pending ITU
341.	UFC RIO	85401011		Zuffa LLC	Abandoned Pending ITU
342.	UFC RIO	85401019		Zuffa LLC	Abandoned Pending ITU
343.	UFC RIO	85401033		Zuffa LLC	Abandoned Pending ITU
344.	UFC RIO	85401046		Zuffa LLC	Abandoned Pending ITU
345.	ULTIMATE UFC VIP	85401605		Zuffa LLC	Abandoned Pending ITU
346.	UFC OCTAGON NATION TOUR	85426365		Zuffa LLC	Abandoned Pending ITU
347.	OCTAGON NATION TOUR	85426374		Zuffa LLC	Abandoned Pending ITU
348.	OCTAGON NATION	85426380		Zuffa LLC	Abandoned Pending ITU
349.	UFC ULTIMATE POKER CHAMPIONSHIP	85508807		Zuffa LLC	Abandoned Pending ITU
350.	UFC ULTIMATE POKER PLAYER	85508815		Zuffa LLC	Abandoned Pending ITU

24

No.	Trademark	App No	Reg. No	Owner	Comments
351.	THE OFFICIAL WEEKLY NEWS AND INFORMATION SHOW OF THE UFC	85513352		Zuffa LLC	Abandoned
352.	UFC TONIGHT	85513361		Zuffa LLC	Abandoned
353.	TUF	85571027		Zuffa LLC	Abandoned Pending ITU
354.	THE ULTIMATE FIGHTER	85575135		Zuffa LLC	Abandoned Pending ITU
355.	THE ULTIMATE FIGHTER: THE SMASHES	85575138		Zuffa LLC	Abandoned Pending ITU
356.	THE ULTIMATE FIGHTER: THE SMASHES	85576214		Zuffa LLC	Abandoned Pending ITU
357.	UFC ROUNDTABLE	85629633		Zuffa LLC	Abandoned Pending ITU
358.	FLD PRODUCTIONS	85726284		Zuffa LLC	Abandoned Pending ITU
359.	ULTIMATE FIGHTING CHAMPIONSHIP	85776129		Zuffa LLC	Abandoned Pending ITU
360.	Octagon Cage Design - 41	85870001	4706148	Zuffa LLC
361.	UFC FIT (logo)	86027590	4491232	Zuffa LLC
362.	UFC FIT	86027646	4491233	Zuffa LLC
363.	TRAIN DIFFERENT - 41	85455669	4164152	Zuffa, LLC
364.	UFC - 9	86068415	4587482	Zuffa LLC
365.	UFC FIT Stylized - 16	86027570	4595632	Zuffa LLC
366.	UFC FIT Stylized- 41	86027613	4595633	Zuffa LLC
367.	UFC FIT - 16	86027627	4595634	Zuffa LLC
368.	UFC FIT - 41	86027657	4595635	Zuffa LLC

25

No.	Trademark	App No	Reg. No	Owner	Comments
369.	UFC FIT Stylized - 41/44	86027620	4604271	Zuffa LLC
370.	UFC FIT - 41/44	86027666	4604272	Zuffa LLC
371.	Octagon Shape - 41	86356955		Zuffa, LLC	Pending ITU
372.	UFC GYM & Des. (2015) - 25	86823263		Zuffa LLC
373.	UFC GYM & Des. (2015) - 28	86823280		Zuffa LLC
374.	DANA WHITE LOOKIN’ FOR A FIGHT - 41	86864434		Zuffa LLC
375.	FLD PRODUCTIONS – 41	87019234		Zuffa LLC	Pending ITU
376.	TRAIN DIFFERENT – 28	86904898		Zuffa LLC	Pending ITU
377.	Fist Design	86838304	N/A	Pride FC Worldwide Holdings, LLC	Pending ITU
378.	OCTAGON	86814380	N/A	Zuffa LLC
379.	UFC GYM	86823299	N/A	Zuffa LLC
380.	ULTIMATE FIGHTING CHAMPIONSHIP	86423793	N/A	Zuffa LLC	Pending ITU
381.	ULTIMATE FIGHTING CHAMPIONSHIP	86417293	N/A	Zuffa LLC
382.	ULTIMATE FIGHTING CHAMPIONSHIP	86417316	N/A	Zuffa LLC

26

Schedule IV to the

Second Lien Collateral Agreement

COMMERCIAL TORT CLAIMS

None.

Exhibit I to the

Second Lien Collateral Agreement

SUPPLEMENT NO.     dated as of [    ] (this “Supplement”), to the Second Lien Collateral Agreement dated as of August 18, 2016 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among ZUFFA GUARANTOR, LLC, a Delaware limited liability company (“Holdings”), UFC Holdings, LLC (“UFC Holdings”), VGD MERGER SUB, LLC, a Delaware limited liability company (“VGD Merger Sub”) (which on the Effective Date shall be merged with and into UFC Holdings with UFC Holdings surviving such merger), the other GRANTORS from time to time party thereto and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent (in such capacity and together with successors in such capacity, the “Collateral Agent”).

A. Reference is made to (a) Second Lien Credit Agreement dated as of August 18, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, VGD Merger Sub, the Lenders party thereto and Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent and (b) the Collateral Agreement.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement, as applicable.

C. The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans. Section 5.14 of the Collateral Agreement provides that additional Subsidiaries may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Collateral Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 5.14 of the Collateral Agreement, the New Grantor by its signature below becomes a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in and lien on all of the New Grantor’s right, title and interest in, to and under the Pledged Collateral and the Article 9 Collateral (as each such term is defined in the Collateral Agreement). Each reference to a “Grantor” in the Collateral Agreement shall be deemed to include the New Grantor. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective as to the New Grantor when a counterpart hereof executed on behalf of the New Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the New Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of the New Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that the New Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Collateral Agreement and the Credit Agreement.

SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a schedule with the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office, (b) Schedule II sets forth a true and complete list, with respect to the New Grantor, of (i) all the Equity Interests owned by the New Grantor in any Subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by the New Grantor and (ii) all the Pledged Debt Securities owned by the New Grantor and (c) Schedule III attached hereto sets forth, as of the date hereof, (i) all of the New Grantor’s Patents constituting Article 9 Collateral, including the name of the registered owner, type, registration or application number and the expiration date (if already registered) of each such Patent owned by the New Grantor, (ii) all of the New Grantor’s Trademarks constituting Article 9 Collateral, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each such Trademark owned by the New Grantor, and (iii) all of the New Grantor’s Copyrights constituting Article 9 Collateral, including the name of the registered owner, title and, if applicable, the registration number of each such Copyright owned by the New Grantor, and (d) Schedule IV attached hereto sets forth, as of the date hereof, each Commercial Tort Claim in respect of which a complaint or counterclaim has been filed by the New Grantor seeking damages in an amount of $20,000,000 or more.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Collateral Agreement.

SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its fees and expenses incurred hereunder and under the Collateral Agreement as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “the New Grantor” and each reference therein to the “Administrative Agent” shall be deemed to be a reference to the “Collateral Agent”.

[Signature Pages Follow]

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

By:
Name:
Title:

Legal Name: Jurisdiction of Formation:
Location of Chief Executive Office:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO SUPPLEMENT TO SECOND LIEN COLLATERAL AGREEMENT

Schedule I

to Supplement No.      to the

Second Lien Collateral Agreement

Name	Jurisdiction of Formation	Chief Executive Office

Schedule II

to Supplement No.      to the

Second Lien Collateral Agreement

PLEDGED EQUITY INTERESTS

Grantor	Issuer	Number of Certificate	Number and Class of Equity Interests	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Grantor	Issuer	Principal Amount	Date of Note	Maturity Date

Schedule III

to Supplement No.     to the

Second Lien Collateral Agreement

INTELLECTUAL PROPERTY

Schedule IV

to Supplement No.     to the

Second Lien Collateral Agreement

COMMERCIAL TORT CLAIMS

Exhibit II to the

Second Lien Collateral Agreement

SECOND LIEN COPYRIGHT SECURITY AGREEMENT dated as of [     ], 20[     ] (this “Agreement”), among [     ] (the “Grantor”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent (in such capacity and together with successors in such capacity, the “Collateral Agent”).

Reference is made to (a) the Second Lien Credit Agreement dated as of August 18, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Zuffa Guarantor, LLC, a Delaware limited liability company (“Holdings”), UFC Holdings, LLC (“UFC Holdings”), VGD Merger Sub, LLC, a Delaware limited liability company (“VGD Merger Sub”) (which on the Effective Date shall be merged with and into UFC Holdings with UFC Holdings surviving such merger), the Lenders party thereto and Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent, and (b) the Second Lien Collateral Agreement dated as of August 18, 2016 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among Holdings, VGD Merger Sub, the other grantors from time to time party thereto and the Collateral Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans as consideration for Loans previously made. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement or the Credit Agreement, as applicable. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under the Copyrights listed on Schedule I, and the exclusive Copyright Licenses under which such Grantor is a licensee listed on Schedule II (collectively, the “Copyright Collateral”).

SECTION 3. Collateral Agreement. The Security Interest granted to the Collateral Agent herein is granted in furtherance, and not in limitation, of the security interests granted to the Collateral Agent pursuant to the Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Intercreditor Agreements Govern. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to the Collateral Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the First Lien/Second Lien Intercreditor Agreement), including liens and security interests granted to (A) Goldman Sachs Bank USA, as collateral agent, pursuant to or in connection with the First Lien Credit Agreement, and (B) [INSERT NAME], as [INSERT CAPACITY], pursuant to or in connection with the [Additional Senior Debt Document] (as amended, restated, supplemented or otherwise modified from time to time), among [     ] and the other parties thereto, and (ii) the exercise of any right or remedy by the Collateral Agent under the Collateral Agreement is subject to the limitations and provisions of the First Lien/Second Lien Intercreditor Agreement. In the event of any conflict between the terms of the First Lien/Second Lien Intercreditor Agreement and the terms of the Collateral Agreement, the terms of the First Lien/Second Lien Intercreditor Agreement shall govern.

SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[ ],

By:
Name:
Title:

SIGNATURE PAGE TO SECOND LIEN COPYRIGHT SECURITY AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent,

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO SECOND LIEN COPYRIGHT SECURITY AGREEMENT

Schedule I

Schedule II

Exhibit III to the

Second Lien Collateral Agreement

SECOND LIEN PATENT SECURITY AGREEMENT dated as of [     ], 20[     ] (this “Agreement”), among [     ] (the “Grantor”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent (in such capacity and together with successors in such capacity, the “Collateral Agent”).

Reference is made to (a) the Second Lien Credit Agreement dated as of August 18, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Zuffa Guarantor, LLC, a Delaware limited liability company (“Holdings”), UFC Holdings, LLC (“UFC Holdings”), VGD Merger Sub, LLC, a Delaware limited liability company (“VGD Merger Sub”) (which on the Effective Date shall be merged with and into UFC Holdings with UFC Holdings surviving such merger), the Lenders party thereto and Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent, and (b) the Second Lien Collateral Agreement dated as of August 18, 2016 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among Holdings, VGD Merger Sub, the other grantors from time to time party thereto and the Collateral Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement or the Credit Agreement, as applicable. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under the Patents listed on Schedule I (the “Patent Collateral”).

SECTION 3. Collateral Agreement. The Security Interest granted to the Collateral Agent herein is granted in furtherance, and not in limitation, of the security interests granted to the Collateral Agent pursuant to the Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Patent Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Intercreditor Agreements Govern. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to the Collateral Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the First Lien/Second Lien

Intercreditor Agreement), including liens and security interests granted to (A) Goldman Sachs Bank USA, as collateral agent, pursuant to or in connection with the First Lien Credit Agreement, and (B) [INSERT NAME], as [INSERT CAPACITY], pursuant to or in connection with the [Additional Senior Debt Document] (as amended, restated, supplemented or otherwise modified from time to time), among [         ] and the other parties thereto, and (ii) the exercise of any right or remedy by the Collateral Agent under the Collateral Agreement is subject to the limitations and provisions of the First Lien/Second Lien Intercreditor Agreement. In the event of any conflict between the terms of the First Lien/Second Lien Intercreditor Agreement and the terms of the Collateral Agreement, the terms of the First Lien/Second Lien Intercreditor Agreement shall govern.

SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[ ],

By:
Name:
Title:

SIGNATURE PAGE TO SECOND LIEN PATENT SECURITY AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent,

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO SECOND LIEN PATENT SECURITY AGREEMENT

Schedule I

Exhibit IV to the

Second Lien Collateral Agreement

SECOND LIEN TRADEMARK SECURITY AGREEMENT dated as of [     ], 20[     ] (this “Agreement”), among [ ] (the “Grantor”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent (in such capacity and together with successors in such capacity, the “Collateral Agent”).

Reference is made to (a) the Second Lien Credit Agreement dated as of August 18, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Zuffa Guarantor, LLC, a Delaware limited liability company (“Holdings”), UFC Holdings, LLC (“UFC Holdings”), VGD Merger Sub, LLC, a Delaware limited liability company (“VGD Merger Sub”) (which on the Effective Date shall be merged with and into UFC Holdings with UFC Holdings surviving such merger), the Lenders party thereto and Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent, and (b) the Second Lien Collateral Agreement dated as of August 18, 2016 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among Holdings, VGD Merger Sub, the other grantors from time to time party thereto and the Collateral Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement or the Credit Agreement, as applicable. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under the Trademarks listed on Schedule I (the “Trademark Collateral”).

SECTION 3. Collateral Agreement. The Security Interest granted to the Collateral Agent herein is granted in furtherance, and not in limitation, of the security interests granted to the Collateral Agent pursuant to the Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Intercreditor Agreements Govern. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to the Collateral Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the First Lien/Second Lien

Intercreditor Agreement), including liens and security interests granted to (A) Goldman Sachs Bank USA, as collateral agent, pursuant to or in connection with the First Lien Credit Agreement, and (B) [INSERT NAME], as [INSERT CAPACITY], pursuant to or in connection with the [Additional Senior Debt Document] (as amended, restated, supplemented or otherwise modified from time to time), among [         ] and the other parties thereto, and (ii) the exercise of any right or remedy by the Collateral Agent under the Collateral Agreement is subject to the limitations and provisions of the First Lien/Second Lien Intercreditor Agreement. In the event of any conflict between the terms of the First Lien/Second Lien Intercreditor Agreement and the terms of the Collateral Agreement, the terms of the First Lien/Second Lien Intercreditor Agreement shall govern.

SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[ ],

By:
Name:
Title:

SIGNATURE PAGE TO SECOND LIEN TRADEMARK SECURITY AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent,

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO SECOND LIEN TRADEMARK SECURITY AGREEMENT

Schedule I

Execution Version

Schedule 1.01(a) Excluded Subsidiaries

E Books LLC

Endeavor Media Access, LLC

Luumena Management, LLC

William Morris Endeavor Entertainment Foundation

Wilshire Advertising, LLC

WME ITG, LLC

WME Land Investments, LLC

WME Marketing Holdings, LLC

WME Touring, LLC

X4 Entertainment, Inc.

Schedule 2.01 Term Commitments

Term Lender	Term Commitment
Barclays Bank PLC	$450,000,000.00

Total	$450,000,000.00

Schedule 3.05 Effective Date Material Real Property

None.

Schedule 3.12 Subsidiaries

Unless otherwise specified next to the entity by the percentage of ownership, each Subsidiary is wholly-owned, either directly or indirectly, by Holdings.

5500-34, LLC (IMG Academy, LLC owns 93%)

Access Research Holdings, LLC (William Morris Endeavor Entertainment, LLC owns 70%)

A Company for Art and Commerce, LLC

A Corporation for Art and Commerce, S.à r.l.

Academy Park Villas L.L.C.

Academy Resorts L.L.C. (IMG Academy, LLC owns 95%)

Angel GmbH

Aqua Games (UK) Limited

Ari Fleischer Sports Communications, LLC (IMG Worldwide, LLC owns 50%)

Asian Tour Media Pte. Ltd. (IMG Singapore Pte. Ltd. owns 50%)

ASM Sports Properties, LLC (wholly owned by Gamecock Sports Properties, LLC,

which is 51% owned by IMG College, LLC)

Bloomberg Sports, LLC (William Morris Endeavor Entertainment, LLC owns 32%)

BootsNBeach Country Music Festival, LLC (William Morris Endeavor Entertainment, LLC owns 51%)

Brand Events Taste of Christmas Limited

BSI Speedway (Holdings) Limited

BSI Speedway Limited

Bollettieri Development Company, LLC

Catalyst Public Relations, LLC

CCTV IMG Sports Management Co., Ltd. (IMG Worldwide, LLC owns 32%)

CDX Entretenimento S.A. (IMG Brazil, LLC owns 11.3%)

Challenger UK Limited

Challenger World Inc.

Challenger World Ltd

Chaotic Moon, LLC (William Morris Endeavor Entertainment, LLC owns 50%)

Clemson Tigers Sports Properties, LLC (IMG College, LLC owns 49%)

Collegiate Licensing Company, LLC

Combine360, LLC

Crimson Tide Sports Marketing LLC (IMG College, LLC owns 21%)

CSI International Holdings SA

CSI International NV

CSI S.A.

CSI Sports Limited

CSI Sports Trading Ltd.

DC711 Spa LLC

E Books LLC

EBX-IMG, LLC (IMX Holdings, S.A. owns 100%)

Endeavor Media Access, LLC

Enetpulse ApS (IMG Data Ltd. owns 100%)

Enetpulse DP ApS (Enetpulse ApS owns 100%)

Enetpulse EOOD (Enetpulse ApS owns 100%)

Enetpulse Pakistan (Enetpulse ApS owns 100%)

European Golf Design Limited (International Management Group Ltd. owns 50%)

European Sport Promotions, Ltd.

European Sports Merchandising B.V.

European Tournament Organizers, Ltd.

Event Links International, LLC

Evert Tennis Academy Limited Liability Company (International Merchandising Company, LLC owns 48%)

First Round Media, LLC (IMG College, LLC owns 15%)

Formula Drift Holdings LLC (IMG Worldwide, LLC owns 52.5%)

Gamecock Sports Properties LLC (IMG College, LLC owns 51%)

Georgia Sports Properties LLC

Golf Live Ltd. (International Management Group (UK) Limited owns 25%)

Grab Analytics, LLC (William Morris Endeavor Entertainment, LLC owns 22%)

Grab Games, LLC (William Morris Endeavor Entertainment, LLC owns 25%)

Grab, LLC (William Morris Endeavor Entertainment, LLC owns 25%)

GoogooSwap, LLC (William Morris Endeavor Entertainment, LLC owns 63%)

Hall of Fame Properties LLC (IMG College, LLC owns 25%)

Hurricane Sports Properties, LLC (IMG College, LLC owns 49%)

Ignite 360, LLC

IMG Academies Golf & Country Club, LLC

IMG Academy, LLC

IMG Advisory Private Limited

IMG BEC-Tero Sports & Entertainment Company Limited (IMG Worldwide, LLC owns 49%)

IMG Brazil, LLC

IMG Brazil, Ltda.

IMG-Canada, Limited

IMG China LLC (IMG Worldwide, LLC owns 71.1%)

IMG College, LLC

IMG College Lab, LLC (Collegiate Licensing Company, LLC owns 50%)

IMG College Premium Events, LLC

IMG College Seating, LLC

IMG Data Ltd. (IMG Media Limited owns 75%)

IMG Dogus Spor Moda ve Medya Hizmetleri ve Ticaret Anonim Sirketi (IMG Turkey, LLC owns 50%)

IMG Enstrom AB

IMG-GMC LLC (IMG Worldwide, LLC owns 50%)

IMG Italy Srl

IMG Investments Limited Liability Company

IMG Investments II Limited Liability Company

IMG Learfield Ticket Solutions, LLC (IMG College, LLC owns 50%)

IMG LLC

IMG Magyarország Kft. (International Management

Group Hungary Trade and Service Limited Liability Company)

IMG Media Australia Pty Limited (f/k/a TWI Australia Pty Ltd.)

IMG Media Limited

IMG Media LLC

IMG Media Netherlands B.V.

IMG Models, LLC

IMG Overseas (Malaysia) Sdn. Bhd.

IMG Performance, LLC

IMG Performers, LLC

IMG Productions, LLC

IMG Reliance Pvt. Ltd. (IMG Singapore Pte Ltd. owns 50%)

IMG Services (Thailand) Limited

IMG Singapore Pte. Ltd.

IMG Sports Development (Shanghai) Limited

IMG Sports Development Limited – Beijing Branch

IMG Sports Media Scotland Ltd.

IMG Sports Technology Group Pty. Ltd. (International Management Group of America, Pty. Ltd. owns 50%)

IMG Sports Technology Group (UK) Limited (IMG Sports Technology Group Pty. Ltd. owns 100%)

IMG Sweden AB

IMG Talent Agency, LLC

IMG Turkey, LLC

IMG Worldwide, LLC

IMX Arts S.A. (IMX Holdings, S.A. owns 50%)

IMX Esporte E Entretenimento Ltda. (IMX Holdings, S.A. owns 100%)

IMX Holdings, S.A. (IMG Brazil, LLC owns 50%)

IMX Live S.A. (IMX Holdings, S.A. owns 10%)

IMX Venues E Arenas S.A. (IMX Holdings, S.A. owns 10%)

Indonesian Masters Pte Ltd. (IMG Singapore Pte. Ltd. owns 50%)

International Games Broadcast Services (IGBS) AG (International Management Group (Schweiz) SA owns 50%)

International Management Group Austria GmbH

International Management Group GmbH

International Management Group (Overseas), Inc. Abu Dhabi

International Management Group (Overseas), Inc. Barcelona

International Management Group (Overseas), Inc. Beijing

International Management Group (Overseas), Inc. Buenos Aires

International Management Group (Overseas), Inc. Dubai

International Management Group (Overseas), Inc. Hong Kong

International Management Group (Overseas), Inc. Korea

International Management Group (Overseas), Inc. Taiwan

International Management Group (Overseas), Inc. Tokyo

International Management Group (Overseas), LLC

International Management Group (Overseas) Norsk Adveling Av Utenlandsk Foretak – International Management Group (Overseas), Inc. Norway

International Management Group (N.Z.), Ltd.

International Management Group of America (Pty.) Limited

International Management Group S.A.S.

International Management Group (Schweiz) A.G.

International Management Group (South Africa) (Pty.) Limited

International Management Group Srl

International Merchandising Company, LLC

International Merchandising Company, LLC – India Branch

International Management Group (U.K.) Limited

International Players Championship, LLC

International Venue Group Pty. Ltd. (International Management Group of America, Pty. Ltd. owns 50%)

Iris Merger Sub, Inc.1

IVG Limited (IMG Worldwide, LLC owns 65%)

Jingle Punks Canada, Inc. (William Morris Endeavor Entertainment, LLC owns 70%)

Jingle Punks Music Australia PTY LTD (William Morris Endeavor Entertainment, LLC owns 70%)

Jingle Punks Music LLC (William Morris Endeavor Entertainment, LLC owns 70%)

[1]

On the Effective Date, Iris Merger Sub, Inc. shall be merged with and into IMG Worldwide Holdings, Inc., which will in turn merge with and into IMG Iris Merger Sub, Inc., with IMG Worldwide Holdings, Inc. surviving such merger and then converting to a limited liability company known as IMG Worldwide Holdings, LLC and then merging with New Iris LLC, with IMG Worldwide Holdings, LLC surviving such merger.

J. Patton Sports Marketing, LLC

Legends Cove, LLC (IMG Academy, LLC owns 33.3%)

Licensing Partners International (Canada), Corp.

Limited Liability Company IMG

Live Event Management, Inc.

London Triathlon Ltd.

Luumena, LLC (William Morris Endeavor Entertainment, LLC owns 50%)

Luumena Management, LLC

National 7V7 Football Association LLC

New BIS Safe Luxco S.a.r.l. (William Morris Endeavor Entertainment, LLC owns 84%)

New BISS NZ (William Morris Endeavor Entertainment, LLC owns 84%)

New BI US Gaming, LLC (William Morris Endeavor Entertainment, LLC owns 84%)

New BI US, LLC (William Morris Endeavor Entertainment, LLC owns 84%)

New Iris, LLC

Pacific Properties LLC

Pacific Properties Second Investment Ltd.

Pegasus Bridge Features Limited

Pegasus Bridge Features, LLC

PGA European Tour Productions Ltd. (Trans World International, LLC owns 50%)

Populr, LLC (William Morris Endeavor Entertainment, LLC owns 65%)

PT IMG Indonesia

Quintus Events Limited

Quintus Group Limited

Quintus Management Limited

RASEP, LLC (William Morris Endeavor Entertainment, LLC owns 50%)

RED Equity Holdings, LLC (William Morris Endeavor Entertainment, LLC owns 70%)

RED Interactive Agency, LLC (William Morris Endeavor Entertainment, LLC owns 70%)

Rockstreamstudios, LLC (William Morris Endeavor Entertainment, LLC owns 93%)

Rock World S.A. (IMX Live S.A. owns 50%)

SBI Group Ltd

Self Serve, LLC

Slamball LLC (IMG Worldwide, LLC owns 50%)

Slamball International LLC (IMG Worldwide, LLC owns 75%)

SLR-Pulse OOD (Enetpulse APS owns 100%)

Sponsorship Bureau Int’l

Sports New Media Holdings Limited (IMG Media Limited owns 20%)

Sports News Television (LP) (IMG Media Limited owns 47.5%; Sports News Television Management Limited owns 5%)

Sports News Television Management Limited (Trans World International, LLC owns 50%)

Starling Sports Holdings, LLC

Starling Sports, LLC

Symbiot, Inc. (William Morris Endeavor Entertainment, LLC owns 50%)

Taste Festivals Limited

Taste of Christmas Limited

Taste of Dublin Limited

Tennis Legends Ltd.

The Endeavor Agency L.L.C.

The Life You Want Tour, LLC

Top Bunk, LLC (William Morris Endeavor Entertainment, LLC owns 93%)

Trans World International, LLC

TTP, LLC

TWI Interactive Limited

TWI Italy Srl

TWI Productions, LLC

VH Sportmedia AG

WCMC Holdings, LLC

WCMC, LLC (William Morris Endeavor Entertainment, LLC owns 51%)

William Morris Endeavor Entertainment Foundation

William Morris Endeavor Entertainment, LLC

William Morris Endeavor Entertainment (U.K.) Ltd.

Wilshire Advertising, LLC

Wilshire Live Events, LLC

WME BI Holdings, LLC

WME BI, LLC (William Morris Endeavor Entertainment, LLC owns 84%)

WME CM, LLC

WME Commissary, LLC

WME Digital, LLC

WME Dragon Holdings, LLC

WMEE II, LLC

WME Entertainment Parent, LLC

WME IMG, LLC

WME Investments, LLC

WME ITG, LLC

WME JP, LLC

WME Land Investments, LLC

WME Live Ventures, LLC

WME Live, LLC

WME Marketing Holdings, LLC

WME Merger Sub, LLC

WME Raine Holdings LLC

WME RED, LLC

WME Tennessee, LLC

WME TN Holdings, LLC

WME TN Land Investments, LLC

WME Touring, LLC

WME YT Acquisition, LLC

Women of Faith, LLC

X4 Entertainment, Inc.

Youth to Youth Limited Liability Company (IMG Performance, LLC owns 50%)

Schedule 5.14(a) Certain Post-Closing Obligations

On or prior to June 20, 2014, Holdings shall deliver to the Administrative Agent evidence of insurance that complies with the requirements of the last sentence of 5.07(a).

Schedule 5.14(b) Additional Post-Closing Obligations

None.

Schedule 6.01 Existing Indebtedness

1.

Academies Golf Course Mortgage assumed in acquisition of minority interest, dated December 31, 2009 (mortgage origination date October 19, 2005), between IMG Academies Golf & Country Club, LLC (f/k/a IMG/Bollettieri Academies Country Club, LLC) and Sun Trust Bank, in the principal amount of $4,007,319.

2.

Irrevocable Standby Letter of Credit No. ISB00000904, dated October 29, 2013, issued by City National Bank to William Morris Endeavor Entertainment (UK) Limited, with Hermes Central London GP Limited and Hermes Central London Nominee Limited as beneficiaries, in principal amount of GBP1,558,008.

3.

Irrevocable Standby Letter of Credit No. 130923.OD.6816, dated October 15, 2013, issued by City National Bank to William Morris Endeavor Entertainment, LLC, with ICANN as beneficiary, as amended by Amendment No. AMD001 to Irrevocable Standby Letter of Credit, dated November 27, 2013, in principal amount of $18,000.

4.

Irrevocable Standby Letter of Credit No. 130722.OD.6782, dated August 7, 2013, issued by City National Bank to Jingle Punks Music LLC, with 11 Park Place LLC as beneficiary, in principal amount of $112,263.

5.

Irrevocable Standby Letter of Credit No. SDCMTN563012, dated February 8, 2013, issued by HSBC Bank Middle East Ltd. to International Management Group (UK) Limited, with the Supreme Committee for Qatar 2022 as beneficiary, in principal amount of QAR989,148.

6.

Irrevocable Standby Letter of Credit, dated November 22, 2011, issued by City National Bank to William Morris Endeavor Entertainment, LLC, with Douglas Emmett 2010, LLC as beneficiary, in principal amount of $5,013,702.

7.

Irrevocable Standby Letter of Credit No. SDCMTN559697, dated June 3, 2011, issued by HSBC Bank Middle East Ltd. to IMG Worldwide, Inc., with Qatar Stars League Management as beneficiary, in principal amount of $1,000,000.

8.

Indebtedness of $3,147,065 under the Loan Agreement, dated March 4, 2009, by and between Branch Banking and Trust Company, a North Carolina banking corporation and International Sports Properties, Inc. D.H. Griffin Wrecking Company, Inc., Bell Partners Inc., B&C General Contractors, Inc. and Bradshaw Aviation LLC and the several individual guarantors party thereto, as amended by that certain First Loan Modification Agreement, dated December 2009, and that certain Modification of Loan Agreement, dated February 23, 2011.

9.

Indebtedness of $1,300,492 under the Master Installment Payment Agreement, dated May 7, 2012, by and between PNC Equipment Finance, LLC and IMG Worldwide, LLC (f/k/a IMG Worldwide, Inc.), as amended by the Amendment to Master Installment Payment Agreement, dated May 7, 2012, and as further amended by the Second Amendment to Master Installment Payment Agreement, dated April 17, 2013, in each case, by and between PNC Equipment Finance, LLC and IMG Worldwide, LLC (f/k/a IMG Worldwide, Inc.).

10.	Multiple Disbursement Note No. 232158-31082, dated December 5, 2013, made by Jingle Punks Music LLC in favor of City National Bank, for a principal amount of $600,000.

11.	Promissory Note, dated April 26, 2013, made by Grab Analytics, LLC in favor of Stephen J. Luczo Revocable Trust U/A/D 1/26/2001, for a principal amount of $1,000,000.

12.	Promissory Note No. 232158-29648, dated April 18, 2013, as amended December 5, 2013, made by Jingle Punks Music LLC in favor of City National Bank, for a principal amount of $500,000.

13.	Promissory Note No. 26232.002, dated February 28, 2013, made by Red Interactive Agency, LLC in favor of Heartland Business Credit, for a principal amount of $61,801.09.

14.

Promissory Note No. 227740- 28269, dated September 14, 2012, as amended September 25, 2013 and December 24, 2013, made by Red Interactive Agency, LLC in favor of City National Bank, for a principal amount of $1,000,000.

15.	Promissory Note No. 26232.001, dated February 13, 2012, made by Red Interactive Agency, LLC in favor of Heartland Business Credit, for a principal amount of $148,390.08.

16.	Promissory Note made by IMG-Canada, Limited in favor of Fashion Design Council of Canada (Toronto Fashion Week), for a principal amount of $184,929.

Schedule 6.02 Existing Liens

1.

Academies Golf Course Mortgage assumed in acquisition of minority interest, dated December 31, 2009 (mortgage origination date October 19, 2005), between IMG Academies Golf & Country Club, LLC (f/k/a IMG/Bollettieri Academies Country Club, LLC) and Sun Trust Bank, in the principal amount of $4,007,319.

2.	Pledge Agreement to HSBC Bank Middle East Ltd. backing the HSBC Irrevocable Standby Letters of Credit in the aggregate principal amount of $1,500,000.

Schedule 6.04(f) Existing Investments

		Entity(ies) Through Which	Range of Direct/Indirect
Investment		Investment Made	Ownership by Holdings
1.	5500-34, LLC	IMG Academy, LLC	93%

2.	Academy Resorts L.L.C.	IMG Academy, LLC	95%

3.	AHALife Holdings, Inc.	WME Investments, LLC	10% or less

4.	Ari Fleischer Sports Communications, LLC	IMG Worldwide, LLC	50%

5.	ASCN, Inc. (aka StyleBee)	WME Investments, LLC	10% or less

6.	Asian Tour Media Pte. Ltd.	IMG Singapore Pte. Ltd.	50%

7.	ASM Sports Properties, LLC	Gamecock Sports Properties, LLC IMG College, LLC	Wholly owned by Gamecock Sports Properties, LLC, which is 51% owned by IMG College, LLC

8.	Australian Pavilion Operations Pty. Ltd.	International Management Group of America, Pty. Ltd.	33%

9.	Battlefy, Inc.	WME Investments, LLC	10% or less

10.	Big Boom Media, LLC	WME Investments, LLC	50%

11.	Blacklight, LLC	WME Investments, LLC	25-50%

12.	Bloomberg Sports, LLC	IMG Worldwide, LLC	32%

13.	Breakthrough Products, Inc. (aka UrgentRx)	WME Investments, LLC	10% or less

14.	Catch Media, Inc.	WME Investments, LLC	10% or less

15.	CCTV IMG Sports Management Co., Ltd.	IMG Worldwide, LLC	32%

16.	CDX Entretenimento SA	IMG Brazil, LLC	11.3%

17.	Chill Inc.	WME Investments, LLC	10% or less

18.	Clemson Tigers Sports Properties, LLC	IMG College, LLC	49%

19.	Cnewco, LLC	WME Investments, LLC	10% or less

20.	Combatant Gentlemen, Inc.	WME Investments, LLC	10% or less

21.	CreativeLIVE, Inc.	WME Investments, LLC	10% or less

22.	Crimson Tide Sports Marketing L.C.	IMG College, LLC	21%

23.	De-De, LLC	WME Dragon Holdings, LLC	25-50%

24.	Droga5, LLC	WME Dragon Holdings, LLC	25-50%

25.	EBX-IMG, LLC	IMX Holdings S.A.	100%

26.	Enetpulse APS	IMG Data Ltd.	100%

27.	Enetpulse DP ApS	Enetpulse APS	100%

28.	Enetpulse EOOD	Enetpulse APS	100%

29.	Enetpulse Pakistan	Enetpulse APS	100%

30.	European Golf Design Limited	International Management Group Ltd.	50%

31.	Evert Tennis Academy Limited Liability Company	International Merchandising Company, LLC	48%

32.	First Round Media, LLC	IMG College, LLC	15%

33.	Football Sports Development, Ltd.	IMG Worldwide, LLC	32.5%

34.	Formula Drift Holdings LLC	IMG Worldwide, LLC	52.5%

35.	Gamecock Sports Properties LLC	IMG College, LLC	51%

36.	Garden Protein International, Inc. (aka Gardein) (pending)	WME Investments, LLC	10% or less

37.	GBB PLR IP Holdings, LLC (aka Polaroid)	William Morris Endeavor Entertainment, LLC	10% or less

38.	Golf Live Ltd.	International Management Group (UK) Limited	25%

39.	Hall of Fame Properties LLC	IMG College, LLC	25%

40.	Heap, Inc.	WME Investments, LLC	10% or less

		Entity(ies) Through Which	Range of Direct/Indirect
Investment		Investment Made	Ownership by Holdings
41.	Hello Products LLC	WME Investments, LLC	10% or less

42.	Hurricane Sports Properties, LLC	IMG College, LLC	49%

43.	IMG Artists LLC	International Merchandising Company, LLC	5%

44.	IMG BEC-Tero Sports & Entertainment Company Limited	IMG Worldwide, LLC	49%

45.	IMG China LLC	IMG Worldwide, LLC	71.1%

46.	IMG College Lab, LLC	Collegiate Licensing Company, LLC	50%

47.	IMG Data Ltd.	IMG Media Limited	75%

48.	IMG Doğuş Spor Moda ve Medya Hizmetleri ve Ticaret A.S.	IMG Turkey, LLC	50%

49.	IMG-GMC LLC	IMG Worldwide, LLC	50%

50.	IMG Learfield Ticket Solutions, LLC	IMG College, LLC	50%

51.	IMG Mgmt Investment Company I LLC	IMG Investments LLC II	0.39148%

52.	IMG Mgmt Investment Company II LLC	IMG Investments LLC II	1.5528%

53.	IMG Reliance Pvt. Ltd.	IMG Singapore Pte Ltd.	50%

54.	IMG Sports Technology Group Pty. Ltd.	International Management Group of America, Pty. Ltd.	50%

55.	IMG Sports Technology Group (UK) Limited	IMG Sports Technology Group Pty. Ltd.	100%

56.	ImpactTV, LLC	WME Investments, LLC	50%

57.	Imperative Entertainment, LLC (pending)	WME Investments, LLC	10% or less

58.	IMX Arts SA	IMX Holdings SA	50%

59.	IMX Esporte E Entretenimento Ltda.	IMX Holdings S.A.	100%

60.	IMX Holdings, S.A.	IMG Brazil, LLC	50%

61.	IMX Live SA	IMX Holdings S.A.	10%

62.	IMX Venues E Arenas SA	IMX Holdings S.A.	10%

63.	Indonesian Masters Pte. Ltd	IMG Singapore Pte. Ltd.	50%

64.	International Games Broadcast Services (IGBS) AG	International Management Group (Schweiz) SA	50%

65.	International Venue Group Pty. Ltd. (Australian entity)	International Management Group of America, Pty. Ltd.	50%

66.	IVG Limited	IMG Worldwide, LLC	65%

67.	JAND, Inc. (aka Warby Parker)	WME Investments, LLC	10% or less

68.	JNSQ, Inc.	WME Investments, LLC	10% or less

69.	June Software, Inc. (aka Tap To Learn)	WME Investments, LLC	10% or less

70.	Leanworks Limited (aka YPlan)	WME Investments, LLC	10% or less

71.	Legends Cove, LLC	IMG Academy, LLC	33 1/3%

72.	Liquipel Worldwide Holdings, LLC	WME Investments, LLC	10% or less

73.	Live Clips LLC	IMG Worldwide, Inc.	9.36%

74.	Livestar, Inc.	WME Investments, LLC	10% or less

75.	Loge, LLC	WME Investments, LLC	50%

76.	London Restaurant Festival Limited	Taste Festivals Limited	10%

77.	Lyfe Kitchen Retail, Inc.	WME Investments, LLC	10% or less

78.	Lyfe Kitchen, Inc.	WME Investments, LLC	10% or less

79.	Moda Operandi, Inc. (formerly the Trunk Show)	IMG Worldwide, LLC	2%

80.	Moviepass Inc.	WME Investments, LLC	10% or less

81.	OpenSky Project, Inc.	William Morris Endeavor Entertainment, LLC	10% or less

82.	Path, Inc.	WME Investments, LLC	10% or less

		Entity(ies) Through Which	Range of Direct/Indirect
Investment		Investment Made	Ownership by Holdings
83.	PGA European Tour Productions Ltd.	Trans World International, LLC	50%

84.	Prizeo, Inc.	WME Investments, LLC	10% or less

85.	Prospect Park Networks, LLC	WME Investments, LLC	10% or less

86.	Raine Holdings AIV LLC	WME Raine Holdings LLC	10-25%

87.	Raine Holdings LLC	WME Raine Holdings LLC	10-25%

88.	Raine Partners I LP, and investment vehicles formed thereby from time to time (e.g., Raine Partners I (Cayman)-AIV 1 LP, Raine Venture Partners I LP and Raine Zebra I-AIV 1 LP)	William Morris Endeavor Entertainment, LLC (except for Raine Venture Partners I LP and future vehicles, done and to be done through WME Investments, LLC)	10% or less

89.	RASEP, LLC	IMG College, LLC	50%

90.	RÊV Worldwide, Inc.	WME Investments, LLC	10% or less

91.	Risky Business, LLC (aka Pitchfork)	William Morris Endeavor Entertainment, LLC	10% or less

92.	Rock World SA	IMX Live S.A.	50%

93.	Screenbid, LLC	WME Investments, LLC	10% or less

94.	Shoptiques, Inc.	WME Investments, LLC	10% or less

95.	Sky Channel, Inc.	WME Investments, LLC	10% or less

96.	Slamball International LLC	IMG Worldwide, LLC	75%

97.	Slamball LLC	IMG Worldwide, LLC	50%

98.	SLR-Pulse OOD	Enetpulse APS	100%

99.	Songza, Inc.	WME Investments, LLC	10% or less

100.	Sports New Media Holdings Limited	IMG Media, Limited	20%

101.	Sports News Television (LP)	IMG Media, Limited Sports News Television Management Limited	IMG Media, Limited owns 47.5%; Sports News Television Management Limited owns 5%

102.	Sports News Television Management Limited (SNTV)	Trans World International, LLC	50%

103.	Sports News Television Management Limited	Trans World International, LLC	50%

104.	supyo, Inc. (aka Airtime)	WME Investments, LLC	10% or less

105.	Swiftype, Inc.	WME Investments, LLC	10% or less

106.	theAudience, Inc.	WME Investments, LLC	25-50%

107.	Team Chaos, LLC	Chaotic Moon, LLC	10% or less

108.	Thoughtleadr, Inc.	Chaotic Moon, LLC	10-25%

109.	Tivli, Inc.	WME Investments, LLC	10% or less

110.	Trailerpop, Inc.	WME Investments, LLC	10% or less

111.	Triggerfish Animation (Pty) Ltd.	WME Investments, LLC	10% or less

112.	TrueCar, Inc.	WME Investments, LLC	10% or less

113.	U.S. Digital Gaming, Inc.	William Morris Endeavor Entertainment, LLC	10% or less

114.	Uber Technologies, Inc.	WME Investments, LLC	10% or less

115.	VHX Corporation	WME Investments, LLC	10% or less

116.	Vocativ, LLC (pending)	WME Investments, LLC	10-25%

117.	WJU Holdings, LLC	WME Investments, LLC	10% or less

118.	XOS Technologies	Collegiate Licensing Company, LLC	1.1%

119.	Youth to Youth Limited Liability Company	IMG Performance, LLC	50%

120.	Zenpayroll, Inc.	WME Investments, LLC	10% or less

Schedule 6.07 Existing Restrictions

1.	Master Installment Payment Agreement, dated as of April 19, 2013, by and between IMG Worldwide, LLC (f/k/a IMG Worldwide, Inc.) and De Lage Landen Financial Services, Inc.

2.

Master Installment Payment Agreement, dated May 7, 2012, by and between PNC Equipment Finance, LLC and IMG Worldwide, LLC (f/k/a IMG Worldwide, Inc.), as amended by the Amendment to Master Installment Payment Agreement, dated May 7, 2012, and as further amended by the Second Amendment to Master Installment Payment Agreement, dated April 17, 2013, in each case, by and between PNC Equipment Finance, LLC and IMG Worldwide, LLC (f/k/a IMG Worldwide, Inc.).

3.

Academies Golf Course Mortgage assumed in acquisition of minority interest, dated December 31, 2009 (mortgage origination date October 19, 2005), between IMG Academies Golf & Country Club, LLC (f/k/a IMG/Bollettieri Academies Country Club, LLC) and Sun Trust Bank.

4.	Aircraft Lease Agreement, dated as of August 28, 2009, by and between Canal Air, LLC and IMG Worldwide, LLC (f/k/a IMG Worldwide, Inc.).

Schedule 6.09 Existing Affiliate Transactions

1.	Amended and Restated Lease Agreement, dated October 11, 2010, by and between Motorbird Properties, LLC and ISP Sports, LLC, as amended by that Amendment (Letter Agreement), dated July 26, 2011.

Execution Version

EXHIBIT A

[Form of] ASSIGNMENT AND ASSUMPTION1

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Second Lien Credit Agreement identified below (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions (the “Standard Terms and Conditions”) set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the credit facility identified below (including any guarantees included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [Identify Lender]][2]

3.	Borrowers:	William Morris Endeavor Entertainment, LLC and IMG Worldwide Holdings, LLC (successor in interest to Iris Merger Sub, Inc.)

4.	Administrative Agent: Barclays Bank PLC

5.	Credit Agreement: Second Lien Credit Agreement dated as of May 6, 2014, among WME IMG Holdings, LLC, WME IMG, LLC, William Morris Endeavor Entertainment, LLC, IMG Worldwide Holdings, LLC (successor in interest to Iris Merger Sub, Inc.), the Lenders party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent.

6.	Assigned Interest:

[1]	Form to be used for any Assignee other than an Affiliated Lender.
[2]	Select as applicable.

Facility Assigned	Aggregate Amount of Commitment (and related extensions of credit) for all Lenders	Amount of Commitment (and related extensions of credit) Assigned	Percentage Assigned of Commitment (and related extensions of credit)[3]
Term Loans	$	$	%

Effective Date:                          , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[3]	Set forth, to at least 9 decimals, as a percentage of the Commitment of all Lenders thereunder.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR],

By:
Title:

ASSIGNEE [NAME OF ASSIGNEE],

By:
Title:

[Consented to and][4] Accepted:

BARCLAYS BANK PLC, as
Administrative Agent,

By:
Title:

[Consented to:]5

WME IMG HOLDINGS, LLC, as
Holdings,

By:
Title:

[4]	To be included only if the consent of the Administrative Agent is required by Section 9.04(b)(i)(B) of the Credit Agreement.
[5]	To be included only if the consent of Holdings is required by Section 9.04(b)(i)(A) of the Credit Agreement.

$[            ] CREDIT FACILITY

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, (iii) the financial condition of Holdings, the Borrowers, any of the Subsidiaries or other Affiliates of Holdings or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Holdings, the Borrowers, any of the Subsidiaries or other Affiliates of Holdings or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (v) attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT B

[Form of] AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION

This Affiliated Lender Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Second Lien Credit Agreement identified below (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions (the “Standard Terms and Conditions”) set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the credit facility identified below (including any guarantees included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [Identify Lender]][6]

3.	Borrowers:	William Morris Endeavor Entertainment, LLC and IMG Worldwide Holdings, LLC (successor in interest to Iris Merger Sub, Inc.)

4.	Administrative Agent: Barclays Bank PLC

5.	Credit Agreement: Second Lien Credit Agreement dated as of May 6, 2014, among WME IMG Holdings, LLC, WME IMG, LLC, William Morris Endeavor Entertainment, LLC, IMG Worldwide Holdings, LLC (successor in interest to Iris Merger Sub, Inc.), the Lenders party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent.

6.	Assigned Interest:

[6]	Select as applicable.

B-1

Facility Assigned	Aggregate Amount of Commitment (and related extensions of credit) for all Lenders	Amount of Commitment (and related extensions of credit) Assigned	Percentage Assigned of Commitment (and related extensions of credit)[7]
Term Loans	$	$	%

Each Assignee acknowledges the limitation on the rights of Lenders that are Affiliated Lenders set forth in the Credit Agreement, including Sections 9.02 and 9.04 thereof.

Effective Date:                            , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[7]	Set forth, to at least 9 decimals, as a percentage of the Commitment of all Lenders thereunder.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR],

By:
Title:

ASSIGNEE [NAME OF ASSIGNEE],

By:
Title:

[Consented to and][8] Accepted:

BARCLAYS BANK PLC, as
Administrative Agent,

By:
Title:

[Consented to:][9]

WME IMG HOLDINGS, LLC, as
Holdings,

By:
Title:

[8]	To be included only if the consent of the Administrative Agent is required by Section 9.04(b)(i)(B) of the Credit Agreement.
[9]	To be included only if the consent of Holdings is required by Section 9.04(b)(i)(A) of the Credit Agreement.

$[            ] CREDIT FACILITY

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, (iii) the financial condition of Holdings, the Borrowers, any of the Subsidiaries or other Affiliates of Holdings or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Borrowers, any of the Subsidiaries or other Affiliates of Holdings or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (v) attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; (b) acknowledges that the aggregate principal amount of all Loans (after giving effect to the assignment of the Assigned Interest pursuant to this Assignment and Assumption) held by all Affiliated Lenders (other than Affiliated Debt Funds) shall not exceed 25% of the outstanding principal amount of all Loans plus the outstanding principal amount of all term loans made pursuant to an Incremental Loan; and (c) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT C

[Form of Guarantee Agreement]

[Provided under separate cover]

C-1

EXHIBIT D

[Form of Collateral Agreement]

[Provided under separate cover]

D-1

EXHIBIT E

[Reserved]

E-1-1

EXHIBIT F

[Form of First Lien/Second Lien Intercreditor Agreement]

[Provided under separate cover]

F-1

EXHIBIT G

FORM OF CLOSING CERTIFICATE

[NAME OF CERTIFYING LOAN PARTY]

[•], 2014

Reference is made to the Second Lien Credit Agreement dated as of May 6, 2014 (the “Credit Agreement”), among WME IMG Holdings, LLC, WME IMG, LLC, William Morris Endeavor Entertainment, LLC, Iris Merger Sub, Inc., the lending institutions from time to time parties thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent. Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement.

1. The undersigned, [                ], a Responsible Officer of [        ] (the “Certifying Loan Party”), hereby certifies that [                ] is a duly elected and qualified Responsible Officer of the Certifying Loan Party and the signature set forth on the signature line for such officer below is such officer’s true and genuine signature, and such officer is duly authorized to execute and deliver on behalf of the Certifying Loan Party each Loan Document to which it is a party and any certificate or other document to be delivered by the Certifying Loan Party pursuant to such Loan Documents.

2. The undersigned, [                ], a Responsible Officer of the Certifying Loan Party, hereby certifies as follows:

(a) There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Certifying Loan Party, nor to my knowledge has any other event occurred affecting or threatening the organizational existence of the Certifying Loan Party;

(b) The Certifying Loan Party is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

(c) Attached hereto as Exhibit A is a complete and correct copy of the resolutions duly adopted by the board of directors (or a duly authorized committee thereof) (in the case of a corporation) or applicable member or members (in the case of a limited liability company), as applicable, of the Certifying Loan Party on the date indicated therein, authorizing (a) the execution, delivery and performance of the Loan Documents (and any agreements relating thereto) to which it is a party and (b) in the case of any Certifying Loan Party that is a Borrower, the extensions of credit contemplated by the Credit Agreement; such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; and such resolutions are the only corporate or company proceedings of the Certifying Loan Party now in force relating to or affecting the matters referred to therein;

(d) Attached hereto as Exhibit B is a true and complete copy of the certificate of incorporation or formation, as applicable, of the Certifying Loan Party as in effect on the date hereof, certified by the Secretary of State of the Certifying Loan Party’s jurisdiction of organization as of a recent date;

(e) Attached hereto as Exhibit C is a true and complete copy of the by-laws or limited liability company agreement, as applicable, of the Certifying Loan Party as in effect on the date hereof;

(f) The persons set forth on Exhibit D are now duly elected and qualified Responsible Officers of the Certifying Loan Party holding the offices indicated next to their respective names, and such officers hold such offices with the Certifying Loan Party on the date hereof, and the signatures appearing opposite their respective names are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Certifying Loan Party each Loan Document to which it is a party and any certificate or other document to be delivered by the Certifying Loan Party pursuant to such Loan Documents.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have signed this certificate as of the date first written above.

Name:	Name:
Title:	Title:

[CLOSING CERTIFICATE SIGNATURE PAGE]

Exhibit A

to the Closing Certificate

Resolutions

Exhibit B

to the Closing Certificate

Certificate of formation or incorporation

Exhibit C

to the Closing Certificate

By-laws or limited liability company agreement

Exhibit D

to the Closing Certificate

Specimen signatures

Name	Office	Signature

EXHIBIT H

FORM OF INTERCOMPANY NOTE

[•], 2014

FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower from time to time from any other Person listed on the signature page hereto (each, in such capacity, a “Payor”), hereby promises to pay on demand to such other Person listed below (each, in such capacity, a “Payee”), in lawful money of the United States of America, or in such other currency as agreed to by such Payor and such Payee, in immediately available funds, at such location as such Payee shall from time to time designate, the unpaid principal amount of all loans and advances (including trade payables) made by such Payee to such Payor. Each Payor promises also to pay interest on the unpaid principal amount of all such loans and advances in like money at said location from the date of such loans and advances until paid at such rate per annum as shall be agreed upon from time to time by such Payor and such Payee.

Reference is made to (i) that certain First Lien Credit Agreement, dated as of May 6, 2014 (the “Closing Date”) (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”) among WME IMG Holdings, LLC (“Holdings”), WME IMG, LLC (“Intermediate Holdings”), William Morris Endeavor Entertainment, LLC (“WME”), IMG Worldwide Holdings, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (the “First Lien Agent”), (ii) that certain Second Lien Credit Agreement, dated as of May 6, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement”) by and among Holdings, Intermediate Holdings, the Borrowers, the Lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent for the Lenders thereunder (the “Second Lien Agent” and together with the First Lien Agent, the “Agents”) and (iii) that certain First Lien/Second Lien Intercreditor Agreement, dated as of May 6, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”) among the Agents, Holdings, Intermediate Holdings, the Borrowers and the other grantors from time to time party thereto. Capitalized terms used in this intercompany promissory note (this “Note”) but not otherwise defined herein shall have the meanings given to them in the First Lien Credit Agreement or the First Lien/Second Lien Intercreditor Agreement, as applicable.

This Note shall be pledged by each Payee that is a Loan Party (a “Loan Party Payee”) (i) to the First Lien Agent, for the benefit of the Senior Secured Parties, pursuant to the Senior Collateral Documents as collateral security for such Payee’s Senior Credit Agreement Obligations and (ii) to the Second Lien Agent for the benefit of the Junior Secured Parties, pursuant to the Junior Collateral Documents as collateral security for such Payee’s Junior Credit Agreement Obligations. Each Payee hereby acknowledges and agrees that (i) after the occurrence of and during the continuance of an Event of Default under and as defined in the First Lien Credit Agreement, the First Lien Agent may, in accordance with and subject to the rights and remedies provided pursuant to the Senior Collateral Documents and otherwise available to it, exercise all rights of the Loan Party Payees with respect to this Note and (ii) after the occurrence of and during the continuance of an Event of Default under and as defined in the Second Lien Credit Agreement, but subject to the terms of the First Lien/Second Lien Intercreditor Agreement, the Second Lien Agent may, in accordance with and subject to the rights and remedies provided pursuant to the Junior Collateral Documents and otherwise available to it, exercise all rights of the Loan Party Payees with respect to this Note.

Upon the commencement of any insolvency or bankruptcy proceeding, or any receivership, liquidation, reorganization or other similar proceeding in connection therewith, relating to any Payor owing any amounts evidenced by this Note to any Loan Party, or to any property of any such Payor, or upon the commencement of any proceeding for voluntary liquidation, dissolution or other winding up of any such Payor, all amounts evidenced by this Note owing by such Payor to any and all Loan Parties shall become immediately due and payable, without presentment, demand, protest or notice of any kind.

Anything in this Note to the contrary notwithstanding, the indebtedness evidenced by this Note owed by any Payor that is a Loan Party to any Payee that is not a Loan Party shall be subordinate and junior in right of payment (but only to the extent permitted by applicable law and not giving rise to material adverse Tax consequences to Holdings or its Subsidiaries), to the extent and in the manner hereinafter set forth in clauses (i) through (ix) below, to all Senior Credit Agreement Obligations of such Payor to the Senior Secured Parties until the Termination Date (as defined in the First Lien Credit Agreement) shall have occurred and to all Junior Credit Agreement Obligations of such Payor to the Junior Secured Parties until the Termination Date (as defined in the Second Lien Credit Agreement) shall have occurred; provided that each Payor may make payments to the applicable Payee so long as no Event of Default under and as defined in either the First Lien Credit Agreement or the Second Lien Credit Agreement shall have occurred and be continuing and such Payor shall have received notice from the applicable Agent (provided that no such notice shall be required to be given in the case of any Event of Default arising under Section 7.01(h) or 7.01(i) of the First Lien Credit Agreement or Section 7.01(h) or 7.01(i) of the Second Lien Credit Agreement) (such Secured Obligations and other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in clause (i) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as “Senior Indebtedness”):

(i) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relating to any Payor or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Payor (except as expressly permitted by the First Lien Credit Agreement and the Second Lien Credit Agreement), whether or not involving insolvency or bankruptcy, then, if an Event of Default (as defined in either the First Lien Credit Agreement or the Second Lien Credit Agreement) has occurred and is continuing, (x) the holders of Senior Indebtedness shall be paid in full in cash in respect of all amounts constituting Senior Indebtedness (other than contingent obligations not yet due, Secured Cash Management Obligations and Secured Swap Obligations) before any Payee is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of this Note and (y) until the holders of Senior Indebtedness are paid in full in cash in respect of all amounts constituting Senior Indebtedness (other than contingent obligations not yet due, Secured Cash Management Obligations and Secured Swap Obligations), any payment or distribution to which such Payee would otherwise be entitled (other than debt securities of such Payor that are subordinated, to at least the same extent as this Note, to the payment of all Senior Indebtedness then outstanding (such securities being hereinafter referred to as “Restructured Debt Securities”)) shall be made to the holders of Senior Indebtedness.

(ii) If any Event of Default (as defined in either the First Lien Credit Agreement or the Second Lien Credit Agreement) occurs and is continuing after prior written notice from the Agent (provided that no such notice shall be required to be given in the case of any Event of Default arising under Section 7.01(h) or 7.01(i) of the First Lien Credit Agreement or Section 7.01(h) or 7.01(i) of the Second Lien Credit Agreement) to the Borrowers, then (x) no payment or distribution of any kind or character shall be made by or on behalf of any Payor that is a Loan

Party, or any other Person on its behalf, with respect to this Note and (y) upon the request of the Agents, no amounts evidenced by this Note owing by any Payor to any Payee that is a Loan Party shall be forgiven or otherwise reduced in any way, other than as a result of payment in full thereof made in cash.

(iii) If any payment or distribution of any character, whether in cash, securities or other property (other than Restructured Debt Securities), and whether directly, by purchase, redemption, exercise of any right of setoff or otherwise, with respect to any amounts evidenced by this Note shall (despite these subordination provisions) be received by any Payee in violation of clause (i) or (ii) above prior to the Termination Date, such payment or distribution shall be held by such Payee in trust (segregated from other property of such Payee) for the benefit of the Agents, and shall be paid over or delivered in accordance with the First Lien/Second Lien Intercreditor Agreement or, if no such agreement is in effect at such time, pursuant to the applicable Loan Documents.

(iv) Each Payee agrees to file all claims against each relevant Payor in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Senior Indebtedness, and the Agents shall be entitled to all of such Payee’s rights thereunder. If for any reason a Payee fails to file such claim at least ten Business Days prior to the last date on which such claim should be filed, such Payee hereby irrevocably appoints each Agent as its true and lawful attorney-in-fact and each Agent is hereby authorized to act as attorney-in-fact in such Payee’s name to file such claim or, in such Agent’s discretion, to assign such claim to and cause proof of claim to be filed in the name of such Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the applicable Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Payee hereby assigns to each of the Agents all of such Payee’s rights to any payments or distributions to which such Payee otherwise would be entitled. If the amount so paid is greater than such Payee’s liability hereunder, the applicable Agent shall pay the excess amount to the party entitled thereto under the First Lien/Second Lien Intercreditor Agreement or, if no such agreement is in effect at such time, pursuant to the applicable Loan Documents, and applicable law. In addition, each Payee hereby irrevocably appoints each Agent as its attorney-in-fact to exercise all of such Payee’s voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of each relevant Payor.

(v) Each Payee waives the right to compel that any property of any Payor or any property of any guarantor of any Senior Indebtedness or any other Person be applied in any particular order to discharge such Senior Indebtedness. Each Payee expressly waives the right to require the Agents or any other holder of Senior Indebtedness to proceed against any Payor, any guarantor of any Senior Indebtedness or any other Person, or to pursue any other remedy in its or their power that such Payee cannot pursue and that would lighten such Payee’s burden, notwithstanding that the failure of the Agents or any such other holder to do so may thereby prejudice such Payee. Each Payee agrees that it shall not be discharged, exonerated or have its obligations hereunder reduced by the Agents’ or any other holder’s of Senior Indebtedness delay in proceeding against or enforcing any remedy against any Payor, any guarantor of any Senior Indebtedness or any other Person; by the Agents or any holder of Senior Indebtedness releasing any Payor, any guarantor of any Senior Indebtedness or any other Person from all or any part of the Senior Indebtedness; or by the discharge of any Payor, any guarantor of any Senior Indebtedness or any other Person by an operation of law or otherwise, with or without the intervention or omission of the Agents or any such holder.

(vi) Each Payee waives all rights and defenses arising out of an election of remedies by the Agents or any other holder of Senior Indebtedness, even though that election of remedies, including any nonjudicial foreclosure with respect to any property securing any Senior Indebtedness, has impaired the value of such Payee’s rights of subrogation, reimbursement, or contribution against any Payor, any guarantor of any Senior Indebtedness or any other Person. Each Payee expressly waives any rights or defenses it may have by reason of protection afforded to any Payor, any guarantor of any Senior Indebtedness or any other Person with respect to the Senior Indebtedness pursuant to any anti-deficiency laws or other laws of similar import that limit or discharge the principal debtor’s indebtedness upon judicial or nonjudicial foreclosure of property or assets securing any Senior Indebtedness.

(vii) Each Payee agrees that, without the necessity of any reservation of rights against it, and without notice to or further assent by it, any demand for payment of any Senior Indebtedness made by the Agents or any other holder of Senior Indebtedness may be rescinded in whole or in part by the Agents or such holder, and any Senior Indebtedness may be continued, and the Senior Indebtedness or the liability of any Payee, any guarantor thereof or any other Person obligated thereunder, or any right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered or released by the Agents or any other holder of Senior Indebtedness, in each case without notice to or further assent by such Payee, which will remain bound hereunder, and without impairing, abridging, releasing or affecting the subordination provided for herein.

(viii) Each Payee waives any and all notice of the creation, renewal, extension or accrual of any Senior Indebtedness, and any and all notice of or proof of reliance by holders of Senior Indebtedness upon the subordination provisions set forth herein. The Senior Indebtedness shall be deemed conclusively to have been created, contracted or incurred, and the consent to create the obligations of any Payee evidenced by this Note shall be deemed conclusively to have been given, in reliance upon the subordination provisions set forth herein.

(ix) To the maximum extent permitted by law, each Payee waives any claim it might have against the Agents or any other holder of Senior Indebtedness with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Agents or any such holder, or any of their Related Parties, with respect to any exercise of rights or remedies under the Loan Documents, except to the extent due to the gross negligence or willful misconduct of the Agents or any such holder, as the case may be, or any of its Related Parties, as determined by a court of competent jurisdiction in a final and non-appealable judgment. None of the Agents, any other holder of Senior Indebtedness or any of their Related Parties shall be liable for failure to demand, collect or realize upon any guarantee of any Senior Indebtedness, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any property upon the request of any Payor, any Payee or any other Person or to take any other action whatsoever with regard to any such guarantee or any other property.

Each applicable Payee and each applicable Payor hereby agree that the subordination provisions set forth in this Note are for the benefit of each Agent and the other holders of Senior Indebtedness. Each Agent and the other holders of Senior Indebtedness are obligees under this Note to the same extent as if their names were written herein as such and the Administrative Agent may, on behalf of itself and such other holders, proceed to enforce the subordination provisions set forth herein.

All rights and interests of each Agent and the other holders of Senior Indebtedness hereunder, and the subordination provisions and the related agreements of the Payors and Payees set forth herein, shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of the First Lien Credit Agreement, Second Lien Credit Agreement or any other Loan Document;

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Indebtedness or any amendment or waiver or other modification, whether by course of conduct or otherwise, of, or consent to departure from, the First Lien Credit Agreement, the Second Lien Credit Agreement or any other Loan Document;

(iii) any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of or consent to departure from, any guarantee of any Senior Indebtedness; or

(iv) any other circumstances that might otherwise constitute a defense available to, or a discharge of, any Payor in respect of any Senior Indebtedness or of any Payee or any Payor in respect of the subordination provisions set forth herein.

The indebtedness evidenced by this Note owed by any Payor that is not a Loan Party shall not be subordinated to, and shall rank pari passu in right of payment with, any other obligation of such Payor.

Nothing contained in the subordination provisions set forth above is intended to or will impair, as between each Payor and each Payee, the obligations of such Payor, which are absolute and unconditional, to pay to such Payee the principal of and interest on this Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of such Payee and other creditors of such Payor other than the holders of Senior Indebtedness.

Each Payee is hereby authorized to record all loans and advances made by it to any Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein; provided that the failure of any Payee to record such information shall not affect any Payor’s obligations in respect of intercompany indebtedness extended by such Payee to such Payor.

Each Payor hereby waives diligence, presentment, demand, protest or notice of any kind whatsoever in connection with this Note. All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

It is understood that this Note shall only evidence Indebtedness.

This Note shall be binding upon each Payor and its successors and assigns, and the terms and provisions of this Note shall inure to the benefit of each Payee and its successors and assigns, including subsequent holders hereof. Notwithstanding anything to the contrary contained herein, in any other Loan Document or in any other promissory note or other instrument, this Note replaces and supersedes any and all promissory notes or other instruments which create or evidence any loans or advances made on, before or after the date hereof by any Payee to Holdings or any Subsidiary.

From time to time after the date hereof, additional Subsidiaries of Holdings may become parties hereto (as Payor and/or Payee, as the case may be) by executing a counterpart signature page to this Note (each additional Subsidiary, an “Additional Party”). Upon delivery of such counterpart signature page to the Payees, notice of which is hereby waived by the other Payors, each Additional Party shall be a Payor and/or a Payee, as the case may be, and shall be as fully a party hereto as if such Additional Party were an original signatory hereof. Each Payor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Payor or Payee hereunder. This Note shall be fully effective as to any Payor or Payee that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payor or Payee hereunder.

No amendment, modification or waiver of, or consent with respect to, any provisions of this Note shall be effective unless the same shall be in writing and signed and delivered by each Payor and Payee whose rights or obligations shall be affected thereby; provided that, until such time as the Termination Date shall have occurred, the Administrative Agent shall have provided its prior written consent to such amendment, modification, waiver or consent (such consent not to be unreasonably withheld to the extent such amendment or modification is required to comply with any Requirement of Law or is not adverse to the interests of the Lenders in any material respects).

[remainder of page intentionally left blank]

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[ ]

By:
Name:
Title:

[INTERCOMPANY NOTE SIGNATURE PAGE]

EXHIBIT I

Form of Specified Discount Prepayment Notice

Date: [            , 20    ]

To: Barclays Bank PLC, as Auction Agent

Ladies and Gentlemen:

This Specified Discount Prepayment Notice is delivered to you pursuant to Section 2.11(a)(ii)(B) of that certain Second Lien Credit Agreement, dated as of May 6, 2014 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among WME IMG Holdings, LLC, a Delaware limited liability company, WME IMG, LLC, a Delaware limited liability company, William Morris Endeavor Entertainment, LLC, a Delaware limited liability company (“WME”), IMG Worldwide Holdings, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”), the lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

Pursuant to Section 2.11(a)(ii)(B) of the Agreement, [WME][IMG] hereby offers to make a Discounted Term Loan Prepayment to each Term Lender [and to each Additional Lender of the [•, 20•]10 tranche[s] of Term Loans] on the following terms:

1. This Borrower Offer of Specified Discount Prepayment is available only to each Term Lender [and to each Additional Lender of the [•, 20•]11 tranche[s] of Term Loans].

2. The maximum aggregate outstanding amount of the Discounted Term Loan Prepayment that will be made in connection with this offer shall not exceed $[•] of Term Loans [and $[•] of the [•, 20•]12 tranche[(s)] of Term Loans] (the “Specified Discount Prepayment Amount”).13

3. The percentage discount to par value at which such Discounted Term Loan Prepayment will be made is [•]% in respect of the Term Loans [and [•]% in respect of the [•, 20•]14 tranche[(s)] of Term Loans] (the “Specified Discount”).

To accept this offer, you are required to submit to the Administrative Agent a Specified Discount Prepayment Response on or before 5:00 p.m. New York time on the date that is three (3) Business Days following the date of delivery of this notice pursuant to Section 2.11(a)(ii)(B) of the Agreement.

The Borrowers hereby represent and warrant to the Administrative Agent [and the Term Lenders][, the Term Lenders and each Additional Lender of the [•, 20•]15 tranche[s] of Term Loans] that

[10]	List multiple tranches if applicable.
[11]	List multiple tranches if applicable.
[12]	List multiple tranches if applicable.
[13]	Minimum of $1.0 million and whole increments of $500,000.
[14]	List multiple tranches if applicable.
[15]	List multiple tranches if applicable.

[at least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrowers on the applicable Discounted Prepayment Effective Date.][at least three (3) Business Days have passed since the date the Borrowers were notified that no Term Lender was willing to accept any prepayment of any Term Loan and/or Other Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrowers’ election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender.]16

The Borrowers acknowledge that the Auction Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with their decision whether or not to accept the offer set forth in this Specified Discount Prepayment Notice and the acceptance of any prepayment made in connection with this Specified Discount Prepayment Notice.

The Borrowers request that Auction Agent promptly notify each of the relevant Term Lenders party to the Agreement of this Specified Discount Prepayment Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

[16]	Insert applicable representation.

IN WITNESS WHEREOF, the undersigned have executed this Specified Discount Prepayment Notice as of the date first above written.

William Morris Endeavor Entertainment, LLC

By:
Name:
Title:

IMG Worldwide Holdings, LLC

By:
Name:
Title:

Enclosure: Form of Specified Discount Prepayment Response

[SIGNATURE PAGE]

EXHIBIT J

Form of Specified Discount Prepayment Response

Date: [            , 20    ]

To: Barclays Bank PLC, as Auction Agent

Ladies and Gentlemen:

Reference is made to (a) that certain Second Lien Credit Agreement, dated as of May 6, 2014 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among WME IMG Holdings, LLC, a Delaware limited liability company, WME IMG, LLC, a Delaware limited liability company, William Morris Endeavor Entertainment, LLC, a Delaware limited liability company (“WME”), IMG Worldwide Holdings, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”), the lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent, and (b) that certain Specified Discount Prepayment Notice, dated [            , 20    ], from the Borrowers (the “Specified Discount Prepayment Notice”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Specified Discount Prepayment Notice or, to the extent not defined therein, in the Agreement.

The undersigned [Term Lender] [Additional Lender] hereby gives you irrevocable notice, pursuant to Section 2.11(a)(ii)(B) of the Agreement, that it is willing to accept a prepayment of the following [tranches of] Term Loans held by such [Term Lender] [Additional Lender] at the Specified Discount in an aggregate outstanding amount as follows:

Term Loans - $[•]

[[•, 20•]17 tranche[s] of Term Loans - $[•]]

The undersigned [Term Lender] [Additional Lender] hereby expressly consents and agrees to a prepayment of its [Term Loans][[•, 20•]18 tranche[s] of Term Loans] pursuant to Section 2.11(a)(ii)(B) of the Agreement at a price equal to the [applicable] Specified Discount in the aggregate outstanding amount not to exceed the amount set forth above, as such amount may be reduced in accordance with the Specified Discount Proration, and as otherwise determined in accordance with and subject to the requirements of the Agreement.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

[17]	List multiple tranches if applicable.
[18]	List multiple tranches if applicable.

J-1

IN WITNESS WHEREOF, the undersigned has executed this Specified Discount Prepayment Response as of the date first above written.

[ ]

By:
Name
Title:

By:
Name
Title:

[SIGNATURE PAGE]

J-2

EXHIBIT K

Form of Discount Range Prepayment Notice

Date: [            , 20    ]

To: Barclays Bank PLC, as Auction Agent

Ladies and Gentlemen:

This Discount Range Prepayment Notice is delivered to you pursuant to Section 2.11(a)(ii)(C) of that certain Second Lien Credit Agreement, dated as of May 6, 2014, (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among WME IMG Holdings, LLC, a Delaware limited liability company, WME IMG, LLC, a Delaware limited liability company, William Morris Endeavor Entertainment, LLC, a Delaware limited liability company (“WME”), IMG Worldwide Holdings, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”), the lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

Pursuant to Section 2.11(a)(ii)(C) of the Agreement, the [WME][IMG] hereby requests that each Term Lender [and each Additional Lender of the [•, 20•]19 tranche[s] of Term Loans] submit a Discount Range Prepayment Offer. Any Discounted Term Loan Prepayment made in connection with this solicitation shall be subject to the following terms:

1. This Borrower Solicitation of Discount Range Prepayment Offer is extended at the sole discretion of [WME][IMG] to each Term Lender [and to each Additional Lender of the [•, 20•]20 tranche[s] of Term Loans].

2. The maximum aggregate outstanding amount of the Discounted Term Loan Prepayment that will be made in connection with this solicitation is $[•] of Term Loans [and $[•] of the [•, 20•]21 tranche[(s)] of Term Loans] (the “Discount Range Prepayment Amount”).22

3. [WME][IMG] is willing to make Discounted Term Loan Prepayments at a percentage discount to par value greater than or equal to [•]% but less than or equal to [•]% in respect of the Term Loans [and greater than or equal to [•]% but less than or equal to [•]% in respect of the [•, 20•]23 tranche[(s)] of Term Loans] (the “Discount Range”).

To make an offer in connection with this solicitation, you are required to deliver to the Administrative Agent a Discount Range Prepayment Offer on or before 5:00 p.m. New York time on the date that is three (3) Business Days following the dated delivery of the notice pursuant to Section 2.11(a)(ii)(C) of the Agreement.

[19]	List multiple tranches if applicable.
[20]	List multiple tranches if applicable.
[21]	List multiple tranches if applicable.
[22]	Minimum of $1.0 million and whole increments of $500,000.
[2][3]	List multiple tranches if applicable.

The Borrowers hereby represent and warrant to the Auction Agent [and the Term Lenders][, the Term Lenders and each Additional Lender of the [•, 20 •]24 tranche[s] of Term Loans] that [at least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrowers on the applicable Discounted Prepayment Effective Date.][at least three (3) Business Days have passed since the date the Borrowers were notified that no Lender was willing to accept any prepayment of any Term Loan and/or Other Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrowers’ election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender.]25

The Borrowers acknowledge that the Auction Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with any Discount Range Prepayment Offer made in response to this Discount Range Prepayment Notice and the acceptance of any prepayment made in connection with this Discount Range Prepayment Notice.

The Borrowers request that Auction Agent promptly notify each of the relevant Term Lenders party to the Agreement of this Discount Range Prepayment Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

[24]	List multiple tranches if applicable.
[25]	Insert applicable representation.

IN WITNESS WHEREOF, the undersigned have executed this Discount Range Prepayment Notice as of the date first above written.

William Morris Endeavor Entertainment, LLC

By:
Name:
Title:

IMG Worldwide Holdings, LLC

By:
Name:
Title:

Enclosure: Form of Discount Range Prepayment Offer

[SIGNATURE PAGE]

EXHIBIT L

Form of Discount Range Prepayment Offer

Date: [            , 20    ]

To: Barclays Bank PLC, as Auction Agent

Ladies and Gentlemen:

Reference is made to (a) that certain Second Lien Credit Agreement, dated as of May 6, 2014, (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among WME IMG Holdings, LLC, a Delaware limited liability company, WME IMG, LLC, a Delaware limited liability company, William Morris Endeavor Entertainment, LLC, a Delaware limited liability company (“WME”), IMG Worldwide Holdings, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”), the lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent, and (b) that certain Discount Range Prepayment Notice, dated [            , 20    ], from the Borrowers (the “Discount Range Prepayment Notice”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Discount Range Prepayment Notice or, to the extent not defined therein, in the Agreement.

The undersigned [Term Lender] [Additional Lender] hereby gives you irrevocable notice, pursuant to Section 2.11(a)(ii)(C) of the Agreement, that it is hereby offering to accept a Discounted Term Loan Prepayment on the following terms:

1. This Discount Range Prepayment Offer is available only for prepayment on the Term Loans [and the [•, 20•] 26 tranche[s] of Term Loans] held by the undersigned.

2. The maximum aggregate outstanding amount of the Discounted Term Loan Prepayment that may be made in connection with this offer shall not exceed (the “Submitted Amount”):

Term Loans - $[•]

[[•, 20•]27 tranche[s] of Term Loans - $[•]]

3. The percentage discount to par value at which such Discounted Term Loan Prepayment may be made is [•]% in respect of the Term Loans [and [•]% in respect of the [•, 20•]28 tranche[(s)] of Term Loans] (the “Submitted Discount”).

The undersigned [Term Lender] [Additional Lender] hereby expressly consents and agrees to a prepayment of its Term Loans [•, 20•]29 tranche[s] of Term Loans] indicated above pursuant to Section 2.11(a)(ii)(C) of the Agreement at a price equal to the Applicable Discount and in an aggregate outstanding amount not to exceed the Submitted Amount, as such amount may be reduced in accordance with the Discount Range Proration, if any, and as otherwise determined in accordance with and subject to the requirements of the Agreement.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

[26]	List multiple tranches if applicable.
[27]	List multiple tranches if applicable.
[28]	List multiple tranches if applicable.
[29]	List multiple tranches if applicable.

L-1

IN WITNESS WHEREOF, the undersigned has executed this Discount Range Prepayment Offer as of the date first above written.

[ ]

By:
Name
Title:

By:
Name
Title:

[SIGNATURE PAGE]

L-2

EXHIBIT M

Form of Solicited Discounted Prepayment Notice

Date: [            , 20    ]

To: Barclays Bank PLC, as Auction Agent

Ladies and Gentlemen:

This Solicited Discounted Prepayment Notice is delivered to you pursuant to Section 2.11(a)(ii)(D) of that certain Second Lien Credit Agreement, dated as of May 6, 2014 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among WME IMG Holdings, LLC, a Delaware limited liability company, WME IMG, LLC, a Delaware limited liability company, William Morris Endeavor Entertainment, LLC, a Delaware limited liability company (“WME”), IMG Worldwide Holdings, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”), the lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

Pursuant to Section 2.11(a)(ii)(D) of the Agreement, the Borrowers hereby request that each Term Lender [and to each Additional Lender of the [●, 20●]30 tranche[s] of Term Loans] submit a Solicited Discounted Prepayment Offer. Any Discounted Term Loan Prepayment made in connection with this solicitation shall be subject to the following terms:

1. This Borrower Solicitation of Discounted Prepayment Offer is extended at the sole discretion of the Borrowers to each Term Lender [and to each Additional Lender of the [●, 20●]31 tranche[s] of Term Loans].

2. The maximum aggregate outstanding amount of the Discounted Term Loan Prepayment that will be made in connection with this solicitation is (the “Solicited Discounted Prepayment Amount”):32

Term Loans - $[●]

[[●, 20●]33 tranche[s] of Term Loans - $[●]]

To make an offer in connection with this solicitation, you are required to deliver to the Administrative Agent a Solicited Discounted Prepayment Offer on or before 5:00 p.m. New York time on the date that is three (3) Business Days following delivery of this notice pursuant to Section 2.11(a)(ii)(D) of the Agreement.

The Borrowers request that Auction Agent promptly notify each of the relevant Term Lenders party to the Agreement of this Solicited Discounted Prepayment Notice.

[30]	List multiple tranches if applicable.
[31]	List multiple tranches if applicable.
[32]	Minimum of $1.0 million and whole increments of $500,000.
[33]	List multiple tranches if applicable.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Solicited Discounted Prepayment Notice as of the date first above written.

William Morris Endeavor Entertainment, LLC

By:
Name:
Title:

IMG Worldwide Holdings, LLC

By:
Name:
Title:

Enclosure: Form of Solicited Discounted Prepayment Offer

[SIGNATURE PAGE]

EXHIBIT N

Form of Solicited Discounted Prepayment Offer

Date: [            , 20    ]

To: Barclays Bank PLC, as Auction Agent

Ladies and Gentlemen:

Reference is made to (a) that certain Second Lien Credit Agreement, dated as of May 6, 2014, (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among WME IMG Holdings, LLC, a Delaware limited liability company, WME IMG, LLC, a Delaware limited liability company, William Morris Endeavor Entertainment, LLC, a Delaware limited liability company (“WME”), IMG Worldwide Holdings, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”), the lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent, and (b) that certain Solicited Discounted Prepayment Notice, dated [            , 20    ], from the Borrowers (the “Solicited Discounted Prepayment Notice”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Solicited Discounted Prepayment Notice or, to the extent not defined therein, in the Agreement.

To accept the offer set forth herein, you must submit an Acceptance and Prepayment Notice on or before the third Business Day following your receipt of this notice.

The undersigned [Term Lender] [Additional Lender] hereby gives you irrevocable notice, pursuant to Section 2.11(a)(ii)(D) of the Agreement, that it is hereby offering to accept a Discounted Term Loan Prepayment on the following terms:

1. This Solicited Discounted Prepayment Offer is available only for prepayment on the Term Loans [[●, 20●]34 tranche[s] of Term Loans] held by the undersigned.

2. The maximum aggregate outstanding amount of the Discounted Term Loan Prepayment that may be made in connection with this offer shall not exceed (the “Offered Amount”):

Term Loans - $[●]

[[●, 20●]35 tranche[s] of Term Loans - $[●]]

3. The percentage discount to par value at which such Discounted Term Loan Prepayment may be made is [●]% in respect of the Term Loans [and [●]% in respect of the [●, 20●]36 tranche[(s)] of Term Loans] (the “Offered Discount”).

The undersigned [Term Lender] [Additional Lender] hereby expressly consents and agrees to a prepayment of its Term Loans [[●, 20●]37 tranche[s] of Term Loans] pursuant to Section

[34]	List multiple tranches if applicable.
[35]	List multiple tranches if applicable.
[36]	List multiple tranches if applicable.
[37]	List multiple tranches if applicable.

2.11(a)(ii)(D) of the Agreement at a price equal to the Acceptable Discount and in an aggregate outstanding amount not to exceed such Lender’s Offered Amount as such amount may be reduced in accordance with the Solicited Discount Proration, if any, and as otherwise determined in accordance with and subject to the requirements of the Agreement.

[REMINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted Prepayment Offer as of the date first above written.

[ ]

By:
Name
Title:

By:
Name
Title:

[SIGNATURE PAGE]

EXHIBIT O

Form of Acceptance and Prepayment Notice

Date: [                , 20    ]

To: Barclays Bank PLC, as Auction Agent

Ladies and Gentlemen:

This Acceptance and Prepayment Notice is delivered to you pursuant to Section 2.11(a)(ii)(D) of that certain Second Lien Credit Agreement, dated as of May 6, 2014, (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”) among WME IMG Holdings, LLC, a Delaware limited liability company, WME IMG, LLC, a Delaware limited liability company, William Morris Endeavor Entertainment, LLC, a Delaware limited liability company (“WME”), IMG Worldwide Holdings, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”), the lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

Pursuant to Section 2.11(a)(ii)(D) of the Agreement, the Borrowers hereby irrevocably notify you that they accept offers delivered in response to the Solicited Discounted Prepayment Notice having an Offered Discount equal to or greater than [●]% in respect of the Term Loans [and [●]% in respect of the [●, 20●]38 tranche[(s)] of Term Loans] (the “Acceptable Discount”) in an aggregate amount not to exceed the Solicited Discounted Prepayment Amount.

The Borrowers expressly agree that this Acceptance and Prepayment Notice shall be irrevocable and is subject to the provisions of Section 2.11(a)(ii)(D) of the Agreement.

The Borrowers hereby represent and warrant to the Auction Agent [and the Term Lenders][and the Term Lenders and each Additional Lender of the [●, 20●]39 tranche[s] of Term Loans] that [at least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrowers on the applicable Discounted Prepayment Effective Date.][At least three (3) Business Days have passed since the date the Borrowers were notified that no Term Lender was willing to accept any prepayment of any Term Loan and/or Other Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrowers’ election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender.]40

The Borrowers acknowledge that the Auction Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with the acceptance of any prepayment made in connection with a Solicited Discounted Prepayment Offer.

The Borrowers request that Auction Agent promptly notify each of the relevant Term Lenders party to the Agreement of this Acceptance and Prepayment Notice.

[38]	List multiple tranches if applicable.
[39]	List multiple tranches if applicable.
[40]	Insert applicable representation.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Acceptance and Prepayment Notice as of the date first above written.

William Morris Endeavor Entertainment, LLC

By:
Name:
Title:

IMG Worldwide Holdings, LLC

By:
Name:
Title:

[SIGNATURE PAGE]

EXHIBIT P-1

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to that certain Second Lien Credit Agreement dated as of May 6, 2014 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among WME IMG Holdings, LLC, a Delaware limited liability company (“Holdings”), WME IMG, LLC, a Delaware limited liability company (“Intermediate Holdings”), William Morris Endeavor Entertainment, LLC, a Delaware limited liability company (“WME”), IMG Worldwide Holdings, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”), the lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the Credit Agreement.

Pursuant to the provisions of Section 2.17(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) it is not a ten percent shareholder of the Borrowers within the meaning of Code Section 871(h)(3)(B), (iv) it is not a “controlled foreign corporation” related to the Borrowers as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Loan Document are effectively connected with the undersigned’s conduct of a United States trade or business.

The undersigned has furnished the Administrative Agent and the Borrowers with a certificate of its non-U.S. person status on the applicable Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent in writing and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent a properly completed and currently effective certificate in either the calendar year in which payment is to be made by the Borrowers or the Administrative Agent to the undersigned, or in either of the two calendar years preceding such payment.

[Signature Page Follows]

P-1-1

[Lender]

By:
Name:
Title:

[Address]

Dated:                             , 20[    ]

[SIGNATURE PAGE]

P-1-2

EXHIBIT P-2

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to that certain Second Lien Credit Agreement dated as of May 6, 2014 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among WME IMG Holdings, LLC, a Delaware limited liability company (“Holdings”), WME IMG, LLC, a Delaware limited liability company (“Intermediate Holdings”), William Morris Endeavor Entertainment, LLC, a Delaware limited liability company (“WME”), IMG Worldwide Holdings, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”), the lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the Credit Agreement.

Pursuant to the provisions of Section 2.17(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any note(s) evidencing such Loan(s)), (iii) neither the undersigned nor any of its direct or indirect partners/members is a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrowers within the meaning of Code Section 871(h)(3)(B), (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrowers as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Loan Document are effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a United States trade or business.

The undersigned has furnished the Administrative Agent and the Borrowers with Internal Revenue Service Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members claiming the portfolio interest exemption: (i) an applicable Internal Revenue Service Form W-8BEN or (ii) an Internal Revenue Service Form W-8IMY accompanied by an applicable Internal Revenue Service Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent in writing and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent in writing with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[Signature Page Follows]

P-2-1

[Lender]

By:
Name:
Title:

[Address]

Dated:                             , 20[    ]

[SIGNATURE PAGE]

P-2-2

EXHIBIT P-3

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to that certain Second Lien Credit Agreement dated as of May 6, 2014 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among WME IMG Holdings, LLC, a Delaware limited liability company (“Holdings”), WME IMG, LLC, a Delaware limited liability company (“Intermediate Holdings”), William Morris Endeavor Entertainment, LLC, a Delaware limited liability company (“WME”), IMG Worldwide Holdings, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”), the lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the Credit Agreement.

Pursuant to the provisions of Section 2.17(e) and Section 9.04(c) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) it is not a ten percent shareholder of the Borrowers within the meaning of Code Section 871(h)(3)(B), (iv) it is not a “controlled foreign corporation” related to the Borrowers as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Loan Document are effectively connected with the undersigned’s conduct of a United States trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on the applicable Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[Signature Page Follows]

P-3-1

[Participant]

By:
Name:
Title:

[Address]

Dated:                             , 20[    ]

[SIGNATURE PAGE]

P-3-2

EXHIBIT P-4

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to that certain Second Lien Credit Agreement dated as of May 6, 2014 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among WME IMG Holdings, LLC, a Delaware limited liability company (“Holdings”), WME IMG, LLC, a Delaware limited liability company (“Intermediate Holdings”), William Morris Endeavor Entertainment, LLC, a Delaware limited liability company (“WME”), IMG Worldwide Holdings, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”), the lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the Credit Agreement.

Pursuant to the provisions of Section 2.17(e) and Section 9.04(c) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) neither the undersigned nor any of its direct or indirect partners/members is a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrowers within the meaning of Code Section 871(h)(3)(B), (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrowers as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Loan Document are effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a United States trade or business.

The undersigned has furnished its participating Lender with Internal Revenue Service Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members claiming the portfolio interest exemption: (i) an applicable Internal Revenue Service Form W-8BEN or (ii) an Internal Revenue Service Form W-8IMY accompanied by an applicable Internal Revenue Service Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[Signature Page Follows]

P-4-1

[Participant]

By:
Name:
Title:

[Address]

Dated:                             , 20[    ]

[SIGNATURE PAGE]

P-4-2

EXHIBIT Q

[Form of Mortgage]

Q-1

This instrument was prepared in

consultation with counsel in the state

in which the Mortgaged Property is located

by the attorney named below, and after

recording, please return to:

Athy A. O’Keeffe

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING

by and from

[                                     ]

“Mortgagor”

to

BARCLAYS BANK PLC,

in its capacity as Collateral Agent

“Mortgagee”

Dated as of [                ] [    ], 20[    ]

Relating to Premises in:

[                ] County, [                ]

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING

THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (this “Mortgage”) is executed as of [            ] [    ], 20[    ] by and from [                ], a [                ] [            ], as mortgagor, assignor and debtor (in such capacities and together with any successors in such capacities, “Mortgagor”), whose address is [                    ], in favor of BARCLAYS BANK PLC, having an address at [                ], as Administrative Agent and Collateral Agent for the benefit of the Secured Parties, as mortgagee, assignee and secured party (in such capacities and, together with its successors and assigns in such capacities, the “Mortgagee”).

WHEREAS, WME IMG HOLDINGS, LLC (“Holdings”), WME IMG, LLC (“Intermediate Holdings”), WILLIAM MORRIS ENDEAVOR ENTERTAINMENT, LLC (“WME”) and IMG WORLDWIDE HOLDINGS, LLC, a Delaware limited liability company and successor in interest to Iris Merger Sub, Inc. (“IMG” and, together with WME, the “Borrowers”) are parties to that certain Second Lien Credit Agreement, dated as of May 6, 2014 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among Holdings, Intermediate Holdings, the Borrowers, the Lenders party thereto, BARCLAYS BANK PLC, as Administrative Agent and as Collateral Agent, JPMORGAN CHASE BANK, N.A., as syndication agent (the “Syndication Agent”), and ROYAL BANK OF CANADA and DEUTSCHE BANK AG NEW YORK BRANCH, as co-documentation agents (the “Co-Documentation Agents”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to extend credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to the Guarantee Agreement, Mortgagor has agreed to unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, to the Guaranteed Parties (as defined therein) the prompt and complete payment and performance when due of the Secured Obligations;41

WHEREAS, Mortgagor acknowledges that it will derive substantial direct and indirect benefit from the extensions of credit to the Borrowers pursuant to the Credit Agreement; and42

WHEREAS, it is a condition to the obligations of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Mortgagor shall have executed and delivered this Mortgage to the Mortgagee for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the Mortgaged Property and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement, and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the Mortgagor hereby agrees with the Mortgagee, for the benefit of the Secured Parties, as follows:

[41]	To be revised/deleted if Mortgagor = Borrowers
[42]	To be revised if Mortgagor = Borrowers

ARTICLE I DEFINITIONS

Section 1.1 Definitions. All capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Mortgage. As used herein, the following terms shall have the following meanings:

(a) “Charges”: shall mean any and all present and future real estate, property and other taxes, assessments and special assessments, levies, fees, all water and sewer rents and charges and all other governmental charges imposed upon or assessed against, and all claims (including, without limitation, claims for landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborer’s, materialmen’s, suppliers’ and warehousemen’s liens and other claims arising by operation of law), judgments or demands against, all or any portion of the Mortgaged Property or other amounts of any nature which, if unpaid, might result in or permit the creation of, a Lien on the Mortgaged Property or which might result in foreclosure of all or any portion of the Mortgaged Property except, in each case, Permitted Liens.

(b) “Mortgaged Property”: The fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate therein as hereafter may be acquired by Mortgagor and all of Mortgagor’s right, title and interest in, to and under all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing in each case whether now owned or hereinafter acquired, including without limitation all water rights, mineral, oil and gas rights, easements and rights of way (collectively, the “Land”), and all of Mortgagor’s right, title and interest now or hereafter acquired in, to and under (1) all buildings, structures and other improvements now owned or hereafter acquired by Mortgagor, now or at any time situated, placed or constructed upon the Land (the “Improvements”; the Land and Improvements are collectively referred to as the “Premises”), (2) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities whether or not situated in easements, and all equipment, inventory and other goods in which Mortgagor now has or hereafter acquires any rights or any power to transfer rights and that are or are to become fixtures (as defined in the UCC, defined below) related to the Land (the “Fixtures”), (3) all goods, accounts, inventory, general intangibles, instruments, documents, contract rights and chattel paper, including all such items as defined in the UCC, now owned or hereafter acquired by Mortgagor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Premises (the “Personalty”), (4) all reserves, escrows or impounds required under the Credit Agreement or any of the other Loan Documents and all of Mortgagor’s right, title and interest in all reserves, deferred payments, deposits, refunds and claims of any nature relating to the Mortgaged Property (the “Deposit Accounts”), (5) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the “Leases”), (6) all of the rents, revenues, royalties, income, proceeds, profits, accounts receivable, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the “Rents”), (7) all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, indemnities, warranties, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property (the “Property Agreements”), (8) all property tax refunds payable with respect to the Mortgaged Property (the “Tax Refunds”), (9) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the “Proceeds”), (10) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Mortgagor (the “Insurance”), (11) all awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to any condemnation or other taking (or any purchase in lieu thereof) of all or any portion of the Land, Improvements, Fixtures or Personalty (the “Condemnation Awards”) and (12) any and all right, title and interest of Mortgagor in and to any and all drawings, plans, specifications, file materials, operating and maintenance records, catalogues, tenant lists, correspondence, advertising materials, operating manuals, warranties, guarantees, appraisals, studies and data relating to the Mortgaged Property or the construction of any alteration relating to the Premises or the maintenance of any Property Agreement (the “Records”). As used in this Mortgage, the term “Mortgaged Property” shall mean all or, where the context permits or requires, any portion of the above or any interest therein, provided, however, that for so long as any Existing Notes remain outstanding and contain provisions regarding the encumbrance of Principal Properties, the Mortgaged Property shall not include any Principal Property.

(c) “Permitted Liens”: means any Lien permitted by Section 6.02 of the Credit Agreement.

(d) “UCC”: The Uniform Commercial Code of [            ], or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than [            ], then, as to the matter in question, the Uniform Commercial Code in effect in that state.

ARTICLE II GRANT

Section 2.1 Grant. To secure the full and timely payment and performance, as the case may be, in full of all Secured Obligations, Mortgagor hereby GRANTS, BARGAINS, ASSIGNS, SELLS, TRANSFERS, CONVEYS and CONFIRMS, to the Mortgagee and its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Mortgagee a security interest in and lien upon, the Mortgaged Property whether now owned or hereafter acquired, subject, however, only to Permitted Liens.

Section 2.2 Secured Obligations. This Mortgage secures, and the Mortgaged Property is collateral security for, the payment and performance in full when due of the Secured Obligations.

Section 2.3 Future Advances. This Mortgage shall secure all Secured Obligations including, without limitation, future advances whenever hereafter made with respect to or under the Credit Agreement or the other Loan Documents and shall secure not only Secured Obligations with respect to presently existing indebtedness under the Credit Agreement or the other Loan Documents, but also any and all other indebtedness which may hereafter be owing to the Secured Parties under the Credit Agreement or the other Loan Documents, however incurred, whether interest, discount or otherwise, and whether the same shall be deferred, accrued or capitalized, including future advances and re-advances, pursuant to the Credit Agreement or the other Loan Documents, whether such advances are obligatory or to be made at the option of the Secured Parties, or otherwise, and any extensions, refinancings, modifications or renewals of all such Secured Obligations whether or not Mortgagor executes any extension agreement or renewal instrument and, in each case, to the same extent as if such future advances were made on the date of the execution of this Mortgage.

Section 2.4 No Release. Nothing set forth in this Mortgage shall relieve Mortgagor from the performance of any term, covenant, condition or agreement on Mortgagor’s part to be performed or observed under or in respect of any of the Mortgaged Property or from any liability to any Person under or in respect of any of the Mortgaged Property or shall impose any obligation on Mortgagee or any other Secured Party to perform or observe any such term, covenant, condition or agreement on Mortgagor’s part to be so performed or observed or shall impose any liability on Mortgagee or any other Secured Party for any act or omission on the part of Mortgagor relating thereto or for any breach of any representation or warranty on the part of Mortgagor contained in this Mortgage or any other Loan Document, or under or in respect of the Mortgaged Property or made in connection herewith or therewith. The obligations of Mortgagor contained in this Section 2.4 shall survive the termination hereof and the discharge of Mortgagor’s other obligations under this Mortgage or the other Loan Documents.

ARTICLE III WARRANTIES, REPRESENTATIONS AND COVENANTS

Mortgagor warrants, represents and covenants to Mortgagee as follows:

Section 3.1 Title to Mortgaged Property and Lien of this Instrument. Mortgagor has good and indefeasible fee simple title to the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Liens. This Mortgage creates a valid, enforceable second priority lien and security interest in favor of Mortgagee against the Mortgaged Property for the benefit of the Secured Parties securing the payment and performance of the Secured Obligations subject only to Permitted Liens. Upon recordation in the official real estate records in the county (or other applicable jurisdiction) in which the Mortgaged Property is located, this Mortgage will constitute a valid and enforceable second priority mortgage lien on the Mortgaged Property in favor of Mortgagee for the benefit of the Secured Parties subject only to Permitted Liens.

Section 3.2 Second Lien Status. Mortgagor shall preserve and protect the second lien and security interest status of this Mortgage. If any lien or security interest other than a Permitted Lien is asserted against the Mortgaged Property, Mortgagor shall promptly take such action as may be required pursuant to the Credit Agreement so as to cause it to be released or contested (including, if applicable, the requirement of providing a bond or other security reasonably satisfactory to Mortgagee).

Section 3.3 Replacement of Fixtures and Personalty. Mortgagor shall not, without the prior written consent of Mortgagee, permit any of the Fixtures or Personalty owned or leased by Mortgagor to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for its protection, maintenance or repair or is not prohibited from being removed by the Credit Agreement, the Collateral Agreement or any other Loan Document.

Section 3.4 Inspection. Pursuant to Section 5.08 of the Credit Agreement, Mortgagor shall permit Mortgagee and its agents, representatives and employees, upon reasonable prior notice to Mortgagor, to inspect the Mortgaged Property and all books and records of Mortgagor located thereon.

Section 3.5 Insurance; Condemnation Awards and Insurance Proceeds.

(a) Insurance. Mortgagor shall maintain or cause to be maintained the insurance required by the Credit Agreement and any other Loan Document. If any portion of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (or any amendment or successor act thereto), then the Mortgagor shall maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount sufficient to comply with all applicable rules and regulations promulgated pursuant to such Act.

(b) Condemnation Awards. Mortgagor shall cause all Condemnation Awards to be applied in accordance with the Credit Agreement and any other Loan Document.

(c) Insurance Proceeds. Mortgagor shall cause all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property to be applied in accordance with the Credit Agreement and any other Loan Document.

(d) Payment of Charges. Except as otherwise permitted by the terms of the Credit Agreement, the Collateral Agreement and any other Loan Document, Mortgagor shall pay and discharge, or cause to be paid and discharged, from time to time prior to same becoming delinquent, all Charges. Mortgagor shall, upon Mortgagee’s reasonable written request, deliver to Mortgagee receipts evidencing the payment of all such Charges.

Section 3.6 Mortgagor’s Covenants. In order to induce the Mortgagee to enter into this Mortgage, the Credit Agreement and the other Loan Documents, the Mortgagor agrees that the covenants of Mortgagor set forth in the Credit Agreement, solely to the extent applicable to the Mortgaged Property, this Mortgage and/or Mortgagor in its capacity as Mortgagor hereunder, are incorporated into this Mortgage by reference as if fully set forth herein and are of full force and effect as if made by Mortgagor herein.

ARTICLE IV DEFAULT AND REMEDIES

Section 4.1 Remedies. Upon the occurrence and during the continuance of an Event of Default, Mortgagee may, at Mortgagee’s election, exercise any or all of the following rights, remedies and recourses:

(a) Acceleration. Subject to any provisions of the Loan Documents providing for the automatic acceleration of the Secured Obligations upon the occurrence of certain Events of Default, declare the Secured Obligations to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

(b) Entry on Mortgaged Property. Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Mortgagor remains in possession of the Mortgaged Property following the occurrence and during the continuance of an Event of Default and without Mortgagee’s prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor.

(c) Operation of Mortgaged Property. Hold, lease, develop, manage, operate, carry on the business thereof or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Mortgagee deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions of Section 4.7.

(d) Default and Remedies. Institute proceedings for the complete foreclosure of this Mortgage by judicial action or by power of sale, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels. [Such sale shall be made in accordance with [        ] law at the time of the sale, governing sales of real property under powers of sale conferred by mortgages relating to the sale of real estate or by the UCC relating to the sale of collateral after default by a debtor (as such laws now exist or may be hereafter amended or succeeded), 43 or by any other present or subsequent articles or enactments relating to same.] With respect to any notices required or permitted under the UCC, Mortgagor agrees that ten (10) days’ prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, power of sale, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor. Mortgagee or any of the other Secured Parties may be a purchaser at such sale. If Mortgagee or such other Secured Party is the highest bidder, Mortgagee or such other Secured Party may credit the portion of the purchase price that would be distributed to Mortgagee or such other Secured Party against the Secured Obligations in lieu of paying cash. In the event this Mortgage is foreclosed by judicial action, appraisement of the Mortgaged Property is waived, Mortgagee may postpone from time to time any sale to be made under or by virtue hereof by announcement at the time and place appointed for such sale or for such postponed sale or sales, and Mortgagee, without further notice or publication, may make such sale at the time and place as announced at the postponed sale.

(e) Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Secured Obligations, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.7; provided, however, that, notwithstanding the appointment of any receiver, Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits or instruments at the time held by or payable or deliverable under the terms of the Credit Agreement to Mortgagee.

(f) UCC. Exercise any and all rights and remedies granted to a secured party upon default under the UCC, including, without limiting the generality of the foregoing: (i) the right to take possession of the personal property or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the personal property, and (ii) request Mortgagor at its expense to assemble the personal property and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Any notice of sale, disposition or other intended action by Mortgagee with respect to the personal property sent to Mortgagor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagor.

(g) Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity.

[43]	Local counsel to advise regarding appropriate power of sale language

Section 4.2 Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee in its sole discretion may elect. The right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 4.3 Remedies Cumulative, Concurrent and Nonexclusive. The Mortgagee and the other Secured Parties shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated under the Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Mortgagee or such other Secured Party, as the case may be, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee or any other Secured Party in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

Section 4.4 Release of and Resort to Collateral. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Loan Documents or their status as a second priority lien and security interest in and to the Mortgaged Property. For payment of the Secured Obligations, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.

Section 4.5 Appearance, Waivers, Notice and Marshalling of Assets. After the occurrence and during the continuance of any Event of Default and immediately upon the commencement of any action, suit or legal proceedings to obtain judgment for the payment or performance of the Secured Obligations or any part thereof, or of any proceedings to foreclose the lien and security interest created and evidenced hereby or otherwise enforce the provisions hereof or of any other proceedings in aid of the enforcement hereof, Mortgagor shall enter its voluntary appearance in such action, suit or proceeding. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of Mortgagee’s election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation. Mortgagor shall not claim, take or insist on any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales of the Mortgaged Property which may be made pursuant to this Mortgage, or pursuant to any decree, judgment or order of any court of competent jurisdiction. Mortgagor covenants not to hinder, delay or impede the execution of any power granted or delegated to Mortgagee by this Mortgage but to suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

Section 4.6 Discontinuance of Proceedings. If Mortgagee or any other Secured Party shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee or such other Secured Party, as the case may be, shall have the unqualified right to do so and, in such an event, Mortgagor, Mortgagee and the other Secured Parties shall be restored to their former positions with respect to the Secured Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee and the other Secured Parties shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Mortgagee or any other Secured Party thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

Section 4.7 Application of Proceeds. Subject to any applicable Intercreditor Agreement, the Mortgagee shall apply the proceeds of any collection or sale of the Mortgaged Property at any time after receipt in the order set forth below:

(a) first, to the payment of all costs and expenses incurred by the Mortgagee in connection with such collection or sale or otherwise in connection with this Mortgage, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Mortgagee hereunder or under any other Loan Document on behalf of Mortgagor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

(b) second, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

(c) third, to the Mortgagor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Mortgagee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Mortgage. Upon any sale of Mortgaged Property by the Mortgagee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Mortgagee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Mortgaged Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Mortgagee or such officer or be answerable in any way for the misapplication thereof.

Section 4.8 Occupancy After Sale. Any sale of the Mortgaged Property or any part thereof in accordance with Section 4.1(d) will divest all right, title and interest of Mortgagor in and to the property sold. Subject to applicable law, any purchaser at a sale will receive immediate possession of the property purchased. If Mortgagor retains possession of such property or any part thereof subsequent to such sale, Mortgagor will be considered a tenant at sufferance of the purchaser, and will, if Mortgagor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

Section 4.9 Additional Advances and Disbursements; Costs of Enforcement.

(a) Upon the occurrence and during the continuance of any Event of Default, Mortgagee and each of the other Secured Parties shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor. All reasonable sums advanced and expenses incurred at any time by Mortgagee or any other Secured Party under this Section 4.9, or otherwise under this Mortgage or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the highest rate at which interest is then computed on any portion of the Secured Obligations and all such sums, together with interest thereon, shall be secured by this Mortgage.

(b) Mortgagor shall pay all out-of-pocket expenses (including reasonable attorneys’ fees and expenses) of or incidental to the perfection and enforcement of this Mortgage or the enforcement, compromise or settlement of the Secured Obligations or any claim under this Mortgage, and for the curing thereof, or for defending or asserting the rights and claims of the Mortgagee in respect thereof, by litigation or otherwise.

Section 4.10 No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article IV, the assignment of the Rents and Leases under Article V, the security interests under Article VI, nor any other remedies afforded to the Mortgagee under the Loan Documents, at law or in equity shall cause the Mortgagee or any other Secured Party to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate the Mortgagee or any other Secured Party to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

ARTICLE V ASSIGNMENT OF RENTS AND LEASES

Section 5.1 Assignment. In furtherance of and in addition to the assignment made by Mortgagor in Section 2.1 of this Mortgage, Mortgagor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Mortgagee all of its right, title and interest in and to all Leases (but only to the extent permitted under the existing Leases), whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have a revocable license from the Mortgagee to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Secured Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Secured Obligations or solvency of Mortgagor, the license herein granted shall, at the election of the Mortgagee, expire and terminate, upon written notice to Mortgagor by the Mortgagee.

Section 5.2 Perfection Upon Recordation. Mortgagor acknowledges that Mortgagee has taken all actions necessary to obtain, and that upon recordation of this Mortgage, Mortgagee shall have, to the extent permitted under applicable law, a valid and fully perfected, second priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Mortgagor acknowledges and agrees that upon recordation of this Mortgage, Mortgagee’s interest in the Rents shall be deemed to be fully perfected, “choate” and enforced as to Mortgagor and to the extent permitted under applicable law, all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the “Bankruptcy Code”), without the necessity of commencing a foreclosure action with respect to this Mortgage, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

Section 5.3 Bankruptcy Provisions. Without limitation of the absolute nature of the assignment of the Rents hereunder, Mortgagor and Mortgagee agree that (a) this Mortgage shall constitute a “security agreement” for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Mortgage extends to property of Mortgagor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

Section 5.4 No Merger of Estates. The rights and estate created by this Mortgage shall not, under any circumstances, be held to have merged into any other estate or interest now owned or hereafter acquired by the Mortgagee unless the Mortgagee shall have consented to such merger in writing.

ARTICLE VI SECURITY AGREEMENT

Section 6.1 Security Interest. This Mortgage constitutes a “security agreement” on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance, Condemnation Awards and Records. To this end, Mortgagor grants to Mortgagee a second priority security interest in the Personalty, Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance, Condemnation Awards, Records and all other Mortgaged Property which is personal property to secure the payment and performance of the Secured Obligations, and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Personalty, Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance, Condemnation Awards and Records sent to Mortgagor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Mortgagor. In the event of any conflict or inconsistency whatsoever between the terms of this Mortgage and the terms of the Collateral Agreement with respect to the collateral covered both therein and herein, including, but not limited to, with respect to whether any such Mortgaged Property is to be subject to a security interest or the use, maintenance or transfer of any such Mortgaged Property, the Collateral Agreement shall control, govern, and prevail, to the extent of any such conflict or inconsistency. For the avoidance of doubt, no personal property of Mortgagor that does not constitute “Collateral” under and as defined in the Collateral Agreement shall be subject to any security interest of Mortgagee or any Secured Party or constitute collateral hereunder.

Section 6.2 Financing Statements. Mortgagor shall prepare and deliver to Mortgagee such financing statements, and shall execute and deliver to Mortgagee such other documents, instruments and further assurances, in each case in form and substance reasonably satisfactory to Mortgagee, as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee’s security interest hereunder. Mortgagor hereby irrevocably authorizes Mortgagee to cause financing statements (and amendments thereto and continuations thereof) and any such documents, instruments and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

Section 6.3 Fixture Filing. This Mortgage shall also constitute a “fixture filing” for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures. The information provided in this Section 6.3 is provided so that this Mortgage shall comply with the requirements of the UCC for a mortgage instrument to be filed as a financing statement. Mortgagor is the “Debtor” and its name and mailing address are set forth in the preamble of this Mortgage preceding Article I. Mortgagee is the “Secured Party” and its name and mailing address from which information concerning the security interest granted herein may be obtained are also set forth in the preamble of this Mortgage preceding Article I. A statement describing the portion of the Mortgaged Property comprising the fixtures hereby secured is set forth in the definition of “Mortgaged Property” in Section 1.1 of this Mortgage. Mortgagor represents and warrants to Mortgagee that Mortgagor is the record owner of the Mortgaged Property [and the organizational identification number of Mortgagor is [            ]]44. Mortgagor represents and warrants to Mortgagee that Mortgagor’s jurisdiction of organization is the state of [        ].

[44]	Local counsel to advise if organizational IDs are still required given new UCC forms adopted by most states on 7/1/13

ARTICLE VII MISCELLANEOUS

Section 7.1 Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Loan Party shall be given to it in care of the Borrowers at the Borrowers’ addresses set forth in Section 9.01 of the Credit Agreement.

Section 7.2 Covenants Running with the Land. All grants, covenants, terms, provisions and conditions contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Land. As used herein, “Mortgagor” shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property. All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents; provided, however, that no such party shall be entitled to any rights thereunder without the prior written consent of Mortgagee.

Section 7.3 Attorney-in-Fact. Mortgagor hereby appoints the Mortgagee the attorney-in-fact of Mortgagor for the purpose of carrying out the provisions of this Mortgage and taking any action and executing any instrument that the Mortgagee may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. The Mortgagor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, the Mortgagee shall have the right, but only upon the occurrence and during the continuance of an Event of Default and notice by the Mortgagee to the Borrowers of its intent to exercise such rights, with full power of substitution either in the Mortgagee’s name or in the name of Mortgagor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Mortgaged Property or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Mortgaged Property; (c) to sign the name of Mortgagor on any invoice or bill of lading relating to any of the Mortgaged Property; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Mortgaged Property or to enforce any rights in respect of any Mortgaged Property; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Mortgaged Property; (f) to pay the premiums in respect of all required insurance policies hereunder and under the Credit Agreement and the other Loan Documents; (g) to pay Charges; (h) to make repairs; (i) to discharge Liens; (j) to pay or perform any obligations of the Mortgagor under any Mortgaged Property; and (k) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Mortgaged Property, and to do all other acts and things necessary to carry out the purposes of this Mortgage, as fully and completely as though the Mortgagee were the absolute owner of the Mortgaged Property for all purposes, and Mortgagee may expend funds for such purpose or purposes; provided that nothing herein contained shall be construed as requiring or obligating the Mortgagee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Mortgagee, or to present or file any claim or notice, or to take any action with respect to the Mortgaged Property or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby; provided further that the Mortgagee shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which the Mortgagor fails to pay or perform as and when required hereby and which the Mortgagor does not contest in accordance with the provisions of the Credit Agreement and the other Loan Documents. Any and all amounts so expended shall be paid by the Mortgagor in accordance with the Credit Agreement and the other Loan Documents, and repayment shall be secured by this Mortgage. Neither the provisions of this Section 7.3 nor any action taken by Mortgagee pursuant to the provisions of this Section 7.3 shall prevent any such failure to observe any covenant contained in this Mortgage nor any breach of warranty from constituting an Event of Default. The Mortgagee and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to Mortgagor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

Section 7.4 Successors and Assigns. Whenever in this Mortgage any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Mortgagor or the Mortgagee that are contained in this Mortgage shall bind and inure to the benefit of their respective successors and assigns.

Section 7.5 Waivers; Amendments.

(a) No failure or delay by the Mortgagee or any Secured Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Mortgagee and the Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Mortgage or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.5, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Mortgagee or any Secured Party may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Mortgage nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Mortgagee and the Mortgagor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement; provided that the Mortgagee may, without the consent of any Secured Party, consent to a departure by Mortgagor from any covenant of Mortgagor set forth herein to the extent such departure is consistent with the authority of the Mortgagee set forth in the definition of the term “Collateral and Guarantee Requirement” in the Credit Agreement.

Section 7.6 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS MORTGAGE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS MORTGAGE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.6.

Section 7.7 Termination or Release.

(a) The lien of this Mortgage and all other security interests granted hereby shall terminate when the Termination Date shall have occurred.

(b) The lien of this Mortgage all other security interests granted hereby shall also terminate and be released at the time or times and in the manner set forth in Section 9.15 of the Credit Agreement.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 7.7, the Mortgagee shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents by the Mortgagee pursuant to this Section 7.7 shall be without recourse to or warranty by the Mortgagee.

Section 7.8 Waiver of Stay, Moratorium and Similar Rights. Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the Secured Obligations secured hereby, or any agreement between Mortgagor and Mortgagee or any rights or remedies of Mortgagee or any other Secured Party.

Section 7.9 Applicable Law. The provisions of this Mortgage shall be governed by and construed under the laws of the state in which the Mortgaged Property is located.

Section 7.10 Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

Section 7.11 Severability. Any provision of this Mortgage held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provisions.

Section 7.12 Entire Agreement. This Mortgage and the other Loan Documents embody the entire agreement and understanding between Mortgagor and Mortgagee relating to the subject matter hereof and thereof and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Section 7.13 Mortgagee as Collateral Agent. Barclays Bank PLC has been appointed to act as the Collateral Agent under the Credit Agreement, by the Lenders under the Credit Agreement and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Mortgaged Property), solely in accordance with this Mortgage and the Credit Agreement, provided that the Collateral Agent shall exercise, or refrain from exercising, any remedies provided for in Article IV in accordance with the instructions of Required Lenders. In furtherance of the foregoing provisions of this Section 7.13, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon the Mortgaged Property hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the ratable benefit of the applicable Lenders and Secured Parties in accordance with the terms of this Section 7.13.

Section 7.14 Recording Documentation To Assure Security. Mortgagor shall, forthwith after the execution and delivery hereof and thereafter, from time to time, cause this Mortgage and any financing statement, continuation statement or similar instrument relating to any of the Mortgaged Property or to any property intended to be subject to the lien hereof or the security interests created hereby to be filed, registered and recorded in such manner and in such places as may be required by any present or future law and shall take such actions as Mortgagee shall reasonably deem necessary in order to publish notice of and fully to protect the validity and priority of the liens, assignment, and security interests purported to be created upon the Mortgaged Property and the interest and rights of Mortgagee therein. Mortgagor shall pay or cause to be paid all taxes and fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment thereof, and of any instrument of further assurance, and all Federal or state stamp taxes or other taxes, duties and charges arising out of or in connection with the execution and delivery of such instruments. In the event Mortgagee advances any sums to pay the amounts set forth in the preceding sentence, such advances shall be secured by this Mortgage.

Section 7.15 Further Acts. The Mortgagor shall, at the sole cost and expense of the Mortgagor, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers, financing statements, continuation statements, instruments and assurances as the Mortgagee shall from time to time reasonably request, which may be necessary in the judgment of the Mortgagee from time to time to assure, perfect, convey, assign, mortgage, transfer and confirm unto the Mortgagee, the property and rights hereby conveyed or assigned or which the Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee or for carrying out the intention or facilitating the performance of the terms hereof or the filing, registering or recording hereof. Without limiting the generality of the foregoing, in the event that the Mortgagee desires to exercise any remedies, consensual rights or attorney-in-fact powers set forth in this Mortgage and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Mortgagee, the Mortgagor agrees to use its commercially reasonable efforts to assist and aid the Mortgagee to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers. In the event the Mortgagor shall fail after demand to execute any instrument or take any action required to be executed or taken by the Mortgagor under this Section 7.15, the Mortgagee may execute or take the same as the attorney-in-fact for the Mortgagor, such power of attorney being coupled with an interest and is irrevocable.

Section 7.16 Additions to Mortgaged Property. All right, title and interest of Mortgagor in and to all extensions, amendments, relocations, restakings, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor upon the Land, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the Lien and security interest of this Mortgage as fully and completely and with the same effect as though now owned by Mortgagor and specifically described in the grant of the Mortgaged Property above, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the Lien and security interest of this Mortgage.

Section 7.17 Relationship. The relationship of Mortgagee to Mortgagor hereunder is strictly and solely that of mortgagee and mortgagor and nothing contained in the Credit Agreement, this Mortgage or any other document or instrument now existing and delivered in connection therewith or otherwise in connection with the Secured Obligations is intended to create, or shall in any event or under any circumstance be construed as creating a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Mortgagee and Mortgagor other than as mortgagee and mortgagor.

Section 7.18 No Claims Against Mortgagee. Nothing contained in this Mortgage shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, nor as giving Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Mortgagee in respect thereof or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien hereof.

Section 7.19 Mortgagee’s Fees and Expenses; Indemnification.

(a) Mortgagor agrees to reimburse the Mortgagee for its fees and expenses incurred hereunder as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to “Holdings”, “Intermediate Holdings” or the “Borrowers” shall be deemed to be a reference to “Mortgagor” and each reference therein to the “Administrative Agent” shall be deemed to be a reference to the “Mortgagee”.

(b) Without limitation of its indemnification obligations under the other Loan Documents, Mortgagor agrees to indemnify the Mortgagee and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee by any third party or by Holdings or any Subsidiary arising out of, in connection with, or as a result of, the execution, delivery or performance of this Mortgage or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether brought by a third party or by Holdings or any Subsidiary and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final, non-appealable judgment to have resulted from the gross negligence or willful misconduct of, or a breach of the Loan Documents by, such Indemnitee or its Related Parties.

(c) To the fullest extent permitted by applicable law, Mortgagor shall not assert, and Mortgagor hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such damages are determined by a court of competent jurisdiction by final, non-appealable judgment to have resulted from the gross negligence or willful misconduct of, or a breach of the Loan Documents by, such Indemnitee or its Related Parties, or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement or instrument contemplated thereby, the Transactions, any Loan or the use of the proceeds thereof.

(d) The provisions of this Section 7.19 shall remain operative and in full force and effect regardless of the termination of this Mortgage or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Mortgage or any other Loan Document, or any investigation made by or on behalf of any Secured Party. All amounts due under this Section 7.19 shall be payable not later than 10 Business Days after written demand therefor; provided, however, any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 7.19. Any such amounts payable as provided hereunder shall be additional Secured Obligations.

Section 7.20 Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent.

Mortgagor hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Mortgage and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address referred to in Section 7.1 or at such other address of which such Person shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 7.20 any special, exemplary, punitive or consequential damages.

(f) designates, appoints and empowers Holdings, Intermediate Holdings and the Borrowers as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding.

Section 7.21 Reinstatement. Mortgagor further agrees that, if any payment made by any Loan Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Mortgaged Property are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other Person, including Mortgagor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien and security interest securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien and security interest granted hereby securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or security interest shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or security interest securing the obligations of Mortgagor in respect of the amount of such payment.

Section 7.22 Intercreditor Agreements Govern. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Mortgagee pursuant to this Mortgage and the exercise of any right or remedy by the Mortgagee hereunder are subject to the provisions of the Intercreditor Agreements. In the event of any conflict between the terms of the Intercreditor Agreements and this Mortgage, the terms of the Intercreditor Agreements shall govern.

ARTICLE VIII [LOCAL LAW PROVISIONS45

Principles of Construction. The terms and provisions set forth below in this Article VIII shall be construed, to the greatest extent possible, consistently with all other provisions set forth in this Mortgage, and shall be deemed as being in addition to and supplementing all such other terms and provisions of this Mortgage. However, notwithstanding anything to the contrary set forth elsewhere in this Mortgage, in the event of any inconsistencies between the terms and conditions of this Article VIII and the other terms and conditions of this Mortgage, the terms and conditions of this Article VIII shall control and be binding.] [The remainder of this page has been intentionally left blank]

[45]	Local Counsel to provide additional local law provisions as necessary.

IN WITNESS WHEREOF, Mortgagor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

MORTGAGOR:

By:
Name:
Title:

[LOCAL COUNSEL TO CONFIRM ADEQUACY OF SIGNATURE PAGE AND PROVIDE FORM OF NOTARY ACKNOWLEDGMENT]

[Signature page to Mortgage]

EXHIBIT A

LEGAL DESCRIPTION

[To come from title policy]

Exhibit A-1